                                  OFFICE LEASE

                       PEREGRINE SYSTEMS CORPORATE CENTER

                            KR-CARMEL PARTNERS, LLC,

                      a Delaware limited liability company

                                  as Landlord,

                                       and

                             PEREGRINE SYSTEMS, INC.

                             a Delaware corporation

                                    as Tenant

                                   BUILDING 2





                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                 PEREGRINE SYSTEMS CORPORATE CENTER OFFICE LEASE

                       SUMMARY OF BASIC LEASE INFORMATION

     The undersigned hereby agree to the following terms of this Summary of Basic Lease Information (the "SUMMARY"). This Summary is hereby incorporated into and made a part of the attached Office Lease (the "OFFICE LEASE") which pertains to the "Project," as that term is defined in the Office Lease, to be known as "PEREGRINE SYSTEMS CORPORATE CENTER" (subject to Section 29.20 of the Office Lease). This Summary and the Office Lease are collectively referred to herein as the "LEASE". Each reference in the Office Lease to any term of this Summary shall have the meaning set forth in this Summary for such term. In the event of a conflict between the terms of this Summary and the Office Lease, the terms of the Office Lease shall prevail. Any capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Office Lease.


                TERMS OF LEASE
     (REFERENCES ARE TO THE OFFICE
                   LEASE)                                          DESCRIPTION
                   -----                                           -----------
1.    Date:                           June 9, 1999.

2.    Landlord:                       KR-CARMEL PARTNERS, LLC, a Delaware limited liability company.

3.    Tenant:                         PEREGRINE SYSTEMS, INC., a Delaware corporation.

4.    Premises (Article 1).           The Premises is defined as the entire building to be constructed by Landlord, consisting of approximately 129,680 rentable square feet as generally depicted on EXHIBIT "A" to the Office Lease
                                      ("BUILDING").  The parties hereby stipulate that the Building will contain a usable square footage of 116,556 usable square feet.

5.    Lease Term (Article 2).         The Lease Term for Tenant's lease of the Building shall be twelve
                                      (12) years commencing on the Lease Commencement Date. The Lease
                                      Commencement Date is estimated to be May 1, 2000.

6.    Initial Base Rent (Article 3):  The initial Base Rent payable with respect to the Building shall be calculated as follows:



------------------------- ------------------- ----------------------------
   Estimated Building          Monthly          Monthly Rental Rate Per
Rentable Square Footage     Installment of             Rentable
                              Base Rent              Square Foot*
------------------------- ------------------- ----------------------------
          129,680             $295,670.40                 $2.28
------------------------- ------------------- ----------------------------

*Plus electricity (as indicated in Section 6.2 of the Office Lease)

7.       Additional Rent (Article 4).

         7.1      Base Year:              The calendar year during which the
                                          Lease Commencement Date occurs.

                                       i



                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

         7.2      Tenant's Share:         See Article 4.

8.       Security Deposit:                See Article 21.

9.       Parking Privileges (Article 28): Four and one-half (4 1/2)
                                          parking permits for every 1,000
                                          usable square feet of the
                                          Premises as such square footage
                                          is specified in Section 4 of
                                          the Summary. Each permit shall
                                          entitle Tenant to utilize one
                                          (1) parking space on an
                                          unreserved basis in the Project
                                          parking facilities.

10.      Brokers (Section 29.18):         John Burnham & Company (representing
                                          Landlord and Tenant) and CB
                                          Richard Ellis, Inc.
                                          (representing Tenant only)

11.      Address of Tenant                12670 High Bluff Drive
         (Section 29.13):                 San Diego, CA 92130
                                          Attention: Richard T. Nelson, Esq.

                                          with a copy to:

                                          12670 High Bluff Drive
                                          San Diego, CA 92130
                                          Attention: Mr. Robert Urwiler


                                       ii



                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

            PEREGRINE SYSTEMS CORPORATE CENTER OFFICE BUILDING LEASE

                                TABLE OF CONTENTS


ARTICLE               SUBJECT MATTER                                                                           PAGE

ARTICLE 1 PREMISES, BUILDING, PROJECT, AND COMMON AREAS........................................................1
                      1.1      Premises, Building, Project and Common Areas....................................1
                      1.2      Verification of Rentable and Usable Square Feet of Premises, Building, and
                               Project.........................................................................3

ARTICLE 2 LEASE TERM...........................................................................................3
                      2.1      Initial Term....................................................................3
                      2.2      Options to Extend...............................................................4

ARTICLE 3 BASE RENT............................................................................................6
                      3.1      Initial Base Rent...............................................................6
                      3.2      Adjustments to Base Rent........................................................6

ARTICLE 4 ADDITIONAL RENT......................................................................................7
                      4.1      General Terms...................................................................7
                      4.2      Definitions of Key Terms Relating to Additional Rent............................7
                      4.3      Allocation of Direct Expenses..................................................14
                      4.4      Calculation and Payment of Additional Rent.....................................14
                      4.5      Taxes and Other Charges for Which Tenant Is Directly Responsible...............16

ARTICLE 5 USE OF PREMISES.....................................................................................17
                      5.1      Permitted Use..................................................................17
                      5.2      Prohibited Uses................................................................17
                      5.3      CC&R's.........................................................................17

ARTICLE 6 SERVICES AND UTILITIES..............................................................................18
                      6.1      Standard Tenant Services.......................................................18
                      6.2      Utilities Costs; Overstandard Tenant Use.......................................20
                      6.3      Interruption of Use............................................................20
                      6.4      Additional Services............................................................21
                      6.5      Utility Deregulation...........................................................21
                      6.6      Emergency Generator............................................................22
                      6.7      Substitution of Vendors........................................................22
                      6.8      Abatement Event................................................................22

ARTICLE 7 REPAIRS.............................................................................................23
                      7.1      Obligations....................................................................23
                      7.2      Tenant's Failure to Comply.....................................................24
                      7.3      Landlord's Failure to Comply...................................................24

ARTICLE 8 ADDITIONS AND ALTERATIONS...........................................................................25
                      8.1      Landlord's Consent to Alterations..............................................25
                      8.2      Manner of Construction.........................................................25
                      8.3      Payment for Improvements.......................................................26
                      8.4      Construction Insurance.........................................................26
                      8.5      Landlord's Property............................................................26

ARTICLE 9 COVENANT AGAINST LIENS..............................................................................27

ARTICLE 10 INSURANCE .........................................................................................27
                      10.1     Indemnification and Waiver.....................................................27


                                      iii



                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                      10.2     Tenant's Compliance with Landlord's Fire and Casualty Insurance................27
                      10.3     Tenant's Insurance.............................................................27
                      10.4     Fire and Casualty Insurance of Landlord........................................28
                      10.5     Form of Policies...............................................................28
                      10.6     Subrogation....................................................................29
                      10.7     Additional Insurance Obligations...............................................29

ARTICLE 11 DAMAGE AND DESTRUCTION.............................................................................29
                      11.1     Repair of Damage to Premises by Landlord.......................................29
                      11.2     Landlord's Option to Repair....................................................30
                      11.3     Landlord's or Tenant's Option to Repair........................................30
                      11.4     Waiver of Statutory Provisions.................................................31
                      11.5     Damage Near End of Term........................................................31

ARTICLE 12 NONWAIVER .........................................................................................31

ARTICLE 13 CONDEMNATION.......................................................................................32
                      13.1     Permanent Taking...............................................................32
                      13.2     Temporary Taking...............................................................32

ARTICLE 14 ASSIGNMENT AND SUBLETTING..........................................................................32
                      14.1     Transfers......................................................................32
                      14.2     Landlord's Consent.............................................................33
                      14.3     Transfer Premium...............................................................34
                      14.4     Landlord's Option as to Subject Space..........................................35
                      14.5     Effect of Transfer.............................................................35
                      14.6     Additional Transfers...........................................................36
                      14.7     Affiliated and Permitted Transfers.............................................36

ARTICLE 15 SURRENDER OF PREMISES; REMOVAL OF TRADE FIXTURES...................................................37
                      15.1     Surrender of Premises..........................................................37
                      15.2     Removal of Tenant Property by Tenant...........................................37
                      15.3     Removal of Tenant's Property by Landlord.......................................37
                      15.4     Landlord's Actions on Premises.................................................38

ARTICLE 16 HOLDING OVER.......................................................................................38

ARTICLE 17 ESTOPPEL CERTIFICATES..............................................................................39

ARTICLE 18 SUBORDINATION......................................................................................39

ARTICLE 19 DEFAULTS; REMEDIES.................................................................................40
                      19.1     Defaults.......................................................................40
                      19.2     Remedies Upon Default..........................................................40
                      19.3     Sublessees of Tenant...........................................................41
                      19.4     Form of Payment After Default..................................................41
                      19.5     Waiver of Default..............................................................41
                      19.6     Efforts to Relet...............................................................42

ARTICLE 20 COVENANT OF QUIET ENJOYMENT........................................................................42

ARTICLE 21 SECURITY DEPOSIT...................................................................................42
                      21.1     Letter of Credit...............................................................42
                      21.2     Financial Standards............................................................43
                      21.3     Conditional Release of Security................................................43
                      21.4     Cash Equivalent................................................................43

ARTICLE 22 ROOF RIGHTS........................................................................................43


                                       iv



                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

ARTICLE 23 SIGNAGE ...........................................................................................44
                      23.1     General........................................................................44
                      23.2     Tenant's Exterior Signage Rights...............................................45
                      23.3     Tenant's Interior Signage Rights...............................................46

ARTICLE 24 COMPLIANCE WITH LAW................................................................................46

ARTICLE 25 LATE PAYMENTS......................................................................................47

ARTICLE 26 LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT...............................................47
                      26.1     Landlord's Cure................................................................47
                      26.2     Tenant's Reimbursement.........................................................47

ARTICLE 27 ENTRY BY LANDLORD..................................................................................47

ARTICLE 28 TENANT PARKING.....................................................................................48

ARTICLE 29 MISCELLANEOUS PROVISIONS...........................................................................49
                      29.1     Binding Effect.................................................................49
                      29.2     Modification of Lease/Memorandum of Lease......................................49
                      29.3     Transfer of Landlord's Interest................................................50
                      29.4     Consents by the Parties........................................................50
                      29.5     Captions.......................................................................50
                      29.6     Time of Essence................................................................50
                      29.7     Partial Invalidity.............................................................50
                      29.8     No Warranty....................................................................50
                      29.9     Construction...................................................................50
                      29.10    Entire Agreement...............................................................50
                      29.11    Right to Lease.................................................................51
                      29.12    Force Majeure..................................................................51
                      29.13    Notices........................................................................51
                      29.14    Joint and Several..............................................................52
                      29.15    Authority......................................................................52
                      29.16    Governing Law..................................................................52
                      29.17    Submission of Lease............................................................52
                      29.18    Brokers........................................................................52
                      29.19    Independent Covenants..........................................................52
                      29.20    Project or Building Name and Signage...........................................52
                      29.21    Transportation Management......................................................53
                      29.22    No Discrimination..............................................................53
                      29.23    Hazardous Material.............................................................53
                      29.24    Development of the Project.....................................................53
                      29.25    Landlord Exculpation...........................................................54
                      29.26    Waiver of Redemption by Tenant.................................................54
                      29.27    Attorneys' Fees................................................................54
                      29.28    Communications and Computer Lines..............................................54
                      29.29    No Air Rights..................................................................55
                      29.30    Counterparts...................................................................55
                      29.31    Confidentiality................................................................55
                      29.32    Disclosures and Mutual Release.................................................55

EXHIBIT "A"           SITE PLAN
EXHIBIT "B"           TENANT WORK LETTER
EXHIBIT "C"           NOTICE OF LEASE TERM DATES
EXHIBIT "D"           RULES AND REGULATIONS
EXHIBIT "E"           FORM OF TENANT'S ESTOPPEL CERTIFICATE
EXHIBIT "F"           CC&R'S


                                       v



                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

EXHIBIT "G"           HVAC AND ELECTRICAL STANDARDS
EXHIBIT "H-1"         JANITORIAL SPECIFICATIONS
EXHIBIT "H-2"         DAY PORTER SPECIFICATIONS
EXHIBIT "I"           SECURITY SYSTEMS AND PERSONNEL
EXHIBIT "J"           SIGNAGE CRITERIA


                                       vi



                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

            PEREGRINE SYSTEMS CORPORATE CENTER OFFICE BUILDING LEASE

                             INDEX OF DEFINED TERMS

Abatement Event.............................................................22
Abatement Notice............................................................22
Accelerated Force Majeure Period............................................16
Acceptable Changes..........................................................25
Actual Surrender Date.......................................................38
ADA.........................................................................46
Additional Rent..............................................................7
Adjacent Building............................................................2
Adjacent Building Leases.....................................................2
Adjustment Year.............................................................13
Aggregate Force Majeure Period..............................................16
Alterations.................................................................25
Alternative.................................................................21
Applicable Laws.............................................................25
Approved Working Drawings............................................EXHIBIT B
Architect............................................................EXHIBIT B
Association.................................................................18
Base Rent....................................................................6
Base Year....................................................................7
Base, Shell and Core.................................................EXHIBIT B
Base, Shell and Core Completion......................................EXHIBIT B
BOMA.........................................................................3
Brokers.....................................................................52
Building.....................................................................i
Building 1...................................................................1
Building 1 Lease.............................................................2
Building 3...................................................................1
Building 3 Lease.............................................................2
Building 4...................................................................1
Building 4 Lease Option Agreement............................................2
Building 5...................................................................2
Building 5 Lease.............................................................2
Building Common Areas........................................................2
Building Direct Expenses.....................................................7
Building Hours..............................................................18
Building Operating Expenses..................................................7
Building Systems and Equipment..............................................20
Building Tax Expenses........................................................7
Building Top Signs..........................................................45
Building Working Drawings............................................EXHIBIT B
CAD..........................................................................3
CC&R's......................................................................17
CD..........................................................................43
Change Orders........................................................EXHIBIT B
Claims......................................................................27
Code.............................................................34. EXHIBIT B
Commencement Date............................................................4
Committee...................................................................18
Common Areas.................................................................2
Communication Equipment.....................................................43
ComparableBuildings..........................................................2
Construction Schedule................................................EXHIBIT B
Contractor...........................................................EXHIBIT B
Cost Pools..................................................................14
Cost Proposal........................................................EXHIBIT B
Cost Proposal Delivery Date..........................................EXHIBIT B
Delivery Period.............................................................16
Designated Subcontractors............................................EXHIBIT B
Direct Expenses..............................................................7
Director Board..............................................................46
Drawings.............................................................EXHIBIT B
Effective Date.......................................................EXHIBIT B
Electric Service Provider...................................................21
Eligibility Period..........................................................23


                                      vii



                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

Engineers............................................................EXHIBIT B
Estimate....................................................................14
Estimate Statement..........................................................14
Estimated Excess............................................................14
Excess......................................................................14
Excess Over-Allowance Amount.........................................EXHIBIT B
Excusable Delay......................................................EXHIBIT B
Expense Year.................................................................7
Extension Notice.............................................................4
Extension Options............................................................4
Extension Reminder Notice....................................................4
Extension Term Base Rent.....................................................4
Extension Term Commencement Date.............................................4
Extension Term(s)............................................................4
Fair Market Rental Value.....................................................5
Final Space Plan.....................................................EXHIBIT B
Financial Standards.........................................................43
Force Majeure...............................................................51
Force Majeure Effective Date................................................16
Force Majeure Extension Options.............................................17
Force Majeure Termination Notice............................................16
Hazardous Material..........................................................53
Holdover Notice.............................................................38
Holdover Notice Date........................................................38
Holidays....................................................................18
HVAC........................................................................18
Interest Rate...............................................................47
KRC.........................................................................34
Landlord.....................................................................1
Landlord Parties............................................................27
Landlord Supervision Fee.............................................EXHIBIT B
Landlord Work........................................................EXHIBIT B
Landlord Work Change Orders..........................................EXHIBIT B
LC..........................................................................42
Lease........................................................................1
Lease Commencement Date......................................................3
Lease Expiration Date........................................................3
Lease Term...................................................................3
Lease Year...................................................................3
Lines.......................................................................54
Major Project Milestones.............................................EXHIBIT B
Notices.....................................................................51
Objectionable Name..........................................................45
Office Lease.................................................................i
Operating Expenses...........................................................7
Original Tenant..............................................................4
Other Improvements..........................................................54
Outside Date.........................................................EXHIBIT B
Outside Date Extension Notice........................................EXHIBIT B
Outside Date Termination Notice......................................EXHIBIT B
Over-Allowance Amount................................................EXHIBIT B
Package Units...............................................................18
Partial Cost Proposal................................................EXHIBIT B
Peregrine Center.............................................................1
Permits..............................................................EXHIBIT B
Permitted Affiliate.........................................................36
Permitted Signage Entities..................................................45
Permitted Transferee........................................................37
Pre-Judgment Offset Amount..................................................24
Premises.....................................................................1
Premium Base Amount.........................................................34
Premium Guidance............................................................35
Progress Payment Request.............................................EXHIBIT B
Project......................................................................1
Project Architect....................................................EXHIBIT B
Project Architect Agreement..........................................EXHIBIT B
Project Common Areas.........................................................2
Proposition 13..............................................................12
Qualifying Income...........................................................34


                                      viii



                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

Qualifying Period............................................................5
Qualifying Transferee.......................................................44
Readjustment Year...........................................................13
Reassessment................................................................13
Recapture Notice............................................................35
REIT Requirements...........................................................35
Reno.........................................................................4
Rent.........................................................................7
Requirements................................................................47
Review Period...............................................................15
Shell Completion Dates...............................................EXHIBIT B
Signage Criteria............................................................44
Single Appraiser Date........................................................5
Site Plan....................................................................1
space comparable to the Building.............................................5
Specifications.......................................................EXHIBIT B
Standard Improvement Package.........................................EXHIBIT B
Statement...................................................................14
Subject Space...............................................................32
Subleasing Costs............................................................34
Substantial Completion.......................................................3
Summary......................................................................1
Tax Expenses................................................................12
Tenant.......................................................................1
Tenant Delays........................................................EXHIBIT B
Tenant Improvement Allowance.........................................EXHIBIT B
Tenant Improvement Allowance Items...................................EXHIBIT B
Tenant Improvements..................................................EXHIBIT B
Tenant Work..................................................................3
Tenant Work Letter...........................................................1
Tenant's Share..............................................................13
Tenant's Signs..............................................................45
Threshold Level.............................................................31
Time Deadlines.......................................................EXHIBIT B
Title 24....................................................................46
Transfer Notice.............................................................32
Transfer Premium............................................................34
Transferee..................................................................32
Transfers...................................................................32
Withdrawal Date..............................................................4
Work.................................................................EXHIBIT B
Working Drawings.....................................................EXHIBIT B
Y2K.........................................................................10


                                       ix



                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                         PEREGRINE SYSTEMS CORPORATE CENTER

                                     OFFICE LEASE

     This Office Lease, which includes the preceding Summary of Basic Lease Information (the "SUMMARY") attached hereto and incorporated herein by this reference (the Office Lease and Summary are sometimes collectively referred to herein as the "LEASE"), dated as of the date set forth in Section 1 of the Summary is made by and between KR-CARMEL PARTNERS, LLC, a Delaware limited liability company ("LANDLORD"), and PEREGRINE SYSTEMS, INC., a Delaware corporation ("TENANT").

                                      ARTICLE 1

                    PREMISES, BUILDING, PROJECT, AND COMMON AREAS

     1.1  PREMISES, BUILDING, PROJECT AND COMMON AREAS.

          1.1.1 THE PREMISES. Upon and subject to the terms hereinafter set forth in this Lease, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 4 of the Summary (the "PREMISES"), consisting of the Building described therein and more particularly depicted on the Site Plan attached hereto as EXHIBIT "A" (the "SITE PLAN"). The parties hereto agree that the lease of the Premises is upon and subject to the terms, covenants and conditions herein set forth, and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of such terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance. The parties hereto hereby acknowledge that the purpose of the Site Plan is to show the location of the Building and the Adjacent Buildings only, and such Exhibit is not meant to constitute an agreement, representation or warranty as to the construction of the Premises, the precise area thereof or the specific location of the Common Areas, as that term is defined in Section 1.1.3 below and the elements thereof or of the accessways to the Premises or the "Project," as that term is defined in Section 1.1.2 below. Landlord will not make material changes to the Site Plan without the prior written approval of Tenant, which consent shall not be unreasonably withheld or delayed. However, notwithstanding the foregoing, Landlord may make changes to the Site Plan due to topography, underground conditions, and governmental requirements in order to resolve issues which arise during construction of the Project without the prior written approval of Tenant, provided that (i) any such changes to the Site Plan due to topography may be made to landscaping only (and not to other Site Plan items) without the prior written approval of Tenant, and (ii) with respect to changes that do not require the approval of Tenant pursuant to this sentence, Landlord shall notify Tenant of any material changes made to the Site Plan. Except as specifically set forth in this Lease and in the Tenant Work Letter attached hereto as EXHIBIT "B" (the "TENANT WORK LETTER"), Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises. Tenant also acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Premises, the Building, the Adjacent Buildings or the Project or with respect to the suitability of any of the foregoing for the conduct of Tenant's business, except as specifically set forth in this Lease and the Tenant Work Letter.

          1.1.2 THE PROJECT. The Premises are located in the City and County of San Diego, California, and are a part of the project to be known as "PEREGRINE SYSTEMS CORPORATE CENTER" (subject to Section 29.20 below). The term "PROJECT," as used in this Lease, shall mean (i) the Building, the Adjacent Buildings and the "Common Areas", as that term is defined in Section 1.1.3 below, and (ii) the land (which is or will be improved with landscaping, parking facilities and other improvements) upon which the Buildings and the Common Areas are to be located. For purposes of this Lease, the term "BUILDING 1" shall mean that building to be constructed by Landlord at the location so designated on the Site Plan, "BUILDING 3" shall mean that building to be constructed by Landlord at the location so designated on the Site Plan, "BUILDING 4" shall mean that building to be constructed by Landlord at the location so designated





                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
on the Site Plan, and "BUILDING 5" shall mean that building to be constructed by Landlord at the location so designated on the Site Plan. Building 1, Building 3, Building 4 and Building 5 may be collectively referred to herein as the "ADJACENT BUILDINGS." Landlord and Tenant hereby acknowledge that, concurrently with the execution and delivery of this Lease, Landlord and Tenant are entering into separate leases for Building 1 (the "BUILDING 1 LEASE"), Building 3 (the "BUILDING 3 LEASE"), and Building 5 (the "BUILDING 5 LEASE") and a Lease Option Agreement for Building 4 (the "BUILDING 4 LEASE OPTION AGREEMENT") whereby Tenant shall lease from Landlord all of Building 1, all of Building 3, and all of Building 5 and shall have an option to lease all of Building 4. The Building 1 Lease, Building 3 Lease, Building 5 Lease and Building 4 Lease Option Agreement may be collectively referred to herein as the "ADJACENT BUILDING LEASES."

          1.1.3 COMMON AREAS. Tenant shall have the non-exclusive right to use in common with other tenants in the Project, and subject to the rules and regulations referred to in Article 5 of this Lease, those portions of the Project which are provided, from time to time, for use in common by Landlord, Tenant and any other tenants of the Project, whether or not those areas are open to the general public (such areas are collectively referred to herein as the "COMMON AREAS"). The Common Areas shall consist of the Project Common Areas and the Building Common Areas. The term "PROJECT COMMON AREAS," as used in this Lease, shall mean the portion of the Project designated as such in the Site Plan. The Project Common Areas shall consist of all parking facilities, entrances and exits, driveways, exterior walkways, first-class landscaped and hardscaped areas which are generally consistent with the quality of landscaped and hardscaped areas of Comparable Buildings in existence as of the date of this Lease, open space areas and plazas on the real property comprising the Project. The term "BUILDING COMMON AREAS," as used in this Lease, shall mean the portions of the Common Areas located within any building in the Project not entirely leased by Tenant, which Building Common Areas shall be reasonably designated as such by Landlord. Notwithstanding the foregoing and subject to (i) Landlord's approval, which approval (as indicated in Section 29.4 below) shall not be unreasonably withheld or delayed, (ii) the CC&R's, and (iii) all terms of this Lease regarding Hazardous Materials, Tenant may install or locate such items as benches, patio tables, bike racks, above-ground generators, security cameras and the like (collectively, "MISCELLANEOUS COMMON AREA ITEMS") at Tenant's sole cost in the Common Areas or on the exterior of the Building, as applicable, provided that Tenant removes such items upon the expiration or earlier termination of this Lease and repairs any damage to the Common Areas or the exterior of the Building (as applicable) resulting from such removal. If Tenant fails to remove any Miscellaneous Common Area Item or to repair any damage resulting from such removal upon the expiration or earlier termination of this Lease, Landlord may do so and may charge Landlord's actual cost thereof to Tenant. The manner in which the Common Areas are maintained and operated shall be in accordance with a standard which is not less than that customarily followed in the operation and maintenance of first class mid-rise office buildings located within the University Towne Center (i.e., the area from two (2) blocks to the North of La Jolla Village Drive to two (2) blocks to the South of La Jolla Village Drive between the I-5 and I-805 freeways), Del Mar, Carmel Valley and Torrey Hills geographical areas, provided that Landlord shall manage, maintain and operate the same in a manner consistent with that of Comparable Buildings, and the use thereof shall be subject to such rules and regulations as Landlord reasonably may make from time to time. As used herein, "COMPARABLE BUILDINGS" shall mean the first class mid-rise office buildings (now existing or subsequently constructed) within the projects located within the University Towne Center, Del Mar, Carmel Valley and Torrey Hills geographical areas and having substantially similar characteristics to the Building pertaining to size, age, accessibility, design, quality, amenities and tenancies. Landlord reserves the right to make alterations or additions to, or to change the location of, elements of the Project and the Common Areas, provided that if any such changes might affect Tenant's use of the Premises (in other than an immaterial manner), Landlord obtains Tenant's prior written approval of any such alterations, additions and changes and such alterations, additions and changes do not unreasonably interfere with Tenant's access to the Premises. Except when and where Tenant's right of access is specifically excluded in this Lease, Tenant shall have the right of access to the Building and the parking facilities twenty-four (24) hours per day, seven (7) days per week during the Lease Term.

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

     1.2 VERIFICATION OF RENTABLE SQUARE FEET OF PREMISES, BUILDING, AND PROJECT. The number of rentable square feet in the Premises and the Building shall be determined pursuant to the Standard Method for Measuring Floor Area in Office Buildings, ANSI Z65.1 - 1996 ("BOMA"). The number of rentable square feet of the Building shall be initially determined by Landlord from the "as-built" drawings for the Building utilizing Landlord's computer assisted design ("CAD") system. Tenant shall have the option, exercisable by written notice to Landlord within thirty (30) days following Tenant's receipt of such initial determination by Landlord, to cause the number of rentable square feet of the Building to be verified by an architect, planner, designer or consultant specializing in measuring square footage selected by Landlord and reasonably approved by Tenant and such verification shall be made in accordance with the provisions of this Article 1. In addition, the number of rentable square feet of any other buildings within the Project not leased by Tenant are subject to verification by an architect, planner, designer or consultant specializing in measuring square footage selected by Landlord and such verification shall be made in accordance with the provisions of this Article 1. The cost of any such verification of square footage figures as specified in this Section 1.2 above shall be borne fifty percent (50%) by Landlord and fifty percent (50%) by Tenant. In the event that such architect, planner, designer or consultant determines that the amounts thereof are different from those set forth in this Lease, all amounts, percentages and figures appearing or referred to in this Lease based upon such incorrect amount (including, without limitation, the amount of the Rent and Tenant's Share as those terms are defined in this Lease) shall be modified in accordance with such determination. Absent manifest error, such determination shall be final and conclusive. As such determination is made, it will be confirmed in writing by Landlord and Tenant, and Landlord and Tenant shall execute an amendment to this Lease confirming the changed amounts of Rent, Tenant's Share and the Tenant Improvement Allowance.

                                     ARTICLE 2

                                     LEASE TERM

     2.1 INITIAL TERM. The terms, covenants and conditions and provisions of this Lease shall be effective as of the date of this Lease. The term of this Lease (the "LEASE TERM") shall be as set forth in Section 5 of the Summary and shall commence ("LEASE COMMENCEMENT DATE") on the earlier of (i) the date Tenant's work stations are installed and cabled or (ii) eight (8) business days after "Substantial Completion" by Landlord of the Tenant Improvements for the Building, provided Landlord has given to Tenant at least sixty (60) days' prior written notice of the date Landlord estimates for Substantial Completion for the Building (if such date is more than thirty (30) days different from the estimated date specified in the Summary). The Lease Commencement Date shall not under any circumstances occur earlier than the day which is thirty (30) days earlier than the Estimated Lease Commencement Date set forth in Section 5 of the Summary unless Tenant elects to commence business operations within such Building as of an earlier date. The Lease Term shall terminate (the "LEASE EXPIRATION DATE") on the last day of the month in which the twelfth (12th) anniversary of the Lease Commencement Date occurs, unless this Lease is sooner terminated or extended as hereinafter provided. For purposes of this Lease, the term "LEASE YEAR" shall mean each consecutive twelve (12) month period during the Lease Term; provided, however, that the first Lease Year shall commence on the Lease Commencement Date and the last Lease Year shall end on the Lease Expiration Date. For purposes of this Lease, "SUBSTANTIAL COMPLETION" shall occur upon the completion of construction of the Tenant Improvements in the Building pursuant to the plans and drawings which are prepared pursuant to the terms of the Tenant Work Letter. The completion of the construction with respect to any such Tenant Improvements shall not be deemed to have occurred unless and until (i) Landlord has delivered the portion of the Premises covered by such Tenant Improvements to Tenant in broom-clean condition subject only to punch list items and any tenant fixtures, workstations or equipment to be installed by Tenant in the Premises pursuant to the terms of the Tenant Work Letter (the "TENANT WORK") (i.e., the completion of punchlist items and Tenant Work shall not affect Substantial Completion), (ii) a temporary certificate of occupancy or its equivalent permitting occupancy of such portion of the Premises improved with such Tenant Improvements has been issued by the City of San Diego or other applicable governmental agency, (iii) all essential building systems to be installed by Landlord (including,

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
but not limited to, electrical, plumbing, heat, air conditioning systems, and their distribution into such portions of the Premises) are operational to the extent reasonably necessary to service the portion of the Premises covered by such Tenant Improvements, and (iv) Tenant has been provided with the parking to which it is entitled under this Lease . If a temporary certificate of occupancy or its equivalent is issued by the City of San Diego, Landlord shall use commercially reasonable efforts to obtain a permanent certificate of occupancy within three (3) months after the Lease Commencement Date (except to the extent the receipt of such permanent certificate is delayed as a result of the Tenant Work or any actions of Tenant, its agents, employees or contractors). At any time during the Lease Term, Landlord may deliver to Tenant a notice in the form as set forth in EXHIBIT "C" attached hereto, which notice (so long as it contains accurate information) Tenant shall execute and return to Landlord within ten (10) days of receipt thereof. If Tenant contends that such notice contains inaccurate information, Tenant shall modify such notice as appropriate and return such notice to Landlord within said ten (10) day period.

     2.2 OPTIONS TO EXTEND. Tenant shall have two (2) option(s) to extend (the "EXTENSION OPTIONS") the Lease Term for consecutive five (5) year period(s) (the foregoing option term(s) shall be referred to hereinafter sometimes as the "EXTENSION TERM(s)"), by delivering a written notice of exercise to Landlord ("EXTENSION NOTICE") with respect to the applicable Extension Term, which Extension Notice may not be delivered earlier than the date which is eighteen
(18) months prior to the end of the initial Lease Term or first Extension Term (as applicable) and may not be delivered later than the date which is thirty
(30) days after the Reminder Notice. If Landlord has not received an applicable Extension Notice by the date which is twelve (12) months prior to the end of the initial Lease Term or first Extension Term (as applicable), Landlord may provide written notice ("EXTENSION REMINDER NOTICE") to Tenant that the Extension Option will expire if Tenant fails to deliver the Extension Notice to Landlord within thirty (30) days after the date of such notice from Landlord. If Tenant fails to deliver the Extension Notice within said thirty (30) day period, Tenant shall be deemed to have waived its right to exercise such Extension Option. The parties acknowledge that Tenant's Extension Option will not lapse until the date which is thirty (30) days after Landlord's delivery of the Extension Reminder Notice pursuant to this Section 2.2. The Extension Option shall apply to all space (and not a portion of the space) then leased by Tenant in the Building. Tenant may exercise the Extension Option(s) only if this Lease is in full force and effect and there is no uncured Event of Default under this Lease, at the time of exercise of such Extension Option and/or at the time of the commencement of the Extension Term, but Landlord shall have the right to waive such conditions herein. Tenant's exercise of the second (2nd) Extension Option shall be conditioned upon Tenant's exercise of the first Extension Option. The rights of Tenant contained in this Section 2.2 shall be personal to the original Tenant named in the Summary ("ORIGINAL TENANT") and any Permitted Affiliate and may only be exercised by the Original Tenant or such Permitted Affiliate if Tenant, at the date of Tenant's Extension Notice, meets or exceeds the Financial Standards set forth in Section 21.2 below. The Base Rent during each Extension Term ("EXTENSION TERM BASE RENT") shall be an amount equal to ninety-five percent (95%) of the then "Fair Market Rental Value" of the Building (as such term is defined in Section 2.2(e) below), as stated on a monthly basis and determined pursuant to this Section 2.2 as of the first (1st) day of the applicable Extension Term ("EXTENSION TERM COMMENCEMENT DATE"); provided, however, in no event shall the Base Rent payable during any Extension Term for the Building be less than the Base Rent payable during the period immediately preceding such Extension Term for the Building and provided further that, on the first anniversary of the Extension Term Commencement Date, and on each subsequent anniversary thereof during such Extension Term, the then payable monthly Extension Term Base Rent shall be increased in accordance with market rate increases, as mutually agreed to by Landlord and Tenant or, if Landlord and Tenant cannot agree, as determined by the appraisal process described below. Upon receipt by Landlord of Tenant's Extension Notice under this Section 2.2, above, Landlord and Tenant shall meet in an effort to negotiate, in good faith, the applicable Extension Term Base Rent which shall become effective as of the respective Extension Term Commencement Date. If Landlord and Tenant have not agreed upon the Extension Term Base Rent (including the annual market rate increases) on or before the "Withdrawal Date" (as that term is defined below), Tenant may elect to withdraw the Extension Notice thereby canceling Tenant's exercise of the Extension Option. The term "WITHDRAWAL DATE" shall mean (i) if Landlord delivers the Reminder Notice

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
prior to Tenant's delivery of the Extension Notice, the date which is thirty
(30) days after the date of the Reminder Notice, or (ii) if Landlord has not yet delivered a Reminder Notice at the time of Tenant's delivery of the Extension Notice, the date which is the earlier of (1) the date which is eleven (11) months prior to the end of the initial Lease Term or first Extension Term (as applicable), or (2) the date which is sixty (60) days after the date of Tenant's delivery of the Extension Notice. If Tenant fails to deliver written notice to Landlord so withdrawing the Extension Notice on or before the Withdrawal Date and if Landlord and Tenant have not agreed upon the Extension Term Base Rent (including the annual market rate increases) within sixty (60) days after the delivery of Tenant's Extension Notice, the Extension Term Base Rent shall be determined as follows:

          (a) Landlord and Tenant shall attempt to agree in good faith upon a single appraiser not later than the date ("SINGLE APPRAISER DATE") which is forty-five (45) days after delivery of Tenant's Extension Notice. If Landlord and Tenant are unable to agree upon a single appraiser within such time period, then Landlord and Tenant shall each appoint one appraiser not later than five
(5) days after the deadline for selecting a single appraiser. Landlord and Tenant shall each give written notice to the other as to the name of the appraiser it has selected, within five (5) days after the deadline for selecting a single appraiser. Within ten (10) days thereafter, the two (2) appointed appraisers shall appoint a third appraiser. All appraisers shall be independent from, and disinterested in, both Landlord and Tenant.

          (b) The only tasks which the appraiser(s) shall perform shall be forming and reporting to Landlord and Tenant an opinion of the Fair Market Rental Value (including annual market rate increases) of the Premises for use in determining the Extension Term Base Rent.

          (c) If either Landlord or Tenant fails to appoint its appraiser within the prescribed time period, the single appraiser appointed shall determine the Fair Market Rental Value of the Building. If both parties fail to appoint appraisers within the prescribed time periods, or if the two (2) appointed appraisers cannot agree on a third appraiser then either party shall have the right to apply to the presiding judge of the Superior Court of San Diego County for the appointment of an appraiser meeting the qualifications hereof to determine the Fair Market Rental Value of such Building.

          (d) Each party shall bear the cost of its own appraiser and the parties shall share equally the cost of any single or third appraiser, if applicable. All appraisers so designated herein shall have at least ten (10) years' experience in the appraisal of commercial properties similar to the Premises and Comparable Buildings and shall be members of professional organizations such as MAI or its equivalent.

          (e) For the purpose of such appraisal and this subsection (e), the term "FAIR MARKET RENTAL VALUE" shall mean the price that a ready and willing, non-equity, non-sublease tenant would pay as annual rent as of the Extension Term Commencement Date (taking into consideration the annual market rate increases specified in Section 2.2(b) above) and a ready and willing landlord would accept on a non-sublease, non-renewal basis, at arm's length, from creditworthy tenants (provided Tenant is then in compliance with the Financial Standards specified in Section 21.2) for a five (5) year term for unencumbered "space comparable to the Building" in Comparable Buildings. Such "space comparable to the Building" shall mean office space consisting of an entire building, with tenant improvements of substantially similar quality and layout as the Premises. Fair Market Rental Value shall include or take into consideration any lease concessions offered by landlords in lease transactions from and after the date which is twelve (12) months prior to the Single Appraiser Date (the "QUALIFYING PERIOD") for space comparable to the Building within such Comparable Buildings, including, without limitation, free rent, tenant improvement allowances or any other payments or concessions; however, Fair Market Rental Value shall also take into consideration (i) the market trend (i.e., all other factors being equal, comparable transactions entered into earlier in the Qualifying Period shall be accorded less weight than comparable transactions entered into later in the Qualifying Period), and (ii) the value in the market of the existing improvements in the Building, as compared to the value in the market of the existing improvements in such space comparable to the Building.

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

Further, in calculating the Fair Market Rental Rate, no consideration shall be given to the fact that Landlord is or is not required to pay a real estate brokerage commission in connection with the Extension Term or the fact that comparable deals do or do not involve the payment of real estate brokerage commissions. If there are less than two (2) lease transactions for "space comparable to the Building," as defined in this Section 2.2(e), entered into during the Qualifying Period, then the term "space comparable to the Building" shall be expanded as necessary to allow appraiser(s) to consider lease transactions covering multiple floors in a building (but less than an entire building) with the appraiser(s) making appropriate economic adjustments to compensate for such lease transactions in which less than the entire building is leased by the tenant.

          (f) If a single appraiser is chosen, then such appraiser shall determine the Fair Market Rental Value of the Building. Otherwise, the Fair Market Rental Value of the Building shall be the arithmetic average of the two
(2) appraisals which are closest in amount, and the third appraisal shall be disregarded.

          (g) Landlord and Tenant shall instruct the appraiser(s), in writing, to complete their written determination of the Fair Market Rental Value not later than thirty (30) days after their selection. If the Fair Market Rental Value has not been determined by such date, then the Fair Market Rental Value shall be determined thereafter, and if it has not been determined by the Extension Term Commencement Date, then Tenant shall continue to pay Landlord monthly installments of Base Rent in the amount applicable to the Building immediately prior to the Extension Term Commencement Date until the Fair Market Rental Value is determined. When the Fair Market Rental Value of the Building is determined, Landlord shall deliver notice thereof to Tenant, and Tenant shall pay to Landlord, within ten (10) days after receipt of such notice, the difference between the monthly installments of Base Rent actually paid by Tenant to Landlord subsequent to the Extension Term Commencement Date and the new monthly installments of Base Rent which are determined to have been actually owing during such period in accordance with this Section 2.2, plus interest at the Interest Rate from the date the applicable monthly installments were due until such difference is actually paid.

                                     ARTICLE 3

                                     BASE RENT

     3.1 INITIAL BASE RENT. Tenant shall pay, without notice or demand, to Landlord or Landlord's agent at the management office of the Project, or at such other place as Landlord may from time to time designate in writing, in currency or a check for currency which, at the time of payment, is legal tender for private or public debts in the United States of America, base rent ("BASE RENT") as set forth in Section 6 of the Summary, payable in equal monthly installments as set forth in Section 6 of the Summary in advance on or before the first day of each and every month during the Lease Term, without any offset or deduction whatsoever except as otherwise expressly set forth in this Lease. Base Rent shall commence on the Lease Commencement Date. The Base Rent for the first full month of the Lease Term shall be paid on or before the date which is ninety (90) days after Landlord notifies Tenant in writing that it has commenced construction of the Base Shell and Core with respect to such Building. Landlord shall invest such payment of the first month's Base Rent in a Certificate of Deposit with a maturity date approximately that of the Lease Commencement Date in a financial institution selected by Landlord, and any interest accruing thereon shall be credited to Tenant's Base Rent obligations for the second (2nd) full month of the Lease Term. If any Rent payment date (including the Lease Commencement Date) falls on a day of the month other than the first day of such month or if any payment of Rent is for a period which is shorter than one month, the Rent for any fractional month shall accrue on a daily basis for the period from the date such payment is due to the end of such calendar month or to the end of the Lease Term at a rate per day which is equal to 1/365 of the Rent.
All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.

     3.2 ADJUSTMENTS TO BASE RENT. The Base Rent rate payable (per rentable square foot) with respect to the Building shall be increased on the second (2nd) anniversary of the Lease

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

Commencement Date and on each subsequent second (2nd) anniversary thereof during the initial Lease Term to an amount equal to 106.5% of the Base Rent rate payable (per rentable square foot) during the immediately prior period, subject to further adjustment during any Extension Term in accordance with Section 2.2 above.

                                     ARTICLE 4

                                  ADDITIONAL RENT

     4.1  GENERAL TERMS.  In addition to paying the Base Rent specified in
Article 3 of this Lease, Tenant shall pay "Tenant's Share" of the annual "Building Direct Expenses," as those terms are defined in Sections 4.2.9 and
4.2.2 of this Lease, respectively, which are in excess of the amount of Building Direct Expenses applicable to the "Base Year" for such Building, as that term is defined in Section 4.2.1, below; provided, however, if the Lease Commencement Date occurs after January 1 of the Base Year, the amount of Building Direct Expenses applicable to the Base Year shall be increased in order to reflect Building Direct Expenses for an entire twelve (12) month period. Further, in no event shall any decrease in Building Direct Expenses for such Building for any "Expense Year" for the Building as that term is defined in Section 4.2.6 below, below Building Direct Expenses for the Base Year entitle Tenant to any decrease in Base Rent for the Building or any credit against sums due under this Lease. It is the intent of Landlord and Tenant hereunder that Building Direct Expenses be calculated for the Building separately based on the Building Direct Expenses allocated to such Building. Such payments by Tenant, together with any and all other amounts payable by Tenant to Landlord pursuant to the terms of this Lease, are collectively referred to in this Lease as the "ADDITIONAL RENT", and the Base Rent and the Additional Rent are collectively referred to in this Lease as "RENT." All amounts due under this Article 4 as Additional Rent shall be payable for the same periods and in the same manner as the Base Rent. Without limitation on other obligations of Tenant which survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4, and the obligation of Landlord to refund to Tenant any overpayment of Building Direct Expenses pursuant to Section 4.2 below, shall survive the expiration of the Lease Term.

     4.2  DEFINITIONS OF KEY TERMS RELATING TO ADDITIONAL RENT.  As used in this
Article 4, the following terms shall have the meanings hereinafter set forth:

          4.2.1 "BASE YEAR" shall mean the period set forth in Section 7.1 of the Summary.

          4.2.2 "BUILDING DIRECT EXPENSES" shall mean "Building Operating Expenses" and "Building Tax Expenses," as those terms are defined in Sections
4.2.3 and 4.2.4 below, respectively.

          4.2.3 "BUILDING OPERATING EXPENSES" shall mean the portion of "Operating Expenses," as that term is defined in Section 4.2.7 below, allocated to the tenants of the Building pursuant to the terms of Section 4.3.1 below.

          4.2.4 "BUILDING TAX EXPENSES" shall mean that portion of "Tax Expenses," as that term is defined in Section 4.2.8 below, allocated to the tenants of the Building pursuant to the terms of Section 4.3.1 below.

          4.2.5 "DIRECT EXPENSES" shall mean "Operating Expenses" and "Tax Expenses."

          4.2.6 "EXPENSE YEAR" shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires.

          4.2.7 "OPERATING EXPENSES" shall mean all expenses, costs and amounts which Landlord pays or accrues during any Expense Year because of or in connection with the ownership, management, maintenance, security, repair, replacement, restoration or operation of the Project, or any portion thereof. Without limiting the generality of the foregoing, Operating Expenses shall specifically include any and all of the following: (i) the cost of supplying all

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
utilities to the Project (except that electricity supplied to the Premises shall be separately paid for by Tenant pursuant to Section 6.2.2 below), the cost of operating, repairing, maintaining, and renovating the utility, telephone, mechanical, sanitary, storm drainage, and elevator systems, and the cost of maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections (other than those obtained in connection with the initial construction of the Building and the Tenant Improvements) and the cost of contesting any governmental enactments which may affect Operating Expenses, and the costs incurred in connection with a governmentally mandated transportation system management program or similar program; (iii) the cost of all insurance carried by Landlord in connection with the Project as reasonably determined by Landlord; (iv) the cost of landscaping, relamping, and supplies, tools, equipment and materials used in the operation, repair and maintenance of the Project, or any portion thereof; (v) the cost of parking area (including any parking structures) repair, restoration, and maintenance; (vi) reasonable fees and other costs, including reasonable management, consulting, legal and accounting fees, of all contractors and consultants in connection with the management, operation, maintenance and repair of the Project; (vii) payments under any equipment rental agreements and the fair rental value of any on-site or off-site management office space for the Project (as described in Section 6.1.4 below) not to exceed 2,000 rentable square feet (which fair rental value for the purpose of determining the Direct Expenses for the Base Year and any subsequent Expense Years shall be the same rate per rentable square foot as the monthly rental rate per rentable square foot paid by Tenant to Landlord from time to time for Building 1 under the Building 1 Lease); (viii) wages, salaries and other compensation and benefits, including taxes levied thereon, of all non-executive persons reasonably engaged in the operation, maintenance and security of the Project; (ix) costs under any instrument pertaining to the reasonable sharing of costs by the Project (including, without limitation, any assessments and association dues under the CC&R's); (x) operation, repair, maintenance and replacement of all systems and equipment and components thereof of the Project including, but not limited to HVAC systems, electrical, plumbing and life-safety systems, elevators, any Project locker rooms and workout facilities (except that the cost of electricity used to operate the HVAC system shall be paid by Tenant directly pursuant to
Section 6.2.2 below); (xi) the cost of janitorial, alarm, security and other services, replacement of wall and floor coverings, ceiling tiles and fixtures in common areas, maintenance and replacement of curbs, roadways, driveways, and walkways, repair to roofs and re-roofing; (xii) amortization (including interest on the unamortized cost) over the useful life as Landlord shall reasonably determine, of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Project, or any portion thereof; (xiii) the cost of capital improvements or other costs incurred in connection with the Project (A) which are intended, in good faith, to effect economies in the operation or maintenance of the Project, or any portion thereof, and only to the extent such anticipated economies exceed the cost of such item, (B) that are required to comply with present or anticipated conservation programs, (C) required by laws, ordinances or regulations enacted after the date permits for the construction of the Building were obtained, and
(D) includable in Operating Expenses pursuant to consistently applied and sound accounting and management principles (including, but not limited to, the repair, resurfacing and replacement of parking lots and Project roadways and driveways); provided, however, that any capital expenditure shall be amortized (including interest on the amortized cost at Landlord's actual cost of funds) over its useful life as Landlord shall reasonably determine; and (xiv) costs, fees, charges or assessments imposed by, or resulting from any mandate imposed on Landlord by, any federal, state or local government for fire and police protection, trash removal, community services, or other services which do not constitute "Tax Expenses" as that term is defined in Section 4.2.8 below. Notwithstanding the foregoing, for purposes of this Lease, Operating Expenses shall not, however, include:

          (a) costs incurred in connection with the original construction of the Building and costs of repairing, replacing or otherwise correcting latent defects, the cost of any "tap fees" or one-time lump sum sewer or water connection fees for the Building payable in connection with the original construction of the Building, costs incurred (less costs of recovery) for any item to the extent covered by a manufacturer's, materialman's, vendor's or contractor's warranty and paid by such manufacturer, materialman, vendor or contractor (provided, however, the costs incurred for any normal repair or maintenance

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
     item (not attributable to the correction of start-up problems, repairs or replacements) to the extent covered by a manufacturer's, materialman's, vendor's or contractor's warranty in the Base Year (and not in a subsequent Expense Year) and paid by such manufacturer, materialman, vendor or contractor during the Base Year shall be included in Operating Expenses); non-cash items such as deductions for depreciation and amortization of the Building and the Building Systems and Equipment;

          (b) costs, including marketing costs, legal fees, space planners' fees, and brokerage fees incurred in connection with the original construction or development of the Project or the original or future leasing of the Project, and costs, including permit, license and inspection costs and allowances and other concessions, incurred with respect to the installation of tenant improvements made for new tenants in the Project or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant leasable space for tenants or other occupants (or prospective tenants or occupants) of the Project;

          (c) except as set forth in items (xii), (xiii), and (xiv) above, depreciation, interest and principal payments on mortgages and other debt costs, if any, penalties and interest, costs of capital repairs and alterations, and costs of capital improvements and equipment;

          (d) costs for which Landlord is reimbursed by any tenant or occupant of the Project or by insurance by its carrier or any tenant's carrier (or if Landlord fails to carry the insurance required to be carried by Landlord pursuant to Section 10.4 below, costs which would have been covered by insurance had Landlord obtained the coverage required to be carried under this Lease) or by the Association under the CC&R's or by anyone else, and electric power costs for which any tenant directly contracts with the local public service company;

          (e) any bad debt loss, rent loss, or reserves for bad debts or rent loss;

          (f) costs associated with the operation of the business of the partnership or entity which constitutes Landlord, as the same are distinguished from the costs of operation of the Project (which shall specifically include, but not be limited to, accounting costs associated with the operation of the Project). Costs associated with the operation of the business of the partnership or entity which constitutes Landlord including costs of partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of the Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Project, and costs incurred in connection with any disputes between Landlord and its employees, between Landlord and Project management, or between Landlord and other tenants or occupants, and Landlord's general corporate overhead and general and administrative expenses;

          (g) the wages and benefits of any employee who does not devote substantially all of his or her employed time to the Project unless such wages and benefits are prorated to reflect time spent on operating and managing the Project vis-a-vis time spent on matters unrelated to operating and managing the Project; provided, that in no event shall Operating Expenses for purposes of this Lease include wages and/or benefits attributable to personnel above the level of regional Project manager or Project engineer;

          (h)  amount paid as ground rental for the Project by Landlord;

          (i) any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord, provided that any compensation paid to any concierge at the Project and any compensation paid regarding parking operations shall be includable as an Operating Expense;

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

          (j) rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment which if purchased the cost of which would be excluded from Operating Expenses as a capital cost, except equipment not affixed to the Project which is used in providing janitorial or similar services and, further excepting from this exclusion such equipment rented or leased to remedy or ameliorate an emergency condition in the Project, or during periods when the systems or equipment is being repaired;

          (k) all items and services for which Tenant or any other tenant in the Project reimburses Landlord or which Landlord provides selectively to one or more tenants (other than Tenant) without reimbursement;

          (l) costs, other than those incurred in ordinary maintenance and repair, for sculpture, paintings, fountains or other objects of art;

          (m) any costs expressly excluded from Operating Expenses elsewhere in this Lease;

          (n) costs incurred to comply with laws or otherwise relating to the removal or abatement of hazardous material in the soil and costs incurred to comply with laws or otherwise relating to the removal or abatement of hazardous material in the Building or any Common Area improvements except where such removal or abatement in the Building or Common Area improvements is required to be performed during the Lease Term by laws not in effect as of the Lease Commencement Date (in which case an amount not exceeding twenty-five cents (.25CENTS) per rentable square foot of the Building for the cost of such removal or abatement may be included in Operating Expenses and any remaining costs shall be capitalized and amortized over a useful life determined in accordance with generally accepted accounting principles (but in no event less than ten (10) years) but only fifty percent (50%) of such amortized amount may be included in Operating Expenses in each calendar year during such amortization term);

          (o) costs arising from Landlord's charitable or political contributions;

          (p) expenses directly resulting from the active or gross negligence of Landlord, its agents, servants or employees;

          (q) rental for any space in the Building set aside for conference facilities, storage facilities or exercise facilities;

          (r) the amounts of any payments by Landlord or to its affiliates for goods or services in the Project in excess of a competitive (but not necessarily the lowest) rate;

          (s) costs (not including Tax Expenses), incurred in connection with the sale, financing, refinancing, mortgaging, selling or change of ownership of the Building, including brokerage commissions, consultant's, attorneys' and accountant's fees, closing costs, title insurance premiums, transfer taxes and interest charges;

          (t) costs incurred by Landlord to correct any Year 2000 ("Y2K") problems incurred as a direct result of any Y2K problems (provided that this exclusion shall not apply to Y2K problems of utility providers to Landlord);

          (u) costs attributable to increases in expenses during the Lease Term for management fees unless the total management fees for such Expense Year (including any such increases therein) are not in excess of a competitive (but not necessarily the lowest) rate for Comparable Buildings; and

          (v) assessments, charges, and dues under the CC&R's which would result in a duplicative charge to Tenant or a charge which is otherwise precluded under this Section 4.2.7 or other provisions of this Lease including without limitation (1) any expense, cost

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
     or charge which would be duplicative of a charge for which Tenant already is responsible under this Lease; (2) any expense for property management which would be duplicative of a charge for which Tenant already is responsible under this Lease; (3) special assessments levied under the CC&R's which would be precluded by subsection 4.2.7(c) above; and (4) any expense precluded by Section 5.3 below.

     With respect to Landlord's regional Project manager, such individual's wages and benefits may be included in Operating Expenses; provided, however, that (1) the amount so included in Operating Expenses for the Project shall not increase by more than Two Thousand Dollars ($2,000.00) in the first Expense Year after the Base Year and (2) the maximum amount includable in Operating Expenses in each Expense Year thereafter shall be one hundred five percent (105%) of the maximum amount includable in Operating Expenses for the immediately preceding Expense Year, except that in no event shall such amount included in Operating Expenses in any such subsequent Expense Year be more than one hundred ten percent (110%) of the average amount so included in the immediately preceding two (2) Expense Years. By way of example only, and not as a limitation upon the foregoing, if the amount of such wages and benefits included in Operating Expenses for the Project in the Base Year is Forty Thousand Dollars ($40,000.00), such wages and benefits are Forty-Two Thousand Dollars ($42,000.00) in the first (1st), second (2nd) and third (3rd) Expense Years after the Base Year, but in the fourth (4th) Expense Year after the Base Year such wages and benefits are increased to Forty-Eight Thousand Dollars ($48,000.00), the maximum amount includable in Operating Expenses for the fourth
(4th) Expense Year after Base Year shall be Forty-Six Thousand Two Hundred Dollars ($46,200.00) (i.e., 110% of $42,000.00) and the maximum amount includable in the Operating Expenses for the fifth (5th) Expense Year after Base Year shall be Forty-Eight Thousand Five Hundred Ten Dollars ($48,510.00)
(i.e., 110% of the average of $42,000.00 and $46,200.00).

     There shall be deducted from Operating Expenses the following items in the year in which they are applicable: (i) insurance and condemnation proceeds to the extent that such proceeds relate to costs and expenses previously included in Operating Expenses, (ii) all other funds recovered from any tenant of the Building, contractors, or other parties as payment for expenses which were previously included in Operating Expenses, other than tenants' contributions for their proportionate share of Operating Expenses, and (iii) all funds available through the CC&R's which were previously included in Operating Expenses. Operating Expenses shall reflect reductions for cash discounts and trade discounts taken by Landlord.

     If Landlord does not carry a form of insurance coverage (e.g., earthquake insurance) for the Building during any part of the Base Year but subsequently obtains such insurance for the Building during the Lease Term, then from and after the date upon which Landlord obtains such insurance coverage and continuing throughout the period during which Landlord maintains such insurance, Operating Expenses for the Base Year shall be deemed to be increased by the amount of the premium Landlord reasonably estimates it would have incurred had Landlord maintained such insurance for the same period of time during the Base Year as such insurance was maintained by Landlord during such subsequent calendar year. Conversely, if Landlord carries a form of insurance coverage (e.g., earthquake insurance) for the Building during any part of the Base Year but subsequently no longer carries such form of insurance coverage, then from and after the date upon which Landlord no longer carries such insurance coverage and continuing throughout the period during which Landlord no longer maintains such insurance coverage, Operating Expenses for the Base Year shall be deemed to be decreased by the amount of premium Landlord incurred for such insurance for the same period of time during the Base Year as such insurance was no longer maintained by Landlord during such subsequent calendar year.

     If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, then Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant. If the Building is not at least ninety-five percent (95%) occupied during all or a portion of the Base Year or any

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

Expense Year, Landlord shall make an appropriate adjustment to the components of Operating Expenses for such year to determine the amount of Operating Expenses that would have been paid had such Building been ninety-five percent (95%) occupied; and the amount reasonably so determined shall be deemed to have been the amount of Operating Expenses for such year. Operating Expenses for the Base Year shall not include market-wide labor-rate increases due to extraordinary circumstances, including, but not limited to, boycotts and strikes, or utility rate increases due to extraordinary circumstances including, but not limited to, conservation surcharges, boycotts, embargoes or other shortages (unless such labor rate or utility rate increases remain in effect after the Base Year, in which event the Operating Expenses for the Base Year shall be adjusted when the labor rate increases or utility rate increases adjust following the cessation of the extraordinary circumstances causing such increases in the first place), or amortized costs relating to capital improvements.

          4.2.8  TAXES.

                 4.2.8.1 "TAX EXPENSES" shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary, (including, without limitation, real estate taxes, general and special assessments, transit taxes, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Project, or any portion thereof), which shall be paid or accrued during any Expense Year (without regard to any different fiscal year used by such governmental or municipal authority) because of or in connection with the ownership, leasing and operation of the Project, or any portion thereof. Tax Expenses for the Base Year of the Lease Term for the Building (and the underlying land for the tax parcel) shall be calculated as if the value of such Building, the Base, Shell and Core of such Building and the Tenant Improvements thereto and related improvements to the Common Area as reasonably allocated to such Building were fully assessed. With respect to Tenant Improvements in each Building, such Tax Expenses shall be calculated to include the actual "soft" and "hard" costs of such improvements. If Tenant fails to utilize the entire Tenant Improvement Allowance for any particular Building for Tenant Improvements, thereupon Tax Expenses shall be adjusted to the actual amount so utilized.

                 4.2.8.2 Tax Expenses shall include, without limitation: (i) any tax on the rent, right to rent or other income from the Project, or any portion thereof, or as against the business of leasing the Project, or any portion thereof; (ii) any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election ("PROPOSITION 13") and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the level and quality of governmental services and amenities as a result of Proposition 13, Tax Expenses shall also include any governmental or private assessments or the Project's contribution towards a governmental or private cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies; (iii) any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the Rent payable hereunder, including, without limitation, any business or gross income tax or excise tax or business license tax with respect to the receipt of or measured by the amount of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof; and (iv) any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises.

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                 4.2.8.3 Any costs and expenses (including, without limitation, reasonable attorneys' fees) incurred in attempting to protest, reduce or minimize Tax Expenses shall be included in Tax Expenses in the Expense Year such expenses are paid. Tax refunds shall be credited against Tax Expenses and refunded to Tenant regardless of when received, based on the Expense Year to which the refund is applicable, provided that in no event shall the amount to be refunded to Tenant for any such Expense Year exceed the total amount paid by Tenant as Additional Rent under this Article 4 for such Expense Year. If Tax Expenses for any period during the Lease Term or any extension thereof are increased after payment thereof for any reason, including, without limitation, error or reassessment by applicable governmental or municipal authorities, Tenant shall pay Landlord upon demand Tenant's Share of any such increased Tax Expenses included by Landlord as Building Tax Expenses pursuant to the terms of this Lease. Notwithstanding anything to the contrary contained in this Section
4.2.8 (except as set forth in Section 4.2.8.1, above), there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents, receipts or income attributable to operations at the Project), (ii) any items included as Operating Expenses, and
(iii) any items paid by Tenant under Section 4.5 of this Lease.

                 4.2.8.4 If in any Expense Year subsequent to the Base Year (the "ADJUSTMENT YEAR"), the amount of Tax Expenses decreases below the amount of Tax Expenses for the Base Year as a result of a Proposition 8 reduction, then for purposes of all subsequent Expense Years, including the Expense Year in which such decrease in Tax Expenses occurs, the Building Direct Expenses for the Base Year shall be decreased by an amount equal to such decrease in assessed value or direct assessments, as applicable, in the Adjustment Year. Conversely, if the Tax Expenses thereafter are decreased by a lesser amount during any comparison year subsequent to the Adjustment Year (the "READJUSTMENT YEAR") as a result of Landlord's failure to secure a Proposition 8 reduction which is greater than or equal to the Proposition 8 reduction secured during the Adjustment Year, then for purposes of all subsequent comparison years, including the comparison year in which such lesser decrease in Tax Expenses occurs, the Building Direct Expenses for the Base Year shall only be decreased by an amount equal to the decrease in assessed value or direct assessments, as applicable, during such Readjustment Year which resulted from Landlord's failure to secure a Proposition 8 reduction greater than or equal to the Proposition 8 reduction secured during the Adjustment Year; provided that any costs and expenses incurred by Landlord in securing any Proposition 8 reduction shall not be included in Building Direct Expenses for purposes of this Lease. Landlord and Tenant acknowledge that this Section 4.2.8.4 is not intended to in any way affect (A) the inclusion in Tax Expenses of the statutory two percent (2%) annual increase in Tax Expenses (as such statutory increase may be modified by subsequent legislation), or (B) the inclusion or exclusion of Tax Expenses pursuant to the terms of Proposition 13, which shall be governed pursuant to the terms of Sections 4.2.8.1 through 4.2.8.3, above and Section 4.4.4 below. Notwithstanding the foregoing, in the event that the Project is reassessed (the "REASSESSMENT") for real estate tax purposes by the appropriate governmental authority pursuant to the terms of Proposition 13, and such Reassessment results in a decrease in Tax Expenses, the component of Tax Expenses for the Base Year which is attributable to the assessed value of the Project under Proposition 13 prior to the Reassessment (without taking into account any Proposition 8 reductions) shall be reduced for the purposes of comparison to all subsequent Expense Years (commencing with the Expense Year for which the Reassessment is first attributable) to an amount equal to the real estate taxes based upon such Reassessment.

          4.2.9 "TENANT'S SHARE" with respect to Building Direct Expenses, shall equal the percentage which the total rentable square footage of the space leased by Tenant in such Building bears to the total rentable square footage of the Building. In the event either the rentable square feet of the Premises and/or the total rentable square feet of the Building is remeasured pursuant to
Section 1.2 above, Tenant's Share shall be appropriately adjusted, and, as to the Expense Year in which such change occurs, Tenant's Share for such Expense Year shall be determined on the basis of the number of days during such Expense Year that each such Tenant's Share was in effect.

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

     4.3  ALLOCATION OF DIRECT EXPENSES.

          4.3.1 METHOD OF ALLOCATION. The parties acknowledge that the Building will be a part of a multi-building project and that the costs and expenses incurred in connection with the Project (I.E. the Direct Expenses) should be shared among the tenants of the Building and the tenants of the Adjacent Buildings in the Project. Such allocation shall be made in accordance with the CC&R's; provided, however, that to the extent such allocation is not addressed in the CC&R's, Landlord shall, in Landlord's reasonable judgment, determine which Direct Expenses are properly allocable to an individual building (because the expense applies to only such building) and which Direct Expenses shall be allocable to tenants of more than one (1) building (in which case Building Direct Expenses shall include those expenses so allocated to the Building based upon the relative square footages of the affected buildings).

          4.3.2 COST POOLS. Notwithstanding anything to the contrary contained herein, Landlord shall have the right, from time to time, to equitably allocate some or all of the Direct Expenses for the Project among different portions or occupants of the Project (the "COST POOLS"), in Landlord's reasonable judgment. Such Cost Pools may include, but shall not be limited to, the office space tenants of a building of the Project or of the Project, and the retail space tenants of a building of the Project or of the Project. The Direct Expenses within each such Cost Pool shall be allocated and charged to the tenants within such Cost Pool in an equitable manner.

     4.4 CALCULATION AND PAYMENT OF ADDITIONAL RENT. If for any Expense Year ending or commencing within the Lease Term, Tenant's Share of Building Direct Expenses for such Expense Year exceeds Tenant's Share of Building Direct Expenses applicable to the Base Year, then Tenant shall pay to Landlord, in the manner set forth in Section 4.4.1, below, and as Additional Rent, an amount equal to the excess (the "EXCESS").

          4.4.1 STATEMENT OF ESTIMATED BUILDING DIRECT EXPENSES. By May 1 of each year, Landlord shall give Tenant a yearly expense estimate statement (the "ESTIMATE STATEMENT") which shall set forth Landlord's reasonable estimate (the "ESTIMATE") of what the total amount of Building Direct Expenses for the then-current Expense Year shall be and the estimated excess (the "ESTIMATED EXCESS") as calculated by comparing the Building Direct Expenses for such Expense Year, which shall be based upon the Estimate, to the amount of Building Direct Expenses for the Base Year. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Estimated Excess under this Article 4, nor shall Landlord be prohibited from revising any Estimate Statement or Estimated Excess theretofore delivered to the extent necessary but Landlord shall not do so more than twice during any Expense Year. Thereafter, Tenant shall pay, with its next installment of Base Rent due, a fraction of the Estimated Excess for the then-current Expense Year (reduced by any amounts paid pursuant to the next to last sentence of this Section 4.4.1). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year, including the month of such payment, and twelve (12) as its denominator. Until a new Estimate Statement is furnished (which Landlord shall have the right to deliver to Tenant at any time), Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12th) of the total Estimated Excess set forth in the previous Estimate Statement delivered by Landlord to Tenant. Landlord shall maintain books and records with respect to Building Direct Expenses in accordance with generally accepted and sound accounting and management practices, consistently applied.

          4.4.2 STATEMENT OF ACTUAL BUILDING DIRECT EXPENSES AND PAYMENT BY TENANT. In addition, Landlord shall give to Tenant following the end of each Expense Year, a statement (the "STATEMENT") which shall state the Building Direct Expenses incurred or accrued for such preceding Expense Year for the Building, and which shall indicate the amount of the Excess. Upon receipt of the Statement for each Expense Year commencing or ending during the Lease Term, if an Excess is present, Tenant shall pay, with its next installment of Base Rent due, the full amount of the Excess for such Expense Year, less the amounts, if any, paid during such Expense Year as Estimated Excess, and if Tenant paid more as Estimated Excess than the actual Excess, Tenant shall receive a credit in the amount of Tenant's overpayment against Rent next

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
due under this Lease. In addition, Landlord shall, within ten (10) days after written request from Tenant, distribute (or if Landlord does not control the Association, request the Association to distribute) to Tenant a copy of (1) the budget, notice and summary prepared pursuant to Section 3.3 of the CC&R's and
(2) the accounting prepared pursuant to Section 3.6(c) of the CC&R's. The failure of Landlord to timely furnish the Statement, or any other information required under this Section 4.4.2, for any Expense Year shall not prejudice Landlord or Tenant from enforcing its rights under this Article 4. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Share of Building Direct Expenses for the Expense Year in which this Lease terminates, if an Excess if present, Tenant shall pay to Landlord such amount within thirty (30) days, and if Tenant paid more as Estimated Excess than the actual Excess, Landlord shall, within thirty
(30) days, deliver a check payable to Tenant in the amount of the overpayment. The provisions of this Section 4.4.2 shall survive the expiration or earlier termination of the Lease Term.

          4.4.3 TENANT'S AUDIT RIGHT. Within six (6) months after receipt of a Statement by Tenant ("REVIEW PERIOD"), if Tenant disputes the amount set forth in the Statement, Tenant's employees or an independent certified public accountant (which accountant is a member of a nationally or regionally recognized accounting firm), designated by Tenant, may, after reasonable notice to Landlord and at reasonable times, inspect Landlord's records at Landlord's offices, provided that Tenant is not then in default in the payment of Base Rent or Building Direct Expenses after expiration of all applicable cure periods and provided further that Tenant and such accountant or representative shall, and each of them shall use their commercially reasonable efforts to cause their respective agents and employees to, maintain all information contained in Landlord's records in strict confidence. Landlord shall cooperate with Tenant in obtaining all necessary or appropriate information from the Association. Notwithstanding the foregoing, Tenant shall only have the right to review Landlord's records one (1) time during any twelve (12) month period. Tenant's failure to dispute the amounts set forth in any Statement by written notice to Landlord within thirty (30) days after the Review Period shall be deemed to be Tenant's approval of such Statement and Tenant, thereafter, waives the right or ability to dispute the amounts set forth in such Statement. If after such inspection, but within thirty (30) days after the Review Period, Tenant notifies Landlord in writing that Tenant still disputes such amounts, a certification as to the proper amount shall be made by an independent certified public accountant selected by Landlord and reasonably approved by Tenant who is a member of a nationally or regionally recognized accounting firm. Landlord shall cooperate in good faith with Tenant and the accountant to show Tenant and the accountant the information upon which the certification is to be based. If such certification by the accountant proves that the Building Direct Expenses set forth in the Statement were (i) overstated by less than two percent (%), then the cost of the accountant and the cost of such certification shall be paid for by Tenant, (ii) overstated by two percent (2%) or more but less than three percent (3%), then the cost of the accountant and the cost of certification shall be split evenly between Landlord and Tenant, or (iii) overstated by three percent (3%) or more, then the cost of the accountant and the cost of such certification shall be paid for by Landlord. Promptly following the parties receipt of such certification, the parties shall make such appropriate payments or reimbursements, as the case may be, to each other, as are determined to be owing pursuant to such certification.

          4.4.4 TENANT'S PAYMENT OF CERTAIN TAX EXPENSES. Notwithstanding anything to the contrary contained in this Lease in the event that at any time during the first seven (7) years of the Lease Term, any sale, refinancing, or change in ownership of such Building is consummated, and as a result thereof, and to the extent that in connection therewith, a Reassessment occurs pursuant to the terms of Proposition 13, then the terms of this Section 4.4.4 shall apply to such Reassessment for the Building.

                 4.4.4.1 THE TAX INCREASE. For purposes of this Article 4, the term "Tax Increase" shall mean that portion of the Tax Expenses, as calculated immediately following the Reassessment, which is attributable solely to the Reassessment. Accordingly, the term Tax Increase shall not include any portion of the Tax Expenses, as calculated immediately following the Reassessment, which is attributable to (i) the initial assessment of the value of the land associated with the Building, the Base, Shell and Core of such Building, improvements in the

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

Project or any "soft" costs, permit costs, site improvement costs or entrepreneurial profit added by the assessor due to construction of the Project,
(ii) assessments which were pending immediately prior to the Reassessment which assessments were conducted during, and included in, such Reassessment, or which assessments were otherwise rendered unnecessary following the Reassessment, or
(iii) the annual inflationary increase of real estate taxes permitted to be assessed annually under Proposition 13.

                 4.4.4.2 TAX INCREASE PROTECTION.  During the first seven
(7) years of the initial Lease Term, Tenant shall not be obligated to pay any portion of the Tax Increase. Notwithstanding the foregoing, Landlord shall be permitted to pass through to Tenant any Tax Increase resulting from a change in ownership of the Project arising out of the sale, financing or merger of all or substantially all of the assets or stock of and/or partnership interests and/or limited liability company interests owned by Kilroy Realty Corporation and/or its affiliates.

                 4.4.4.3 LANDLORD'S RIGHT TO PURCHASE THE PROPOSITION 13 PROTECTION AMOUNT ATTRIBUTABLE TO A PARTICULAR REASSESSMENT. The amount of Tax Expenses which Tenant is not obligated to pay or will not be obligated to pay during the Lease Term in connection with a particular Reassessment pursuant to the terms of this Section 4.4.4, shall be sometimes referred to hereinafter as "Proposition 13 Protection Amount." If the occurrence of a Reassessment is reasonably foreseeable by Landlord and the Proposition 13 Protection Amount attributable to such Reassessment can be reasonably quantified or estimated for each Lease Year commencing with the Lease Year in which the Reassessment will occur, the terms of this Section 4.4.4.3. shall apply to each such Reassessment. Upon notice to Tenant, Landlord shall have the right to purchase the Proposition 13 Protection Amount relating to the applicable Reassessment (the "Applicable Reassessment"), at any time during the Lease Term, by paying to Tenant an amount equal to the "Proposition 13 Purchase Price," as that term is defined below, provided that the right of any successor of Landlord to exercise its right of repurchase hereunder shall not apply to any Reassessment which results from the event pursuant to which such successor of Landlord became the landlord under this Lease. As used herein, "Proposition 13 Purchase Price" shall mean the present value of the Proposition 13 Protection Amount remaining during the Lease Term, as of the date of payment of the Proposition 13 Purchase Price by Landlord. Such present value shall be calculated (i) by using the portion of the Proposition 13 Protection Amount attributable to each remaining Lease Year (assuming for purposes of this computation that the amount of such Proposition 13 Protection Amount benefited Tenant on an equal monthly basis at the end of each month during each Lease Year), as the amount to be discounted, and (ii) by using an eight percent (8%) discount rate, compounded annually, for each monthly amount to be discounted. Upon such payment of the Proposition 13 Purchase Price, the provisions of Section 4.4.4.2 of this Lease shall not apply to any Tax Increase attributable to the Applicable Reassessment. Since Landlord is estimating the Proposition 13 Purchase Price because a Reassessment has not yet occurred, then when such Reassessment occurs, if Landlord has underestimated the Proposition 13 Purchase Price, then upon notice by Landlord to Tenant, Tenant's Rent next due shall be credited with the amount of such under-estimation, and if Landlord overestimates the Proposition 13 Purchase Price, then upon notice by Landlord to Tenant, Rent next due shall be increased by the amount of the overestimation. The amount of any such underestimate or overestimate shall be calculated by taking the difference between the Proposition 13 Purchase Price for the Applicable Reassessment actually paid to Tenant and the Proposition 13 Purchase Price for the Applicable Reassessment as it should have been computed had all relevant facts concerning the Applicable Reassessment been known at the time such Purchase Price was originally computed, and adding interest thereto at a rate per annum equal to ten percent (10%), compounded annually, from the date such Purchase Price was paid to Tenant through the date that the amount of the underestimate or overestimate is to be credited or debited (as the case may be) against Rent next due hereunder.

     4.5  TAXES AND OTHER CHARGES FOR WHICH TENANT IS DIRECTLY RESPONSIBLE.

          4.5.1 Tenant shall be liable for and shall pay ten (10) days before delinquency, taxes levied against Tenant's equipment, furniture, fixtures and any other personal property located in or about the Premises. If any such taxes on Tenant's equipment, furniture, fixtures and

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
any other personal property are levied against Landlord or Landlord's property or if the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon such equipment, furniture, fixtures or any other personal property and if Landlord pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof but only under proper protest if requested by Tenant, Tenant shall upon demand repay to Landlord the taxes so levied against Landlord or the proportion of such taxes resulting from such increase in the assessment, as the case may be.

          4.5.2 If the tenant improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the Tenant Improvement Allowance actually used to build-out the Premises then the Tax Expenses levied against Landlord or the property by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Section 4.5.1, above.

          4.5.3 Notwithstanding any contrary provision herein, Tenant shall pay prior to delinquency any (i) rent tax or sales tax, service tax, transfer tax or value added tax, or any other applicable tax on the rent or services herein or otherwise respecting this Lease, (ii) taxes assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Project, including the Project parking facilities; or (iii) taxes assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

                                     ARTICLE 5

                                  USE OF PREMISES

     5.1 PERMITTED USE. Tenant shall use the Premises for office, software development, training, research and development, storage, distribution and other lawful uses permitted under the CC&R's (as defined below) and the Project's permitted zoning and for no other purpose or purposes whatsoever without Landlord's consent, which may be withheld in Landlord's sole discretion.

     5.2 PROHIBITED USES. Tenant further covenants and agrees that Tenant shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the provisions of the Rules and Regulations set forth in EXHIBIT "D", attached hereto, or in violation of the laws of the United States of America, the State of California, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Project. Tenant shall not do or permit anything to be done in or about the Premises which will obstruct or interfere with the rights of other tenants or occupants of the Buildings or Project, or injure them or use or allow the Premises to be used for any unlawful purpose, nor shall Tenant cause or maintain any nuisance in, on or about the Premises. Tenant shall not use or knowingly allow another person or entity to use any part of the Premises for the storage, use, treatment, manufacture or sale of "Hazardous Material," (as that term is defined in Section 29.23 of this Lease); provided, however, Tenant may use commercially reasonable amounts of any Hazardous Material as is normal and customary for general office use so long as Tenant complies, at Tenant's sole cost and expense, with all Applicable Laws relating thereto.

     5.3 CC&R'S. Tenant acknowledges that Landlord intends to record an Agreement Between Land Owners Including Covenants, Conditions and Restrictions and Grants of Easements for Carmel Center and Including Termination of Both Former Declaration and Prior Grants of Easements (the "CC&R'S") over the Project. Tenant hereby approves the draft of CC&R's attached hereto as Exhibit "F" and made a part hereof and hereby subordinates this Lease to the CC&R's and any amendments or modifications thereto; provided, however, that any modifications to the draft of the CC&R's attached as EXHIBIT "F" which may have a material effect on Tenant's use or enjoyment of, or access to, the Premises or Project shall be subject to

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

Tenant's prior approval, which approval shall not be unreasonably withheld or delayed. Tenant shall, within fifteen (15) days after request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination of this Lease to the CC&R's. As of the date of execution of this Lease, Landlord contemplates that it will be the declarant under the CC&R's and a California nonprofit mutual benefit corporation has been, or will be, established (the "ASSOCIATION") and charged with certain duties under the CC&R's. Certain individuals who are directors, officers or employees of Landlord, the members of Landlord, or affiliates thereof, are, or will be, members of the board of directors of the Association. The board shall have the right to appoint members and alternatives members of the Architectural and Development Review Committee (the "COMMITTEE") contemplated by the CC&R's. As an owner of property subject to the CC&R's, Landlord is a member of the Association for each parcel within the Project which is subject to assessments under the CC&R's. With respect to Landlord's respective capacities as declarant, member of the board, and a member of the Committee under the CC&R's, Landlord covenants not to do any of the following without Tenant's consent (which shall not be unreasonably withheld) (i) take any action which in Landlord's reasonable opinion will jeopardize or be detrimental to Tenant's rights under this Lease and Tenant's use and enjoyment of its leasehold estate, (ii) take any action which has the effect of materially increasing assessments or costs incurred by Landlord under the CC&R's, which will result in an unreasonable increase in Direct Expenses in Expense Years after the Base Year, (iii) vote in favor of or approve any new improvements, operation or use on any of the properties covered by the CC&R's without first consulting with Tenant, and (iv) knowingly allow any use of the parking facilities within the Project (as defined in this Lease) that is not allowed pursuant to the reciprocal parking rights described in the CC&R's. Landlord shall provide (or if Landlord does not control the Association, Landlord will request the Association to provide) to Tenant the draft budget prepared from time to time in connection with the CC&R's for Tenant's review and comment, and Landlord will reasonably consider Tenant's comments in preparing the budget. Further, Landlord represents and warrants that the signage contemplated by this Lease is in compliance with the CC&R's and the Sign Plan defined therein.

                                     ARTICLE 6

                               SERVICE AND UTILITIES

     6.1 STANDARD TENANT SERVICES. Landlord shall provide the following services on all days (unless otherwise stated below) during the Lease Term.

          6.1.1 Subject to all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide heating, ventilation and air conditioning ("HVAC") , pursuant to the HVAC service levels set forth in EXHIBIT "G" attached hereto, from Monday through Friday, during the period from 6:00 A.M. to 7:00 P.M. and on Saturday during the period from 8:00 A.M. to 12:00 P.M. (the "BUILDING HOURS"), except for the dates of observation of New Year's Day, Presidents Day, Independence Day, Labor Day, Memorial Day, Thanksgiving Day, and Christmas Day and other nationally recognized holidays that are not nationally recognized as of the date of this Lease (collectively, the "HOLIDAYS"). Notwithstanding the foregoing, Landlord shall change the Building Hours as requested by Tenant from time to time (but not more than two
(2) times per calendar year) so long as (i) the total Building Hours for the weekly period (i.e., Monday through Sunday) do not exceed sixty-nine (69) hours,
(ii) Tenant leases the entire Building, (iii) any such Building Hours so designated by Tenant for any day must be consecutive hours, and (iv) Tenant shall be responsible for any additional reasonable costs incurred by Landlord as a result of such change in hours requested by Tenant (which costs shall be payable as Additional Rent within thirty (30) days after Tenant's receipt of invoice therefor). Tenant shall be entitled to install, as an initial Tenant Improvement or as an Alteration, dedicated heating, ventilation and air conditioning units ("PACKAGE UNITS") within or serving the Premises at Tenant's sole cost and expense (but not window units). The plans and specifications for any Package Units shall, as indicated in Article 8 below and the Tenant Work Letter (as applicable), be subject to Landlord's reasonable approval and the electricity required to power such Package Units shall be included within the allotment set forth in Section 6.1.2 below and such electricity and any other utilities used by such Package Units shall be payable by Tenant in accordance with

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

Section 6.2 below. Tenant shall be solely responsible for maintenance and repair of the Package Units and such units shall be considered to be a fixture within the Premises and shall remain upon the Premises upon the expiration or earlier termination of Lease Term unless Landlord requires Tenant to remove such items upon expiration or earlier termination of this Lease pursuant to the provisions of Section 8.5 below. Notwithstanding the foregoing, Tenant may remove any "Libert" or similar type HVAC units from the Premises at any time prior to expiration or earlier termination of the Lease Term provided that Tenant removes all associated wiring and cabling, repairs any damage resulting from such removal and restores the Premises to the condition prior to the placement of such unit(s), reasonable wear and tear excepted.

          6.1.2 Landlord shall provide adequate electrical wiring, facilities and power sufficient to provide Tenant with four (4) watts per rentable square foot of connected electrical load for Tenant's equipment and sufficient to provide an additional one point five (1.5) watts per rentable square foot of connected electrical load for Tenant's lighting fixtures. Any such electrical usage shall be subject to applicable laws and regulations. Tenant shall bear the cost of replacement of any non-Building standard lamps, starters and ballasts for lighting fixtures within the Premises; replacement of any such Building standard items (as shown on the Specifications) shall be included in Operating Expenses.

          6.1.3 Landlord shall provide city water from the regular Building outlets for drinking, lavatory and toilet purposes.

          6.1.4 Landlord shall manage the Project and employ qualified property management personnel and maintenance personnel to operate and manage the Project in accordance with a standard which is not less than customarily observed in the operation and management of Comparable Buildings. Such management personnel and maintenance personnel shall, at a minimum, include the following: upon completion of Building 5, on-site management shall include a full-time property manager, an assistant property manager and an allocation of time for a regional property manager; engineering staff will include one (1) senior full-time engineer as of the Lease Commencement Date for Building 1 and an additional journeyman level engineer to be hired upon the Lease Commencement Date for the initial Floor Group for Building 3 and stationed at the Project; and one (1) full-time day porter will be stationed at the Project upon the Lease Commencement Date for Building 1 whose duties shall be as specified in EXHIBIT "H-2." The management office for the Project shall be located in the Del Mar Heights area until such time as Building 5 has been completed, at which time the management office for the Project shall be located within the Project for the remainder of the Lease Term. Landlord shall at all times comply with the service levels and performance standards specifically described in EXHIBIT "G" and EXHIBIT "H-1" and EXHIBIT "H-2", attached hereto, which may be modified by Landlord from time to time so long as an equivalent or better level of service is provided and such modification is reasonable and customary for Comparable Buildings; provided, however, that if any such modification is made by Landlord and results in an increase in Operating Expenses, then from and after the date upon which such modification is effective and continuing throughout the period during which such modification is effective, Operating Expenses for the Base Year shall be increased by the amount Landlord reasonably determines it would have incurred had the modification been in effect throughout the Base Year.

          6.1.5 Landlord shall provide janitorial services five (5) days per week except the date of observation of the Holidays, in and about the Building in accordance with the standards described in EXHIBIT "H-1" attached hereto and window washing services in accordance with a standard which is not less than that customarily observed in other Comparable Buildings. Notwithstanding the foregoing, Tenant may elect upon reasonable prior notice to Landlord to require Landlord to change the provider of such janitorial services in the Building in accordance with, and subject to, Section 6.7 below.

          6.1.6 Landlord shall provide nonexclusive, non-attended automatic passenger elevator service during the Building Hours; Landlord shall have one elevator available at all other times, including Holidays.

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

          6.1.7 Landlord, at its sole cost but includable as an Operating Expense, shall provide a security system for the Project, including equipment, on-site personnel, procedures and systems as provided in Exhibit "I" attached hereto and made a part hereof. Security procedures shall be implemented to regulate access to the Project during certain hours provided that, subject to such restrictions and subject to the other provisions of this Lease, Tenant shall have access to the Premises seven (7) days a week, twenty-four (24) hours per day. Subject to Landlord's reasonable approval of Tenant's plans and specifications and Tenant's compliance with the terms and conditions of Article 8, Tenant shall be entitled to install its own security systems for the Premises, which shall be located within the Premises and shall not interfere with the Project systems.

     Tenant shall cooperate fully with Landlord at all times and abide by all regulations and requirements that Landlord may reasonably prescribe for the proper functioning and protection of the HVAC, electrical, mechanical and plumbing systems (collectively, "BUILDING SYSTEMS AND EQUIPMENT") .

     6.2  UTILITIES COSTS; OVERSTANDARD TENANT USE.

          6.2.1 If Tenant uses heat-generating machines, machines other than normal office machines, or equipment or lighting other than Building standard lights in the Building, which adversely and materially affects the temperature otherwise maintained by the air conditioning system or materially increase the water normally furnished for such Building by Landlord pursuant to the terms of
Section 6.1 of this Lease, Landlord shall have the right to install supplementary air conditioning units or other facilities in such Building, including supplementary or additional metering devices, and the cost thereof, including the cost of installation, operation and maintenance shall be paid by Tenant to Landlord within thirty (30) days after billing by Landlord.

          6.2.2 The Tenant Improvements to be constructed for the Building shall include an electrical meter section and switchgear to measure electricity supplied to the Premises (including, without limitation, electricity required in order to provide HVAC to the Premises). Tenant shall contract directly with an electricity service provider for electrical service to the Premises (including, without limitation, electricity required in order to provide HVAC to the Premises) and Tenant shall timely pay all charges for such service from such provider and Landlord shall have no obligation with respect to the provision of such service. The actual cost of electricity provided to the Premises (including, without limitation, electricity required in order to provide HVAC to the Premises) shall, notwithstanding anything to the contrary contained in this Lease, not be included in Operating Expenses (including, without limitation, Operating Expenses for the Base Year) for the Building (except for electricity relating to the Common Areas, which shall be included in Operating Expenses (including, without limitation, Operating Expenses for the Base Year) and paid by Tenant as part of Building Direct Expenses).

          6.2.3 If Tenant desires to use HVAC during hours other than those for which Landlord is obligated to supply such HVAC pursuant to the terms of
Section 6.1 of this Lease (i.e., in excess of sixty-nine (69) hours in any week), Tenant shall not be required to give Landlord prior notice of Tenant's desired use but rather Tenant may control its after-hours HVAC use from within the Premises. Landlord shall supply such after-hours HVAC to Tenant subject to Tenant's payment to Landlord of an amount reasonably determined by Landlord to be attributable to increased wear and tear on existing Building Systems and Equipment caused by such after-hours use, any engineer's over-time and a nominal amount attributable to overhead and accounting costs. Amounts payable by Tenant to Landlord for such use of additional utilities shall be deemed Additional Rent hereunder and shall be paid within thirty (30) days after Tenant's receipt of invoice therefor.

     6.3 INTERRUPTION OF USE. Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent (except for abatement as specifically provided in Section 6.8 below), or otherwise, for failure to furnish or delay in furnishing any service (including telephone, electrical and telecommunication services), or for any diminution in the quality or quantity thereof, when

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
such failure or delay or diminution is occasioned, in whole or in part, by repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building or the Project after diligent and reasonable efforts to do so, by any accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause beyond Landlord's reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent (except for abatement as specifically provided in Section 6.8 below), or performing any of its obligations under this Lease. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article 6, except in any circumstances where the failure to furnish any such services or utilities arises out of or is a result of, Landlord's sole or gross negligence or intentional misconduct (in which case Landlord shall be responsible to the extent such item is not covered by insurance required to be carried by Tenant under this Lease or actually carried by Tenant). Landlord shall be entitled to cooperate in a reasonable manner with the mandatory requirements of national, state or local governmental agencies or utilities suppliers in reducing the consumption of energy or other resources (including temporary stoppages in the supply of any utilities), and Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the Rent herein reserved be abated (except as expressly provided in Section 6.8 below) by reason of such cooperation by Landlord.

     6.4 ADDITIONAL SERVICES. Landlord shall also provide any additional services which may be reasonably requested by Tenant, including, without limitation, locksmithing, lamp replacement, additional janitorial service, and additional repairs and maintenance, provided that Tenant shall pay to Landlord within fifteen (15) days after receipt of written notice from Landlord, the sum of all costs to Landlord of such additional services plus a reasonable administration fee. Charges for any service for which Tenant is required to pay from time to time hereunder shall be deemed Additional Rent hereunder and shall be billed on a monthly basis. Tenant shall not be required to use Landlord for such any additional services; provided, however, that Landlord shall have the right to reasonably approve any other provider of such services should Tenant elect not to use Landlord for the providing of such services. However, nothing in this Section 6.4 shall be construed as requiring Landlord to provide any such service which would, in Landlord's reasonable judgment, result in the receipt by Landlord of amounts that would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Internal Revenue Code of 1986, as amended, or any successor section thereto.

     6.5  UTILITY DEREGULATION.

          6.5.1 SELECTION OF SERVICE PROVIDER. Landlord has advised Tenant that presently San Diego Gas and Electric ("ELECTRIC SERVICE PROVIDER") is the utility company selected by Landlord to provide electricity service for the Project. Notwithstanding the foregoing, if permitted by Applicable Law, upon mutual agreement of Tenant and Landlord, the contract for service to the Common Areas will be let to a different company or companies providing electricity service (each such company shall hereinafter be referred to as an "ALTERNATE SERVICE PROVIDER"). Any and all rebates or discounts enjoyed or realized as a result of the selection of an Alternate Service Provider or the continued use of the Electric Service Provider shall be reflected in the payments to be made by Tenant pursuant to Article 4 above. However, if, after the Base Year, the parties agree to utilize an Alternate Service Provider, then from and after the date upon which the Alternate Service Provider is retained and continuing throughout the period during which the Alternate Service Provider is retained, Operating Expenses for the Base Year shall be reduced by the amount Landlord reasonably estimates it would have saved had the Alternate Service Provider been retained throughout the Base Year (for service to the Common Areas) based upon the rates of the Alternate Service Provider prevailing throughout the Base Year. Landlord and Tenant acknowledge that, with respect to electricity service to be provided to the Premises, Tenant shall be entitled to retain any provider (including, without limitation, an Alternate Service Provider) and that Tenant will be contracting directly with such provider as indicated in Section 6.2.2 above.

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

          6.5.2 TENANT SHALL GIVE LANDLORD ACCESS. Tenant shall cooperate with Landlord, the Electric Service Provider, and any Alternate Service Provider at all times and, as reasonably necessary, shall allow Landlord, Electric Service Provider, and any Alternate Service Provider reasonable access to the Building's electric lines, feeders, risers, wiring and any other machinery within the Premises, provided Landlord shall take all reasonable measures to minimize any interference or disruption to Tenant's use of the Premises. In addition, Landlord shall cooperate with Tenant and Tenant's provider of electrical service to the Premises at all times and as reasonably necessary to allow access to the facilities of the Building necessary for the provision of such service.

     6.6 EMERGENCY GENERATOR. Subject to Tenant's compliance with all Applicable Laws and Landlord's prior approval of all plans and specifications, which approval shall not be unreasonably withheld, Landlord shall permit Tenant to install, at Tenant's sole cost and expense, an above-ground emergency generator (as a Miscellaneous Common Area Item) for Tenant's use in the Building. Such emergency generator shall be used by Tenant only during (i) testing and regular maintenance, and (ii) any period of electrical power outage in the Building. Tenant shall be entitled to operate the emergency generator for testing and regular maintenance only upon notice to Landlord and at times reasonably approved by Landlord. Landlord's consent to Tenant's plans for the emergency generator may be conditioned on Tenant complying with such reasonable requirements imposed by Landlord, based on the advice of Landlord's engineers, so that the systems and equipment of the Building are not adversely affected. Any repairs and maintenance of such generator shall be the sole responsibility of Tenant. Upon the expiration or earlier termination of the Lease, Tenant shall, at Tenant's sole cost and expense, remove the emergency generator and all associated cabling and wiring and repair all damage resulting from such removal. Landlord makes no representation or warranty with respect to the emergency generator or its suitability for use by Tenant and Article 10 of the Lease shall apply with respect to Tenant's use, maintenance, repair and operation of the emergency generator.

     6.7 SUBSTITUTION OF VENDORS. Upon request from Tenant, Landlord shall review with Tenant the performance and cost of vendors and contract service providers for the Project and except for the property manager and the property management staff and engineers, Tenant shall have the right to require Landlord to substitute other vendors or contract service providers reasonably designated by Tenant provided that (i) Tenant then leases on a direct basis (i.e., not including any space leased by Tenant pursuant to a sublease) at least fifty percent (50%) of the space then constructed for lease at the Project, (ii) such substitution does not result in any increase in Operating Expenses during the Base Year, (iii) such substitution does not result in any invalidation or reduction in coverage of any warranties for the Project (unless Tenant agrees to be responsible for the costs which would have otherwise been covered by such warranties), and (iv) Landlord reasonably approves such substitute vendor or contract service provider. If a vendor or contract service provider is substituted pursuant to this Section 6.7 above and if the annual cost of such substitute vendor or contract service provider is less than the amount included in Operating Expenses during the Base Year for the same service, effective upon the date of such substitution, Operating Expenses for the Base Year shall be reduced by the amount of such difference.

     6.8 ABATEMENT EVENT. An "ABATEMENT EVENT" shall be defined as an event that prevents Tenant from using the Premises or any portion thereof, as a result of any failure to provide services or access to the Premises, where (i) Tenant does not actually use the Premises or such portion thereof, and (ii) such event is not caused by the negligence or willful misconduct of Tenant, its agents, employees or contractors. In addition, an "Abatement Event" shall not be deemed to have occurred where such failure is caused by (a) an Alternate Service Provider for the Premises where such failure would generally not have occurred had Tenant utilized the Electric Service Provider (or its successor), or (b) an Alternate Service Provider for service to the Common Areas where Landlord reasonably conditioned its approval of the use of such Alternate Service Provider pursuant to Section 6.5.1 upon Tenant assuming the risk that any failures to provide services or access to the Premises caused by such Alternate Service Provider would not be deemed to constitute an "Abatement Event" pursuant to this Section 6.8. Tenant shall give Landlord notice ("ABATEMENT NOTICE") of any such Abatement Event, and if such Abatement

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

Event continues beyond the "Eligibility Period" (as that term is defined below), then the Base Rent and Tenant's Share of Direct Expenses shall be abated entirely or reduced, as the case may be, after expiration of the Eligibility Period for such time that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable area of the Premises leased by Tenant; provided, however, in the event that Tenant is prevented from using, and does not use, a portion of the Premises for a period of time in excess of the Eligibility Period and the remaining portion of the Premises is not sufficient to allow Tenant to effectively conduct its business therein, and if Tenant does not conduct its business from such remaining portion, then for such time after expiration of the Eligibility Period during which Tenant is so prevented from effectively conducting its business therein, the Base Rent and Tenant's Share of Direct Expenses for the entire Premises shall be abated entirely for such time as Tenant continues to be so prevented from using, and does not use, the Premises for Tenant's business purposes. If, however, Tenant reoccupies any portion of the Premises during such period, the Base Rent and Tenant's Share of Direct Expenses allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion of the Premises bears to the total rentable area of the Premises, shall be payable by Tenant from the date Tenant reoccupies such portion of the Premises. The term "ELIGIBILITY PERIOD" shall mean a period of five (5) consecutive business days after Landlord's receipt of any Abatement Notice(s). If the Abatement Event is caused by the negligence or willful misconduct of Tenant, or by the circumstances described in the second (2nd) sentence of this Section 6.8 with respect to an Alternate Service Provider, the Abatement described in this
Section 6.8 shall not apply; however, Tenant may seek recovery from its business interruption insurance. Except as provided in Article 11 and Article 13, such right to abate Base Rent and Tenant's Share of Direct Expenses shall be Tenant's sole and exclusive remedy at law or in equity for an Abatement Event.

                                     ARTICLE 7

                                      REPAIRS

     7.1 OBLIGATIONS. Landlord shall maintain and repair any and all defects in the Base, Shell and Core of the Building, including, without limitation, the foundations, floor/ceiling slabs, structural portions of the roof (including the roof membrane), curtain wall, exterior glass, columns, beams, shafts, stairs, stairwells, and elevator cabs, and shall also maintain and repair the basic mechanical, electrical, life safety, plumbing, sprinkler systems and heating, ventilating and air conditioning systems of the Building (i.e., all of such systems except for distribution within the Premises, in which case (i) Landlord shall be responsible for repair of construction defects, (ii) with respect to design defects, that party that retained the consultant to design such distribution shall be responsible for repair of the defect and any additional costs incurred as a result of such defect (to the extent not covered by warranty or insurance), and (iii) Tenant shall be responsible for all other repairs and maintenance), the exterior portions of the Building and the Common Areas of the Project. In addition, Landlord shall make repairs necessitated by the acts or omissions of Landlord or its respective agents, employees or contractors.
Tenant shall, at Tenant's own expense, keep the Premises and specifically all tenant improvements, fixtures and furnishings therein, in good order, repair and condition at all times during the Lease Term, and in this regard, Tenant shall at Tenant's own expense within a reasonable period of time but under the supervision and subject to the prior approval of Landlord with respect to any repairs for which a building permit is required, adequately repair all such damage thereto. Except with respect to the express maintenance and repair obligations of Tenant under this Lease, Landlord shall maintain and repair the Building and the Project (including the Common Areas) and replace or repair all damaged, broken, or worn fixtures and appurtenances, the cost of which shall be included in Operating Expenses (subject t the provisions of Article 4 above). Landlord may enter the Premises at all reasonable times upon reasonable prior notice to Tenant (except that no notice will be required in case of emergency) to make such repairs, alterations, improvements or additions to the Buildings or to the Project or to any equipment located in the Project as Landlord is obligated under this Lease or Landlord shall deem reasonably necessary or as Landlord may be required to do by governmental or quasi-governmental authority or court order or decree.

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

     7.2 TENANT'S FAILURE TO COMPLY. If Tenant fails to make any repairs required of Tenant under this Lease, after written notice to Tenant and the expiration of a reasonable cure period, Landlord may (but need not) enter the Premises pursuant to Section 7.1 above to make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including a percentage (not to exceed five percent (5%)) of the cost thereof to compensate Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord's involvement with such repairs and replacements within fifteen (15) days of being billed for same. Except as expressly provided in Section 7.3 below, Tenant hereby waives and releases its right to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect.

     7.3 LANDLORD'S FAILURE TO COMPLY. If Tenant provides notice to Landlord of an event or circumstance which requires the action of Landlord with respect to the provision of repairs as set forth in Section 7.1 of this Lease, and Landlord fails to provide such action as required by the terms of this Lease within thirty (30) days after the date of such notice from Tenant (or if such repair is reasonably expected to require longer than thirty (30) days to complete, if Landlord shall fail to commence such repair within said thirty (30) day period or to diligently prosecute such repair to completion), then Tenant may proceed to take the required action upon delivery of an additional ten (10) business days notice and cure period to Landlord specifying that Tenant is taking such required action, and if such action was required under the terms of this Lease to be taken by Landlord, then Tenant shall be entitled to prompt reimbursement by Landlord of Tenant's reasonable costs and expenses in taking such action including a percentage (not to exceed five percent (5%) of the cost thereof to compensate Tenant for all overhead, general conditions, fees and other costs or expenses arising from Tenant's involvement with such repairs and replacement) in which case the reimbursed amount shall be included in Operating Expenses to the extent the action, if taken by Landlord, would have been includable in Operating Expenses pursuant to Section 4.2.7 above. In the event Tenant takes such action, and such work will affect the Building Systems and Equipment, structural integrity of the Building or exterior appearance of the Building, Tenant shall use only those contractors used by Landlord in the Project for such work unless such contractors are unwilling or unable to perform such work or their pricing is unreasonable, in which event Tenant may utilize the services of any other qualified contractor which normally and regularly performs similar work in comparable first-class, institutional quality, office buildings in the San Diego, California area whose pricing is reasonable. If Tenant is entitled to reimbursement by Landlord of Tenant's reasonable costs and expenses in taking any action pursuant to this Section 7.3, Tenant shall so notify Landlord in writing (the "REIMBURSEMENT NOTICE"), which Reimbursement Notice shall specify in detail such costs and expenses. Within thirty (30) days after Landlord's receipt of a Reimbursement Notice, Landlord shall pay to Tenant any undisputed portion of such costs and expenses and shall notify Tenant in writing of those costs and expenses specified by Tenant in the Reimbursement Notice which Landlord disputes (the "DISPUTED AMOUNTS") and the reasons for such dispute. Any amounts which are not so identified by Landlord as Disputed Amounts within said thirty (30) day period shall be considered to be undisputed. To the extent Landlord fails to reimburse Tenant for the costs and expenses specified in the Reimbursement Notice within thirty (30) days after demand therefor, Tenant shall be entitled to offset the sum of (i) the amount of any undisputed portion of such costs and expenses and (ii) one-half of the amount of any Disputed Amount (which total sum may be referred to as the "PRE-JUDGMENT OFFSET AMOUNT") against Base Rent payable by Tenant under this Lease together with interest at the Interest Rate specified in Article 25 of this Lease from the date of expiration of said thirty (30) day period until the date of offset (up to a maximum offset each month of twenty percent (20%) of the Base Rent payable for the Building) until the full Pre-Judgment Offset Amount (plus such interest) has been so offset. If Tenant obtains a final judgment against Landlord for the remaining portion of the Disputed Amount and if Landlord fails to pay such judgment within thirty (30) days after the date such judgment is rendered, Tenant shall be entitled to offset such judgment against Base Rent payable by Tenant under this Lease together with interest at the Interest Rate specified in Article 25 of this Lease from the date Landlord failed to timely reimburse Tenant for such costs and expenses until the date of offset (up to a maximum offset each month of twenty percent (20%) of the Base Rent payable for the Building) until the full amount of such judgment (plus such interest) has been so offset. If Landlord obtains a final judgment against Tenant for the Disputed Amount, Tenant

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
shall pay to Landlord such judgment (as it relates to the Disputed Amount plus interest Tenant has previously offset with respect to the Disputed Amount) within thirty (30) days after the date such judgment is rendered.

                                     ARTICLE 8

                             ADDITIONS AND ALTERATIONS

     8.1 LANDLORD'S CONSENT TO ALTERATIONS. Tenant may not make any improvements, alterations, additions or changes to the Premises (collectively, the "ALTERATIONS") without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than thirty (30) days prior to the commencement thereof, and which consent (as indicated in Section 29.4 below) shall not be unreasonably withheld by Landlord. However, Tenant may make (i) cosmetic changes to the finish work in the Premises, not requiring any structural or other substantial modifications to the Premises (e.g., voice/data cabling), without Landlord's prior consent, (ii) cosmetic changes to the interior of any Tenant space within the Building (e.g., changes to the carpet, wallcovering and paint) and (iii) nonstructural changes to the interior of any Tenant space within the Building (such cosmetic and nonstructural changes to be referred to hereafter collectively as the "ACCEPTABLE CHANGES") upon at least ten (10) days prior notice to Landlord but without Landlord's prior consent provided (a) with respect to the changes described in Subsection 8.1(iii) above only, such changes do not cost in excess of Two Dollars ($2.00) per usable square foot of the Premises for any one (1) job, (b) such Acceptable Changes do not affect the exterior appearance of the Building or Common Areas, the structural aspects of the Building, or any Building System or Equipment, and (c) Tenant shall perform such Acceptable Changes in a good and workmanlike manner and in conformance with any and all applicable federal, state, county or municipal laws, rules or regulations (collectively, "APPLICABLE LAWS"). At any time Tenant proposes to make Alterations which require the consent of Landlord pursuant to this Section 8.1, Tenant's notice regarding the proposed Alterations shall be provided together with plans and specifications for the Alterations, and Landlord shall approve or disapprove of the same within fifteen (15) days after Landlord's receipt thereof. The construction of the initial improvements to the Premises shall be governed by the terms of the Tenant Work Letter and not the terms of this
Article 8, and therefore, as used herein, the term "Alterations" does not refer to any tenant improvements installed pursuant to the Tenant Work Letter.

     8.2 MANNER OF CONSTRUCTION. Landlord may impose, as a condition of its consent to any and all Alterations or repairs of the Premises or about the Premises, such requirements as Landlord may reasonably require, including, but not limited to, the requirement that Tenant shall, at Tenant's expense, remove such Alterations upon the expiration or any early termination of the Lease Term, provided Landlord imposed such removal requirement as a condition to consenting to such Alterations when they are installed, and/or the requirement that Tenant utilize for such purposes only contractors, subcontractors, materials, mechanics and materialmen approved by Landlord (which approval (as indicated in Section
29.4 below) shall not be unreasonably withheld or delayed). In any event, Tenant shall utilize subcontractors of Landlord's selection to perform any and all work that may affect the Building Systems and Equipment, structural aspects of the Building, the Base Shell or Core or exterior appearance of the Building or Common Areas provided that (i) if such subcontractors are unwilling or unable to perform such work, Tenant may utilize the services of any other qualified subcontractor which normally and regularly performs similar work in comparable first-class, institutional quality, office buildings in the San Diego, California area, and (ii) Landlord shall cause such subcontractor selected by Landlord to charge Tenant for such work in an amount equal to the cost that a comparable, first-class, reputable and reliable subcontractor would have charged Tenant if selected pursuant to competitive bidding procedures (and if such subcontractor refuses to meet such pricing requirements, Landlord shall have the option to either pay the excess charges of such subcontractor or to permit Tenant to utilize any other qualified subcontractor which meets the requirements of subsection 8.2(i) above). Tenant shall construct such Alterations and perform such repairs in conformance with any and all Applicable Laws and pursuant to a valid building permit, issued by the City of San Diego, all in conformance with Landlord's construction rules

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
and regulations. All work with respect to any Alterations must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period of work. In performing the work of any such Alterations, Tenant shall have the work performed in such manner so as not to obstruct access to the Project or any portion thereof by any other tenant of the Project, and so as not to obstruct the business of other tenants in the Project. In addition to Tenant's obligations under Article 9 of this Lease, upon completion of any Alterations, Tenant agrees to cause a Notice of Completion to be recorded in the office of the Recorder of the County of San Diego in accordance with California Civil Code
Section 3093 or any successor statute, and Tenant shall deliver to the Project management office a reproducible copy of the "as built" drawings of the Alterations.

     8.3 PAYMENT FOR IMPROVEMENTS. The Cost of all Alterations shall be paid for by Tenant. In the event Tenant orders any Alterations or repair work directly from Landlord, the charges for such work shall be deemed Additional Rent under this Lease, payable within fifteen (15) days of billing therefor, either periodically during construction in reasonable progress payments or upon the substantial completion of such work, at Landlord's option. Upon completion of such work, Tenant shall deliver to Landlord evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services or materials. If Tenant orders any work directly from Landlord, Tenant shall pay to Landlord a percentage of the cost of such work not to exceed three percent (3%) of such cost to compensate Landlord for all overhead, general conditions, fees and other costs and expenses arising from Landlord's involvement with such work. If Tenant does not order such work directly from Landlord, Tenant shall pay to Landlord a fee equal to one percent (1%) of the cost of such work and shall reimburse Landlord for Landlord's reasonable out-of-pocket costs and expenses actually incurred in connection with review of such work; provided, however, that this sentence shall not apply to Acceptable Changes.

     8.4 CONSTRUCTION INSURANCE. In the event that Tenant makes any Alterations (other than work described in Subsections 8.1(i) and (ii) above), Tenant agrees to carry "Builder's All Risk" insurance in a reasonable amount covering the construction of such Alterations, and such other insurance as Landlord may reasonably require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 of this Lease immediately upon completion thereof. In addition, if Tenant fails to meet the Financial Standards (described in Section 21.2 below) and the cost of the Alteration exceeds One Hundred Thousand Dollars ($100,000.00), Landlord may, in its reasonable discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee.

     8.5 LANDLORD'S PROPERTY. All Alterations, improvements, fixtures and/or equipment which may be installed or placed in or about the Premises, and all signs installed in, on or about the Premises, from time to time, shall be at the sole cost of Tenant and shall be and become the property of Landlord, except that Tenant may remove any fixtures, equipment and/or other personal property owned by Tenant (including, without limitation, items purchased by Tenant pursuant to Section 2.2.10 of the Tenant Work Letter), provided Tenant repairs any damage to the Premises and Building caused by such removal. Furthermore, Landlord may require Tenant, at Tenant's expense, to remove any Alterations (or any Tenant Improvements which do not conform to the Specifications) and to repair any damage to the Premises and Building caused by such removal provided Landlord gave to Tenant written notice (prior to the installation of any such Alterations or Tenant Improvement) that Landlord would require such removal at the end of the Lease Term or following any earlier termination of this Lease.
If Tenant fails to complete such removal and/or to repair any damage caused by the removal of such Alterations or Tenant Improvements, Landlord may do so and may charge the actual cost thereof to Tenant.

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                                     ARTICLE 9

                               COVENANT AGAINST LIENS

     Landlord shall have the right at all times to post and keep posted on the Premises any notice which it deems necessary for protection from mechanics' liens. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Project, the Building or the Premises, or any portion thereof, with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises, and, in case of any such lien attaching or notice of any lien, Tenant covenants and agrees to cause it to be promptly released and removed of record. Notwithstanding anything to the contrary set forth in this Lease, in the event that such lien is not released and removed by bond or otherwise on or before the date occurring thirty (30) days after notice of such lien is delivered by Landlord to Tenant (which thirty (30) day period shall be subject to reduction as provided in the next sentence below), Landlord, at its sole option, may immediately take all action necessary to release and remove such lien, without any duty to investigate the validity thereof, and all sums, costs and expenses, including reasonable attorneys' fees and costs, incurred by Landlord in connection with such lien shall be deemed Additional Rent under this Lease and shall immediately be due and payable by Tenant. However, if Landlord's notice of such lien to Tenant indicates that Landlord is in escrow to sell or finance the Building or has an executed letter of intent to sell or a commitment letter to finance the Building (or a substantially similar document), Landlord may indicate in such notice that such thirty (30) day period shall be reduced to a period designated by Landlord which is not less than ten
(10) business days.

                                     ARTICLE 10

                                     INSURANCE

     10.1 INDEMNIFICATION AND WAIVER. To the extent not prohibited by law, Landlord, its members, partners, subpartners and affiliates and their respective officers, agents, servants, employees, and independent contractors (collectively, "LANDLORD PARTIES") shall not be liable for, any damage either to person or property or resulting from the loss of use thereof, which damage is sustained by Tenant. Tenant shall indemnify, defend, protect, and hold harmless Landlord Parties from any and all loss, cost, damage, expense and liability, including without limitation court costs and reasonable attorneys' fees (collectively, "CLAIMS") incurred in connection with or arising from any cause in, on or about the Premises during the Lease Term, provided that the terms of the foregoing indemnity by Tenant shall not apply to the gross negligence or willful misconduct of Landlord or its agents, contractors, servants, employees or licensees in connection with Landlord's activities in the Project and Landlord shall indemnify, defend, protect and hold Tenant, its officers, directors, agents, servants and employees harmless from any such Claims (except for damage to the Tenant Improvements and Tenant's personal property, fixtures, furniture and equipment in the Premises, to the extent Tenant is required to obtain the requisite insurance coverage pursuant to this Lease). The provisions of this Section 10.1 shall survive the expiration or sooner termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

     10.2 TENANT'S COMPLIANCE WITH LANDLORD'S FIRE AND CASUALTY INSURANCE. Tenant shall, at Tenant's expense, comply with all insurance company requirements pertaining to the use of the Premises. If Tenant's conduct or use of the Premises causes any increase in the premium for such insurance policies then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

     10.3 TENANT'S INSURANCE. Tenant shall maintain the following coverages in the following amounts.

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

          10.3.1 Commercial/Comprehensive General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage arising out of Tenant's operations, assumed liabilities or use of the Premises, including a Broad Form Commercial/Comprehensive General Liability endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in Section 10.1 of this Lease, for limits of liability not less than:

                 Bodily Injury and
                 Property Damage Liability   $3,000,000 each occurrence
                                             $3,000,000 annual aggregate, or any
                                             combination of primary insurance
                                             and excess liability
                 Personal Injury Liability   $3,000,000 each occurrence
                                             $3,000,000 annual aggregate, or any
                                             combination of primary insurance
                                             and excess liability

          10.3.2 Property Insurance covering (i) all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises installed by, for, or at the expense of Tenant, (ii) the Tenant Improvements, and (iii) all other improvements, alterations and additions to the Premises. Such insurance shall be written on an "all risks" of physical loss or damage basis, for the full replacement cost value new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include sprinkler leakage coverage and earthquake sprinkler leakage coverage.

          10.3.3 Worker's Compensation and Employer's Liability Insurance, with a waiver of subrogation endorsement, with minimum limits of $1,000,000 per employee and $1,000,000 per occurrence.

          10.3.4 Business Interruption, loss of income and extra expense insurance in such amounts as will reimburse Tenant for actual direct or indirect loss of earnings for up to one (1) year attributable to the risks outlined in
Section 10.3.2 above; however, Tenant shall be entitled to self-insure the coverage described in this Section 10.3.4 only, in which case such self-insurance shall be deemed to contain all of the terms and conditions applicable to the coverage described in this Section 10.3.4 including, without limitation, a deemed waiver of subrogation and, consequently, Landlord shall be treated, for all purposes, as if Tenant had actually purchased such insurance from a third party.

     10.4 FIRE AND CASUALTY INSURANCE OF LANDLORD. Landlord shall maintain during the Lease Term and as an Operating Expense, a policy or policies of insurance insuring the Building and Landlord's remaining interest in the Tenant Improvements and Alterations against loss or damage due to fire and other casualties covered within the classification of fire and extended coverage, vandalism coverage and malicious mischief, sprinkler leakage, water damage and special extended coverage. Such coverage shall be in the amount of full replacement cost for the Building (including coverages for enforcement of Applicable Laws requiring the upgrading, demolition, reconstruction or replacement of any portion of the Building as the result of a covered loss) and other improvements and may include, at the option of Landlord, the risks of earthquakes and/or flood damage and additional hazards, a rental loss endorsement for a period of one (1) year and one or more loss payee endorsements in favor of the holders of any mortgages or deeds of trust encumbering the interest of Landlord in the Building or any ground or underlying lessors of the Building.

     10.5 FORM OF POLICIES. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. All insurance shall be issued on an occurrence basis and shall be (i) be issued by an insurance company having a rating of not less than A-X in BEST'S INSURANCE GUIDE or which is otherwise acceptable to Landlord and licensed to do business in the State of California; and (ii) provide that said

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
insurance shall not be canceled or coverage changed unless thirty (30) days' prior written notice shall have been given to Landlord and any mortgagee or ground or underlying lessor of Landlord. In addition, the insurance described in Section 10.3.1 above shall (a) name Landlord, and any other party reasonably specified by Landlord, as an additional insured; (b) specifically cover the liability assumed by Tenant under this Lease including, but not limited to, Tenant's obligations under Section 10.1 of this Lease; (c) be primary insurance as to all claims thereunder and provide that any insurance obtained by Landlord is excess and is non-contributing with any insurance requirement of Tenant; and
(d) contain a cross-liability endorsement or severability of interest clause acceptable to Landlord. Tenant shall deliver said policy or policies or certificates thereof to Landlord before the Lease Commencement Date (or Tenant's entry into the Building pursuant to the Tenant Work Letter, if earlier) and at least thirty (30) days before the expiration dates thereof. In the event Tenant shall fail to procure such insurance, or to deliver such certificate, Landlord may, at its option, procure such policies for the account of Tenant, and the costs of it shall be paid to Landlord as Additional Rent within fifteen (15) days after delivery to Tenant of bills therefor. Tenant may satisfy the insurance coverage described in this Article 10 through one or more blanket policies so long as such policies otherwise meet the requirements specified above.

     10.6 SUBROGATION. Landlord and Tenant agree to have their respective insurance companies issuing property damage and loss of insurance and extra expense insurance waive any rights of subrogation that such companies may have against Landlord or Tenant, as the case may be, so long as the insurance carried by Landlord and Tenant, respectively, is not invalidated thereby. As long as such waivers of subrogation are contained in their respective insurance policies (or are deemed to be contained in any self-insurance maintained by Tenant pursuant to the provisions of Section 10.3.4 above), Landlord and Tenant hereby waive any right that either may have against the other on account of any loss or damage to the extent such loss or damage is insurable under such policies of insurance.

     10.7 ADDITIONAL INSURANCE OBLIGATIONS. Tenant shall carry and maintain during the entire Lease Term, at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this
Article 10, and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably requested by Landlord. Notwithstanding the foregoing, Landlord's request shall only be considered reasonable if such increased amounts and any such other coverages are standard amounts and coverages for Comparable Buildings, and Landlord shall not increase amounts and require additional coverages during the first five (5) years of the Lease Term and thereafter not more often than one time in any five (5) year period.

                                     ARTICLE 11

                               DAMAGE AND DESTRUCTION

     11.1 REPAIR OF DAMAGE TO PREMISES BY LANDLORD. Tenant shall promptly notify Landlord of any damage to the Building or other portion of the Project resulting from fire or any other casualty. If such Building or any Common Areas serving or providing access to such Building shall be damaged by fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this Article 11, restore the Base, Shell, and Core of such Building and such Common Areas. Such restoration shall be to substantially the same condition of the Base, Shell, and Core of the Premises and the Common Areas prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Building or Project or any other modifications to the Common Areas deemed desirable by Landlord and reasonably approved by Tenant, provided that access to the Building shall not be materially impaired. Upon the occurrence of any damage to such Building, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's physical damage and property damage insurance required under Section 10.3 of this Lease (excluding, however, proceeds payable with respect to any damage to Tenant's furniture, equipment and other personal property on the Premises), and

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

Landlord shall repair any injury or damage to the Tenant Improvements installed in the Premises and shall return such Tenant Improvements and Alterations to their original condition; provided that if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, as assigned by Tenant, plus the amount of insurance proceeds received by Landlord from Landlord's insurance carrier to the extent allocable to damage of such Tenant Improvements and Alterations, the cost of such repairs shall be paid by Tenant to Landlord in reasonable progress payments as Landlord repairs the damage (provided that if any mortgage holder or deed of trust beneficiary so requires, Tenant shall deposit such cost of repairs with such mortgage holder or deed of trust beneficiary prior to the commencement of repair by Landlord of such injury or damage, in which case Tenant shall be entitled to interest on such funds to the extent permitted by such lender). In connection with such repairs and replacements, Tenant shall, prior to the commencement of construction, submit to Landlord, for Landlord's review and approval, all plans, specifications and working drawings relating thereto, and Landlord shall select the contractors (subject to Tenant's approval thereof, not to be unreasonable withheld or delayed (as indicated in Section 29.4 below)) to perform such improvement work. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof; provided however, that if such fire or other casualty shall have damaged the Building or Common Areas necessary to Tenant's occupancy, Landlord shall allow Tenant a proportionate abatement of Base Rent during the time and to the extent the Building is unfit for occpancy for the purposes permitted under this Lease, and not occupied by Tenant as a result thereof for the conduct of Tenant's business; provided, however, that if such damage is the result of the negligence or willful misconduct of Tenant or Tenant's employees, contractors, licensees or invitees, such abatement of Base Rent shall apply only to the extent Landlord is reimbursed from the proceeds of rental interruption insurance purchased by Landlord as a part of Operating Expenses.

     11.2 LANDLORD'S OPTION TO REPAIR.  Notwithstanding the terms of
Section 11.1 of this Lease, Landlord may elect not to rebuild and/or restore the Building; and instead terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date Landlord learns of the necessity for repairs as the result of damage, such notice to include a termination date giving Tenant ninety (90) days to vacate the Building, but Landlord may so elect only if (i) the Building shall be damaged by fire or other casualty or cause, and the damage is not fully covered, except for deductible amounts, by insurance policies required to be carried by Landlord under this Lease and (ii) Tenant is not willing to fund the amount of the shortfall in excess of deductible amounts.

     11.3 LANDLORD'S OR TENANT'S OPTION TO REPAIR.  Notwithstanding the terms of
Section 11.1 of this Lease, either Landlord or Tenant may elect to terminate this Lease by notifying the other in writing of such termination with ninety
(90) days after the date Landlord learns of the necessity for repairs as a result of such damage, such notice to include a termination date giving Tenant ninety (90) days to vacate the Building, but Landlord or Tenant, whichever is the case, may so elect only if the Building shall be damaged by fire or other casualty or cause and one or more of the following conditions is present: (i) the repair or restoration is reasonably estimated to cost more than sixty percent (60%) of the replacement cost of such Building, or (ii) repairs cannot reasonably be substantially completed within three hundred sixty (360) days after the date Landlord learns of the necessity for repairs as the result of damage (when such repairs are made without the payment of overtime or other premiums). Notwithstanding the foregoing, if this Lease is terminated by Landlord and Landlord thereafter elects to commence the rebuilding of the Building prior to the sooner to occur of the third (3rd) anniversary of the termination date or the expiration of this Lease, Tenant shall have the right to reinstate this Lease by written notice to Landlord within forty-five (45) days after Tenant's receipt of notice from Landlord that Landlord so elects to rebuild. Tenant's failure to so notify Landlord within said forty-five (45) day period shall be deemed to constitute Tenant's waiver of the right to so reinstate this Lease. Tenant hereby specifically acknowledges that its right to reinstatement contained in this Section 11.3 shall not be applicable to any assignee or transferee of Landlord to whom the Premises is transferred after this Lease is terminated pursuant to this Section 11.3 as a result of a foreclosure, trustee's sale or bona-fide deed in lieu of foreclosure.

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

     11.4 WAIVER OF STATUTORY PROVISIONS. The provisions of this Lease, including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or the Project, and any statute or regulation of the State of California, including, without limitation, California Civil Code Sections 1932(2) and 1933(4), with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Buildings or the Project.

     11.5 DAMAGE NEAR END OF TERM. In the event that the Building is destroyed or damaged during the last twelve (12) months of the Lease Term or any Extension Term and the repair or restoration is reasonably estimated to cost more than the "Threshold Level" (as that term is defined below), then notwithstanding anything contained in this Article 11, Landlord shall have the option to terminate this Lease by giving written termination notice to Tenant of the exercise of such option within thirty (30) days after Landlord learns of the necessity for repairs as the result of such damage or destruction, and, to the extent such damage or destruction was not caused as a result of the negligence or willful misconduct of Tenant or any of Tenant's employees, agents, contractors, licensees or invitees and the repair of same is reasonably expected by Landlord to require more than three (3) months to complete, Tenant shall have the option to terminate this Lease by giving written termination notice to Landlord of the exercise of such option within thirty (30) days after Landlord learns of the necessity for repairs as the result of such damage or destruction. The term "THRESHOLD LEVEL" shall mean twenty percent (20%) of the replacement cost of the Building where the damage occurs during the period from the first day of the ninth (9th) month prior to the scheduled date of expiration of the Lease Term or any Extension Term to the last day of the twelfth (12th) month prior to the scheduled date of expiration of the Lease Term or any Extension Term, fifteen percent (15%) of the replacement cost of the Building where the damage occurs during the period from the first day of the fifth (5th) month prior to the scheduled date of expiration of the Lease Term or any Extension Term until the last day of the eighth (8th) month prior to the scheduled date of expiration of the Lease Term or any Extension Term, and ten percent (10%) of the replacement cost of the Building where the damage occurs during the last four (4) months of the Lease Term or any Extension Term. If either Landlord or Tenant exercises such option to terminate this Lease as provided above (i) this Lease shall cease and terminate as of the earlier of (1) the date ninety (90) days after the date of such notice, or (2) the expiration date of this Lease, (ii) Tenant shall pay the Base Rent and Additional Rent, properly apportioned up to such date of termination, and (iii) both parties hereto shall thereafter be freed and discharged of all further obligations hereunder, except as provided for in provisions of this Lease which by their terms survive the expiration or earlier termination of the Lease Term. Notwithstanding the foregoing, if Tenant exercises an upcoming option to extend the term of this Lease, neither Landlord nor Tenant shall not have any right to terminate this Lease under this
Section 11.5.

                                     ARTICLE 12

                                     NONWAIVER

     No waiver of any provision of this Lease shall be implied by any failure of either party to enforce any remedy on account of the violation of such provision, even if such violation shall continue or be repeated subsequently. Any waiver by either party of any provision of this Lease may only be in writing. Additionally, no express waiver shall affect any provision other than the one specified in such waiver and then only for the time and in the manner specifically stated. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant's right of possession hereunder, or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit, or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                                     ARTICLE 13

                                    CONDEMNATION

     13.1 PERMANENT TAKING. If more than twenty-five percent (25%) of the rentable square feet of the Building shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease upon ninety (90) days' notice, provided such notice is given no later than one hundred twenty (120) days after the date of such taking, condemnation, reconfiguration, vacation, deed or other instrument. If more than twenty-five percent (25%) of the rentable square feet of the Building is taken, Tenant shall have the option to terminate this Lease upon ninety (90) days' notice, provided such notice is given no later than one hundred twenty (120) days after the date of such taking. Landlord shall be entitled to the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, so long as such claims do not diminish the award available to Landlord, its ground lessor with respect to such Building or Project or its mortgagee, and such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination, or the date of such taking, whichever shall first occur. If any part of the Premises shall be taken, and this Lease is not terminated pursuant to this Section 13.1, the Rent shall be abated proportionately based on the percentage of the rentable square feet of the Building which is taken. Tenant hereby waives any and all rights it might otherwise have pursuant to California Code of Civil Procedure Section 1265.130.

     13.2 TEMPORARY TAKING. Notwithstanding anything to the contrary contained in this Article 13, in the event of a temporary taking of all or any portion of the Premises for a period of one (1) year or less, then this Lease shall not terminate but the Base Rent shall be abated for the period of such taking for the number of rentable square feet of the Premises so taken. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking.

                                     ARTICLE 14

                             ASSIGNMENT AND SUBLETTING

     14.1 TRANSFERS. Tenant shall not, without the prior written consent of Landlord, except as otherwise expressly provided herein, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment, or other transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or permit the use of the Premises by any persons other than Tenant and its employees (all of the foregoing are hereinafter sometimes referred to collectively as "TRANSFERS" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "TRANSFEREE"). Where Landlord's consent to a proposed Transfer is required under this Article 14, if Tenant desires Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the "TRANSFER NOTICE") shall include (i) the proposed effective date of the Transfer, which shall not be less than fifteen (15) business days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the "SUBJECT SPACE"), (iii) all of the material terms of the proposed Transfer and the consideration therefor (including calculation of the "Transfer Premium," as that term is defined in Section 14.3 below, in connection with such Transfer), the name and address of the proposed Transferee, and a copy of all existing executed and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer, and (iv) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, and any other information reasonably required by Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and proposed use of the Subject Space, and such

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
other information as Landlord may reasonably require. Landlord shall approve or disapprove of the proposed Transfer within fifteen (15) business days after Landlord's receipt of the applicable Transfer Notice including all items required pursuant to the immediately preceding sentence. Where Landlord's consent to a proposed Transfer is required under this Article 14, any Transfer made without Landlord's prior written consent shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute a default by Tenant under Section 19.1.2 of this Lease. Where Landlord's consent to a proposed Transfer is required under this Article 14, whether or not Landlord consents to such proposed Transfer, for each proposed Transfer Tenant shall pay to Landlord a review and processing fee in an amount equal to $500.00 and any reasonable legal fees incurred by Landlord (which legal fees shall not exceed $1,000 per proposed Transfer during the initial Lease Term), upon request by Landlord.

     14.2 LANDLORD'S CONSENT. Where Landlord's consent to a proposed Transfer is required under this Article 14, Landlord shall not unreasonably withhold its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. Without limitation as to other reasonable grounds for withholding consent, the parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply:

          14.2.1 The Transferee is of a character or reputation or engaged in a business which Landlord reasonably determines is not consistent with the quality of the Project as a first-class, institutional quality office project;

          14.2.2 The Transferee is either a governmental agency or instrumentality thereof which Landlord reasonably determines is not consistent with the quality of the Project as a first-class, institutional quality office project;

          14.2.3 The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease;

          14.2.4 The Transfer will result in more than a reasonable and safe number of occupants per floor within the Subject Space;

          14.2.5 The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities involved under the Transfer on the date consent is requested (provided, however, that this Section
14.2.5 shall only apply if the Transfer is for a full floor or more of the Building); or

          14.2.6 The proposed Transfer would cause a violation of another lease for space in the Project, or would give an occupant of the Project a right to cancel its lease or bring an action against Landlord, provided that (i) the foregoing provisions of this Section 14.2.6 shall only apply (a) to restrictions in other leases in the Project to the extent Tenant has received written notice of such restrictions prior to the proposed Transfer, and (b) if (at the time Tenant gives Landlord any Transfer Notice) Tenant is leasing less than eighty percent (80%) of the rentable square feet of the Project; and (ii) this Section
14.2.6 shall not apply to any proposed food service use by the proposed Transferee (i.e., Landlord may not grant an exclusive within the Project for a food service use that would restrict Tenant's ability to enter into a Transfer).

          If Landlord consents to any Transfer pursuant to the terms of this
Section 14.2 (and does not exercise any recapture rights Landlord may have under Section 14.4 of this Lease), Tenant may within six (6) months after Landlord's consent, but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any material changes in the terms and conditions from those specified in the Transfer Notice (i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would cause the proposed Transfer to be more favorable to Tenant than the terms set forth in Tenant's original Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14 (including Landlord's

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
right of recapture, if any, under Section 14.4 of this Lease). Notwithstanding any contrary provisions of this Lease, if Tenant claims that Landlord has unreasonably withheld or delayed its consent to a proposed Transfer or otherwise has breached its obligations under this Article, Tenant's only remedies shall be to seek a declaratory judgment and/or injunctive relief and/or monetary damages, and Tenant waives the right to terminate this Lease as to all or any portion of the Premises.

     14.3 TRANSFER PREMIUM.

          14.3.1 DEFINITION OF TRANSFER PREMIUM. If Landlord consents to a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall, except as otherwise provided in this Article 14, pay to Landlord fifty percent (50%) of any "Transfer Premium," as that term is defined in this
Section 14.3, received by Tenant from such Transferee (the amount which may be so payable to Landlord may be referred to herein as the "PREMIUM BASE AMOUNT"). "TRANSFER PREMIUM" shall mean all rent, additional rent or other consideration payable by such Transferee in excess of the Rent and Additional Rent payable by Tenant under this Lease on a per rentable square foot basis if less than all of the Premises is transferred, after deducting the reasonable expenses incurred by Landlord or Tenant for (i) any changes, alterations and improvements to the Premises in connection with the Transfer, (ii) any brokerage commissions, reasonable attorneys' and architectural fees and reasonable advertising costs incurred in connection with the Transfer, (iii) any Rent and Additional Rent paid by Tenant for the portion of the Premises transferred while such space is being actively marketed for sublease or assignment to the extent Tenant is not occupying such space, and (iv) any other out-of-pocket costs reasonably incurred by Tenant in connection with such Transfer (collectively, the "SUBLEASING COSTS"). "Transfer Premium" shall also include, but not be limited to, key money and bonus money paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer.

          14.3.2 PAYMENT OF TRANSFER PREMIUMS. The determination of the amount of the Transfer Premium shall be made on an annual basis in accordance with the terms of this Section 14.3.2, but an estimate of the amount of the Transfer Premium shall be made each month and one-twelfth (1/12th) of such estimated amount shall be paid to Landlord promptly, but in no event later than the next date for payment of Base Rent hereunder, subject to an annual reconciliation on each anniversary date of the Transfer. If the payments to Landlord under this
Section 14.3.2 during the twelve (12) months preceding each annual reconciliation exceed the amount of Transfer Premium determined on an annual basis and actually received by Tenant, then Landlord shall promptly refund the excess to Tenant. If Tenant has underpaid the Transfer Premium, as determined by such annual reconciliation, Tenant shall pay the amount of such deficiency to Landlord promptly, but in no event later than the next date for payment of Basic Rent hereunder. For purposes of calculating the Transfer Premium on an annual basis, Tenant's Subleasing Costs shall be amortized on a straight-line basis over the term of the Transfer.

          14.3.3 LIMITATION ON AMOUNT AND TIMING. Notwithstanding the foregoing provisions of this Section 14, Tenant shall have no obligation to pay, and shall not pay, any percentage of the foregoing Transfer Premium under this or any other section of this Lease in any calendar year, to the extent Tenant is advised by Landlord that such payment would exceed the sum of: (A) the maximum amount (if any) that can be paid to Landlord without causing Kilroy Realty Corporation, a Maryland corporation ("KRC") to fail to meet the requirements of sections 856(c)(2) and (3) of the Internal Revenue Code of 1986, as amended (the "CODE") for such year determined as if (i) the payment of such amount did not constitute income described in sections 856(c)(2)(A)-(H) and 856(c)(3)(A)-(I) of the Code ("QUALIFYING INCOME"), (ii) the payment of such amount resulted in all other amounts received by Landlord from Tenant pursuant to this Lease during such year failing to constitute Qualifying Income, and (iii) KRC had $1,000,000 of income from unknown sources during such year which was not Qualifying Income (in addition to any known or anticipated income of KRC which was not Qualifying Income), in each case as determined by KRC's independent accountants, and (B) the Premium Base Amount less the

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
amounts paid under clause (A) in the event KRC receives and provides Tenant with a copy of a reasoned opinion from outside counsel or a ruling from the Internal Revenue Service (the "PREMIUM GUIDANCE") indicating that Landlord's receipt of the Premium Base Amount would constitute Qualifying Income and would not cause other amounts paid by Tenant to Landlord to fail to constitute Qualifying Income (the "REIT REQUIREMENTS"). In the event that Landlord is not able to receive the full Premium Base Amount due to the above limitation, Tenant shall not pay any amounts in excess of such limit unless and until KRC receives (and delivers to Tenant) any one or combination of the following, once or more often: (i) a letter from KRC's independent accountants indicating the maximum amount that can be paid by Tenant to Landlord at that time without causing KRC to fail to meet the REIT Requirements (calculated as described above) or (ii) the Premium Guidance; in which event Tenant shall pay to Landlord the lesser of the unpaid Transfer Premium or the maximum amount stated in the letter referred to in (i) above. Tenant's obligation to pay any unpaid portion of the Transfer Premium shall terminate on the December 31 following the date which is three (3) years after the date such payment would (without regard to the limitations in this
subparagraph) have initially been due.   Any amounts paid shall first be applied
to the Transfer Premium which is the oldest. Tenant shall cooperate with Landlord and KRC and provide them with any information or documents that are necessary or helpful to Landlord or KRC in obtaining any Premium Guidance or in calculating the amount of any payment due hereunder.

     14.4 LANDLORD'S OPTION AS TO SUBJECT SPACE. In the event that, following any proposed Transfer, Tenant and its Permitted Affiliates do not or will not occupy at least fifty percent (50%) of the rentable square footage of the Building or should Tenant's financial performance at the time of such proposed Transfer have fallen below the minimum Financial Standards set forth in
Section 21.2 below, Landlord shall have the option, by giving written notice ("RECAPTURE NOTICE") to Tenant within fifteen (15) days after receipt of any Transfer Notice, to recapture the Subject Space. Such recapture shall cancel and terminate this Lease, with respect to the Subject Space as of the date stated in the Transfer Notice as the effective date of the proposed Transfer until the last day of the term of the Transfer as set forth in the Transfer Notice. However, if Landlord delivers a Recapture Notice to Tenant, Tenant may, within ten (10) days after Tenant's receipt of the Recapture Notice, deliver written notice to Landlord indicating that Tenant is rescinding its request for consent to the proposed Transfer, in which case such Transfer shall not be consummated and this Lease shall remain in full force and effect as to the portion of the Premises that was the subject of the Transfer. Tenant's failure to so notify Landlord in writing within said ten (10) day period shall be deemed to constitute Tenant's election to allow the Recapture Notice to be effective. In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than all of the rentable square feet within the Building, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Building, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If Landlord declines, or fails to timely elect to recapture the Subject Space under this Section 14.4, then, provided Landlord has consented to the proposed Transfer with respect to any Transfer which such consent is required, Tenant shall be entitled to transfer the Subject Space to the proposed Transferee, subject to the provisions of this Article 14. If, as a result of Landlord's exercise of its recapture rights, the Building is converted to a multi-tenant building, Landlord and Tenant will amend this Lease in order to reflect appropriate modifications necessary for a multi-tenant building.

     14.5 EFFECT OF TRANSFER. If Landlord consents to a Transfer, (i) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord,
(iv) Tenant shall furnish upon Landlord's request a complete statement, certified by an independent certified public accountant, or Tenant's chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer, and (v) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant from liability under this Lease. Landlord or its

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
authorized representatives shall have the right at all reasonable times (but no more than one (1) timer per calendar year) to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency and, in addition, if understated by more than (a) two percent (2%), Tenant shall pay Landlord's cost of such audit within thirty (30) days after demand, and (b) ten percent (10%), Landlord shall be entitled to interest on the understated amount at the rate of ten percent (10%) per annum from the date upon which the understated amount would have been paid if the Transfer Premium had been accurately determined in the first place to the date Tenant pays to Landlord in full such understated amounts; Landlord's rights pursuant to the immediately preceding sentence shall constitute Landlord's sole remedy for any understatement of the Transfer Premium (in the absence of fraud by Tenant).

     14.6 ADDITIONAL TRANSFERS. For purposes of this Lease, the term "Transfer" shall also include (i) if Tenant is a partnership or limited liability company, the withdrawal or change, voluntary, involuntary or by operation of law, of fifty percent (50%) or more of the partners or members, or transfer of fifty percent (50%) or more of partnership or membership interests, within a twelve
(12)-month period, or the dissolution of the partnership or company without immediate reconstitution thereof, and (ii) except as otherwise provided in
Section 14.7 below, if Tenant is a closely held corporation (I.E., whose stock is not publicly held and not traded through an exchange or over the counter),
(A) the dissolution, merger, consolidation or other reorganization of Tenant or,
(B) the sale or other transfer of more than an aggregate of fifty percent (50%) of the voting shares of Tenant (other than to immediate family members by reason of gift or death) within a twelve (12)-month period, or (C) the sale, mortgage, hypothecation or pledge of more than an aggregate of fifty percent (50%) of the value of the unencumbered assets of Tenant within a twelve (12)-month period.

     14.7 AFFILIATED AND PERMITTED TRANSFERS.

          14.7.1 PERMITTED AFFILIATES. Notwithstanding anything contained in this Lease to the contrary, an assignment, subletting or permitting the use of all or any portion of the Premises to or by a Permitted Affiliate (as defined below) of Tenant shall not be deemed a Transfer under this Article 14 and thus shall not be subject to (i) any requirement of obtaining Landlord's consent thereto under this Article 14, (ii) Landlord's right to receive fifty percent (50%) of any Transfer Premium in connection therewith under Section 14.3 or
(iii) Landlord's right to recapture the Premises under Section 14.4, provided that (a) Tenant notifies Landlord of such assignment or sublease and the identity of the Permitted Affiliate prior to the effective date thereof and promptly after request from Landlord supplies Landlord with any documents or information reasonably requested by Landlord regarding such assignment or sublease and/or such Permitted Affiliate; and (b) such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease or the restrictions on Transfers pursuant to this Article 14. As used in this
Section 14.7, "PERMITTED AFFILIATE" shall mean (1) any person, corporation or other entity which is controlled by, controls, or in common control with Tenant, or (2) any entity which merges with Tenant or acquires substantially all of Tenant's stock or assets, and in either case of (1) or (2) above, such person, corporation or other entity has a net worth as of the effective date of the assignment or sublease at least equal to the net worth of Tenant as of the date of execution of this Lease. "Control," as used in this Section 14.7, shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise.

          14.7.2 PERMITTED TRANSFERS. Notwithstanding anything contained in this Lease to the contrary, any subletting of less than fifty percent (50%) of the rentable square footage, in the aggregate, of the Building by Tenant for a term less than the remaining initial Lease Term (or, if during any Extension Term, for a term less than the remaining Extension Term), shall not require Landlord's consent and shall not be subject to Landlord's recapture right under
Section 14.4 (unless Tenant's financial performance at the time of such proposed Transfer has fallen below the minimum Financial Standards set forth in Section
21.2 below), but shall be subject to (a) the

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
condition that the sublease does not provide for the subtenant to receive parking in a ratio per rentable square foot in excess of that to which Tenant is entitled under this Lease, and (b) Landlord's receipt of the amount described in
Section 14.3. In the event of any such sublease, Tenant shall notify Landlord at least thirty (30) days prior to the effective date of such sublease, of such proposed sublease and the identity of the proposed subtenant and supply Landlord with any documents or information reasonably requested by Landlord in connection therewith. Any subtenant under any sublease occurring under this Section 14.7.2 may be referred to herein as a "PERMITTED TRANSFEREE."

                                     ARTICLE 15

                               SURRENDER OF PREMISES:
                             REMOVAL OF TRADE FIXTURES

     15.1 SURRENDER OF PREMISES. No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in a writing signed by Landlord. The delivery of keys to any portion of the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or any portion thereof or effect a termination or partial termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises.

     15.2 REMOVAL OF TENANT PROPERTY BY TENANT. Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear and repairs which are specifically made the responsibility of Landlord hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, Alterations and Tenant Improvements which do not conform to the Specifications (provided Landlord conditioned its approval of their installation under Section 8.5 above upon Tenant's removal of such Alterations or non-standard Tenant Improvements (as applicable) upon the expiration or earlier termination of this Lease), free-standing cabinet work, and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Building resulting from such removal. Tenant also shall comply with the provisions of Section 8.5 of this Lease. Notwithstanding the foregoing, with respect to Tenant's cabling, Landlord shall have the option, exercisable by written notice to Tenant on or before the day which is thirty
(30) days prior to the expiration or earlier termination of this Lease, to require Tenant to remove any or all of its cabling from the Premises and to repair any damage to the Premises resulting from such removal; provided, however, that if Landlord so requires Tenant to remove such cabling and if, within six (6) months after the date of expiration or earlier termination of this Lease, leasehold improvements within the Premises are demolished in a manner such that the amount expended to remove such cabling as a part of such demolition would have been less than the amount previously incurred by Tenant to remove such cabling, Landlord shall promptly rebate to Tenant the difference between the amount expended by Tenant to remove such cabling and the amount which would have been incurred by Landlord to remove such cabling as a part of the demolition process described herein.

     15.3 REMOVAL OF TENANT'S PROPERTY BY LANDLORD. Whenever Landlord shall re-enter the Building as provided in this Lease, any personal property of Tenant not removed by Tenant upon the expiration of the Lease Term, or within five (5) days after a termination by reason of Tenant's

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
default as provided in this Lease, shall be deemed abandoned by Tenant and may be disposed of by Landlord in accordance with California Civil Code Sections 1980 through 1991 and California Code of Civil Procedure Section 1174, or in accordance with any laws or judicial decisions which may supplement or supplant those provisions from time to time.

     15.4 LANDLORD'S ACTIONS ON PREMISES. Excepting any claims for damages or other liability arising out of Landlord's or its agents' or its representatives' gross negligence or willful misconduct, Tenant hereby waives, and releases Landlord from, all claims for damages or other liability in connection with Landlord's or its agents' or representatives' reentering and taking possession of the Premises or removing, retaining, storing or selling the property of Tenant as herein provided, and Tenant hereby indemnifies and holds Landlord harmless from any such damages or other liability, and no such re-entry shall be considered or construed to be a forcible entry.

                                     ARTICLE 16

                                    HOLDING OVER

     If Tenant provides Landlord with written notice ("HOLDOVER NOTICE") at least thirty (30) days prior to expiration of the Lease Term (or any applicable Extension Term) that Tenant will be holding over in the Premises, Tenant shall have the right (and, subject to the grace periods described below, the obligation) to hold over after the expiration of the Lease Term until the date ("HOLDOVER NOTICE DATE") specified in such Holdover Notice (but not in excess of one hundred twenty (120) days after the expiration of the Lease Term or applicable Extension Term). Any holdover tenancy (including without limitation, any holdover tenancy pursuant to a Holdover Notice) shall be subject to every applicable term, covenant and agreement contained herein, except that the Base Rent payable by Tenant for the Premises (irrespective of the amount of space Tenant continues to occupy in the Building) shall be escalated to equal one hundred ten percent (110%) of the then current Base Rent and Direct Expenses payments for the entire Premises for the first ninety (90) days of such holdover occupancy and one hundred twenty-five percent (125%) of such amount during the next succeeding ninety (90) days and from and after such one hundred eighty
(180) day period, Rent shall equal one hundred fifty percent (150%) of such amount thereafter; provided, however, subject to the next sentence of this
Article 16, such holdover Rent and Additional Rent shall be prorated on a per diem basis through and including the date ("ACTUAL SURRENDER DATE") Tenant actually vacates and surrenders the Premises to Landlord in the condition required under this Lease. If Tenant properly delivers the Holdover Notice and the Actual Surrender Date (a) is earlier than the Holdover Notice Date by forty-five (45) days or less, Tenant's obligation to pay such holdover Rent and Additional Rent shall terminate on a per diem basis as of the Actual Surrender Date, however if the Actual Surrender Date is earlier than forty-five (45) days prior to the Holdover Notice Date, Tenant's holdover Rent and Additional Rent shall cease as of the date which is forty-five (45) days prior to the Holdover Notice Date, or (b) is later than the Holdover Notice Date, Tenant's obligation to pay holdover Rent and Additional Rent shall cease as of the Actual Surrender Date, provided that Tenant shall have no right to holdover beyond the earlier to occur of fifteen (15) days after the Holdover Notice Date or the expiration of the one hundred twenty (120) period specified in the first sentence of this
Article 16 above. By way of example only, and not as a limitation upon the foregoing, if the Holdover Notice indicates that the Holdover Notice Date is ninety (90) days after the expiration of the Lease Term or applicable Extension Term, Tenant shall be permitted to holdover until the date which is one hundred five (105) days after the expiration of the Lease Term or applicable Extension Term and Tenant's obligation to pay holdover Rent and Additional Rent shall be prorated on a per diem basis until the later of the forty-fifth (45th) day after the expiration of the Lease Term or applicable Extension Term or the Actual Surrender Date. Nothing contained in this Article 16 shall be construed as consent by Landlord to any holding over by Tenant (except as expressly provided in this Article 16 above), and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration of the Lease Term (or the period specified in clause 16(b) above, as applicable). The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

Tenant fails to surrender the Premises within the period specified in this
Article 16 above, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender (including such tenant's lost profits) and any lost profits to Landlord resulting therefrom, provided Landlord promptly notified Tenant in writing of any lease or signed letter of intent for all or any portion of the Premises.

                                     ARTICLE 17

                               ESTOPPEL CERTIFICATES

     Within fifteen (15) days following a request in writing by either party to the other, but in no event more frequently than three (3) times in any twelve
(12) month period, the recipient party shall execute and deliver to the requesting party an estoppel certificate, which shall be substantially in the form of EXHIBIT "E", attached hereto (or such other form as may be reasonably required by any prospective mortgagee or purchaser of the Building or other portion of the Project, or any portion thereof), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Landlord or Landlord's mortgagee or prospective mortgagee. Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes. Failure of either party to timely execute and deliver such estoppel certificate or other instruments shall constitute an acceptance of the Premises (if addressed to Tenant) and an acknowledgment by such party that the statements included in the estoppel certificate in good faith are true and correct, without exception.

                                     ARTICLE 18

                                   SUBORDINATION

     This Lease shall be subject and subordinate to all present and future ground or underlying leases of the Building or Project and to the lien of any first mortgage or trust deed, now or hereafter in force against the Building or Project, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages or trust deeds, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto. Landlord agrees to provide Tenant, within sixty (60) days after written request by Tenant, with commercially reasonable nondisturbance agreements(s) in favor of Tenant from any ground lessors, mortgage holders or deed of trust beneficiaries under any ground lease, mortgage or deed of trust affecting the Project or any portion thereof leased by Tenant (whether now existing or coming into existence at any time after the date of execution of this Lease but prior to the expiration of the Lease Term) and in consideration of, and as a condition precedent to, Tenant's agreement to be bound by the terms of this Article 18. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage or deed in lieu thereof, to attorn, without any deductions or set-offs whatsoever, to the purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof if so requested to do so by such purchaser, and to recognize such purchaser as the lessor under this Lease. Tenant shall, within fifteen (15) days of request by Landlord, execute such further instruments or assurances as Landlord or any mortgage holder or deed of trust beneficiary may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases or other typical provisions contained in Subordination, Non-Disturbance and Attornment Agreements. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event of any foreclosure proceeding or sale.

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                                     ARTICLE 19

                                 DEFAULTS; REMEDIES

     19.1 DEFAULTS. The occurrence of any of the following shall constitute a default of this Lease by Tenant:

          19.1.1 Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, when due, where such failure continues for five (5) days after written notice thereof from Landlord to Tenant; or

          19.1.2 Any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, if the nature of such a default is such that the same cannot be reasonably be cured within a thirty (30) day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure said default as soon as is reasonably possible under the circumstances; or

          19.1.3 To the extent permitted by law, a general assignment by Tenant or any guarantor of the Lease for the benefit of creditors, or the filing by or against Tenant or any guarantor of any proceeding under an insolvency or bankruptcy law, unless in the case of a proceeding filed against Tenant or any guarantor the same is dismissed within sixty (60) days, or the appointment of a trustee or receiver to take possession of all or substantially all of the assets of Tenant or any guarantor, unless possession is restored to Tenant or such guarantor within thirty (30) days, or any execution or other judicially authorized seizure of all or substantially all of Tenant's assets located upon the Premises or of Tenant's interest in this Lease, unless such seizure is discharged within thirty (30) days; or

          19.1.4 The hypothecation or assignment of this Lease or subletting of the Premises in violation of Article 14 hereof; or

          19.1.5 Any default by Tenant (after expiration of any applicable cure period) under any of the Adjacent Building Leases; provided, however, that any such default by Tenant under any of the Adjacent Building Leases shall be treated as a default by Tenant under this Lease only if (i) Landlord and all of the other landlords under the Adjacent Building Leases all elect to declare a default, and (ii) all lenders of this Building and the applicable Adjacent Building consent. However, the restrictions upon Landlord in declaring a default by Tenant pursuant this Section 19.1.5 are not intended to, and shall not, restrict Landlord from declaring a default of this Lease by Tenant under the circumstances described in Sections 19.1.1 through and including 19.1.4 above.

     19.2 REMEDIES UPON DEFAULT. Upon the occurrence of any event of default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

          19.2.1 Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

                 (i) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                 (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                 (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                 (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, and an amortized portion (over the balance of the Lease Term compared to the term of any new lease) of any expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

                 (v) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

          The term "rent" as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Sections 19.2.1(i) and (ii), above, the "worth at the time of award" shall be computed by allowing interest at the rate set forth in Article 25 of this Lease, but in no case greater than the maximum amount of such interest permitted by law. As used in Section 19.2.1(iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          19.2.2 Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all Rent as it becomes due.

     19.3 SUBLESSEES OF TENANT. Whether or not Landlord elects to terminate this Lease on account of any default by Tenant as set forth in this Article 19, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

     19.4 FORM OF PAYMENT AFTER DEFAULT. Following the occurrence of more than two (2) monetary events of default by Tenant in any twelve (12) month period during the Lease Term, Landlord shall have the right to require that any or all subsequent amounts paid by Tenant to Landlord hereunder, whether in the cure of the default in question or otherwise, be paid in the form of cash, money order, cashier's or certified check drawn on an institution acceptable to Landlord, or by other means approved by Landlord, notwithstanding any prior practice of accepting payments in any different form.

     19.5 WAIVER OF DEFAULT. No waiver by Landlord or Tenant of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other or later violation or breach of the same or any other of the terms, provisions, and covenants herein contained. Forbearance by Landlord in enforcement of one or more of the remedies herein provided upon an event of default shall not be deemed or construed

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
to constitute a waiver of such default. The acceptance of any Rent hereunder by Landlord following the occurrence of any default, whether or not known to Landlord, shall not be deemed a waiver of any such default, except only a default in the payment of the Rent so accepted.

     19.6 EFFORTS TO RELET. For the purposes of this Article 19, Tenant's right to possession shall not be deemed to have been terminated by efforts of Landlord to relet the Premises, by its acts of maintenance or preservation with respect to the Premises, or by appointment of a receiver to protect Landlord's interests hereunder. The foregoing enumeration is not exhaustive, but merely illustrative of acts which may be performed by Landlord without terminating Tenant's right to possession.

                                     ARTICLE 20

                            COVENANT OF QUIET ENJOYMENT

     Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord. The foregoing covenant is in lieu of any other covenant express or implied.

                                     ARTICLE 21

                                  SECURITY DEPOSIT

     21.1 LETTER OF CREDIT. In addition to its primary obligations under this Lease, Tenant shall, commencing March 31, 2000, and continuing throughout the Lease Term (including any Extension Terms), at any time that Tenant fails to meet or equal the "Financial Standards" set forth below, provide security against a default by Tenant under this Lease in the form of an unconditional, irrevocable, standby letter of credit ("LC"), naming Landlord as the payee thereunder, with terms as described in more detail below. The LC shall be in an amount equal to six (6) months' then current Base Rent and shall be increased by the amount of and upon any increase in monthly Base Rent payable under this Lease. The LC shall be issued by a money center bank (a bank which accepts deposits, maintains accounts, has a local San Diego office which will negotiate a letter of credit, and whose deposits are insured by the FDIC) reasonably acceptable to Landlord, and shall be in a form and content reasonably acceptable to Landlord and in the form required hereunder. The LC shall be drawable by Landlord upon presentation of a sight draft or demand to the LC issuer.
Landlord may present such a sight draft or demand if (i) the LC has not been renewed and replaced by Tenant at least thirty (30) days prior to the expiration date of the then effective LC, or (ii) Tenant commits a default under this Lease; provided, however, proceeds of the drawn LC shall be applied to Rent, damages or charges to which Landlord is entitled under the Lease as a result of Tenant's default. If Landlord makes a draw upon the LC pursuant to this
Section 21.1 and Tenant fails to replenish the LC (or, if applicable, the CD described in Section 21.4 below) within ten (10) days thereafter to an amount equal to six (6) months' then current Base Rent, then Tenant shall be in default under this Lease. The LC is not intended to represent liquidated damages for Tenant's default, but only a mechanism for paying the Rent, damages or charges to which Landlord may be entitled. If allowed by the issuing bank, Landlord shall be entitled to grant a security interest in, or make a collateral assignment of, Landlord's rights under the LC in connection with mortgage indebtedness incurred by Landlord to a bona fide third-party institutional lender in an arm's-length transaction. The LC shall indicate that it is transferable in it entirety by Landlord as beneficiary and that upon receiving written notice of the transfer and upon presentation to the issuer of the LC the issuer will reissue the LC naming such transferee as beneficiary. Tenant shall pay all expenses, points, and/or fees incurred in obtaining the LC.

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

     21.2 FINANCIAL STANDARDS. Such LC shall be required in the event Tenant, at the end of any calendar quarter (commencing with the calendar quarter ending March 31, 2000), fails to meet all of the following financial requirements ("FINANCIAL STANDARDS"): (i) Tenant shall have annual gross revenues of not less than $150,000,000, (ii) Tenant shall have cash on hand of not less than $15,000,000 and (iii) Tenant's equity-to-debt (which for purposes of this test shall exclude deferred revenue) ratio shall not be less than 1:1.

     21.3 CONDITIONAL RELEASE OF SECURITY. Any LC previously delivered by Tenant shall be returned to Tenant at such time as Tenant has not been in default (after expiration of any applicable notice and cure period) under this Lease and has met or exceeded all of the Financial Standards, for four (4) consecutive quarters. Notwithstanding the foregoing, in the event the LC has been returned to Tenant, but Tenant thereafter fails, at the end of any quarter, to meet all of the Financial Standards then, in such event, Landlord shall be entitled to require that the LC be reestablished on the terms and provisions set forth in this Article 21.

     21.4 CASH EQUIVALENT. At Tenant's option, but subject to the terms and conditions hereof and the condition that Landlord determine that Landlord's ability to draw upon such security in the event of Tenant's bankruptcy is not impaired, Tenant may , in lieu of the delivery of an LC, pledge a Certificate of Deposit ("CD") which shall be administered, as practicable, in accordance with the procedures set forth in this Article 21 with respect to the LC; provided, however, in the event of such CD any interest accruing on the CD shall be for the benefit of Tenant. The pledge of any such CD shall be on terms and conditions approved by Landlord, and the CD shall be issued by a financial institution reasonably acceptable to Landlord.

                                     ARTICLE 22

                                    ROOF RIGHTS

     Subject to all governmental laws, rules and regulations and compliance with the CC&R's, Tenant and Tenant's contractors (which shall first be approved by Landlord but which approval shall not be unreasonably withheld or delayed (as specified in Section 29.4 below)) shall have the nonexclusive right and access, without further payment of Rent to Landlord, to install, repair, replace, remove, operate and maintain satellite dishes and/or microwave dishes, and other radio transmitting and receiving antennae, together with all necessary cable, wiring, conduits and related equipment (collectively, "COMMUNICATION EQUIPMENT"), for the purpose of receiving and sending telephone and other communication signals, at a location on the roof of the Building as reasonably requested by Tenant and reasonably approved by Landlord in writing. Tenant's installation and operation of the Communication Equipment shall be governed by the following terms and conditions:

          (i) Tenant's right to install, replace, repair, remove, operate and maintain the Communication Equipment shall be subject to all governmental laws, rules and regulations and Landlord makes no representations that such laws, rules and regulations permit such installation and operation. Any such installation shall be under the supervision of Landlord, by a contractor approved by Landlord and shall be installed in a lien-free manner in accordance with the provisions of this Lease.

          (ii) The exact size, quality, materials and aesthetics of, and any required screening for, the Communication Equipment shall be subject to Landlord's prior written consent which shall not be unreasonably withheld or delayed. In addition, the installation, protection for roof membrane, specifications for roof penetration and flashing shall be subject to Landlord's prior written consent, which shall not be unreasonably withheld or delayed.

          (iii) All costs of installation, operation and maintenance of the Communication Equipment and any necessary related equipment (including, without limitation, costs of obtaining any necessary permits and of connections to the Building's electrical system) shall be borne by Tenant. All such Communication Equipment shall be screened to commercially reasonable standards and to prevent visual impairment. Tenant shall be responsible for the replacement, repair and maintenance, at Tenant's sole cost and expense, of those areas on the roof of the

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

Building surrounding Tenant's Communication Equipment to the extent any such replacement, repair or maintenance is required by virtue of Tenant's installation, operation or maintenance of Tenant's Communication Equipment, notwithstanding anything to the contrary contained in this Lease.

          (iv) Tenant shall endeavor to use the Communication Equipment so as not to cause any interference (i) with any other communications from or to the Project or (ii) to other existing tenants or occupants in the Project who may use the communication facilities located at the Project and/or related facilities.

          (v) Landlord shall not have any obligations with respect to the Communication Equipment. Landlord makes no representation that the Communication Equipment will be able to receive or transmit communication signals without interference or disturbance and Tenant agrees that Landlord shall not be liable to Tenant therefor.

          (vi) Tenant's rights with respect to such Communication Equipment shall be personal to the Original Tenant executing this Lease and may not be assigned or transferred to, or utilized by, any other person or entity with the exception of any Permitted Transferee under Article 14 which occupies a minimum of 10,000 rentable square feet of the Building or (ii) any Permitted Affiliate (collectively, "QUALIFYING TRANSFEREE"); provided, however, such Qualifying Transferee's rights with respect to Communication Equipment shall be subject to all the terms and conditions of this Article 22. Other than Qualifying Transferees, Tenant shall not be permitted to allow any third party to use any portion of the roof for Communication Equipment or otherwise without Landlord's consent, which shall not be unreasonably withheld.

          (vii) Tenant shall (i) be solely responsible for any damage caused as a result of the Communication Equipment, (ii) promptly pay any tax, license or permit fees charged pursuant to any laws or regulations in connection with the installation, maintenance or use of the Communication Equipment and comply with all precautions and safeguards recommended by all governmental authorities, and (iii) pay for all necessary repairs, replacements to or maintenance of the Communication Equipment and all roof repairs required by the installation and maintenance of the Communication Equipment.

          (viii) The Communication Equipment shall remain the sole property of Tenant. Tenant shall remove the Communication Equipment and related equipment at Tenant's sole expense upon the expiration or sooner termination of this Lease or upon the imposition of any governmental law or regulation which may require removal, and shall repair the Building upon such removal to the extent required by such work of removal. If Tenant fails to remove the Communication Equipment and repair the Building within thirty (30) days after the expiration or earlier termination of this Lease with respect to such Building, Landlord may do so at Tenant's expense.

Landlord reserves the right to use a portion of the roof space on the Building or lease roof space on the Building to other parties; provided, however, any party to which Landlord leases such roof space shall be subject to similar restrictions as set forth in this Article 22.

                                     ARTICLE 23

                                      SIGNAGE

     23.1 GENERAL. Other than as contemplated by Section 23.2 below, Tenant shall have no right to install or maintain any Tenant identification signs (or any other signs, banners or other such displays) in any location on the Building or in the Project which may be visible from the exterior of the Building, except as may be approved by Landlord in writing prior to installation (which approval shall not be unreasonably withheld, and are consistent and compatible with (a) the restrictions contained in this Article 23, (b) all governmental regulations and requirements, (c) the Project's signage criteria, a copy of which is attached hereto as EXHIBIT "J" ("SIGNAGE CRITERIA"), and (d) the CC&R's.

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

     23.2 TENANT'S EXTERIOR SIGNAGE RIGHTS.

          23.2.1 Tenant shall have the right, at Tenant's sole cost and expense (but chargeable against the Tenant Improvement Allowance described in the Tenant Work Letter), to install during the Lease Term (i) an identity sign on the exterior of the Building (the "BUILDING TOP SIGNS") and (ii) certain eyebrow, directional and monument signage in accordance with the Signage Criteria. As used herein, "TENANT'S SIGNS" shall mean all Building Signs and any eyebrow, directional, monument or other signage rights granted to Tenant pursuant to this
Article 23 or EXHIBIT "J". Tenant's Signs shall identify the name of Tenant and shall not refer to the name of the Project except that monument signage may refer to the name of the Project.

          23.2.2 Tenant's right to Tenant's Signs which are visible from the exterior of the Building shall be personal to the Original Tenant, any Permitted Affiliate and any other assignee of Tenant's entire interest in this Lease (collectively, "PERMITTED SIGNAGE ENTITIES") and may not be transferred to any other person or entity, except that, subject to the occupancy requirements of
Section 23.2.4 below, Tenant may assign Tenant's rights to any of Tenant's Signs to any other Transferee occupying at least a full floor in the Building where Landlord reasonably determines that the name of the Transferee is not an "Objectionable Name," as that term is defined below. The term "OBJECTIONABLE NAME" shall mean any name that (i) relates to an entity that is of a character or reputation, or is associated with a political orientation or faction, that is inconsistent with the quality of the Project as a first-class, institutional quality office project, or which a landlord of a first-class, institutional quality office project would reasonably find to be offensive, taking into consideration the level and visibility of the applicable Tenant's Signs, or (ii) conflicts with any exclusive use covenants in other leases of space in the Project.

          23.2.3 Tenant's signage rights shall include exclusive illuminated and nonilluminated signage for the Building so long as Tenant occupies at least fifty percent (50%) of the rentable square footage thereof, and Tenant shall have the right to have its professional name and logo prominently displayed on any monument signage for the Building so long as Tenant occupies at least fifty percent (50%) of the rentable square footage thereof.

          23.2.4 If Tenant's (or any other Permitted Signage Entity's) occupancy of the Building falls below fifty percent (50%) of the rentable square footage thereof, upon notice to Tenant, Tenant's right to Building Top Signs for such Building shall terminate and Tenant shall remove such signs in accordance with Section 23.2.8 below.

          23.2.5 Any utility costs for illuminated signs shall be charged to Tenant pursuant to Article 6.

          23.2.6 Notwithstanding the foregoing, Landlord hereby reserves and retains the right to identify Landlord (or its successor) as owner and/or manager of the Project on monument signage and at the entry to the Building.
Any specifications for such signage not shown on EXHIBIT "J" shall be subject to Tenant's approval, which approval shall not be unreasonably withheld or delayed. Tenant's name on the monument signage shall be prominent and at the top of such signage. The monument signage shall be limited to tenants of the Project except as described in this Section 23.2.6.

          23.2.7 Tenant's Building Top Sign may (but shall not be required to) face SR56 and shall be located on the skin of the Building in the location shown on the Signage Criteria. The specifications, plans and elevations for Tenant's Signs (including the graphics, materials, color, design, lettering, height, lighting, size and quality) shall be subject to Landlord's approval, which shall not be unreasonably withheld or delayed and shall be consistent with the Signage Criteria for the Project. Tenant's Signs shall be installed under the supervision of Landlord by a contractor reasonably approved by Landlord and shall be installed in a lien-free manner in accordance with the provisions of this Lease. Tenant's signs shall be maintained, at the sole cost and expense of Tenant, pursuant to a maintenance program approved by Landlord.

          23.2.8 Tenant shall, at Tenant's sole cost and expense (subject to Landlord's supervision, but without charge to Tenant for such supervision), cause Tenant's Signs to be

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
removed and the Building and the Project to be restored to the condition existing prior to the placement of such Tenant's Signs (reasonable wear and tear excepted) at the expiration or earlier termination of this Lease (or such earlier time as Tenant elects or is required to remove any such Tenant Signs). If Tenant fails to remove Tenant's Signs and restore the Building and Project as provided above within thirty (30) days following Landlord's demand therefor, then Landlord may perform such work and all costs and expenses incurred by Landlord in so performing such work shall be reimbursed by Tenant to Landlord within fifteen (15) days following Landlord's delivery to Tenant of an invoice therefor.

     23.3 TENANT'S INTERIOR SIGNAGE RIGHTS. Tenant shall have the right to locate in the Building lobby a Building directory board ("DIRECTORY BOARD") the size, location, design, materials, color and quality of which shall be subject to Tenant's reasonable discretion, except that if, at any time, the Building is not one hundred percent (100%) leased by Tenant, the size, location, design, material, color and quality of the Directory Board shall be subject to Landlord's reasonable approval. The cost of the Directory Board shall be included in the Base, Shell and Core for the Building and the cost of Tenant's listings shall be borne by Tenant. Tenant shall have exclusive use of any such Directory Board so long as Tenant's lease covers one hundred percent (100%) of the rentable square footage in the Building; provided, however, Landlord shall have the right to identify Landlord (or its successor) as owner and/or manager of the Project on any such Directory Board. In the event Tenant no longer leases and occupies one hundred percent (100%) of the rentable square footage of the Building, Tenant and its Permitted Transferees shall be entitled to its Building pro rata share of the space on such Directory Board. Tenant shall also have the right to install other signage identifying Tenant within the Building, which interior signage shall be in compliance with the Signage Criteria.

                                     ARTICLE 24

                                COMPLIANCE WITH LAW

     Tenant shall not do anything or suffer anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. At its sole cost and expense, Tenant shall promptly comply with all such governmental measures, other than the making of (i) structural changes to the Building or (ii) changes to the Building's life safety system, or (iii) any capital improvements to the Project the requirement of which is not related to Tenant's particular use of the Premises or Alterations made by Tenant. Compliance with the items described in subsections (i), (ii) and (iii) above shall be Landlord's responsibility and shall, subject to the terms of Article 4 above, be included in Operating Expenses. Should any standard or regulation now or hereafter be imposed on Landlord or Tenant by a state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant agrees, at its sole cost and expense, to comply promptly with such standards or regulations. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant. Notwithstanding the foregoing or anything to the contrary contained in this Lease, Landlord hereby warrants to Tenant that the Building shall be in compliance with the requirements of the Americans With Disabilities Act ("ADA") and California Administrative Code Title 24 ("TITLE 24") in effect at the time Landlord obtains the certificate of occupancy (or its equivalent) for the Base, Shell and Core; provided, however, that if the requirements of ADA and/or Title 24 change after the date upon which Landlord obtains the permit for the initial construction of the Building and Landlord is not required by law to comply with such change, Landlord shall not be in violation of this provision so long as Landlord not making such change does not increase the cost of construction of the Tenant Improvements or delay the construction of the Tenant Improvements. Landlord will be fully responsible for making all alterations and repairs to the Building, at Landlord's cost (which shall not be included in Operating Expenses) resulting from or necessitated by the failure of Landlord or Landlord's contractors to comply with the foregoing ADA and Title 24 warranty.

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

The obtaining of a Certificate of Occupancy by either Landlord or Tenant permitting Tenant occupy the Building shall be prima facia evidence that Landlord has complied with the foregoing requirements of this Article 24 ("REQUIREMENTS") as of the date of such Certificate of Occupancy, unless refuted or reversed by any applicable governmental authorities. However, notwithstanding anything to the contrary contained in this Article 24, Tenant, at Tenant's sole cost and expense, shall promptly make all repairs, replacements, alterations or improvements needed to comply with the Requirements to the extent that the Requirements relate to or are triggered by (a) Tenant's particular use of the Building for other than general office use, or (b) any Alterations made to the Building by Tenant.

                                     ARTICLE 25

                                   LATE PAYMENTS

     If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) days after said amount is due, then Tenant shall pay to Landlord a late charge equal to two percent (2%) of the overdue amount. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid within five (5) days after the date they are due shall bear interest from the date when due until paid at a rate per annum ("INTEREST RATE") equal to the lesser of (i) two percent (2%) over the rate publicly announced by Wells Fargo Bank as its prime or reference rate (or the largest state chartered bank operating in California in the event that Wells Fargo Bank ceases to exist or to announce a prime or reference rate) or (ii) the highest rate permitted by applicable law.

                                     ARTICLE 26

                         LANDLORD'S RIGHTS TO CURE DEFAULT;
                                 PAYMENTS BY TENANT

     26.1 LANDLORD'S CURE. All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent. If Tenant shall fail to perform any of its obligations under this Lease, within a reasonable time after such performance is required by the terms of this Lease, Landlord may, but shall not be obligated to, after reasonable prior notice to Tenant (except in the case of an emergency), make any such payment or perform any such act on Tenant's part without waiving its rights based upon any default of Tenant and without releasing Tenant from any obligations hereunder.

     26.2 TENANT'S REIMBURSEMENT. Except as may be specifically provided to the contrary in this Lease, Tenant shall pay to Landlord, within fifteen (15) days after delivery by Landlord to Tenant of statements therefor: (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant's defaults pursuant to the provisions of Section 26.1; (ii) sums equal to all losses, costs, liabilities, damages and expenses referred to in Article 10 of this Lease; and (iii) sums equal to all expenditures reasonably made and obligations incurred by Landlord in collecting or attempting to collect the Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law, including, without limitation, all legal fees and other amounts so expended. Tenant's obligations under this Section 26.2 shall survive the expiration or sooner termination of the Lease Term.

                                     ARTICLE 27

                                 ENTRY BY LANDLORD

     Landlord reserves the right at all reasonable times and upon reasonable notice to Tenant (except in the case of an emergency) to enter the Premises to
(i) inspect them; (ii) show the

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

Premises to prospective purchasers, mortgagees or tenants (but as to prospective tenants, only during the last twelve (12) months of the initial Lease Term or of any Extension Term), or to the ground or underlying lessors; (iii) post notices of nonresponsibility; or (iv) alter, improve or repair the Premises or the Building if necessary to comply with current building codes or other applicable laws, or for structural alterations, repairs or improvements to the Building. Tenant shall be offered an opportunity to accompany Landlord in connection with any such entry and Landlord shall use reasonable efforts to comply with Tenant's security procedures in connection with such entry (except that these restrictions shall not apply in the case of an emergency where Tenant is not available to accompany Landlord). Notwithstanding anything to the contrary contained in this Article 27, Landlord may enter the Premises at any time to
(A) perform services required of Landlord; (B) take possession due to any breach of this Lease in the manner provided herein; and (C) perform any covenants of Tenant which Tenant fails to perform. Landlord may make any such entries without the abatement of Rent so long as Tenant can continue to occupy and use any affected portion of the Premises for the same business purposes as Tenant had been using such affected portion prior to Landlord's entry, and Landlord may take such reasonable steps as required to accomplish the stated purposes, provided, however, that any such entry shall be accomplished as expeditiously as reasonably possible and in a manner so as to not materially and adversely interfere with Tenant's normal business functions. Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant's business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby except any claims arising out of Landlord's gross negligence or willful misconduct. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes and special security areas designated from time to time in advance by Tenant. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises by Landlord in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises.

                                     ARTICLE 28

                                   TENANT PARKING

     Commencing on the Lease Commencement Date, Tenant shall have the right, at no cost to Tenant during the initial Lease Term (with the parking charge, if any, during Extension Terms to be determined as a component of Fair Market Rental Value), to the use of the number of parking permits set forth in
Section 9 of the Summary, which parking permits shall pertain to the Project parking facilities. Such parking permits shall permit Tenant and its employees and invitees to use, on a nonexclusive basis, together with other tenants and their respective employees and invitees, any undesignated, unreserved spaces available in such parking facility for the Building. If the parking structure for the Project is not completed as of the Lease Commencement Date, Tenant's parking specified in Section 9 of the Summary shall be satisfied by surface parking (some of which may be temporary surface parking) within the Project. Tenant shall abide by all rules and regulations which are prescribed from time to time for the orderly operation and use of the Project parking facility, provided that Landlord shall not prescribe any rules and regulations which unreasonably and adversely affect Tenant's use of the Project parking facility. Such rules and regulations shall provide that Tenant shall pay Landlord's then current nominal charge for any replacement of any Tenant parking pass card, if any, which is lost, stolen, damaged or destroyed. Tenant understands and agrees that, pursuant to the CC&R's, other owners of adjacent property to the Project have been or will be granted reciprocal rights of access and parking over certain portions of the Project as more particularly set forth in the CC&R's; provided, however, the use of the parking structure will be limited to tenants of the Project. Landlord shall not, without Tenant's prior written approval (which approval shall not be unreasonably withheld), change the size, configuration, design, layout and all other aspects of the Project parking facilities at any time, and if Tenant approves any such changes, Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, temporarily restrict access to the Project parking facility for purposes of permitting any such construction,

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
alteration or iprovements so long as Landlord takes all reasonable measures to minimize any disruption to Tenant's use or access of the Project parking facilities for the duration of any such construction, alteration or improvements. Notwithstanding the foregoing, Landlord may, without Tenant's prior written approval, make such changes to the Project parking facilities to the extent such changes are mandated by any applicable governmental law, rule or regulation or any changes to any governmental law, rule or regulation. If Landlord is forced to relocate Tenant's parking off site of the Project parking facility, any such relocation shall be temporary and Landlord shall use commercially reasonable efforts to cause such relocation to be within a reasonable walking or shuttle distance of the Project. Further, Landlord shall not knowingly allow any non-tenants of the Project to use the Project parking facilities in violation of the CC&R's without Tenant's prior written approval. Landlord agrees that the average number of parking permits granted by Landlord to any other tenants of the Project shall not exceed four and one-half (4.5) parking permits per 1,000 usable square feet of space so leased. Landlord may delegate its responsibilities hereunder to a parking operator in which case such parking operator shall have all the rights of control attributed hereby to the Landlord. Tenant's parking permits under this Article 28 are provided to Tenant solely for use by Tenant's own personnel and such privileges may not be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord's prior approval other than on a pro rata basis to Permitted Affiliates and Permitted Transferees. Tenant's invitees and guests may use parking spaces in such parking facility which are not allocated or reserved for Tenant or other occupants or visitors of the Building or Project on a first-come, first-serve basis. Notwithstanding the foregoing, approximately ten percent (10%) of Tenant's parking permits for the Building shall be reserved spaces for Tenant's visitors and employees of the Building, as will be shown on a Project parking plan prepared by Landlord and acceptable to Tenant. Landlord shall have the right to relocate such reserved spaces from time to time so long as Landlord provides Tenant with reserved spaces within the same general proximity of the Building. The parking permits allocated to Tenant are not for long term (i.e., more than ninety-six (96) hours) storage of automobiles, and are not for short or long term storage of boats, trailers, recreational vehicles, motorcycles or other vehicles or equipment. Tenant shall have the option to require Landlord to add, at Tenant's sole cost and expense (other than the cost of card keys for tenant(s) of Building 4, unless Tenant exercises its option to lease Building
4), a card key entry system to the parking structure (as selected by Tenant and reasonably approved by Landlord) for the Project and/or security cameras (including a security desk and console with monitors for each security camera at the location specified in EXHIBIT "I") within the parking structure for the Project; if Tenant exercises such option, Tenant shall pay such cost to Landlord, as Additional Rent, within thirty (30) days after Tenant's receipt of reasonably detailed invoice(s).

                                     ARTICLE 29

                              MISCELLANEOUS PROVISIONS

     29.1 BINDING EFFECT. Subject to all other provisions of this Lease, each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.

     29.2 MODIFICATION OF LEASE/MEMORANDUM OF LEASE. Should any current or prospective mortgagee or ground lessor for the Building or Project require a modification or modifications of this Lease, which modification or modifications will not cause an increased cost or expense to Tenant or in any other way change the rights and obligations of Tenant hereunder (as reasonably determined by Tenant), then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are reasonably required therefor and to deliver the same to Landlord within ten (10) days following a request therefor. Landlord agrees to pay to Tenant, within thirty (30) days after invoice, any reasonable attorneys' fees incurred by Tenant in connection with any modification to this Lease executed by Tenant pursuant to the immediately preceding sentence. Should Landlord or any such prospective mortgagee or ground lessor, or should Tenant, request execution of a short form Memorandum of Lease for recording,

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
containing, among other customary provisions, the names of the parties, a description of the Premises and the Lease Term, each party agrees to execute and deliver such short form Memorandum of Lease to the other within twenty (20) days following the request therefor. Either party may record any such Memorandum of Lease at such party's sole cost and expense; however, if Tenant records a Memorandum of Lease, Tenant agrees to execute, acknowledge and deliver to Landlord, within ten (10) days after Landlord's request (which request may be made by Landlord at any time after the date of expiration or earlier termination of this Lease), a quitclaim deed prepared by Landlord and in commercially reasonable form acknowledging the expiration or earlier termination of this Lease. The immediately preceding sentence shall survive the expiration or earlier termination of this Lease.

     29.3 TRANSFER OF LANDLORD'S INTEREST. Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Project and in this Lease, and Tenant agrees that in the event of any such transfer, Landlord shall automatically be released from all liability under this Lease for obligations accruing after the date of transfer and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations to be performed hereunder after the date of transfer. Tenant further acknowledges that Landlord may assign its interest in this Lease to the holder of any mortgage or deed of trust as additional security, but agrees that an assignment shall not release Landlord from its obligations hereunder and Tenant shall continue to look to Landlord for the performance of its obligations hereunder.

     29.4 CONSENTS BY THE PARTIES. The parties intend that whenever Landlord's or Tenant's consent or approval is expressly or impliedly required by any provision of this Lease, the consent or approval may not be unreasonably or arbitrarily withheld, conditioned or delayed; and on the contrary, shall be approved or disapproved by a party acting in a commercially reasonable manner. Notwithstanding anything to the contrary contained in this Lease, except as expressly provided in Section 14.2 above, an action for declaratory judgment or specific performance shall be Tenant's or Landlord's sole right and remedy in any dispute as to whether Tenant or Landlord has breached this Section 29.4 concerning a consent or approval.

     29.5 CAPTIONS. The captions of articles and sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such articles and sections.

     29.6 TIME OF ESSENCE. Time is of the essence of this Lease and each of its provisions.

     29.7 PARTIAL INVALIDITY. If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

     29.8 NO WARRANTY. In executing and delivering this Lease, Tenant has not relied on any representations, including, but not limited to, any representation as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the exhibits attached hereto.

     29.9 CONSTRUCTION. Should any provision of this Lease require interpretation by a court of law, it is agreed that the court interpreting or construing this Lease shall not apply a presumption that the terms shall be more strictly construed against one party who by itself or through its agents prepared this document.

     29.10 ENTIRE AGREEMENT. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. This Lease and

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
any side letter or separate agreement executed by Landlord and Tenant in connection with this Lease and dated of even date herewith, contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises and shall be considered to be the only agreements between the parties hereto and their representatives and agents. None of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto.

     29.11 RIGHT TO LEASE. Subject to Tenant's rights hereunder, Landlord reserves the absolute right to effect such other tenancies in the Project as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building or Project, provided that Landlord shall lease space in the Project only to tenants who are consistent with the quality of the Project as a first-class, institutional quality office project. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building or Project.

     29.12 FORCE MAJEURE. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease (collectively, the "FORCE MAJEURE"), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure.

     29.13 NOTICES. All notices, demands, statements, designations, approvals or other communications (collectively, "NOTICES") given or required to be given by either party to the other hereunder shall be in writing, shall be sent by (i) United States certified or registered mail, postage prepaid, return receipt requested, (ii) nationally recognized and reputable overnight courier (e.g., Federal Express and Network Courier), or (iii) delivered personally. Notice shall be sent (a) to Tenant at the appropriate address set forth in
Section 11 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord; or (b) to Landlord at the following addresses, or to such other firm or to such other place as Landlord may from time to time designate in a Notice to Tenant:

          Kilroy Realty, L.P.
          2250 East Imperial Highway, Suite 1200
          El Segundo, California  92045
          Attention:  Legal Department
          Facsimile:  (310) 322-8790

          with a copy to:

          Kilroy Realty, L.P.
          4370 Executive Drive, Suite 400
          San Diego, California  92121
          Attention:  Asset Manager
          Facsimile:  (619) 547-4767

Any Notice will be deemed given on the date which is three (3) business days after the date it is mailed as provided in this Section 29.13, the next business day if sent by overnight courier, or upon the date personal delivery is made.
If Tenant is notified of the identity and address of the holder of any deed of trust or ground or underlying lessor, Tenant shall give to such mortgagee or ground or underlying lessor written notice of any default by Landlord under the terms of this Lease by registered or certified mail, and such mortgagee or ground or underlying lessor shall be given the same opportunity to cure such default as is available to Landlord, prior to Tenant's exercising any remedy available to Tenant.

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

     29.14 JOINT AND SEVERAL. If there is more than one Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

     29.15 AUTHORITY. If Tenant is a corporation or partnership, each individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so. If only one (1) officer executes this Lease for Tenant, Tenant agrees to provide to Landlord evidence reasonably satisfactory to Landlord confirming the authority of the signing officer of Tenant to bind Tenant to this Lease.

     29.16 GOVERNING LAW. This Lease shall be construed and enforced in accordance with the laws of the State of California. IN ANY ACTION OR PROCEEDING ARISING HEREFROM, LANDLORD AND TENANT HEREBY CONSENT TO (I) THE JURISDICTION OF ANY COMPETENT COURT WITHIN THE STATE OF CALIFORNIA, AND (II) SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY CALIFORNIA LAW. EACH PARTY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION (FOR UNLAWFUL DETAINER OR OTHERWISE) BY LANDLORD TO RECOVER POSSESSION OF THE PREMISES.

     29.17 SUBMISSION OF LEASE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

     29.18 BROKERS. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 10 of the Summary (the "BROKERS"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than the Brokers (whose commissions shall be paid by Landlord pursuant to a separate agreement), occurring by, through, or under the indemnifying party.

     29.19 INDEPENDENT COVENANTS. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any setoff of the Rent or other amounts owing hereunder against Landlord except as expressly set forth in this Lease; provided, however, that the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof so long as notice is first given to Landlord.

     29.20 PROJECT OR BUILDING NAME AND SIGNAGE. Landlord and Tenant agree that if Tenant leases on a direct basis (i.e., not including any space leased by Tenant pursuant to a sublease) at least two-thirds (2/3) of any space then constructed for lease at the Project, the name of the Project shall be "Peregrine Systems Corporate Center." However, if at any time (after the Lease Commencement Date for Building 1) Tenant fails to lease on a direct basis at least two-thirds (2/3) of such space, Landlord shall have the right, at Landlord's sole cost and expense, to change the name of the Project to "Carmel Center", whether or not Tenant subsequently meets the leasing requirement specified above. Except as provided in this Section 29.20 above, Landlord shall not have the right at any time to change the name of the Project or Building without first obtaining Tenant's written consent. Except for signs identifying the Project or the owner or manager of the Project, Landlord shall not install, affix and maintain any signs on the exterior or

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
on the interior of the Building, except as expressly contemplated by this Lease and/or may be required by law.

     29.21 TRANSPORTATION MANAGEMENT. Tenant shall fully comply with all present or future mandatory programs imposed by statute or ordinance intended to manage parking, transportation or traffic in and around the Project or Building, and in connection therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities. If any of the foregoing are not imposed by statute or ordinance, Tenant may participate, in its discretion, on a voluntary basis. Such programs may include, without limitation: (i) restrictions on the number of peak-hour vehicle trips generated by Tenant; (ii) increased vehicle occupancy;
(iii) implementation of an in-house ridesharing program and an employee transportation coordinator; (iv) working with employees and any Project, Buildings or area-wide ridesharing program manager; (v) instituting employer-sponsored incentives (financial or in-kind) to encourage employees to rideshare; and (vi) utilizing flexible work shifts for employees. Tenant shall be entitled to the benefit of any governmental incentives (financial or in-kind) available or otherwise offered to induce compliance with such programs to the extent such incentives are applicable to Tenant's implementation of any such programs.

     29.22 NO DISCRIMINATION. Tenant covenants by and for itself, its heirs, executors, administrators and assigns, and all persons claiming under or through Tenant, and this Lease is made and accepted upon and subject to the following conditions: that there shall be no discrimination against or segregation of any person or group of persons, on account of race, color, creed, sex, religion, marital status, ancestry or national origin in the leasing, subleasing, transferring, use, or enjoyment of the Premises, nor shall Tenant itself, or any person claiming under or through Tenant, establish or permit such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy, of tenants, lessees, sublessees, subtenants or vendees in the Premises.

     29.23 HAZARDOUS MATERIAL. As used herein, the term "HAZARDOUS MATERIAL" means any hazardous or toxic substance, material or waste which is or becomes regulated by, or is dealt with in, any local governmental authority, the State of California or the United States Government. Tenant acknowledges that Landlord may incur costs (A) for complying with laws, codes, regulations or ordinances relating to Hazardous Material, or (B) otherwise in connection with Hazardous Material including, without limitation, the following: (i) Hazardous Material present in soil or ground water; (ii) Hazardous Material that migrates, flows, percolates, diffuses or in any way moves onto or under the Project;
(iii) Hazardous Material present on or under the Project as a result of any discharge, dumping or spilling (whether accidental or otherwise) on the Project by other tenants of the Project or their agents, employees, contractors or invitees, or by others; and (iv) material which becomes Hazardous Material due to a change in laws, codes, regulations or ordinances which relate to hazardous or toxic material, substances or waste. Tenant agrees that the costs incurred by Landlord with respect to, or in connection with, the Project for complying with laws, codes, regulations or ordinances relating to the investigation, remediation or removal of Hazardous Material shall not be an Operating Expense, except as indicated in Section 4.2.7(n) above. However, if the cost of such compliance, as between Landlord and Tenant, is the responsibility of Tenant under this Lease, Tenant shall bear the cost of such compliance.

     29.24     DEVELOPMENT OF THE PROJECT.

               29.24.1 SUBDIVISION. Tenant acknowledges that the Project has been, or is in the process of being, subdivided. Landlord reserves the right to further subdivide all or a portion of the buildings and Common Areas in the Project. Tenant agrees to execute and deliver, within ten (10) days after demand by Landlord and in the form reasonably requested by Landlord, any additional documents needed to conform this Lease to the circumstances resulting from a subdivision and any all maps in connection therewith provided Tenant shall not be required to incur any cost, undue burden or diminution of Tenant's rights hereunder in connection therewith.

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

Notwithstanding anything to the contrary set forth in this Lease, the separate ownership of any buildings and/or Common Areas of the Project by an entity other than Landlord shall not affect the calculation of Direct Expenses or Tenant's payment of Tenant's Share of Direct Expenses.

               29.24.2 THE OTHER IMPROVEMENTS. If portions of the Project or property adjacent to the Project (collectively, the "OTHER IMPROVEMENTS") are owned by an entity other than Landlord, Landlord, at its option, may enter into an agreement with the owner or owners of any of the Other Improvements to provide (i) for reciprocal rights of access, use and/or enjoyment of the Project and the Other Improvements, (ii) for the common management, operation, maintenance, improvement and/or repair of all or any portion of the Project and all or any portion of the Other Improvements, (iii) for the allocation of a portion of the Project Expenses to the Other Improvements and the allocation of a portion of the operating expenses and taxes for the Other Improvements to the Project, (iv) for the use or improvement of the Other Improvements and/or the Project in connection with the improvement, construction, and/or excavation of the Other Improvements and/or the Project, and (v) for any other matter which Landlord deems necessary. Nothing contained herein shall be deemed or construed to limit or otherwise affect Landlord's right to sell all or any portion of the Project or any other of Landlord's rights described in this Lease.

               29.24.3 CONSTRUCTION OF PROJECT AND OTHER IMPROVEMENTS. Tenant acknowledges that portions of the Project and/or the Other Improvements may be under construction following Tenant's occupancy of the Premises, and that such construction may result in levels of noise, dust, obstruction of access, etc. which are in excess of that present in a fully constructed project. Tenant hereby waives any and all rent offsets or claims of constructive eviction which may arise in connection with such construction, provided that Landlord shall take all reasonable measures to minimize any interference or disruption to Tenant's use of the Premises.

     29.25 LANDLORD EXCULPATION. It is expressly understood and agreed that notwithstanding anything in this Lease to the contrary, and notwithstanding any applicable law to the contrary, the liability of Landlord hereunder (including any successor landlord hereunder) and any recourse by Tenant against Landlord from and after Landlord's Substantial Completion of the Building and delivery of the same to Tenant in accordance with Landlord's obligations under this Lease, shall be limited solely and exclusively to the lesser of (a) the equity interest of Landlord in the Buildings then leased by Tenant as of the date upon which any claim(s) arises or accrues in favor of Tenant or (b) the equity interest Landlord would have in such Buildings if such Buildings were encumbered by third-party debt in an amount equal to eighty percent (80%) of the value of the Buildings, except to the extent any such claims and liability are covered by insurance carried by Landlord. None of Landlord's constituent members, owners, partners or subpartners, shall have any liability for the obligations of Landlord under this Lease, and Tenant, on behalf of itself and all persons claiming by, through or under Tenant, hereby expressly waives and releases such members, owners, partners and subpartners from any and all liability.

     29.26 WAIVER OF REDEMPTION BY TENANT. Tenant hereby waives for Tenant and for all those claiming under Tenant, all rights now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

     29.27 ATTORNEYS' FEES. If either party commences litigation against the other for the specific performance of this Lease, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred, including any and all costs incurred in enforcing, perfecting and executing such judgment.

     29.28 COMMUNICATIONS AND COMPUTER LINES. Tenant may install, maintain, replace, remove or use any communications or computer wires and cables (collectively, the "LINES") at underground locations in the Project in or serving the Premises, provided that (i) Tenant shall use an experienced and qualified contractor approved in writing by Landlord (which approval shall not be unreasonably withheld or delayed), and comply with all of the other provisions of Articles

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

7 and 8 of this Lease, (ii) an acceptable number of conduits for additional Lines shall be maintained for existing and future occupants of the Project, as determined in Landlord's reasonable opinion, (iii) conduits for the Lines therefor (including riser cables unless originally installed by Landlord) shall be appropriately insulated to prevent excessive electromagnetic fields or radiation, and shall be surrounded by a protective conduit reasonably acceptable to Landlord, (iv) any new or existing Lines servicing the Premises shall comply with all applicable governmental laws and regulations, and (v) Tenant shall pay all costs in connection therewith (except that Tenant shall have no obligation to remove any Lines between the Buildings upon the expiration or earlier termination of this Lease). However, Landlord reserves the right to require that Tenant remove any Lines located in or serving the Premises which are installed in violation of these provisions, or which are at any time in violation of any laws or represent a dangerous or potentially dangerous condition.

     29.29 NO AIR RIGHTS. No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease. If at any time any windows of the Premises are temporarily darkened or the light or view therefrom is obstructed by reason of any repairs, improvements, maintenance or cleaning in or about the Project, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this Lease.

     29.30 COUNTERPARTS. This Lease may be executed in counterparts with the same effect as if both parties hereto had executed the same document. Both counterparts shall be construed together and shall constitute a single lease.

     29.31 CONFIDENTIALITY. Landlord and Tenant acknowledge that the content of this Lease and any related documents are confidential information. Landlord and Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than (i) their financial, legal, and space planning consultants,
(ii) as may be required by any public reporting requirements, and (iii) as may be required by any applicable governmental law, rule or regulation.

     29.32 DISCLOSURES AND MUTUAL RELEASE. Tenant acknowledges that Landlord has advised Tenant (i) that an earthquake fault may be located under a portion of the Project, and (ii) of the proximity of the Project to the Miramar military air base's vectored departure corridors and the potential overflights and associated noise generated by various military aircraft in the area. Landlord and Tenant hereby mutually release, acquit and discharge each other from any and all Claims which either party may have against the other party arising out of or in connection with (a) any earthquake affecting all or any portion of the Project (subject to Landlord's and Tenant's rights and obligations under Article 11 above), and (b) any such overflights and associated noise.

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.

     "LANDLORD":              KR-CARMEL PARTNERS, LLC,
                              a Delaware limited liability company

                              By:  Kilroy Realty, L.P.,
                                   a Delaware limited partnership
                                   Managing Member


                                   By:  Kilroy Realty Corporation,
                                        a Maryland corporation
                                        General Partner

                                        By:/s/ Steven L. Black
                                           -------------------------
                                        Name: Steven L. Black
                                             -----------------------
                                             Its: EVP - CDO
                                                 -------------------

                                        By:/s/ Jeffrey C. Hawken
                                           -------------------------
                                        Name: Jeffrey C. Hawken
                                             -----------------------
                                             Its: EVP - COO
                                                 -------------------


     "TENANT":                PEREGRINE SYSTEMS, INC., a Delaware corporation

                              By: [ILLEGIBLE]
                                 -----------------------------------
                                  Sr. V.P., Finance & Administration
                                 -----------------------------------
                                 [PRINT NAME AND OFFICE OF PERSON SIGNING]

                              By:
                                 -----------------------------------

                                 -----------------------------------
                                 [PRINT NAME AND OFFICE OF PERSON SIGNING]

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                                     EXHIBIT A

                                    PEREGRINE SYSTEMS CORPORATE CENTER

                                     SITE PLAN


                                       [MAP]



                                      EXHIBIT A
                                         -1-



                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                                     EXHIBIT B

                         PEREGRINE SYSTEMS CORPORATE CENTER

                                 TENANT WORK LETTER


     This Tenant Work Letter shall set forth the terms and conditions relating to the construction of the Base, Shell and Core and tenant improvements for the Building. This Tenant Work Letter is essentially organized chronologically and addresses the issues of the construction of the Building, in sequence, as such issues will arise during the actual construction of the Building. All capitalized terms used but not defined herein shall have the meanings given such terms in the Lease. All references in this Tenant Work Letter to articles or sections of "this Lease" shall mean the relevant portion of Articles 1 through 29 of this Office Lease to which this Tenant Work Letter is attached as EXHIBIT "B" and of which this Tenant Work Letter forms a part, and all references in this Tenant Work Letter to sections of "this Tenant Work Letter" shall mean the relevant portion of Sections 1 through 7 of this Tenant Work Letter.

                                     SECTION 1

                  LANDLORD'S CONSTRUCTION OF BASE, SHELL AND CORE

     The base, shell and core for the Building (collectively, the "Base, Shell and Core") shall be constructed by Landlord, at its sole cost and expense (except as expressly provided herein), in accordance with this Section 1.

     1.1 LANDLORD'S RESPONSIBILITIES. The Base, Shell and Core for the Building shall consist of only those items reflected on those certain drawings prepared by the Project Architect as summarized on Schedule 3 to this Tenant Work Letter, as such drawings may be revised pursuant to this Tenant Work Letter for reasons other than a Landlord Work Change Order. Such drawings as revised pursuant to this Tenant Work Letter for reasons other than a Landlord Work Change Order may be referred to herein as the "BUILDING WORKING DRAWINGS". Notwithstanding the foregoing, the Base, Shell and Core for the Building shall (without limitation to the items reflected in the Building Working Drawings) consist of (i) core walls and elevator lobby areas drywalled and taped ready for Building-standard surface treatments; (ii) balance of core: exposed structure, level concrete floors (broom clean) suitable for the installation of general office improvements and ready to receive floor covering, Building-standard finish for painted door frames, and Building-standard hardware; (iii) primary electrical system ready for Tenant's switchgear in main electrical room which will service the floor of the Building on which the Premises are located sufficient to provide Tenant with 4 watts per rentable square foot and sufficient capacity in such distribution to provide an additional 1.5 watts per rentable square foot; (iv) Building telephone room to have floor sleeves to allow utility company to distribute service lines onto each floor (Tenant to locate phone system equipment in the Premises and to provide voice/data cabling from equipment to termination in telephone room); (v) men's and ladies' restroom facilities with Building-standard finishes located on each floor; (vi) sprinkler risers capped at the core walls; (vii) primary heating, ventilating and air conditioning system, including main water distribution loop (however, any VAV boxes and ducting including main ducting loop, shall be a Tenant Improvement);
(viii) drinking fountain at core on ground floor; (ix) electrical and janitorial closets; (x) code required exit stairways; (xi) mechanical shafts; (xii) life-safety systems as required by applicable building codes on an unoccupied basis and ground floor lobby improvements including the improvements described in the Building Working Drawings; and (xiii) card access systems for Building entrances and elevators. Landlord shall use commercially reasonable efforts to cause the Base, Shell and Core of the Building to be completed by the date specified in Section 1.5.2(v) below (the "SHELL COMPLETION DATES") in order to allow a sufficient period of time for the construction of the Tenant Improvements prior to the Estimated Lease Commencement Date.

          1.1.1 BOOKS AND RECORDS. Landlord shall be responsible for performing all accounting functions associated with the performance of the construction of the improvements to the Common Areas and the Base, Shell and Core and Tenant Improvements (collectively, the


                                      EXHIBIT B
                                         -1-



                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

"WORK") and shall prepare and maintain or cause to be prepared and maintained detailed and accurate operating and financial records for the Work. Tenant shall have the right to inspect such records at the offices of Landlord in Southern California during normal business hours and to make copies thereof at its expense. Landlord shall preserve, or cause its agents to preserve, copies of all books and records relating to the Work for a period of three (3) years after the completion of the Base, Shell and Core.

          1.1.2 GOVERNMENTAL APPROVALS. Landlord shall be responsible for obtaining all necessary agreements with governmental agencies and utility companies relating to access, traffic control, utility services and other similar entitlements affecting the construction of the Work.

          1.1.3 BIDDING OF CONTRACTS. Landlord shall be responsible for the bidding (or at Landlord's election the negotiation of fees) of the contract with the general contractor and all subcontracts to be awarded in connection with the initial Common Area improvements and the Base, Shell and Core (collectively, the "LANDLORD WORK") in accordance with Section 1.4 below. Landlord shall be responsible for negotiating the terms of the agreements with the contractor and Project Architect with respect to the Landlord Work, both of which shall be consistent with the terms and provisions of this Section 1. Except as expressly provided in the Lease or this Tenant Work Letter, Landlord shall be solely responsible for the payment of the costs of designing and constructing the Landlord Work.

          1.1.4     PERMITS.  In addition to Landlord's obligations under
Section 1.1.2 above, Landlord shall be responsible for obtaining, or causing its contractor to obtain, all building permits and other governmental approvals, permits and land use entitlements required to complete the Landlord Work. Landlord shall be responsible for compliance with all laws, rules, regulations and policies of the City of San Diego, State of California and United States of America governing completion of the Landlord Work, including without limitation, the requirements of the ADA and Title 24 in effect as of the Lease Commencement Date, and shall correct any such violations at no cost to Tenant; however, if the requirements of any laws change after the date upon which Landlord obtains the permit for construction of the Base, Shell and Core and Landlord is not required by law to comply with such change with respect to the Landlord Work, Landlord shall not be in violation of this Section 1.1.4 so long as Landlord by electing not to make such change does not increase the cost of construction of the Tenant Improvements or delay the construction of the Tenant Improvements.

          1.1.5 PROJECT ADMINISTRATION. Landlord shall be responsible for supervising the progress of the Work and for reviewing and approving progress payment applications before they are processed for payment.

          1.1.6 POST-COMPLETION MATTERS. Following the completion of the Landlord Work, Landlord shall assemble and maintain at the property management office for the Project copies of (i) all warranties, operating manuals, specifications and similar items with respect to the Building, and (ii) as-built architectural and engineering drawings (including the master background) and any other plans for the Landlord Work. Following the completion of the Work, upon the request of Tenant and at Landlord's expense, Landlord also shall assemble and deliver to Tenant copies of reproducible as-built plans and specifications for the Building (in an auto-cad format, if available).

          1.1.7 STATUS REPORTS. Landlord shall inform Tenant of any problems or developments that may have an adverse impact on the completion of the Landlord Work in a timely manner promptly after Landlord becomes aware of such problems or developments.

          1.1.8 PERIODIC INSPECTIONS. Landlord shall conduct ongoing inspections (at least weekly) of the Landlord Work for compliance with plans and specifications and review of progress of construction, and shall conduct periodic site meetings with the construction trades. Landlord shall keep Tenant reasonably informed of such meetings and proposed meetings and provided that Tenant's participation does not extend the Construction Schedule, Tenant shall have the right to participate in such meetings if it so desires.


                                      EXHIBIT B
                                         -2-



                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

          1.1.9 PARKING. Landlord agrees that Tenant's parking privileges for the Building (as specified in Section 9 of the Summary) shall be satisfied within the Project in areas other than those shown as cross-hatched areas on Exhibit "A".

     1.2 DESIGN OF THE LANDLORD WORK. Landlord has entered into an agreement with Carrier Johnson for the design of the Landlord Work including preparation of design, development and construction documents. Landlord has entered into or may enter into other agreements with other consultants for design of other aspects of the Landlord Work (if applicable). Carrier Johnson and such other design consultants (if applicable) retained by Landlord shall be collectively referred to as the "PROJECT ARCHITECT." Landlord's agreement(s) with the Project Architect shall be collectively referred to herein as the "PROJECT ARCHITECT AGREEMENT." The specific terms of the Project Architect Agreement shall be such that it will enable Landlord to perform Landlord's obligations hereunder.

     The Project Architect has prepared and delivered to Tenant, and Tenant has approved, the Building Working Drawings. Landlord has obtained approval of the Building Working Drawings as approved by Tenant, from all appropriate governmental agencies, including all departments of the City of San Diego having jurisdiction to review the Building Working Drawings. Any revisions or changes to the Building Working Drawings, if requested by Landlord (but not if required by the City of San Diego or any other governmental agency), will be subject to the approval of Tenant (which approval shall not be unreasonably withheld, conditioned or delayed). Tenant shall approve or disapprove any such revisions or changes by written notice to Landlord within five (5) days after Tenant's receipt of such proposed revisions or changes; Tenant's failure to disapprove any such revisions or changes by written notice to Landlord within said five (5) day period (which written notice shall include detailed reasons for Tenant's disapproval) shall be deemed to constitute Tenant's approval of such revisions or changes.

     1.3 CHANGE ORDERS REQUESTED BY TENANT TO THE LANDLORD WORK. Tenant may request that additions to or deletions from the Landlord Work be made ("LANDLORD WORK CHANGE ORDERS"). If Tenant desires a Landlord Work Change Order to be made, Tenant shall so notify Landlord in writing and, within ten (10) days after such notification, Landlord shall deliver to Tenant (i) written notice that Landlord has determined, in Landlord's reasonable discretion, to disapprove the proposed Landlord Work Change Order, or (ii) if Landlord approves the proposed Landlord Work Change Order, a written estimate of any extension to the Construction Schedule and any additional costs resulting from such proposed Landlord Work Change Order. Without limitation on other reasons for Landlord's disapproval, Landlord may disapprove any such proposed Landlord Work Change Order if it will cause (a) a material change to the exterior of the Building,
(b) a material change to any of the finish materials, including without limitation, to the lobby, bathrooms or elevator cabs of the Building, or (c) any material adverse effect (as reasonably determined by Landlord) on the quality or adequate functionality of the Landlord Work. If Landlord approves the proposed Landlord Work Change Order, Tenant shall, within five (5) days following receipt of such notification from Landlord, then notify Landlord in writing whether or not Tenant elects to proceed with the Landlord Work Change Order. If Tenant elects to cause any Landlord Work Change Order to be made, the Shell Completion Date and other Major Project Milestones shall be appropriately adjusted as a result of any delays due to such Landlord Work Change Order. If Landlord does not approve a proposed Landlord Work Change Order, the Landlord Work Change Order shall not be implemented. Any increased cost resulting from a Landlord Work Change Order shall be charged to the Tenant Improvement Allowance and any delay resulting from a Landlord Work Change Order shall, subject to Section 5 below, be deemed to constitute a Tenant Delay and an Excusable Delay. Tenant acknowledges, however, that the contractor for the Landlord Work shall not be instructed to stop work during the time taken by Tenant in considering whether to proceed with any proposed Landlord Work Change Orders and that the cost charged to the Tenant Improvement Allowance and any potential Tenant Delay and Excusable Delay resulting from a Landlord Work Change Order shall include any work necessary to reverse the work performed by the contractor during the pendency of Tenant's decision whether to proceed with a Landlord Work Change Order.

                                      EXHIBIT B
                                         -3-



                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

     1.4 CONTRACTING. Landlord may, at its option, retain Reno Contracting, Inc., a California corporation ("RENO") or separately bid and award separate contracts for the construction of the Base, Shell and Core of the Buildings.

     1.5  CONSTRUCTION SCHEDULE.

          1.5.1 COMPLETION. The construction of the Base, Shell and Core of the Building shall be deemed to be completed (the "BASE, SHELL AND CORE COMPLETION") when (i) the Project Architect determines that the Base, Shell and Core for such Building has been completed in accordance with the Building Working Drawings (subject to customary "punch list" items) by issuing a certificate of substantial completion, and (ii) a certificate of occupancy or an approval to occupy (or their equivalent) with respect to the Base, Shell and Core has been issued by the City of San Diego. "Punch list" items, as referred to in this Section 1.5.1, are items that will require correction but that will not materially interfere with, or cause a delay to, the construction of the Tenant Improvements. Landlord agrees to correct all such Base, Shell and Core punch list items prior to the Lease Commencement Date.

          1.5.2 MAJOR PROJECT MILESTONES. Landlord agrees that it shall use commercially reasonable efforts to complete its duties and tasks specified in this Tenant Work Letter in accordance with the schedule attached to this Tenant Work Letter as Schedule 1 and made a part hereof ("CONSTRUCTION SCHEDULE") and to endeavor to accomplish all "Major Project Milestones" within the time set forth in the Construction Schedule. As used herein, the term "MAJOR PROJECT MILESTONES" means:

               (i) Completion of Base, Shell and Core Working Drawings and submittal of same to City of San Diego for permits by:
                         Done

               (ii) Obtaining all building and other permits for the construction of the Base, Shell and Core by:
                         Done

               (iii)     Commencement of construction of the Base, Shell and
Core by:
                         Done

               (iv) Completion of vertical construction of the Base, Shell and Core by:
                         December 10, 1999

               (v) Base, Shell and Core Completion by the applicable Shell Completion Date:
                         May 1, 2000

     Landlord shall use its reasonable, good-faith efforts to meet all milestones by the date set forth for the accomplishment of such milestones in the Construction Schedule. If Landlord fails to accomplish any milestone by the date set forth in the Construction Schedule (as may be extended pursuant to the next sentence below), then Landlord shall authorize and direct its employees, the Project Architect, the general contractor for the Landlord Work and any relevant subcontractor to work at an accelerated pace utilizing such "overtime" hours as may be necessary to bring the Landlord Work back on schedule. The dates set forth in the Construction Schedule (including, without limitation, any milestones and any Major Project Milestones) shall be extended by any delay (collectively, "EXCUSABLE DELAY") attributable to Tenant's failure to comply with its obligations under Section 1 of this Tenant Work Letter, any Tenant Delay, any Landlord Work Change Order, and any Force Majeure. However, any delay necessitated by changes in the Building Working Drawings because the same do not comply with Code or other applicable laws shall not constitute an Excusable Delay except to the extent the portion of the Building Working Drawings which is found to not comply is attributable to Landlord Work Change Orders made by Tenant.

                                      EXHIBIT B
                                         -4-



                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                                     SECTION 2

                                TENANT IMPROVEMENTS

     2.1 TENANT IMPROVEMENT ALLOWANCE. Tenant shall be entitled to a tenant improvement allowance (the "TENANT IMPROVEMENT ALLOWANCE") in the amount of Four Million Three Hundred Forty-Five Thousand One Hundred Twenty-Three Dollars ($4,345,123.00) for the costs relating to the design and construction of Tenant's improvements (the "TENANT IMPROVEMENTS"). Tenant shall have the right to defer the construction of Tenant Improvements for space in the Building which Tenant elects not to initially build-out until no later than three (3) years after the Lease Commencement Date; however, (i) if Tenant elects to commence construction of Tenant Improvements for any space in the Building, such construction may not thereafter be deferred, and (ii) any such deferral shall be deemed a Tenant Delay so that the Lease Commencement Date shall not be delayed. In no event shall Landlord be obligated to make disbursements pursuant to this Tenant Work Letter in a total amount which exceeds the Tenant Improvement Allowance (except as expressly contemplated by this Tenant Work Letter). Any portion of the Tenant Improvement Allowance remaining after construction of the Tenant Improvements for the Building may be used by Tenant for Tenant Improvements for such Building before the first anniversary of the Lease Commencement Date for such Building; provided, however, Tenant shall have the right to transfer portions of the Tenant Improvement Allowance among the Building and Buildings 1 and 5 for Tenant Improvements and space planning costs only. Further, Tenant shall allocate and use a minimum Tenant Improvement Allowance for "hard costs" (i.e., costs incurred under the general contract with Contractor) of Tenant Improvements in an amount not less than Two Million Eight Hundred Thirty-Nine Thousand One Hundred Forty-Three Dollars ($2,839,143.00). All Tenant Improvements for which the Tenant Improvement Allowance has been made available shall be deemed Landlord's property except as described under the terms of Section 8.5 of this Lease.

     2.2 DISBURSEMENT OF THE TENANT IMPROVEMENT ALLOWANCE. Except as otherwise set forth in this Tenant Work Letter, the Tenant Improvement Allowance shall be disbursed by Landlord (each of which disbursements shall be made pursuant to the disbursement process described in Section 4.3.1 below) only for the following items and costs (collectively, the "TENANT IMPROVEMENT ALLOWANCE ITEMS"):

          2.2.1 Payment of the fees of all design consultants, project managers, the "Space Planner," "Architect" and the "Engineers," as those terms are defined in Section 3.1 of this Tenant Work Letter, and payment of the fees incurred by, and the cost of documents and materials supplied by, Landlord and Landlord's consultants in connection with the preparation and review of the "Construction Drawings," as that term is defined in Section 3.1 of this Tenant Work Letter;

          2.2.2 The payment of all governmental and utility service or connection fees, including, but not limited to, plan check, permit and license fees relating to construction of the Tenant Improvements; provided, however, the Tenant Improvement Allowance Items shall not include any costs for utilities or use of elevators during the construction of the Tenant Improvements;

          2.2.3 The cost of construction of the Tenant Improvements within such Building, including, without limitation, all labor, materials, testing and inspection costs, hoisting and trash removal costs, and contractors' fees and general conditions;

          2.2.4 The cost of any changes in the Base, Shell and Core work when such changes are required by the Construction Drawings (including if such changes are due to the fact that such work is prepared on an unoccupied basis), such cost to include all direct architectural, engineering and/or other consultant fees and expenses incurred in connection therewith;

          2.2.5 The cost of any changes to the Construction Drawings or Tenant Improvements required by applicable governing codes ("CODE") unless such changes are required to cause the Base, Shell and Core to comply with applicable building Code (however,

                                      EXHIBIT B
                                         -5-



                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
changes to the Base, Shell and Core required due to the unique nature of the Tenant Improvements requested by Tenant shall be charged to the Tenant Improvement Allowance);

          2.2.6     Sales and use taxes and Title 24 fees;

          2.2.7 The costs incurred (by Landlord or Tenant) in connection with third party design services prior to Lease execution (which costs shall not exceed Twenty Cents ($0.20) per rentable square foot of the Building);

          2.2.8     "Landlord's Supervision Fee", as that term is defined in
Section 4.3.2 of this Tenant Work Letter;

          2.2.9 All other costs to be expended by Landlord and reasonably approved by Tenant in connection with the construction of the Tenant Improvements; and

          2.2.10 Costs incurred for Tenant's voice/data cabling, network racks and hardware, furniture, telecom system, keys, locks, security costs, relocation and interior and exterior signage (including Tenant's Signs); provided, however, in no event shall the aggregate costs of the items forth in this Section 2.2.10 exceed Eight Hundred Sixty-Four Thousand Eighty-Seven Dollars ($864,087.00). Landlord and Tenant acknowledge that the Base Rent for the Premises includes an amortization (with interest at twelve percent (12%) per annum) of the amount payable by Landlord pursuant to this Section 2.2.10.

     2.3 STANDARD TENANT IMPROVEMENT PACKAGE. Landlord and Tenant have established specifications (the "SPECIFICATIONS") for some of the Building standard components which Tenant may elect to construct in the Building (collectively, the "STANDARD IMPROVEMENT PACKAGE"). The Standard Improvement Package is attached as Schedule 2 to this Tenant Work Letter. Landlord may only make changes to the Specifications and the Standard Improvement Package from time to time with Tenant's prior written approval thereof. Tenant may deviate from the Specifications with Landlord's approval (as part of the approval of Construction Drawings).

                                     SECTION 3

                               CONSTRUCTION DRAWINGS

     3.1 SELECTION OF ARCHITECT. Tenant shall retain Carrier Johnson as architect (the "ARCHITECT") to prepare the architectural plans and drawings for the Tenant Improvements in the Building in accordance with the Construction Schedule. Tenant shall have the right to replace Architect with another architect(s) from time to time at Tenant's discretion and subject to Landlord's reasonable approval. Tenant shall also retain engineering consultants (the "ENGINEERS") selected by Tenant and subject to Landlord's reasonable approval to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, lifesafety, and sprinkler work of the Tenant Improvements. The parties acknowledge that Tenant's retention of the Engineers may be done in connection with a design/build format. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "CONSTRUCTION DRAWINGS." All Construction Drawings shall comply with the drawing format and specifications as reasonably determined by Landlord, and shall be subject to Landlord's approval which shall not be unreasonably withheld or delayed. Tenant shall be deemed to have approved any Construction Drawings submitted to Landlord for Landlord's approval. Tenant and Architect shall verify, in the field, the dimensions and conditions as shown in the relevant portions of Construction Drawings for the Base, Shell and Core. Landlord shall cause the Contractor to assist Tenant's Architect in identifying any coordination or other construction issues relating to the Construction Drawings for the Base, Shell and Core. Landlord's review of the Construction Drawings, as set forth in this Section 3, shall not imply Landlord's review of the same for quality, design, Code compliance or other like matters, but Landlord shall nevertheless inform Tenant of any deficiencies discovered. Accordingly, notwithstanding any Construction Drawings reviewed by Landlord or its consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by

                                      EXHIBIT B
                                         -6-



                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

Landlord or Landlord's consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings unless any omissions or errors are a result of omissions or errors in the Construction Drawings for the Base, Shell and Core, and Tenant's waiver and indemnity set forth in Section 10.1 of the Lease shall specifically apply to the Construction Drawings.

     3.2 FINAL SPACE PLAN. On or before the applicable date set forth in the Construction Schedule, Tenant shall cause the Architect to prepare the final space plan for Tenant Improvements in the Building (collectively, the "FINAL SPACE PLAN"), which Final Space Plan shall include a layout and a designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein, and shall deliver the Final Space Plan to Landlord for Landlord's approval. Subject to the restrictions specified in Section 2.1 above, Tenant may exclude from the Final Space Plan a layout for any space in the Building which Tenant elects not to initially build out. Landlord shall notify Tenant of its approval (which approval shall not be unreasonably withheld) or disapproval (with reasons for disapproval specified) of the Final Space Plan for the Premises within ten (10) business days after receipt thereof; any failure by Landlord to notify Tenant of its approval or disapproval within such ten (10) business day period shall be deemed to be Landlord's disapproval thereof. If Landlord disapproves the Final Space Plan, Landlord and Tenant shall, within two (2) business days thereafter, meet (or telephonically confer) in an attempt to resolve such disapproval as soon as reasonably possible. If, in connection with such meeting, Landlord and Tenant conceptually agree upon revisions to be made to the Final Space Plan, then within ten (10) business days after such meeting, Tenant shall cause the Final Space Plan to be revised in accordance with the parties' conceptual agreement and shall resubmit the Final Space Plan for Landlord's approval. This process shall continue until the Final Space Plan is approved by Landlord. If Landlord and Tenant are, despite such meeting, unable to resolve the items disapproved by Landlord in the Final Space Plan, the parties shall mutually select an architect from Carrier Johnson to resolve such disagreement (or if Carrier Johnson is unwilling to make a determination to resolve such dispute or either party objects to Carrier Johnson playing such role, then the parties shall mutually agree upon some other reasonably qualified architect to resolve such issues). Any such resolution by such architect (whether from Carrier Johnson or some other firm) shall be made within ten (10) business days after the meeting between Landlord and Tenant.

     3.3 WORKING DRAWINGS. On or before the applicable date set forth in the Construction Schedule, the Architect and the Engineers shall complete the architectural and engineering drawings for the Premises, and the final construction documents in a form which is complete to allow contractors and subcontractors to bid on the work, to obtain all applicable permits, and to subsequently construct the work (collectively, the "WORKING DRAWINGS"). Subject to the restrictions specified in Section 2.1 above, Tenant may exclude from the Working Drawings any space which Tenant elects not to initially build-out. Landlord shall notify Tenant of its approval (which approval shall not be unreasonably withheld) or disapproval (with reasons for such disapproval specified) of the Working Drawings within ten (10) business days after receipt thereof; any failure by Landlord to notify Tenant of its approval or disapproval within such ten (10) business day period shall be deemed to be Landlord's disapproval thereof. However, Landlord may not disapprove any details of the Working Drawings which have already been approved by Landlord in the Final Space Plan. If Landlord disapproves the Working Drawings, Landlord and Tenant shall, within two (2) business days thereafter, meet in an attempt to resolve such disapproval as soon as reasonably possible. If, in connection with such meeting, Landlord and Tenant conceptually agree upon revisions to be made to the Working Drawings, then within ten (10) business days after such meeting, Tenant shall cause the Working Drawings to be revised in accordance with the parties' conceptual agreement and shall resubmit the Working Drawings for Landlord's approval. This process shall continue until the Working Drawings are approved by Landlord. If Landlord and Tenant are, despite such meeting, unable to resolve the items disapproved by Landlord in the Working Drawings, the parties shall mutually select an architect from Carrier Johnson to resolve such disagreement (or if Carrier Johnson is unwilling to make a determination to resolve such dispute or either party objects to Carrier Johnson playing such role, then the parties shall mutually agree upon some other reasonably qualified architect to resolve such issues). Any such resolution by such architect (whether from Carrier Johnson or

                                      EXHIBIT B
                                         -7-



                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
some other firm) shall be made within ten (10) business days after the meeting between Landlord and Tenant.

     3.4 PERMITS. The Working Drawings shall be approved by Landlord (the "APPROVED WORKING DRAWINGS") prior to the commencement of construction of the Tenant Improvements. Landlord shall, in accordance with the Construction Schedule, submit or cause the Approved Working Drawings to be submitted to the appropriate municipal authorities for all applicable building permits necessary to allow the Contractor selected pursuant to Section 4.1 below to commence and fully complete the construction of the Tenant Improvements (the "PERMITS"), and in connection therewith, Landlord and Tenant shall coordinate with Contractor to allow Landlord and Tenant to take part in all phases of the permitting process. Landlord shall require Contractor to supply Landlord and Tenant, as soon as possible, with all plan check numbers and dates of submittal with respect to the Building. No changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Landlord and Tenant, which shall not be unreasonably withheld or delayed, provided that Landlord may withhold its consent, in its sole discretion, to any change in the Approved Working Drawings if such change would delay the Substantial Completion of such Tenant Improvements or the Building unless Tenant agrees in writing to be responsible for any such delay as in a Tenant Delay and for the costs of any delay resulting therefrom.

     3.5 TIME DEADLINES. Landlord and Tenant shall use good faith, reasonable efforts and all due diligence to cooperate with each other and the Architect and the Engineers to complete all phases of the Working Drawings and the permitting process, and with Contractor for approval of the Cost Proposal (as defined below), as is necessary to keep such Tenant Improvements on schedule. The applicable dates for approval of items, plans and drawings as described in this Tenant Work Letter are set forth and further elaborated upon in the Construction Schedule (the "TIME DEADLINES"), attached hereto. Landlord and Tenant agree to use good faith, reasonable efforts to comply with the Time Deadlines.

     3.6 DESIGN-BUILD. Landlord and Tenant acknowledge that Tenant may elect to design and construct the Tenant Improvements using a fast-track design/build format. If Tenant so elects, Tenant may forward to Landlord, for Landlord's approval, Construction Drawings for portions of the Tenant Improvement project rather than Construction Drawings for the entire Premises. Landlord agrees to advise Tenant within ten (10) business days after Landlord's receipt of any such drawings if the same are unsatisfactory or incomplete in any respect. Upon Landlord's approval of any such drawings, the Contractor may be instructed to submit the same to the applicable governmental authorities for receipt of Permits. This process may be repeated by Tenant, as necessary, for all portions of the Tenant Improvement project.

                                     SECTION 4

                      CONSTRUCTION OF THE TENANT IMPROVEMENTS

     4.1 CONTRACTOR. A general contractor retained by Landlord (the "CONTRACTOR"), shall construct the Tenant Improvements. The Contractor shall be selected pursuant to a competitive bidding procedure reasonably determined by Landlord and Tenant. At least three (3) general contractors approved by Landlord and Tenant (which list shall, if Landlord so desires, include Reno) shall competitively bid the Tenant Improvements using the Approved Working Drawings for such Tenant Improvements. At Tenant's option, Landlord shall require prospective general contractors reasonably approved by Landlord to competitively bid the general conditions and fees before competitively bidding the Tenant Improvements as a procedure for selecting the Contractor; any such bidding of general conditions and fees shall be completed on or before the date which is ten (10) days after the date that the Working Drawings are approved. Landlord shall require Contractor to review the Approved Working Drawings in order to identify any deficiencies and to promptly notify Landlord and Tenant of any deficiencies discovered. Landlord shall allow Tenant to assist in negotiating subcontractor fees and bid costs for labor and materials so long as Tenant's participation in such negotiation does not extend the Construction Schedule. Each such prospective general contractor shall be notified in the bidding package of

                                      EXHIBIT B
                                         -8-



                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
the time schedule for the construction of the applicable Tenant Improvements and that such contractor shall be required to competitively bid (in accordance with industry standard bidding procedures) to at least three (3) subcontractors for each trade (which list of subcontractors shall, if Tenant so desires, include one (1) subcontractor designated by Tenant for each trade), subject to Landlord's option to designate certain building subcontractors as described in this Section 4.1. Each bid shall include a schedule of values including an itemized bid with unit prices, quantities and labor charges. Promptly after request from Tenant, Landlord shall provide Tenant with any back-up information in Landlord's possession regarding such bids. Landlord shall cooperate with Tenant in evaluating the bid information received from the respective general contractors. The general contractor bids shall be submitted to Landlord and Tenant and a reconciliation shall be performed by Landlord's representative to adjust inconsistent or incorrect assumptions so that a "like kind" comparison can be made and the lowest qualified bidder determined. The lowest qualified bidder that commits to the Construction Schedule shall be selected as the Contractor for the Tenant Improvements. Whenever the lowest subcontractor bidder is not selected, Contractor shall justify such selection (to Landlord's and Tenant's satisfaction) by explaining in writing why the lowest bidder was not selected. At Landlord's option, such Contractor shall use the building subcontractors as designated by Landlord (the "DESIGNATED SUBCONTRACTORS"), after having competitively bid the same to at least three (3) qualified and comparable first-class, reputable and reliable subcontractors selected by Landlord and reasonably approved by Tenant (which approval shall be granted or denied within three (3) business days), for any work affecting the Building structure and/or Building Systems and Equipment; provided, however, that Landlord shall cause such Designated Contractors to charge for such work (including any work arising out of Change Orders) an amount equal to the cost that comparable first class, reputable and reliable subcontractors would have charged if selected pursuant to competitive bidding procedures. If Reno is selected as the Contractor, Reno has agreed to a four percent (4%) contracting fee and a three percent (3%) general conditions fee, both of which fees shall be based upon the direct costs of the subcontractors.

          4.1.1 CONTRACT WITH CONTRACTOR. The contract with the Contractor shall be consistent with this Tenant Work Letter and shall provide that Tenant shall have the full benefit of all warranties provided by Contractor and that such warranties shall be assignable to Tenant. Landlord shall provide Tenant with an opportunity to review the construction contract with the Contractor to confirm that such contract is not in conflict with this Tenant Work Letter. In addition, upon request from Tenant, Landlord shall provide Tenant with a copy of all Contractor's contracts with the major trade subcontractors in Landlord's possession at the time of such request.

          4.1.2 GENERAL CONDITIONS FEE. The general conditions fee charged by Contractor shall cover all of the following: project executive, general superintendent, home office expenses, general overhead, office supplies, accounting services, computer charges, telephone expenses, fax office/job site, data processing, secretarial services, mail, express mail, insurance, city licenses, project manager, estimator, project engineer, scheduling, superintendent, daily clean up and final clean up, protection of work, petty cash, safety enforcement and safety signage, small tools, first aid facilities, general field coordination, project field office, tenant vendor coordination and job trailer, but shall exclude reconstruction services, general labor, blue printing and temporary structures. Except as provided herein, Landlord or Contractor shall not receive any other fee or payment from Tenant in connection with Contractor's services.

          4.1.3 CONTRACT OF WORK. Landlord shall cause its contract with Contractor to include the provisions set forth in this Section 4.1.3.
Contractor shall take appropriate field measurements and verify field conditions before commencing construction of Tenant Improvements. Contractor shall review, approve and submit to the Architect shop drawings, product data, samples and submittals required by the contract documents with promptness and in sequence as to cause no delay in the Construction Schedule. During the course of construction, Contractor shall take all reasonable precautions to maintain industry safety standards and protect against damage, injury or loss to any persons or property. Contractor shall supervise and direct the construction of the Tenant Improvements using Contractor's best skills and attention and

                                      EXHIBIT B
                                         -9-



                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
shall be fully responsible for and have control over construction means, methods, techniques, sequences and procedures for coordinating all portions of the work under the contract.

     4.2 COST PROPOSAL. After the Approved Working Drawings are approved by Landlord and Tenant, and the Contractor and subcontractors have been selected pursuant to Section 4.1 above, Landlord shall provide Tenant with a cost proposal in accordance with the Approved Working Drawings setting forth the reconciled bids and copies of all sub-bids, which cost proposal shall include, as nearly as possible, the cost of all Tenant Improvement Allowance Items to be incurred in connection with the construction of the Tenant Improvements (the "COST PROPOSAL"). The Cost Proposal shall reflect bids that will be priced by Contractor on an individual item-by-item or trade-by-trade basis. Landlord and Tenant shall work together in good faith in an attempt to agree upon a mutually acceptable Cost Proposal as soon as reasonably possible. Notwithstanding the foregoing, portions of the cost of the Tenant Improvements may be delivered to Tenant as such portions of the Tenant Improvements are priced by Contractor (on an individual item-by-item or trade-by-trade basis), even before the Approved Working Drawings are completed (the "PARTIAL COST PROPOSAL") for purposes of facilitating the early purchase of items and construction of the same. Tenant shall approve and deliver the Cost Proposal to Landlord within seven (7) business days of the receipt of the same, or, as to a Partial Cost Proposal within five (5) business days of receipt of the same, and upon receipt of the same by Landlord, Landlord shall be released by Tenant to purchase the items set forth in the Cost Proposal or Partial Cost Proposal, as the case may be, and to commence the construction relating to such items. If Tenant disapproves the Cost Proposal or Partial Cost Proposal, Tenant shall provide Landlord with a reasonably sufficient explanation, and in such event, Landlord and Tenant shall use good faith, diligent efforts to work with each other and Contractor to address Tenant's reasons for disapproving the Cost Proposal or Partial Cost Proposal, whichever is the case and a new Cost Proposal (or Partial Cost Proposal, as applicable) shall be prepared and the process described in this
Section 4.2 shall be repeated. The date by which Tenant must approve and deliver the Cost Proposal or the last Partial Cost Proposal to Landlord, as the case may be, shall be known hereafter as the "COST PROPOSAL DELIVERY DATE". The total of all Partial Cost Proposals, if any, shall be known as the Cost Proposal.

     4.3 CONSTRUCTION OF TENANT IMPROVEMENTS BY LANDLORD'S CONTRACTOR UNDER THE SUPERVISION OF LANDLORD.

          4.3.1 OVER-ALLOWANCE AMOUNT. In connection with Tenant's approval of the Cost Proposal, Tenant shall be responsible for the amount equal to the difference between (i) the amount of the Cost Proposal and (ii) the amount of the Tenant Improvement Allowance (as adjusted for any transfer to or from Adjacent Buildings as provided in, and subject to, Section 2.1 of this Tenant Work Letter above and less any portion thereof already disbursed by Landlord, or in the process of being disbursed by Landlord, on or before the Cost Proposal Delivery Date) (which difference is referred to herein as the "OVER-ALLOWANCE AMOUNT"). All costs for Tenant Improvements shall be fully documented and may be verified by Tenant. In the event that, after the Cost Proposal Delivery Date, Tenant shall request any revisions, changes, or substitutions to the Construction Drawings or the Tenant Improvements, any additional costs which arise in connection with such revisions, changes or substitutions or any other additional costs (in excess of the Tenant Improvement Allowance) shall be considered to be an addition to the Over-Allowance Amount (which shall result in a recalculation of the amounts to be paid by Tenant pursuant to Sections
4.3.1.1. and 4.3.1.2 below).

               4.3.1.1 PAYMENT OF INITIAL PORTION OF OVER-ALLOWANCE AMOUNT. Except as provided in Section 4.3.1.2 below, the procedure described in this
Section 4.3.1.1 shall apply to Tenant's payment of the Over-Allowance Amount. Tenant shall pay ninety percent (90%) of the Over-Allowance Amount and Landlord shall pay ninety percent (90%) of the Tenant Improvement Allowance, in monthly progress payments corresponding to the progress of the Tenant Improvement Work and Tenant and Landlord shall each retain ten percent (10%) thereof to be paid as part of the final retention, in accordance with the construction contract, upon completion of such work. During the course of construction of the Tenant Improvements, Contractor shall deliver to Landlord and Tenant not more than once for each calendar month a

                                      EXHIBIT B
                                         -10-



                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
written request for payment ("PROGRESS PAYMENT REQUEST") which shall be accompanied by (i) Contractor's certification of the payment amount requested and the percentage of completion of each item of work for which payment is sought and (ii) copies of conditional lien releases (for upcoming payments) and unconditional lien releases (for the previous month's payments) from all subcontractors and vendors. Through this monthly process, Tenant shall pay to Landlord ninety percent (90%) of the completed percentage of the Over-Allowance Amount, if any, and Landlord shall pay to Contractor ninety percent (90%) of the Tenant Improvement Allowance due pursuant to the Progress Payment Request, each month within thirty (30) days after Tenant's and Landlord's receipt of the above items and approval of the same (which approval shall not be unreasonably withheld, conditioned or delayed and shall be granted or denied (with detailed reasons for such denial) within five (5) days after Tenant's receipt of a Progress Payment Request). Failure to grant or deny any such approval within said five (5) day period shall be deemed to constitute Tenant's approval thereof. The Over-Allowance Amount shall be proportionately paid by Landlord prorata with the Tenant Improvement Allowance, and such disbursement by Landlord of the Over- Allowance Amount shall be pursuant to the same procedure as Landlord's disbursement of the Tenant Improvement Allowance.

               4.3.1.2 PAYMENT OF ANY EXCESS PORTION OF OVER-ALLOWANCE AMOUNT. To the extent that the Over-Allowance Amount is One Million Two Hundred Thirty-Four Thousand Four Hundred Ten Dollars ($1,234,410.00) or more (such excess to be referred to as the "EXCESS OVER-ALLOWANCE AMOUNT") and/or if as of the Cost Proposal Delivery Date, Tenant fails to meet all of the Financial Standards, and if in either such case, Landlord's lender (who is unaffiliated with Landlord) so requires, Tenant shall pay the Excess Over-Allowance Amount (or if the Financial Standards are not met, then all of the Over-Allowance Amount) in accordance with the procedure specified in this Section 4.3.1.2 below. Tenant shall deposit fifty percent (50%) of the Excess Over-Allowance Amount (or if the Financial Standards are not met, then all of the Over-Allowance Amount) within ten (10) days after the Cost Proposal Delivery Date and shall deposit the remaining fifty percent (50%) of the Over-Allowance Amount within ten (10) days after notice from Landlord that the Contractor has determined that the Tenant Improvement Work has been fifty percent (50%) completed. Such deposits from Tenant shall be with Landlord (or with the lender if so required by such lender) and maintained in a segregated account at a financial institution reasonably selected by Landlord (if not with the lender). To the extent permitted by the lender, any amounts so deposited by Tenant shall earn interest which shall accrue to Tenant at the actual rate earned from the date of such deposit until the date that such funds are disbursed.

          4.3.2 LANDLORD'S RETENTION OF CONTRACTOR. Landlord shall independently retain Contractor to construct the Tenant Improvements in accordance with the Approved Working Drawings and the Cost Proposal and Tenant shall pay (as part of the Tenant Improvement Allowance) a construction supervision fee (the "LANDLORD SUPERVISION FEE") to Landlord in an amount equal to one percent (1%) of all "hard" Tenant Improvement Allowance Items.

          4.3.3 CONTRACTOR'S WARRANTIES AND GUARANTIES. Landlord hereby assigns to Tenant all warranties and guaranties by Contractor relating to the Tenant Improvements, and Tenant hereby waives all claims against Landlord relating to, or arising out of the construction of, the Tenant Improvements (except for any portion of the Tenant Improvements which consist of components of the Building Systems and Equipment for which Landlord maintains responsibility for repair pursuant to Section 7.1 of the Lease). Such warranties and guaranties of Contractor shall guarantee that the Tenant Improvements shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof, and Contractor shall be responsible for the replacement or repair, without additional charge, of the Tenant Improvements that shall become defective within one (1) year after Substantial Completion of such Tenant Improvements. The correction of such work shall include, without additional charge, all additional expenses and damages in connection with such removal or replacement of all or any part of the Tenant Improvements.

          4.3.4 TENANT'S COVENANTS. Tenant hereby indemnifies Landlord for any loss, claims, damages or delays arising from the actions of the Architect retained by Tenant pursuant to Section 3.1 of this Tenant Work Letter on the Premises or in the Building to design or

                                      EXHIBIT B
                                         -11-


                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
construct the Tenant Improvements. Tenant, immediately after the Substantial Completion of the Building, shall have prepared and delivered to Landlord a copy of the "as built" plans and specifications (including all working drawings) for the Tenant Improvements.

     4.4 CHANGE ORDERS. Subject to Landlord's reasonable approval, Tenant shall have the right to order changes in the Tenant Improvements ("CHANGE ORDERS"). Landlord's contract with Contractor shall provide that, upon request and prior to Tenant's submitting any binding Change Order, Contractor shall promptly provide Tenant with a written itemized breakdown of labor and materials for the estimated cost to implement, the estimated time delay and any other estimated increased construction costs associated with the proposed Change Order. Costs related to changes shall include, without limitation, any architectural or design fees, and Contractor's fee (not to exceed the percentage rate for Contractor's fee and general conditions fee as previously set forth herein) for effecting the change. In addition, any Change Order shall be subject to Landlord's approval, not to be unreasonably withheld, conditioned or delayed. If ordered by Tenant and so approved by Landlord, Contractor shall implement such Change Order and the cost of construction of the Tenant Improvements shall be increased or decreased in accordance with the cost proposal previously approved by Tenant for any such Change Order, subject to reconciliation for actual costs.

                                     SECTION 5

                       COMPLETION OF THE TENANT IMPROVEMENTS;
                              LEASE COMMENCEMENT DATE

     Except as provided in this Section 5, the Lease Commencement Date for the Premises shall occur as set forth in Article 2 of this Lease. Any delay or delays in the Substantial Completion of the Premises as set forth in Article 2 of this Lease, as a result of any of the following shall be considered "TENANT DELAYS":

     5.1 Tenant's failure to comply with the Time Deadlines which are Tenant's responsibility to meet in accordance with this Tenant Work Letter;

     5.2 Tenant's failure to timely approve any matter requiring Tenant's approval;

     5.3 A breach by Tenant of the terms of this Tenant Work Letter or the Lease;

     5.4 Changes in any of the Construction Drawings because the same do not comply with Code or other applicable laws;

     5.5 Tenant's request for changes in the Working Drawings or the Approved Working Drawings including any delay resulting from Tenant's request for information from the Contractor, the time taken by Tenant in considering any such information prior to agreeing to proceed (or not to proceed) with such change and/or the actual Change Order;

     5.6 Tenant's requirement for materials, components, finishes or improvements which are not available in a commercially reasonable time given the anticipated date of Substantial Completion of the Premises, as set forth in the Lease, or which are different from, or not included in, the Standard Improvement Package, provided Landlord informed Tenant in writing that any such requirement would not be available in accordance with the Construction Schedule and would likely cause a delay in the anticipated date of Substantial Completion of the Premises;

     5.7 Changes to the Base, Shell and Core work required by the Approved Working Drawings; or

     5.8  Any other acts or omissions of Tenant, or its agents, or employees.

     Notwithstanding the foregoing, no delay under Sections 5.2, 5.3, 5.5, 5.6,
5.7 or 5.8 above shall be considered a Tenant Delay unless and until Tenant is
(i) provided prior written notice that it is about to suffer a Tenant Delay and is afforded a one (1) business day opportunity

                                      EXHIBIT B
                                         -12-



                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
to cure the same, and (ii) offered the opportunity to incur premium costs (as an Over-Allowance Amount if the Tenant Improvement Allowance has been exceeded) to prevent or minimize such delay if it is possible to do so. Landlord shall not assess any day towards a Tenant Delay for delays caused by Contractor, Landlord or any third parties or due to Force Majeure. For purposes of determining whether a delay by Tenant or Architect constitutes a Tenant Delay, reference shall be made to the critical path schedule for the construction of Tenant Improvements set forth in the Construction Schedule. Landlord and Contractor shall take commercially reasonable actions, remedial or otherwise, to maintain the Construction Schedule notwithstanding any Tenant Delay, provided that this requirement shall not require Landlord or Contractor to incur any additional costs or expenses (e.g., contractor overtime or costs resulting from accelerated delivery) unless Tenant agrees to pay for such additional costs or expenses.

     Notwithstanding anything to the contrary set forth in this Lease or this Tenant Work Letter and regardless of the actual date of the Substantial Completion of the Premises, the Lease Commencement Date for the Premises shall be deemed to be the date the Lease Commencement Date would have occurred if no Tenant Delays, as set forth above, had occurred; provided, however, if the actual date of Substantial Completion of the Tenant Improvements occurs on or before the estimated Lease Commencement Date specified in Section 5 of the Summary, no Tenant Delays shall be deemed to have occurred.

                                     SECTION 6

                         ACCEPTANCE OF TENANT IMPROVEMENTS

     Tenant's taking possession of the Premises shall be an acceptance of the Tenant Improvements except for (i) any "punch list" type items of which Tenant has given Landlord written notice, (ii) any latent defects in the construction of the Tenant Improvements, (iii) Landlord's obligation to correct construction defects, (iv) any warranties made by Landlord and Contractor, and (v) any noncompliance of the Premises with all laws and codes in effect as of the Lease Commencement Date. Tenant shall provide Landlord with Tenant's written list of "punch list" items within ten (10) business days after the Lease Commencement Date. Landlord shall cause Contractor to correct within thirty (30) days of Landlord's receipt of notice thereof any construction deficiencies or other "punch list" items of which Tenant notifies Landlord and Contractor; except that for minor items (such as minor items on backorder) that cannot reasonably be corrected in thirty (30) days, Landlord shall cause correction to occur as soon as reasonably practicable. Any such corrective work shall be performed so as to reasonably minimize any interference or disruption to Tenant and its activities on the Premises.

                                     SECTION 7

                                   MISCELLANEOUS

     7.1 TENANT'S ENTRY INTO THE PREMISES PRIOR TO SUBSTANTIAL COMPLETION. Provided that Tenant and its agents do not interfere with Contractor's work in the Project and the Building, Contractor shall allow Tenant (and its vendors, consultants, contractors, and agents) access to the Building during the forty five (45) day period prior to the estimated Substantial Completion date of the Tenant Improvements (but if such access is to be prior to the issuance of the Temporary Certificate of Occupancy for the Building, then such access shall be only as allowed by the City of San Diego) for the purpose of Tenant installing equipment, furniture or fixtures (including Tenant's data and telephone equipment) in the Premises. Tenant's access shall include reasonable use (subject to scheduling) of any exterior loading and staging areas and the use of stairs, elevators and hoists, roofs and conduits. Tenant's entry into the Premises prior to Substantial Completion pursuant to this Section 7.1 shall be at no cost or charge from Landlord to Tenant including, without limitation, any charge for utilities. Prior to Tenant's entry into the Premises as permitted by the terms of this Section 7.1, Tenant shall submit a schedule to Landlord and Contractor, for their approval, which schedule shall detail the timing and purpose of Tenant's entry. Tenant shall hold Landlord, the Contractor and subcontractors harmless from and

                                      EXHIBIT B
                                         -13-



                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
indemnify, protect and defend Landlord against any loss or damage to the Project or Premises and against injury to any persons caused by Tenant's actions pursuant to this Section 7.1.

     7.2 TENANT'S REPRESENTATIVE. Tenant has designated Robert Urwiler as its sole representative with respect to the matters relating to cost and schedule set forth in this Tenant Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of Tenant in such matters as required in this Tenant Work Letter. Tenant has designated Michele Voth as its local representative with respect to daily decisions required under this Tenant Work Letter that do not relate to cost or schedule, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of Tenant in such matters as required in this Tenant Work Letter.

     7.3 LANDLORD'S REPRESENTATIVE. Landlord has designated Randy Jackson as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

     7.4 TIME OF THE ESSENCE IN THIS TENANT WORK LETTER. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days. In all instances where Landlord or Tenant is required to approve or deliver an item, time is of the essence.

     7.5 TENANT'S LEASE DEFAULT. Notwithstanding any provision to the contrary contained in this Lease, if an event of default as described in Section 19.1 of this Lease has occurred at any time on or before the Substantial Completion of the Tenant Improvements, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord may cause Contractor to cease the construction of the Premises (in which case, Tenant shall be responsible for any delay in the Substantial Completion of the Premises caused by such work stoppage as set forth in Section 5.3 of this Tenant Work Letter), and (ii) all other obligations of Landlord under the terms of this Tenant Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of the Lease.

                                     SECTION 8

                             TENANT REMEDIES FOR DELAY

     8.1 LIQUIDATED DAMAGES FOR DELAY IN SUBSTANTIAL COMPLETION. If the Substantial Completion of the Tenant Improvements has not occurred (or been deemed to have occurred) by the Estimated Lease Commencement Date for such Tenant Improvements as set forth in Section 5 of the Summary (as such date may be adjusted for Excusable Delays, then Landlord shall pay Tenant liquidated damages of One Thousand Five Hundred Dollars ($1,500.00) per day for each day of delay beyond the Estimated Lease Commencement Date (as may be so adjusted) until the date of Substantial Completion or the date this Lease is terminated pursuant to Section 8.2 below. Such liquidated damages shall be paid within thirty (30) days after the end of each month of delay beyond the applicable Estimated Lease Commencement Date (as may be so adjusted). If Landlord fails to pay timely to Tenant the amount representing the liquidated damages owing and if Tenant obtains a final judgment against Landlord for such liquidated damages, and if Landlord fails to pay such judgment within thirty (30) days after the date such judgment is rendered, Tenant shall be entitled to offset such judgment against Base Rent payable by Tenant together with interest at the Interest Rate specified in Article 25 of the Lease from the date of expiration of said thirty
(30) day period until the date of offset (up to a maximum offset each month of twenty percent (20%) of the Base Rent payable for such Building) until the full amount of such judgment (plus such interest) has been so offset.

     LANDLORD AND TENANT AGREE THAT TENANT'S ACTUAL DAMAGES IN THE EVENT OF A DELAY IN THE SUBSTANTIAL COMPLETION DATE BEYOND THE ESTIMATED LEASE COMMENCEMENT DATE (AS MAY BE ADJUSTED), WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE AND THAT THE AMOUNTS DESIGNATED ABOVE AS LIQUIDATED

                                      EXHIBIT B
                                         -14-



                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

     DAMAGES PAYABLE BY LANDLORD TO TENANT IN SUCH EVENTS ARE EACH REASONABLE AMOUNTS TO BE SET AS DAMAGES FOR SUCH EVENTS UNDER THE CIRCUMSTANCES EXISTING AT THE TIME THIS LEASE HAS BEEN ENTERED INTO. IN CONSIDERATION OF THE PAYMENT OF LIQUIDATED DAMAGES, EXCEPT AS EXPRESSLY PROVIDED IN SECTION
     8.2 BELOW, TENANT SHALL BE DEEMED TO HAVE WAIVED ALL OTHER CLAIMS FOR DAMAGES OR RELIEF AT LAW OR IN EQUITY DUE TO SUCH DELAY INCLUDING ANY RIGHTS TO SPECIFIC PERFORMANCE TENANT MAY OTHERWISE HAVE.


          Tenant: [ILLEGIBLE]      Landlord: /s/ Steven L. Black
                  -----------                -------------------


     8.2  TERMINATION RIGHTS.


          8.2.1 DEFINITION OF OUTSIDE DATE. The term "OUTSIDE DATE" shall mean the date which is five (5) months after the date for any Major Project Milestone specified in the Construction Schedule, as such five (5) month period may be extended by any Excusable Delay (subject to Section 8.2.4 below).


          8.2.2 OUTSIDE DATE TERMINATION. In the event that any Major Project Milestone has not occurred by the Outside Date for such Major Project Milestone, then the sole remedy of Tenant (in addition to the remedy specified in Section 8.1 above) shall be the right to deliver a notice to Landlord (the "OUTSIDE DATE TERMINATION NOTICE") electing to terminate this Lease effective upon receipt of the Outside Date Termination Notice by Landlord (the "EFFECTIVE DATE"). However, until the Lease Commencement Date occurs, Tenant may elect to terminate the leases of any or all of the Adjacent Buildings effective as of the Effective Date by giving to Landlord notice thereof in the Outside Date Termination Notice (except that the Effective Date for the termination of the Building 1 Lease shall be the date so specified in the Outside Date Termination Notice, which date shall be at least twelve (12) months and not more than twenty-four (24) months after the date of such notice). Landlord and Tenant acknowledge that Tenant's right to terminate any of the Adjacent Building Leases pursuant to this Section 8.2 shall cease as of the Lease Commencement Date. The Outside Date Termination Notice must be delivered by Tenant to Landlord, if at all, not earlier than the applicable Outside Date and not later than ten (10) business days after the applicable Outside Date. If Tenant timely delivers the Outside Date Termination Notice to Landlord, then Landlord shall have the right to suspend the Effective Date for a period ending thirty (30) days after the original Effective Date. In order to suspend the Effective Date, Landlord must deliver to Tenant, within ten (10) business days after Landlord's receipt of the Outside Date Termination Notice, a written statement from the general contractor certifying that it is such contractor's best, good faith judgment that the applicable Major Project Milestone will occur within thirty (30) days after the original Effective Date. If the applicable Major Project Milestone occurs within said thirty (30) day suspension period, then the Outside Date Termination Notice shall be of no further force or effect; if, however, the applicable Major Project Milestone does not occur within said thirty (30) day suspension period, then this Lease (and the other leases so specified in the Outside Date Termination Notice) shall terminate as of the date of expiration of such thirty
(30) day period (or, for Building 1, as of the date so specified in the Outside Date Termination Notice).


          8.2.3 PROSPECTIVE EXTENSION OF OUTSIDE DATE. If, prior to any applicable Outside Date, Landlord determines that any particular Major Project Milestone will not occur by the applicable Outside Date, Landlord shall have the right to deliver a written notice ("OUTSIDE DATE EXTENSION NOTICE") to Tenant stating Landlord's opinion as to the date by which the Major Project Milestone will occur and Tenant shall be required, within ten (10) business days after receipt of such Outside Date Extension Notice, to either deliver the Outside Date Termination Notice (in which case this Lease (and the other Adjacent Building Leases so specified in the Outside Date Termination Notice subject to the restrictions specified in Section 8.2.2 above)

                                      EXHIBIT B
                                         -15-



                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
shall terminate) or to agree to extend the applicable Outside Date (and any subsequent Outside Dates for the Building) to that date which is set by Landlord in the Outside Date Extension Notice. Failure of Tenant to so respond in writing within said five (5) business day period shall be deemed to constitute Tenant's agreement to extend the applicable Outside Date (and any subsequent Outside Dates for the Building) to that date which is set by Landlord in the Outside Date Extension Notice. If such Outside Date is so extended, Landlord's right to request Tenant to elect to either terminate or further extend such Outside Date shall remain and shall continue to remain, with each of the notice and response periods set forth above, until the applicable Major Project Milestone occurs or until this Lease is terminated.

          8.2.4 LIMITATION ON FORCE MAJEURE EXTENSIONS. Notwithstanding anything to the contrary contained in this Section 8.2 above, the date for any Major Project Milestone specified in the Construction Schedule may only be extended for Force Majeure (whether or not such Major Project Milestone is also extended pursuant to Section 8.2.1 for reasons other than Force Majeure) for up to a maximum of one (1) year. If Force Majeure extends any Major Project Milestone for one (1) year, without limitation on Tenant's rights under Section
8.2.2 above, Tenant shall have the right to deliver a notice to Landlord (the "FORCE MAJEURE TERMINATION NOTICE") electing to terminate this Lease effective upon receipt of the Force Majeure Termination Notice by Landlord (the "FORCE MAJEURE EFFECTIVE DATE"). However, until the Lease Commencement Date occurs, Tenant may elect to terminate the leases of any or all of the Adjacent Buildings effective as of the Force Majeure Effective Date by giving to Landlord notice thereof in the Force Majeure Termination Notice (except that the Force Majeure Effective Date for the termination of the Building 1 Lease shall be the date so specified in the Force Majeure Termination Notice, which date shall be at least twelve (12) months and not more than twenty-four (24) months after the date of such notice). Landlord and Tenant acknowledge that Tenant's right to terminate any Adjacent Building Leases pursuant to this Section 8.2.4 shall cease as of the Lease Commencement Date. The Force Majeure Termination Notice must be delivered by Tenant to Landlord, if at all, within thirty (30) calendar days after the date upon which Tenant's right to deliver the Force Majeure Termination Notice to Landlord is triggered. However, if Force Majeure extends for greater than one (1) year, thereby triggering Tenant's right to deliver the Force Majeure Termination Notice to Landlord, and if Tenant elects not to deliver such Force Majeure Termination Notice to Landlord, and if Force Majeure continues for an additional year, then Tenant shall have an additional right to deliver the Force Majeure Termination Notice to Landlord within thirty (30) days after the expiration of such two (2) year period based upon the date for any Major Project Milestone being extended by Force Majeure for two (2) years. However, if Tenant does not elect to deliver the Force Majeure Termination Notice to Landlord based upon the two (2) year extension for Force Majeure, Tenant shall not thereafter have the right to deliver the Force Majeure Termination Notice to Landlord whether or not Force Majeure continues beyond such two (2) year period.

          8.2.5 ACCELERATION OF TERMINATION RIGHT FOR LACK OF REASONABLE ASSURANCES. If one (1) or more Force Majeure events extends the date for any Major Project Milestone (whether or not such Major Project Milestone is also extended pursuant to Section 8.2.1 for reasons other than Force Majeure) for a period in excess of the "Accelerated Force Majeure Period" (as that term is defined below) and if Landlord does not deliver to Tenant within fifteen (15) days thereafter a statement providing reasonable assurances to Tenant that the Force Majeure delay will last for a total period of less than one (1) year, Tenant shall be entitled to deliver the Force Majeure Termination Notice to Landlord within ten (10) days after the expiration of such fifteen (15) day period (rather than waiting until the expiration of the one (1) year period specified in Section 8.2.4 above). The one (1) year period described in this
Section 8.2.5 above may be referred to as the "AGGREGATE FORCE MAJEURE PERIOD" and the fifteen (15) day period described in this Section 8.2.5 above may be referred to as the "DELIVERY PERIOD." The term "ACCELERATED FORCE MAJEURE PERIOD" shall mean a total of one hundred eighty (180) days of delay for events of Force Majeure which may affect office construction projects in San Diego County generally (e.g., labor strikes, material shortages and permit moratoriums) or a period of one hundred twenty (120) total days of Force Majeure delay for Force Majeure events which are particular to the Project and do not apply to office construction in general. Notwithstanding the foregoing, Landlord shall have five (5) separate options to extend the Accelerated Force Majeure Period and

                                       EXHIBIT B
                                         -16-

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
the Aggregate Force Majeure Period for thirty (30) days each ("FORCE MAJEURE EXTENSION OPTIONS"). In order to exercise a Force Majeure Extension Option, Landlord must so notify Tenant in writing within the Delivery Period (as to the first (1st) Force Majeure Extension Option) or prior to the expiration of the previous thirty (30) day period for extension of the Accelerated Force Majeure Period (with respect to each of the four (4) subsequent Force Majeure Extension Options). In addition, in order to properly exercise any such Force Majeure Extension Option, Landlord must pay to Tenant Forty-Five
Thousand Dollars ($45,000.00) within thirty (30) days after Landlord's notice to Tenant of the exercise of such option, for each option so exercised. If Landlord properly exercises any such Force Majeure Extension Option, the Accelerated Force Majeure Period and the Aggregate Force Majeure Period shall each be extended for thirty (30) days for each such option so exercised.


                                  SECTION 9

                           COONTINUITY OF LANDLORDS

     Landlord acknowledges and agrees that Tenant has entered into this Lease in reliance upon Landlord's reputation and ability to do all things necessary for the proper construction and lien free completion of all Project improvements. Accordingly, Landlord agrees not to sell its interest in any uncompleted building in the Project (or otherwise assign its interest and duties hereunder as to any uncompleted building in the Project) until after the Lease Commencement Date has occurred for the initial Floor Group in Building 3 (or if the Lease for Building 3 is terminated, until the termination date for such Lease) except for (i) transfers between or among entities affiliated with Kilroy Realty Corporation (i.e., entities controlled, controlled by or under common control with Kilroy Realty Corporation); (ii) a merger or sale of all or substantially all of the assets, stock, partnership interests and/or limited liability company interests of, or owned by, Kilroy Realty Corporation and/or its affiliates; (iii) a sale, contribution or distribution to a partnership, corporation, joint venture, limited liability company or other ownership structure, where Kilroy Realty Corporation or its affiliate(s) retains responsibility for managing the development of the Project; or (iv) any transfer resulting from foreclosure, trustee's sale or deed in lieu of foreclosure. Upon the Lease Commencement Date for the initial Floor Group in Building 3, the restrictions specified in this Section 9 shall terminate.


                                      EXHIBIT B
                                         -17-



                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                                     SCHEDULE 1

                               CONSTRUCTION SCHEDULE

                            MILESTONE DATES - BUILDING 2

                  BASE, SHELL AND CORE
                  --------------------
        Event                                                 Date
        -----                                                 ----
  1     Completion of Schematic Design                        Done
  2     Completion of Base, Shell and Core Drawings Working   Done
        Drawings
 *3     Submittal to City of San Diego for Permits            Done
 *4     Obtaining all Building and other Permits for
        Construction of Base, Shell and Core                  Done
 *5     Commencement of Construction                          Done
  6     Completion of Slab-on-Grade                           July 23, 1999
 *7     Completion of Vertical Construction                   December 10, 1999
  8     Completion of Roof Framing                            December 24, 1999
 *9     Completion of Construction of Base, Shell and
        Core/Certificate of Occupancy/Shell Completion Date   May 1, 2000


Notes:    Items marked with an "*" are Major Project Milestones


             TENANT IMPROVEMENTS
             -------------------
 1.     Delivery by Tenant of Final Space Plan for Landlord
        Approval                                              June 18, 1999
 2.     Delivery by Tenant of Working Drawings for Landlord
        Approval                                              October 27, 1999


                                      SCHEDULE 1
                                         -1-

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                                  SCHEDULE 2

                         STANDARD IMPROVEMENT PACKAGE


TENANT IMPROVEMENT STANDARD SPECIFICATIONS                  KILROY CARMEL CENTER
--------------------------------------------------------------------------------
CARRIER JOHNSON PROJECT NO. 4246.00                          MAY 4, 1999 (DRAFT)



1.0    PARTITIONS
--------------------------------------------------------------------------------

1.1    1 HOUR PARTITION: (One-Hour Rated Assembly)

       a. Provide metal studs at walls & sub-ceiling (where indicated as a 'tunnel' assembly); size, gauge and spacing per details illustrated on drawings.
       b. 5/8" Type "X" gypsum board, one layer each side, attached to studs with screws as required by code and as recommended by the Gypsum Association.
       c. Continuous fire tape at all joints to maintain fire rated assembly.
       d. All physical penetrations through fire rated assembly shall be sealed with UL Listed and approved sealant compounds.
       e. All mechanical duct penetrations through one-hour assemblies shall be fitted with 20-minute rated combination smoke/fire dampers. Such assemblies shall be tied to the central fire alarm system as required by code.
       f. Diagonal bracing shall be installed per details illustrated on drawings.
       g. Install metal casing beads at all exposed corners and edges, as applicable.
       h. All joints and surfaces shall be taped and sanded smooth to receive primer and paint or wallcovering (Note: no texture on painted walls; all painted surfaces shall be 'smooth').

1.2    2 HOUR PARTITION: (Two-Hour Rated Assembly)


       a. Provide metal studs at walls & sub-ceiling (where indicated as a 'tunnel' assembly); size, gauge and spacing per details illustrated on drawings.
       b. 5/8" Type "X" gypsum board, two layers each side, attached to studs with screws as required by code and as recommended by the Gypsum Association. Second layer of gypsum board shall be installed at right angles over the first layer with joints staggered.
       c. Continuous fire tape at all joints to maintain fire rated assembly.
       d. All physical penetrations through fire rated assembly shall be sealed with UL Listed and approved sealant compounds.
       e. All mechanical duct penetrations through one-hour assemblies shall be fitted with 90-minute rated combination smoke/fire dampers. Such assemblies shall be tied to the central fire alarm system as required by code.
       f. Diagonal bracing shall be installed per details illustrated on drawings.
       g. Install metal casing beads at all exposed corners and edges, as applicable.
       h. All joints and surfaces shall be taped and sanded smooth to receive primer and paint or wallcovering (Note: no texture on painted walls; all painted surfaces shall be 'smooth').



                                  SCHEDULE 2
                                      -1-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]

TENANT IMPROVEMENT STANDARD SPECIFICATIONS                  KILROY CARMEL CENTER
--------------------------------------------------------------------------------
CARRIER JOHNSON PROJECT NO. 4246.00                          MAY 4, 1999 (DRAFT)



1.3    STANDARD INTERIOR OFFICE PARTITION:

       a. Provide 2-1/2"-25 gage metal studs at 16" O.C. at walls (or as otherwise noted) per details illustrated on drawings.
       b. 5/8" standard gypsum board, one layer each side, attached to studs with screws as required by code and as recommended by the Gypsum Association.
       c. Partition height shall extend to underside of suspended acoustical ceiling grid (+10'-0" AFF, nominal); or shall extend 6" above ceiling grid plane. Refer to wall types and referenced details illustrated on drawings.
       d. Partitions terminating at curtainwall and/or storefront framing systems shall receive a continuous neoprene sound gasket between the mullion and the metal wall trim cap.
       e. Diagonal bracing shall be installed per details illustrated on the drawings.
       f. Install metal casing beads at all exposed corners and edges, as applicable.
       g. All joints and surfaces shall be taped and sanded smooth to receive primer and paint or wallcovering (Note: no texture on painted walls; all painted surfaces shall be 'smooth').


1.4    STANDARD INTERIOR OFFICE ACOUSTICAL PARTITION:

       a. Provide 2-1/2"-25 gage metal studs at 16" O.C. at walls (or as otherwise noted) per details illustrated on drawings.
       b. 5/8" standard gypsum board, one layer each side, attached to studs with screws as required by code and as recommended by the Gypsum Association.
       c. Partition height shall extend from floor slab to underside of metal or roof deck above (+13'-6" AFF, nominal). Refer to wall types and referenced details illustrated on drawings.
       d. Partitions terminating at curtainwall and/or storefront framing systems shall receive a continuous neoprene sound gasket between the mullion and the metal wall trim cap.
       e. Provide continuous bead of acoustical sealant between bottom edge of gypsum board panels and floor slab. Cut gypsum board panels at top of wall to fit undulations of metal deck structures and seal all gaps with drywall taping compound.
       f. Install R-8 unfaced fiberglass sound batts in cavity between studs, full height of partition.


                                  SCHEDULE 2
                                      -2-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]

TENANT IMPROVEMENT STANDARD SPECIFICATIONS                  KILROY CARMEL CENTER
--------------------------------------------------------------------------------
CARRIER JOHNSON PROJECT NO. 4246.00                          MAY 4, 1999 (DRAFT)



2.0    COLUMN COVERS, CORE WALLS, PERIMETER SOFFITS
--------------------------------------------------------------------------------

       a. Provide either 1-1/2" or 2-1/2"-25 gage metal studs at 16" O.C. (or as otherwise noted or configured) per details illustrated on drawings.
       b. Furnish and install 5/8" standard gypsumboard, one layer around interior and perimeter columns, attached to studs with screws as required by code and as recommended by the Gypsum Association.
       c. Provide and install R-8 unfaced sound batt insulation at all furred columns where plumbing lines occur, typical.
       d. All joints and surfaces shall be taped and sanded smooth to receive primer and paint or wallcovering (Note: no texture on painted walls; all painted surfaces shall be 'smooth').


3.0    DOORS, FRAMES, HARDWARE
--------------------------------------------------------------------------------

3.1    ONE-HOUR CORRIDOR DOOR ASSEMBLY:

       a. Doors shall be WEYERHAEUSER Architectural Doors, Solid Core Wood Veneer Door with matching edges, 20 minute rated, 3'-0" x 8'-10" x 1-3/4" (U.N.O.). Doors shall conform to A.W.I. standards and carry a lifetime guarantee. Doors shall be pre-finished with Weyerhaeuser Plain Sliced Cherry with Standard Finish 28-95 "Toast". All applicable listing labels shall be provided and securely fastened to doors.

       b. Aluminum door frames shall be WESTERN INTEGRATED MANUFACTURING, throat size as varies with partition type and thickness, minimum 20 minute rated with applicable listing labels provided and securely fastened to frame. Color: Black Anodized.

       c.   Hardware:

            i.      Single

            4 each  Butts
            1 each  Lockset
            1 each  Closer
            1 each  Stop
            1 each  Smokeseal



                                  SCHEDULE 2
                                      -3-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]

TENANT IMPROVEMENT STANDARD SPECIFICATIONS                  KILROY CARMEL CENTER
--------------------------------------------------------------------------------
CARRIER JOHNSON PROJECT NO. 4246.00                          MAY 4, 1999 (DRAFT)

            ii.     Pair

            8 each  Butts
            2 each  Closer
            1 each  Lockset
            1 each  Dummy
            1 each  Flushbolt
            1 each  Coordinator
            1 each  Astragal
            2 each  Stop
            2 each  Smokeseal
            1 each  Dustproof
                    Strike
            2 each  Electro Magnetic
                    Hold Open

3.2    INTERIOR DOOR ASSEMBLY:

       a. Doors shall be WEYERHAEUSER Architectural Doors, Solid Core Wood Veneer Door with matching edges, 3'-0" x 8'-10" x 1-3/4" (U.N.O.). Doors shall conform to A.W.I. standards and carry a lifetime guarantee. Doors shall be pre-finished with Weyerhaeuser Plain Sliced Cherry with Standard Finish 28-95 "Toast". All applicable listing labels shall be provided and securely fastened to doors.

       b. Aluminum door frames shall be WESTERN INTEGRATED MANUFACTURING, throat size as varies with partition type and thickness. Color:
            Black Anodized.

       c.   Hardware.

            i.      Single

            4 each  Butts
            1 each  Latchset
            1 each  Stop

            ii.     Single Locking

                    a. All the above. In place of latchset, provide lockset.

            iii.    Single with Closer

                    a. All the above, plus closer.



                                  SCHEDULE 2
                                      -4-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]

TENANT IMPROVEMENT STANDARD SPECIFICATIONS                  KILROY CARMEL CENTER
--------------------------------------------------------------------------------
CARRIER JOHNSON PROJECT NO. 4246.00                          MAY 4, 1999 (DRAFT)



            iv.     Pair

            8 each  Butts
            2 each  Closer
            1 each  Latchset
            1 each  Dummy
            1 each  Flushbolt
            1 each  Coordinator
            1 each  Astragal
            2 each  Stop
            1 each  Dustproof
                    Strike


4.0    SUSPENDED GRID CEILINGS
--------------------------------------------------------------------------------

4.1    GENERAL INSTALLATION REQUIREMENTS:

       a. Install ceiling under the supervision of an experienced superintendent. Consult with and coordinate installation with other trades. Install ceiling using laser level within a tolerance of 1/8" in 12 feet in any direction.

       b. Pattern: Unless otherwise indicated or specified, install ceilings in a regular pattern without border, joint lines parallel to walls. Install acoustical units symmetrically about centerlines of each room or space (unless specifically noted otherwise on drawings), avoiding narrow units at walls.

       c. Framing for Lighting and Mechanical Fixtures: Obtain necessary data from other trades and provide additional hanger wire and framing in suspended grids as required to support lighting and mechanical fixtures.

       d. Lateral Bracing: Lateral bracing for suspended ceiling must be provided (UBC Table 23-j). Where ceiling loads are less than 5PSF and not supporting interior partitions, ceiling bracing shall be provided by four (4) No. 12 gauge wires secured to the main runner within 2 inches from the cross runner intersection and splayed 90 degrees from each other at an angle not exceeding 45 degrees from the plane of the ceiling. These horizontal restraint points shall be placed 12 feet o.c. in both directions with the first point within 4 feet from each wall. Attachment of the restraint wires to the structure above shall be adequate for the load imposed.


                                  SCHEDULE 2
                                      -5-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]

TENANT IMPROVEMENT STANDARD SPECIFICATIONS                  KILROY CARMEL CENTER
--------------------------------------------------------------------------------
CARRIER JOHNSON PROJECT NO. 4246.00                          MAY 4, 1999 (DRAFT)



       e. Hanger Wires: Space wires at maximum 48" centers along main tees and connect to structure above. Provide: 2 safety wires per mechanical diffuser, 2 per light fixture and 4 at main runner within 3" of fixture.

       f. Ceiling Offsets: Provide trim pieces and/or accessories where illustrated on drawings or as necessary to properly finish or transition offsets or ceiling breaks.

       g. Seismic Bracing: Provide splayed bracing wires as shown and required by the Uniform Building Code. Provide compression struts at 12'-0" o.c., both directions fastened to the main runner and a structural member above. Repair, Cleaning and Completion: Remove and replace all discolored, broken or damaged materials. Completed ceilings shall present a smooth level surface free of edge or corner offsets, cupping, scratches, gouges or other defects. Clean exposed surfaces and remove foreign matter.


4.2    2 x 2 ACOUSTICAL CEILING:

       a.   Suspension Grid: ARMSTRONG, "Suprafine" XL 9/16" Exposed Tee.
       b. Ceiling Tile: ARMSTRONG, "Hi-LR Ultima" RH90 2 x 2 #1792 beveled tegular lay in.
       c.   Ceiling heights vary and are as noted on plans.


4.3    DRYWALL CEILING:

       a.   Carrying channel at 24" on center.
       b. 1-1/2" cold-rolled carrying channel at 48" on center with hanger wire spaced a maximum of 48" on center along carrying channel.
       c.   5/8" gypsum wallboard.
       d. Seismic bracing as required per the Uniform Building Code and as noted on drawings.
       e. All joints and surfaces shall be taped and sanded smooth to receive primer and paint. (Note: no texture; all painted surfaces shall be 'smooth').
       f. Locate all mechanical and electrical equipment requiring access in 2' x 2' lay-in ceiling to avoid access doors in gypsum board ceilings, where possible.


                                  SCHEDULE 2
                                      -6-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]

TENANT IMPROVEMENT STANDARD SPECIFICATIONS                  KILROY CARMEL CENTER
--------------------------------------------------------------------------------
CARRIER JOHNSON PROJECT NO. 4246.00                          MAY 4, 1999 (DRAFT)



5.0    FINISHES
--------------------------------------------------------------------------------

       NOTE: PROVIDE CUTTINGS, BRUSH-OUTS, SAMPLES, ETC. OF ACTUAL DYE LOTS, OR PRODUCTION RUNS FOR ARCHITECT'S AND INTERIOR DESIGNER'S APPROVAL.

5.1    PAINT:

       a. Provide paint color as specified on finish plans - one (1) coat primer base, two (2) coats flat water base latex acrylic.

5.2    CARPET:

       a.   Standard multicolored loop tenant improvement carpet shall be:
            Face weight: 32 oz.;
            Guage: 1/10 inch;
            Backing: Action Bac. Direct glue installation.

       b.   Standard cut pile tenant improvement carpet shall be:
            Face weight: 32 oz.;
            Guage: 1/10 inch;
            Backing:  Action Bac. Direct glue installation.

5.3    VINYL COMPOSITION TILE:

       a. Vinyl composition tile (VCT) shall be: ARMSTRONG, "Imperial Texture". Colors as selected from standard range.

5.4    RESILIENT SHEET FLOORING:

       a. Resilient sheet flooring shall be: ARMSTRONG, "Standard Excelon". Colors as selected from standard range.

5.5    RUBBER BASE:

       a. Rubber base shall be: ROPPE, 4" topset; straight base at carpeted areas and coved at all hard surface areas. Colors as selected from standard range.


                                  SCHEDULE 2
                                      -7-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]

TENANT IMPROVEMENT STANDARD SPECIFICATIONS                  KILROY CARMEL CENTER
--------------------------------------------------------------------------------
CARRIER JOHNSON PROJECT NO. 4246.00                          MAY 4, 1999 (DRAFT)



6.0    MILLWORK

11.0   GENERAL:

       a. See millwork plans, details and notes for configuration and fabrication specifications.
       b.   Millwork shops drawings shall be WIC approved.
       c. All fabrications shall conform to WIC standards for "Premium Grade" U.N.O. and be certified as such.
       d. Submit shop drawings, samples, finishes for Architect's and Interior Designer's approval prior to fabrication and installation.



                                  SCHEDULE 2
                                      -8-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]

KILROY CARMEL CENTER                                    BUILDING STANDARD TENANT
SAN DIEGO, CA                                          IMPROVEMENT SPECIFICATION

SECTION 15300 - FIRE PROTECTION SYSTEMS


A.     GENERAL

       All work shall be in strict conformance with but not limited to:

            Uniform Plumbing Code
            Uniform Building Code
            Uniform Fire Code
            Local Fire Department Regulations
            National Fire Protection Association
            All other Authorities Having Jurisdiction


B.     SCOPE OF WORK

       1.   Work Included:

            a. This contract shall include all work necessary for a complete automatic fire sprinkler system for the tenant improvement of the shell building.
            b. The shell building includes necessary standpipes, tamper switches, flow and alarm switches and alarm bell.



B.     SYSTEM REQUIREMENTS

       1. The entire tenant improvement of the building shall be provided with a hydraulically calculated automatic fire sprinkler system for each occupancy classification.

       2. Minimum densities for areas of coverage shall be determined by the City of San Diego Fire Department. Hydraulically calculate water protection systems. Form sheets, summary sheets, detailed work sheets and graphs shall be in strict accordance with the required and advisory provisions of NFPA 13; 7-3.

       3.   Tenant spaces shall be sized for Ordinary Hazard Group 1.

       4. The system shall be designed for earthquakes and shall include all materials necessary to provide the system complete and ready for use. Design and install the system to give full consideration to blind spaces, piping, electrical equipment, ductwork and other construction and equipment in accordance with detailed drawings to be submitted for approval.

       5. Devices and equipment for fire protection service shall be UL listed and FM approved for the specific purpose for which the item is used in sprinkler systems.

PRELIMINARY DRAFT                                DIVISION 15 - FIRE PROTECTION
May 4, 1999                                                     PAGE 15300 - 1

                                  SCHEDULE 2
                                      -9-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]

KILROY CARMEL CENTER                                    BUILDING STANDARD TENANT
SAN DIEGO, CA                                          IMPROVEMENT SPECIFICATION



C.     MATERIALS

       1.   Buried pipe and fittings: N/A

       2.   Above ground pipe and fittings:

            a. 2-inch and smaller: ASTM A53 or ASTM A135 Schedule 40 black steel pipe with ANSI B16.3 Class 150 malleable iron threaded fittings, Dynaflow or equal.

            b. 2 1/2-inch and larger: ASTM A135 Schedule 40 black steel pipe with ANSI B16.3 Class 150 malleable iron threaded fittings, Dynaflow pipe, or rolled groove pipe with mechanical joint grooved coupling fittings; or ASTM A135 Schedule 10 welded steel pipe with rolled groove ends and mechanical joint grooved coupling fittings. Cut grooving of pipe will not be permitted.

            c.   Flanged fittings: ANSI B16.1 Class 125 cast iron.

            d.   Flanges: ANSI B16.1 Class 125 cast iron.

       3.   Gate Valves:

            a. 4-inch and larger: UL listed and labeled, FM approved, 175 psi OS&Y type, iron body, bronze mounted.
            b. 3-inch and smaller: UL listed and labeled, FM approved, 175 psi OS&Y type, bronze body gate with solid wedge.

       4. Check Valves: UL listed and labeled, FM approved, 175 psi iron body, bronze mounted, horizontal swing check valve with bolted bonnet and flanged end connections. Check valves shall be designed for replacement of internal parts without removal of valve body from piping with the exception that water check valves may be used with freestanding Fire Department Connections.

       5. Butterfly Valves: UL listed and labeled. FM approved, 175 psi bronze body, threaded ends, stainless steel disc and stem, two inch maximum pipe size with integral tamper switch, and geared slow-close mechanism.

       6. Drain Valve: UL listed and labeled, FM approved, 175 psi bronze body gate valve, OS&Y type, solid wedge bronze disc; or class 150, 400 lb. WWP, conventional port, bronze, two-piece construction ball valve.

       7.   Sprinkler Heads:

            a. Spacing and number of heads shall comply with recommendations of NFPA 13 for type of occupancy involved.

            b. Sprinkler Heads: UL listed and labeled and FM approved for installation in the hazard classification as indicated and by the agencies listed above; 165 degree F rated fusible link, 1/2 inch orifice, standard response.

PRELIMINARY DRAFT                                DIVISION 15 - FIRE PROTECTION
May 4, 1999                                                     PAGE 15300 - 2

                                  SCHEDULE 2
                                     -10-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]

KILROY CARMEL CENTER                                    BUILDING STANDARD TENANT
SAN DIEGO, CA                                          IMPROVEMENT SPECIFICATION

                 .1 Finished ceiling Areas: Recessed, chrome-plated brass pendant heads, matching chrome plated adjustable metal escutcheon.
                 .2 Exposed Piping: Upright or pendant type; natural brass finish.


D.     EQUIPMENT

       1.   N/A



                                END OF SECTION

PRELIMINARY DRAFT                                DIVISION 15 - FIRE PROTECTION
May 4, 1999                                                     PAGE 15300 - 3

                                  SCHEDULE 2
                                     -11-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]

KILROY CARMEL CENTER                                    BUILDING STANDARD TENANT
SAN DIEGO, CA                                          IMPROVEMENT SPECIFICATION


SECTION 15400 - PLUMBING SYSTEMS DESCRIPTIONS

A.     GENERAL

       All work shall be in strict conformance with but not limited to:

            Uniform Plumbing Code
            Uniform Building Code
            Uniform Fire Code
            Local Fire Department Regulations
            National Fire Protection Association
            All other Authorities Having Jurisdiction

B.     SCOPE OF WORK

       1.   Work Included:

            a. This contract shall cover all plumbing systems for the tenant improvement design. Utilities shall be connected to and extended from points-of-connection from the original building shell.

            b. Piped utilities required by the installation of HVAC equipment/systems for the tenant improvements to the building.

       2.   Work Excluded:

            a. Plumbing sanitary and vent mains, potable water mains, condensate drains for building shell rooftop units, roof and storm water mains, shell toilet rooms and janitors closets.

B.     SYSTEM REQUIREMENTS

       1.   Principal systems to be included in the tenant design:

            a. Convenience sinks required by tenant for lunch/coffee rooms. With local instahot water heater.

            b. Potable cold water for drinking fountain system throughout the building.

            c. All drain piping from any HVAC equipment installed as part of the tenant improvement that would generate condensate.

            d. An hydraulically calculated automatic fire sprinkler system, extended from the building shell to be installed in the tenant improvement ceilings.

       2.   Materials:

            a. Soil, Waste and Vent Above Ground: Service-weight, no-hub cast-iron pipe and fittings.

PRELIMINARY DRAFT                                           DIVISION 15-PLUMBING
May 4, 1999                                                       PAGE 15400 - 1

                                    SCHEDULE 2
                                       -12-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

KILROY CARMEL CENTER                                    BUILDING STANDARD TENANT
SAN DIEGO, CA                                          IMPROVEMENT SPECIFICATION

            b.   Soil, Waste and Vent Below Ground and to 5'-0" Outside of
                 Building: Service-weight, cast-iron hub & spigot pipe and fittings.

            c. Water and Condensate Drain Piping Above Ground: Type "M" hard-drawn copper type, ASTM B88, and wrought copper fittings, ANSI B1 6.22. All hot water supply piping shall be insulated with 1 inch thick fiberglass insulation for sizes up to 2-1/2 inch size, 1-1/2 inch thick above 2-inch size piping. Condensate drain piping above ceilings shall be insulated.

            d. Water Piping Below Ground 4-inches and Smaller: Type "K" hard-drawn copper tubing, ASTM B88, and wrought copper fittings ANSI B 16.22, silver brazed joints.

            e. Natural Gas Piping: Buried piping shall be Polyethylene (P.E.) per ASTM D2513. Above grade shall be Schedule 40 black steel pipe per ASTM D2513.

            f. Indirect Drains: Type "M" copper fittings, ANSI B16.22, solder joint type. Insulate with Manville Micro-Lok 650AP.

       3.   Equipment:
            a.   N/A



       4.   Plumbing Fixtures:

            a. Sinks as required and described in architectural floor plans. If no description is provided, install 20 gage stainless steel sink with standard single lever faucet.

            b. Electric Water Cooler: Barrier-free, wall hung water cooler with push bar control and equipped for handicap usage.

       5.   Drains:

            a. N/A


                                END OF SECTION



PRELIMINARY DRAFT                                           DIVISION 15-PLUMBING
May 4, 1999                                                       PAGE 15400 - 2

                                    SCHEDULE 2
                                       -13-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

KILROY CARMEL CENTER                                    BUILDING STANDARD TENANT
SAN DIEGO, CA                                          IMPROVEMENT SPECIFICATION

SECTION 15800 - HEATING, VENTILATING AND AIR CONDITIONING SYSTEMS DESCRIPTIONS

A.     CODES AND REGULATIONS

       All work shall be in strict conformance with, but not limited to:

            Uniform Mechanical Code - UMC 1997
            Uniform Building Code - UBC 1997
            CEC Title 24 Energy Standards
            Fire Department Regulation
            City of San Diego Requirements
            All other Authorities Having Jurisdiction

B.     SCOPE OF WORK

       1.   Tenant Improvement (TI) Work:

            a. All main air moving equipment including all air handling units, exhaust fans, hot water boilers and pumps, variable air volume with hot water reheat terminals for the building core and all associated vertical ductwork and heating hot water piping, and DDC control backbone will be installed as part of the shell work. Five rooftop VAV units, one per floor are provided with cooling only, and are based on a nominal 350 sf/ton.

            b. Tenant shall provide all extensions of duct, piping, electronic VAV boxes, DDC thermostats, control power and wiring, smoke/fire dampers, diffusers and grilles for all tenant improvements. Any specialty tenant requirement, such as Kitchen exhaust will be designed and installed during the TI work.

            c. Any controls associated with the operation of the VAV boxes, reheat coils and equipment added as TI work including sub-control panels and thermostats required for the environmental controls will be done as part of the TI work.

C.     ENVIRONMENTAL DESIGN CONDITIONS

       The following criteria will be used for sizing the heating and cooling plants:

       1.   Outdoor Ambient Design Conditions:

                 Summer (mean 0.5%):             83DEG F dB 69DEG F wB
                                                 13DEG F dB outdoor daily range
                 Winter (0.2%):                  42DEG F dB

                 Note: 88DEG F dB, 70DEG F wB is the 0.1% mean temperature: we assume the less conservative 0.5% temperature is acceptable for this project.

       2.   Indoor Conditions for Air Conditioned Area:


PRELIMINARY DRAFT                                         DIVISION 15-MECHANICAL
May 4, 1999                                                       PAGE 15800 - 1

                                    SCHEDULE 2
                                       -14-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

KILROY CARMEL CENTER                                    BUILDING STANDARD TENANT
SAN DIEGO, CA                                          IMPROVEMENT SPECIFICATION

                 All floors                    70DEG F dB +/- 2DEG F dB (winter)
                                               72F dB +/- 2F dB (Summer)
                                               60% RH (no low end humidity
                                               control)




                 Electrical, Telecommunication   No Temperature Control -
                 Rooms:                          Ventilation only - if Tenant
                                                 Equipment mounted within a
                                                 room requires a controlled
                                                 environment, it shall be
                                                 provided as part of the TI





D.     VENTILATION AIR REQUIREMENTS

       Outdoor air for ventilation will be based on the American Society of Heating Ventilation and Air Conditioning Engineers (ASHRAE) Standard 62-1989, Ventilation for Acceptable Indoor Air Quality.

E.     ENERGY USE AND CONSERVATION

       The Energy Efficiency Standard, Title 24, will be used as the basis of the design.

F.     HEATING HOT WATER SYSTEM

       1. The heating for the building will be by hot water, generated on site by a rooftop boiler plant. The boilers, pumps and controls will be installed as part of the building shell, along with valved riser system to each floor.

       2. Tenant improvement shall extend the heating hot water system to heating coils at each VAV terminal with automatic flow control valves, two way solenoids and a three way valve at four of the most remote VAV boxes on each floor.

       3. Heating hot water piping shall be type M copper with wrought fittings, insulated.

G.     MISCELLANEOUS VENTILATION/EXHAUST SYSTEMS

       The following exhaust system will be installed within the scope of the shell building design, it is assumed that ambient outside air (1) and building air (2) (3) shall provide makeup air to the exhausted area:

                 (1)   Elevator Machinery Room on roof.

                 (2)   Electrical/telecom Rooms

                 (3)   Janitors closets.


PRELIMINARY DRAFT                                         DIVISION 15-MECHANICAL
May 4, 1999                                                       PAGE 15800 - 2

                                    SCHEDULE 2
                                       -15-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

KILROY CARMEL CENTER                                    BUILDING STANDARD TENANT
SAN DIEGO, CA                                          IMPROVEMENT SPECIFICATION



H.     TI CONTROLS

       1. An electronic direct digital control (DDC) system shall incorporate stand alone, remote control units at each of the new air handling units. Electronic digital control will be provided at the zone level.

       2. The controls will automatically operate the HVAC system and provide the necessary change-over commands for the occupied and non-occupied temperature and ventilation schedules. The system shall provide the necessary monitoring, alarm, and by-pass for efficient energy management.

I.     Specification Sections

       The following specification sections will be provided:

       1.   Division 15

            a.   Section 15010   Mechanical General Requirements

            b.   Section 15060   Hangers and Supports

            c.   Section 15090   Mechanical Identification

            d.   Section 15240   Vibration and Seismic Isolation

            e.   Section 15250   Mechanical Insulation

            f.   Section 15500   HVAC Pumps, Piping, Valves, and Accessories

            g.   Section 15850   Ductwork and Accessories

            h.   Section 15900   HVAC Controls

            i.   Section 15990   Testing, Adjusting and Balancing

                                                  END OF SECTION



PRELIMINARY DRAFT                                         DIVISION 15-MECHANICAL
May 4, 1999                                                       PAGE 15300 - 3

                                    SCHEDULE 2
                                       -16-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

Section 16050                                      BASIC ELECTRICAL REQUIREMENTS

PART 1        GENERAL REQUIREMENTS

1.1           RELATED DOCUMENTS

1.1.1 The general conditions and Division 1 are part of this section and the contract for this work and apply to this section as fully as if repeated herein. This section, 16050, applies to all Division 16 categories.

1.1.2 Reference to other sections: The applicable requirements from other Division 16 sections shall form a part of the electrical work and each section shall be referenced to the other sections.

1.2           EXPLANATION OF DRAWINGS

1.2.1 These construction documents are intended to be diagrammatic and reflect the scope, quality, and character of the work to be performed; all miscellaneous materials and work, though not specifically mentioned, shall be furnished and installed by the Contractor.

1.2.2 The Contractor shall confirm sizes, dimensions, weights and locations of all equipment prior to installation. Dimensioned architectural drawings shall take precedence over diagrammatic layouts shown on these contract documents.

1.2.3 The specifications and the drawings are an integral document and shall be considered complementary to each other. In the case of a conflict between the specifications and the drawings, the more constricting condition shall be enforced.

1.2.4 The Contractor shall be responsible for reporting any discrepancies, errors, or omissions noted prior to bid.

1.2.5 It is the intent of the drawings to indicate schematic routing and placement of devices, fixtures, equipment and conduit. Exact locations shall be dimensioned on these documents or in other trade documents (architectural, mechanical, etc.). Offsets, elbows, or extensions shall be furnished and installed by the Contractor as necessary to avoid structure, piping, clearances and to provide a complete and workmanlike installation.

1.3           QUALITY ASSURANCE

1.3.1 All work, material or equipment shall comply with the codes, ordinances and regulations of the local government having jurisdiction, including the regulations of serving utilities and any participating government agencies having jurisdiction.

1.3.2 All electrical work shall comply with the latest edition under enforcement of the following codes and standards or other regulations which may apply:

              .1   American Disabilities Act
              .2   American National Standards Institute
              .3   American Society for Testing and Materials
              .4   Institute of Cable Engineers Association

Section 16050                                      Basic Electrical Requirements
Master Specs                                                             16050-1

                                    SCHEDULE 2
                                       -17-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

              .5   Institute of Electrical and Electronic Engineers
              .6   Local Code Enforcement Agency Requirements
              .7   National Electrical Code
              .8   National Electrical Contractor's Association
              .9   National Electrical Manufacturer's Association
              .10  National Electrical Testing Association
              .11  National Fire Protection Association
              .12  Underwriters' Laboratories, Inc.
              .13  Uniform Building Code

              No requirement of these drawings and specifications shall be construed to void any of the provisions of the above standards. Any conflicts or changes required to the contract documents in order to obtain compliance with applicable codes shall be brought to the immediate attention of the Owner's Representative by the Contractor.

1.3.3 All items shall be listed by Underwriter's Laboratories and shall bear the U.L. label.

1.3.4 Equipment shown to scale is approximate only and based upon a general class of equipment specified. The Contractor shall verify all dimensions and clearances prior to commencement of work.

1.3.5 The Contractor shall verify all points of connection with the manufacturer's requirements, instructions, or recommendations prior to installation. The actual dimensions, weights, clearance requirements and installation requirements shall be verified and coordinated by the Contractor.

1.4           SUBMITTALS

1.4.1 Shop drawings for materials, equipment, devices, fixtures, and systems shall be submitted by the Contractor for review within 30 days after award of the contract. In addition to the requirements for submittals stated herein, the Contractor shall be responsible for compliance with the requirements of Division 1.

1.4.2 The Contractor shall bear the responsibility for any materials installed which were not submitted for review or not installed in compliance with the review comments and the contract documents.

1.4.3 Verbal authorization of submittal documents or changes to the requirements of the contract documents shall not be acceptable. All submittal material must be documented in a written format.

1.4.4 All submittal packages must be submitted at one time and in accordance with the specification section appropriate for the material. All packages must be identical and clearly labeled indicating the specification section, project name, submittal date, Contractor's name, Engineer's name, preparer's name and submission version (first submission, resubmittal #1, etc.).

1.4.5 Product catalog cutsheets and descriptive literature shall be cross-referenced to the specification section by paragraph.

1.4.6 All submittal packages shall be permanently bound in brochure or booklet format. A minimum quantity of six submittal booklets shall be provided by the Contractor; additional copies may be required if so noted.

Section 16050                                      Basic Electrical Requirements
Master Specs                                                             16050-2

                                    SCHEDULE 2
                                       -18-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

1.4.7 Materials which bear a certification or approval of a testing agency, performance criteria, society, agency, or other organization shall be submitted with all labels identified.

1.4.8 The submittal shall be complete and with catalog data and information properly marked to show, among other things, materials, capacity and performance data to meet the specified requirements.

1.4.9 Incomplete submittals will be rejected at the discretion of the reviewing Engineer.

1.4.10 Review of the submittal is only for general conformance with the contract documents. The Contractor is responsible for confirmation and coordination of dimensions, quantities, sizes, fabrication, installation methods, and for coordination of work of other trades with electrical work.

1.4.11 Detailed working drawings shall be prepared and submitted showing items which are to be fabricated including transformer mounting racks, unistrut mounting frames, equipment room layouts, pull boxes, splice boxes, gutters, etc.

1.4.12 Minimum scale for submitted drawings shall be 1/8". Details shall be drawn to 1/4" scale. All drawings shall be 8.5"x11" or larger.

1.4.13 Submittal brochures shall be complete and descriptive of the type, make, manufacturer, application, quantity, performance, capacity, ratings, options, dimensions, clearances, weights, nameplate data, special installation requirements, mounting method, NEMA type, NEMA class, environmental restrictions, layout requirements or other information as may be necessary for review of the material.

1.4.14 Submittal brochures for switchgear shall include, as a minimum, the following: singleline diagrams; fault current ratings of buses and devices; device identification, ratings, layout and characteristics; dimensions; circuit identification; identification label type and method of affixing; mounting; conduit entry point and quantities; NEMA enclosure type; and additional data as required for a complete review.

1.4.15 Submittal brochures for lighting systems shall include, as a minimum, the following: manufacturer; detailed drawing or photograph; dimensions; lamp data; ballast data; certified photometric data from a third-party testing agency; U.L. label listing; fixture number or identification from the drawings; finish color and material; mounting equipment; socket type and rating; environmental ratings (damp location, watertight, explosionproof, etc.); voltage; input wattage; and additional information as necessary for a complete review.

1.4.16 The Contractor shall be responsible for all aspects of substitutions of material including any additional cost or delay incurred as a result of the substitution. The Contractor shall coordinate all substitutions with other trades, verify code compliance, verify clearances, photometric performance, appearance, suitability, constructability, and availability of the material prior to submitting the substitution for review. The Contractor shall bear the responsibility of any increased costs to other trades with are directly related to the substitution.

1.5           MATERIAL HANDLING

Section 16050                                      Basic Electrical Requirements
Master Specs                                                             16050-3

                                    SCHEDULE 2
                                       -19-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

1.5.1 The Contractor shall deliver all equipment and material to the site in the manufacturer's original packaging without seals broken.

1.5.2 The Contractor shall handle, store, and protect all equipment and materials in accordance with the manufacturer's recommendations.

1.5.3 The Contractor shall immediately replace damaged or defective equipment or materials with identical new equipment or material at no cost, inconvenience, or delay to the Owner.

1.6      EXISTING CONDITIONS

1.6.1 The Contractor shall verify all existing conditions prior to bid and include all costs in bid.

1.6.2 The Contractor shall match the finish and appearance of all existing conditions where constructing new work adjacent to existing surfaces or equipment.

1.6.3 Coordinate with the Owner's Representative for all ongoing projects or the work of other trades which may affect the Contractor's work. Verify Owner schedule requirements for special or standard events which may impact the Contractor's work.

1.6.4 Coordinate work to be performed in occupied areas and comply with the Owner's requirements such that the Owner's work is not disrupted by the Contractor. Verify the need for work to be performed during premium hours, evenings, weekends, or holidays prior to bid and include all costs in bid. Bring to the Owner's attention the need for all disruptive work prior to commencement of work.

1.7      UTILITY COMPANY REQUIREMENTS

1.7.1 The contractor shall contact the serving utility company for all utility system requirements prior to commencement of work. Utility work shall include electric power, telephone, data, fiber optic cable, cable television or other utilities as may require connections as a part of this contract. Coordinate and comply with all serving utility company requirements.

1.7.2 The utility information depicted on the contract documents is for bidding purposes only and shall not be used for construction purposes. All construction shall be performed according to engineered documents from the serving utility company. The Contractor shall obtain and coordinate with utility company requirements as a part of this contract and furnish and install all work as a part of this contract.

1.7.3 Verify all connection points, routing, and requirements with the serving utility company prior to commencement of work and coordinate final requirements with other trades.

1.7.4 The Contractor shall be responsible for all costs associated with his failure to contact or coordinate with utility company requirements.

1.8      CONSTRUCTION UTILITY REQUIREMENTS

1.8.1 Power, telephone or other temporary construction utility services required by the Contractor shall be the responsibility of the Contractor.

Section 16050                                      Basic Electrical Requirements
Master Specs                                                             16050-4

                                    SCHEDULE 2
                                       -20-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

1.8.2 Arrangements for construction utility services shall be made by the Contractor in coordination with the Owner's Representative and the serving utility company.

1.9      CONTINUITY OF SERVICE

1.9.1 The Contractor shall coordinate all shutdowns with the Owner's Representative. Electrical shutdowns shall be kept to the minimum number necessary to complete the work.

1.9.2 The Contractor shall coordinate all work done on overtime or premium time with Owner's Representative prior to commencement of work.

1.9.3 All work performed in or through occupied spaces, or other work disruptive to existing occupants shall be considered as performed during premium time or as overtime for the purposes of the bid; include all costs in bid.

1.9.4 The Contractor shall notify Owner's Representative of all shutdowns or disruptive work minimum of 72 hours prior to commencement of work. The Contractor shall obtain approval from the Owner's Representative prior to commencement of work.

1.9.5 The Contractor shall provide all necessary temporary power, including temporary power generation, to accommodate shutdowns and minimize disruption of work.

1.9.6 The Owner reserves the right to provide emergency repairs or temporary power to maintain service continuity at the Contractor's cost in the event Contractor fails to provide adequate service continuity.

1.10     RECORD DOCUMENTS

1.10.1 The Contractor shall prepare as-built documents depicting all revisions to branch circuits, conduit routing, equipment, or materials. Drawings shall be legible, reproducible, and properly identified such they may be used as a reference for maintenance or construction.

1.10.2 The Contractor shall provide a minimum of three copies of the operation and maintenance manuals to the Owner's Representative at the completion of the project. Each copy shall be bound in a three-ring binder and labeled indicating: the project name; system name; Contractor's name, telephone number, and contact person; and Owner's name. The Contractor shall provide the following information within each manual:

         .1 List of the Subcontractors performing work on the system including contact names and telephone numbers.

         .2 Routine and emergency service contacts and telephone numbers for each system.

         .3   Description of system operation.

         .4   Single line diagrams and control wiring diagrams.

         .5   Detailed product literature with technical information.

Section 16050                                      Basic Electrical Requirements
Master Specs                                                             16050-5

                                    SCHEDULE 2
                                       -21-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

         .6   Sequence of starting, shutdown and operation.

         .7   Installation instructions and safety requirements.

         .8 Maintenance schedule, testing instructions and performance parameters.

         .9   Parts list including recommended spare parts.

1.11     GUARANTEE

         All electrical work, materials and equipment provided under this contract shall be guaranteed for a period of one year from the date of acceptance of the work by the Owner. Any failures, problems, or deficiencies experienced during this period due to defective materials or faulty workmanship shall be immediately corrected by the Contractor without cost to the Owner. The Contractor shall be responsible for all damages to the Owner's facility due to deficiencies in the electrical system. Equipment guarantees in excess of one year shall not be superseded by this guarantee.

PART 2   PRODUCTS

2.1      MATERIALS

2.1.1 All materials shall be new, of prime quality, listed as suitable for the application, and bear factory-applied U.L. labels.

2.1.2 Materials shall be currently in production and shall be supported by spare parts, repair service, maintenance, and factory technical support.

2.1.3 Materials of one assembly (switchboards, substations, motor control centers, etc.) shall be of one manufacturer unless specifically stated otherwise in the contract documents.

PART 3   EXECUTION

3.1      INSTALLATION REQUIREMENTS

3.1.1    All work shall conform to National Electrical Contractors
         Association standards of installation and the requirements of the manufacturer, Division 1, Division 16, and the Owner's Representative.

3.1.2 The Contractor shall field-verify all dimensions and coordinate dimensions with equipment sizes and locations.

3.1.3 The Contractor shall coordinate and install all penetrations, openings, slots, chases, or sleeves as necessary for the routing and installation of raceways, conductors, or equipment. The Contractor shall provide approved fire sealant to maintain fire ratings at all penetrations.

3.1.4 The Contractor shall coordinate the placement and sequence of installation of all mounting bolts, conduits, sleeves, etc. which are to be set in poured-in-place concrete slabs per the structural drawings.

3.1.5 The Contractor shall install access panels in walls or ceilings in coordination with the Architect for all junction boxes or electrical equipment which requires access.

Section 16050                                      Basic Electrical Requirements
Master Specs                                                             16050-6

                                    SCHEDULE 2
                                       -22-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

3.1.6 All equipment shall be installed plumb, parallel, or orthogonal to structure and in a neat orderly fashion. All material shall be accessible for maintenance, inspection, servicing or replacement.

3.1.7 Verify final locations for devices during the rough-in phase with dimensioned architectural drawings, fabrication drawings, or other space planning requirements included in the contract documents.

3.1.8 The Contractor shall coordinate and arrange for the proper sequence of construction including scheduling of long-lead items, shutdowns, work of other trades, and Owner-scheduled events.

3.1.9 The Contractor shall provide adequate and qualified supervision for the work performed: no work shall be performed without the supervision of a representative of the Contractor.

3.1.10 The Contractor shall coordinate and cooperate with all other trades for a successful completion of the project.

3.2      SEISMIC BRACING

         The Contractor shall seismically brace all equipment in accordance with Title 24 requirements for Seismic Zone 4 and provide certification of seismic compliance upon request.

3.3      CUTTING AND PATCHING

3.3.1 The Contractor shall provide cutting and patching as required to install the electrical system in this contract.

3.3.2 Coordinate the schedule of all cutting such that the work may be performed in an expeditious manner with minimum inconvenience to the Owner.

3.3.3 Remove or cut structures or materials as necessary for demolition prior to the installation of new electrical work.

3.3.4 The Contractor shall protect all surfaces, structure, furnishings, and finishes not directly affected by cutting or patching.

3.3.5 Provide dust and moisture barriers as required during cutting and prior to patching openings.

3.3.6 All penetrations through roofs shall be performed per architectural requirements.

3.3.7 Patching shall be performed with materials which exactly match the adjacent surfaces in color, texture, character, and appearance.

3.3.8 All patches must maintain the fire ratings of the original surface and shall be sealed with a U.L. listed and Fire Marshal approved sealant.

3.4      COMMISSIONING

Section 16050                                      Basic Electrical Requirements
Master Specs                                                             16050-7

                                    SCHEDULE 2
                                       -23-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

3.4.1 The Contractor shall initiate start up of all electrical equipment including operation of all devices, switches, generators, transfer switches, overcurrent protection, disconnect switches, etc. to verify normal operation of all moving parts and electrical performance.

3.4.2 The Contractor shall test, adjust, aim, align, label, clean and complete all systems prior to acceptance by the Owner's
         Representative.

3.4.3 The Contractor shall demonstrate that all systems operate within the manufacturer's recommended performance characteristics, the electrical construction documents, system requirements, and Owner requirements.

3.4.4 The Contractor shall test each system per the manufacturer's requirements and shall perform the following system tests:

         .1   Inspect cables for physical damage and proper connection.

         .2 Torque test cable connection and tighten in accordance with industry standards.

         .3   Infrared scan all connections under loaded conditions.

         .4   Insulation resistance test of each cable.

         .5   Inspect ground system connections.

         .6   Voltage drop tests on the main grounding electrode of system.

         .7 Determine the ground resistance between the main grounding system and all major electrical equipment frames, system neutral points.

         .8 Check rated voltage and phase balance at all equipment, motors and selected devices at full load conditions. Measure no load voltage conditions at each location.

         .9 Furnish all material, equipment, instruments and labor as required to complete testing.

3.5      TRAINING

3.5.1 Furnish at least one copy operating instructions from the manufacturer for all electrical equipment to the Owner's
         Representative. Instructions shall be clean, legible, and properly bound.

3.5.2 The Contractor shall provide training for the Owner's staff as directed by the Owner's Representative for a minimum of one man-day (eight hours).

3.5.3 Provide classroom training by a qualified instructor for the operation, installation, and maintenance of designated equipment or systems including, but not limited to, generation systems, transfer switches, uninterruptible power supplies, energy management systems, lighting control systems, power distributions systems, and other systems which may require instruction.

3.6      CLEANING

Section 16050                                      Basic Electrical Requirements
Master Specs                                                             16050-8

                                    SCHEDULE 2
                                       -24-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

         Contractor shall clean all equipment, panelboard interiors, conduit interiors, fixtures, devices, etc. of all extraneous paint, drywall mud, overspray, dust, dirt, debris, trash, grease or markings. All cleaning shall be performed by the Contractor in accordance with the appropriate manufacturer's recommendations.

                                  END OF SECTION





Section 16050                                     Basic Electrical Requirements
Master Specs                                                            16050-9

                                    SCHEDULE 2
                                       -25-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             (Peregrine Systems)

Section 16110                                                           RACEWAYS



PART 1   GENERAL PROVISIONS

1.1      RELATED DOCUMENTS

1.1.1 The general conditions, Division 1, and Basic Electrical Requirements (Section 16050) are part of this section and the contract for this work and apply to this section as fully as if repeated herein.

1.2      QUALITY ASSURANCE AND STANDARDS

1.2.1 All work, material or equipment shall comply with the codes, ordinances and regulations of the local government having jurisdiction, including the regulations of serving utilities and any participating government agencies having jurisdiction.

1.2.2 All electrical work shall comply with the latest edition under enforcement of the following codes and standards or other regulations which may apply:

         .1   American Disabilities Act
         .2   American National Standards Institute
         .3   American Society for Testing and Materials
         .4   Institute of Cable Engineers Association
         .5   Institute of Electrical and Electronic Engineers
         .6   Local Code Enforcement Agency Requirements
         .7   National Electrical Code
         .8   National Electrical Contractor's Association
         .9   National Electrical Manufacturer's Association
         .10  National Electrical Testing Association
         .11  National Fire Protection Association
         .12  Underwriter's Laboratories, Inc.
         .13  Uniform Building Code

         No requirement of these drawings and specifications shall be construed to void any of the provisions of the above standards. Any conflicts or changes required to the contract documents in order to obtain compliance with applicable codes shall be brought to the immediate attention of the Owner's Representative by the contractor.

1.2.3 All items shall be listed by Underwriter's Laboratories and shall bear the U.L. label.

1.2.4 Equipment shown to scale is approximate only and based upon a general class of equipment specified. The Contractor shall verify all dimensions and clearances prior to commencement of work.

1.2.5 The Contractor shall verify all points of connection with the manufacturer's requirements, instructions, or recommendations prior to installation. The actual dimensions, weights, clearance requirements and installation requirements shall be verified and coordinated by the contractor.


Section 16110                                                          Raceways
Master Specs                                                            16110-1

                                    SCHEDULE 2
                                       -26-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             (Peregrine Systems)

1.3      SUBMITTALS

1.3.1 Submit shop drawings per Section 16050 for review including the following:

         .1   Raceway materials
         .2   Fitting materials
         .3   Installation materials and methods

PART 2   PRODUCTS

2.1      Rigid Galvanized Steel (RGS) Conduit

2.1.1 Continuous hot-dipped galvanized manufactured per UL and ANSI requirement.

2.1.2    Rigid aluminum conduit is not acceptable.

2.1.3 Fittings for use with steel conduit, rigid or flexible, shall be manufactured per UL requirements and shall be cast metal with gasketed closures.

2.1.4 Fittings for RGS conduit shall be malleable iron or forged steel with cadmium or zinc coating.

2.1.5 Union couplings for joining rigid conduit at intermediate runs shall be of the same material as the conduit. Couplings shall be threaded concrete-tight to permit completing conduit runs when neither conduit can be turned and to permit breaking the conduit run at the union.

2.1.6    Set screw connectors or threadless type are not acceptable.

2.1.7    Minimum raceway size shall not be less than 3/4".

2.2      Electrical Metallic Tubing (EMT)

2.2.1 Conduit shall be cold rolled zinc coated steel and manufactured per UL and ANSI requirements.

2.2.2 Fittings for EMT shall be watertight steel or malleable gripping ring compression type.

2.2.3 Pressure cast material for nuts of compression ring type fittings and set screw connections are not acceptable.

2.2.4    Minimum raceway size shall be 1/2".

2.3      Flexible Metallic Conduit

2.3.1    Flexible conduit shall bear the UL label and be zinc coated steel.

2.3.2 Fittings for flexible metallic conduit shall be steel or malleable iron. Fittings shall clamp to conduit securely.

2.3.3 Screw in type, sheet metal or set screw type fittings are not acceptable.


Section 16110                                                          Raceways
Master Specs                                                            16110-2

                                    SCHEDULE 2
                                       -27-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             (Peregrine Systems)

2.3.4    Minimum raceway size shall not be less than 3/4".

2.4      Liquid Tight Flexible Conduit

2.4.1 Conduit shall be manufactured in accordance with UL and ANSI requirements. Conduit shall be approved for grounding and compatible with approved fittings. Flexible steel conduit shall be hot dipped galvanized with extruded PVC covering manufactured per UL requirements.

2.4.2 Fittings shall be liquid tight type with body and gland nut of steel or malleable iron with provisions for grounding flexible conduit to fittings.

2.4.3    Minimum raceway size shall be 3/4".

2.5      Polyvinyl Chloride (PVC) Conduit

2.5.1 PVC shall be constructed of a virgin homopolymer PVC compound and be manufactured according to NEMA and UL specifications. PVC conduit shall be Schedule 40 or 80.

2.5.2    Minimum raceway size shall be 3/4".

PART 3   EXECUTION

3.1      Rigid Galvanized Steel (RGS) Conduit

3.1.1 RGS shall be used where exposed to weather or where subject to physical damage in exposed areas below 8'0" above finished floor.

3.1.2 RGS shall be used in NEC classified hazardous locations with seal connections per NEC requirements.

3.2      Electrical Metallic Tubbing (EMT)

3.2.1 EMT shall be run indoors concealed in drywall type construction, above suspended ceilings, and exposed indoors not less than 8'0" above finished floor in unfinished areas.

3.2.2    EMT shall not be installed underground or embedded in concrete.

3.3      Flexible Metallic Conduit

3.3.1 Flexible conduit shall be used for indoor lighting connections in suspended ceiling areas and shall not exceed 6'0" in length.

3.3.2 Flexible conduit shall be used for final connection to control equipment and not to exceed 2'0" in length.

3.3.3 The conduit grounding system shall be continuous as recommended by the manufacturer and UL approved.

3.4      Liquid Tight Flexible Conduit

Section 16110                                                          Raceways
Master Specs                                                            16110-3

                                    SCHEDULE 2
                                       -28-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             (Peregrine Systems)

3.4.1 Flexible conduit shall be used for final connection to machines, motors, transformers and equipment that requires vibration isolation.

3.4.2 Flexible conduit shall be used for final connection to equipment in wet or damp locations or where exposed to grease, water, dust, or dirt.

3.4.3 The conduit grounding system shall be continuous as recommended by the manufacturer and UL requirements.

3.5      Polyvinyl Chloride (PVC) Conduit

3.5.1    All sweeps, bends, and risers shall be concrete encased Schedule 80.

3.5.2 All underground high voltage conduit, telephone conduit, service entrance conduit and feeders 100A and over shall have 3" of red mixed concrete cover.

3.5.3 All PVC conduit feeders shall contain a copper green grounding conductor sized per NEC requirements and continuity shall be maintained throughout conduit runs and pullboxes.

3.6 All conduit installation methods shall comply with the latest enforced edition of the National ELectrical Code and the authority having jurisdiction.

3.7 All conduit installations shall comply with the manufacturer's installation requirements.

3.8      All spare conduit shall be provided with a pullwire.

                                  END OF SECTION



Section 16110                                                          Raceways
Master Specs                                                            16110-4

                                    SCHEDULE 2
                                       -29-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             (Peregrine Systems)

Section 16120
                                                                WIRE AND CABLE

PART 1   GENERAL PROVISIONS

1.1      RELATED DOCUMENTS

1.1.1 The general conditions, Division 1, and Electrical General Requirements (Section 16050) are part of this section and the contract for this work and apply to this section as fully as if repeated herein.

1.2      QUALITY ASSURANCE AND STANDARDS

1.2.1 All work, material or equipment shall comply with the codes, ordinances and regulations of the local government having jurisdiction, including the regulations of serving utilities and any participating government agencies having jurisdiction.

1.2.2 All electrical work shall comply with the latest edition under enforcement of the following codes and standards or other regulations which may apply:

         .1   American Disabilities Act
         .2   American National Standards Institute
         .3   American Society for Testing and Materials
         .4   Institute of Cable Engineers Association
         .5   Institute of Electrical and Electronic Engineers
         .6   Local Code Enforcement Agency Requirements
         .7   National Electrical Code
         .8   National Electrical Contractor's Association
         .9   National Electrical Manufacturer's Association
         .10  National Electrical Testing Association
         .11  National Fire Protection Association
         .12  Underwriter's Laboratories, Inc.
         .13  Uniform Building Code

         No requirement of these drawings and specifications shall be construed to void any of the provisions of the above standards. Any conflicts or changes required to the contract documents in order to obtain compliance with applicable codes shall be brought to the immediate attention of the Owner's Representative by the contractor.

1.2.3 All items shall be listed by Underwriter's Laboratories and shall bear the UL label.

1.2.4 Equipment shown to scale is approximate only and based upon a general class of equipment specified. The Contractor shall verify all dimensions and clearances prior to commencement of work.

1.2.5 The Contractor shall verify all points of connection with the manufacturer's requirements, instructions, or recommendations prior to installation. The actual dimensions, weights, clearance requirements and installation requirements shall be verified and coordinated by the contractor.

1.3      SUBMITTALS

1.3.1 Submit shop drawings per Section 16050 for review including the following:

Section 16120                                                    Wire and Cable
Master Specs                                                            16120-1

                                    SCHEDULE 2
                                       -30-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             (Peregrine Systems)

         .1   Conductor materials
         .2   Connector and fitting materials
         .3   Installation materials and methods

PART 2   PRODUCTS

2.1 Conductors shall be copper; conductors size #10AWG and smaller shall be solid, conductors size #8AWG and larger shall be stranded. Conductors shall be minimum size #12AWG for power and lighting circuits; control circuits shall use a minimum conductor size of #14AWG.

2.2 Insulation shall be type THW or THHN/THWN for all branch circuits up to and including size #2AWG. Insulation for conductors over size #2AWG shall be XHHN.

2.3      Jackets shall be nylon of PVC material.

2.4      All cables shall be UL listed for the application.

2.5 All conductors shall be installed in conduit in the field, unless specifically noted otherwise in these documents. Type AC and type NM cable is not acceptable; type MC cable may be used where specifically noted for purposes of flexibility, maintenance, or ease of installation but shall not be used without permission.

2.6      Multi-conductor flexible cords shall be types SO, SJO, STO, or SJTO.

2.7 Connectors shall be UL listed and suitable for the conductor material being connected and rated appropriately. Connectors shall be solderless metal pressure type for conductors #10AWG and smaller. Connectors shall be compression type for conductors #8AWG and larger.

PART 3   EXECUTION

3.1 All wiring methods shall comply with the latest enforced edition of the National Electrical Code and the authority having jurisdiction.

3.2 Conductors shall be installed in clean raceways using nylon cord, polypropylene cord, hemp rope, or other material which will not damage the conductors or conduit. Do not use metal fish tape. Use lubricant when necessary for pulling.

3.3 Conductors shall be pulled into conduit simultaneously so as to not damage conductors during pulling.

3.4 Conductors installed at outlets and switches shall have a minimum of 6" pigtail left in the box for future connections. All conductors not connected to devices shall be terminated with splice caps or tape.

3.5 Conductors shall be terminated such that no copper material is exposed. Conductors shall be trained and labeled at terminations in a neat and workmanlike manner.

3.6 All terminations shall comply with the manufacturer's installation and torquing requirements.

3.7 Splices on conductors #10AWG and smaller shall be made with splice caps twisted

Section 16120                                                    Wire and Cable
Master Specs                                                            16120-2


                                    SCHEDULE 2
                                       -31-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             (Peregrine Systems)
         onto the conductors. Tape all splices.

3.8 Splices on conductors #8AWG and larger shall be made with pressure connectors and terminal lugs. Where exposed to water, damp air, or moisture splices shall be watertight.

3.9 Splices shall be not be made in feeders; splices to branch circuits shall not be made within panelboards or similar enclosures.

3.10 When combining homeruns, the Contractor shall derate all conductors per code requirements including reducing the capacity, using high temperature insulation where necessary. Conduit sizes shall be adjusted by the Contractor as suitable for the conductor revisions.

3.11 The Contractor shall provide a code-sized insulated ground conductor, in addition to the feeder conductors indicated on the drawings, where non-metallic conduit is used.

3.12     Conductors shall be color-coded as follows:

         208Y/120V             Phase                   480Y/277V

           Black                 A                       Brown
           Red                   B                       Orange
           Blue                  C                       Yellow
           White                 Neutral                 Gray
           Green                 Ground                  Green

3.13 Where tape or labels are used for color-coding, apply material at each end of the conductor, splices, boxes, and all terminations.

                                    END OF SECTION

Section 16120                                                    Wire and Cable
Master Specs                                                            16120-3


                                    SCHEDULE 2
                                       -32-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             (Peregrine Systems)

Section 16130                                                          BOXES

PART 1   GENERAL PROVISIONS

1.1      RELATED DOCUMENTS

1.1.1 The general conditions, Division 1, and Electrical General Requirements (Section 16050) are part of this section and the contract for this work and apply to this section as fully as if repeated herein.

1.2      QUALITY ASSURANCE AND STANDARDS

1.2.1 All work, material or equipment shall comply with the codes, ordinances and regulations of the local government having jurisdiction, including the regulations of serving utilities and any participating government agencies having jurisdiction.

1.2.2 All electrical work shall comply with the latest edition under enforcement of the following codes and standards or other regulations which may apply:

         .1   American Disabilities Act
         .2   American National Standards Institute
         .3   American Society for Testing and Materials
         .4   Institute of Cable Engineers Association
         .5   Institute of Electrical and Electronic Engineers
         .6   Local Code Enforcement Agency Requirements
         .7   National Electrical Code
         .8   National Electrical Contractor's Association
         .9   National Electrical Manufacturer's Association
         .10  National Electrical Testing Association
         .11  National Fire Protection Association
         .12  Underwriter's Laboratories, Inc.
         .13  Uniform Building Code

         No requirement of these drawings and specifications shall be construed to void any of the provisions of the above standards. Any conflicts or changes required to the contract documents in order to obtain compliance with applicable codes shall be brought to the immediate attention of the Owner's Representative by the contractor.

1.2.3. All items shall be listed by Underwriter's Laboratories and shall bear the U.L. label.

1.2.4 Equipment shown to scale is approximate only and based upon a general class of equipment specified. The Contractor shall verify all dimensions and clearances prior to commencement of work.

1.2.5 The Contractor shall verify all points of connection with the manufacturer's requirements, instructions, or recommendations prior to installation. The actual dimensions, weights, clearance requirements and installation requirements shall be verified and coordinated by the contractor.


Section 16130                                                             Boxes
Master Specs                                                            16130-1


                                    SCHEDULE 2
                                       -33-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             (Peregrine Systems)

1.3        SUBMITTALS

1.3.1 Submit shop drawings per Section 16050 for review including the following:

           .1   Box materials
           .2   Accessory materials

PART 2     PRODUCTS

2.1 Boxes shall be flat rolled steel sized as required by code and as suitable for the application. Boxes shall have mounting holes and knock-outs in sides and back. Grounding shall be accommodated by means of threaded holes.

2.2 Provide accessories, extension rings, gaskets, supports, trim rings, hangers, straps, and other material as necessary for a complete code complying installation.

2.3 Boxes installed outdoors shall be weathertight, dusttight, and corrosion resistant. Provide gaskets and conduit hubs.

2.4        Provide Type FS boxes for surface mounted applications.

2.5 Provide additional support for boxes as necessary when mounting fixtures or devices from boxes.

2.6 Provide ganged boxes for multiple switches and devices; provide barriers for boxes served by separate voltages.

2.7        Acceptable manufacturers shall be Appleton, Crouse Hinds, Steel
           City, or Raco.

PART 3     EXECUTION

3.1 All box installation method shall comply with the latest enforced edition of the National Electrical Code and the authority having jurisdiction.

3.2 Install all boxes plumb, square, and securely fastened to structure.

3.3        Boxes shall be placed such that they are readily accessible.

3.4 Cover or plug all unused openings in boxes where knockout blanks have been removed.

3.5 Install boxes such that they are flush with the finished surface of the wall or surface within which they are mounted.

3.6 Install all boxes at mounting heights per architectural, electrical code, and ADA requirements.

3.7        Boxes shall not be mounted back to back in walls.

3.8 Boxes in sealed environments shall be sealed with an approved sealant suitable for the application.

3.9 Boxes penetrating fire rated walls or surfaces shall be sealed with a Fire Marshall approved fire sealant to maintain the fire rating of the wall or surface.

Section 16130                                                          Boxes
Master Specs                                                         16130-2

                                    SCHEDULE 2
                                       -34-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             (Peregrine Systems)

3.10 Boxes located above inaccessible ceilings shall be made accessible by means of access doors or hatches in the ceiling.

3.11 Install all boxes per manufacturer's recommendations and requirements.

3.12       Provide for ground continuity at all boxes.

                                END OF SECTION

Section 16130                                                          Boxes
Master Specs                                                         16130-3

                                    SCHEDULE 2
                                       -35-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             (Peregrine Systems)

Section 16140                                   WIRING DEVICES AND CONNECTORS

PART 1     GENERAL PROVISIONS

1.1        RELATED DOCUMENTS

1.1.1 The general conditions, Division 1, and Electrical General Requirements (Section 16050) are part of this section and the contract for this work and apply to this section as fully as if repeated herein.

1.2        QUALITY ASSURANCE AND STANDARDS

1.2.1 All work, material or equipment shall comply with the codes, ordinances and regulations of the local government having jurisdiction, including the regulations of serving utilities and any participating government agencies having jurisdiction.

1.2.2 All electrical work shall comply with the latest edition under enforcement of the following codes and standards or other regulations which may apply:

           .1    American Disabilities Act
           .2    American National Standards Institute
           .3    American Society for Testing and Materials
           .4    Institute of Cable Engineers Association
           .5    Institute of Electrical and Electronic Engineers
           .6    Local Code Enforcement Agency Requirements
           .7    National Electrical Code
           .8    National Electrical Contractor's Association
           .9    National Electrical Manufacturer's Association
           .10   National Electrical Testing Association
           .11   National Fire Protection Association
           .12   Underwriter's Laboratories, Inc.
           .13   Uniform Building Code

           No requirement of these drawings and specifications shall be construed to void any of the provisions of the above standards. Any conflicts or changes required to the contract documents in order to obtain compliance with applicable codes shall be brought to the immediate attention of the Owner's Representative by the contractor.

1.2.3 All items shall be listed by Underwriter's Laboratories and shall bear the UL label.

1.2.4 Equipment shown to scale is approximate only and based upon a general class of equipment specified. The Contractor shall verify all dimensions and clearances prior to commencement of work.

1.2.5 The Contractor shall verify all points of connection with the manufacturer's requirements, instructions, or recommendations prior to installation. The actual dimensions, weights, clearance requirements and installation requirements shall be verified and coordinated by the contractor.


Section 16140                                  Wiring Devices and Connectors
Master Specs                                                         16140-1

                                    SCHEDULE 2
                                       -36-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             (Peregrine Systems)

1.3        SUBMITTALS

1.3.1 Submit shop drawings per Section 16050 for review including the following:

           .1   Receptacles
           .2   Switches
           .3   Wiring devices
           .4   Accessories

PART 2     PRODUCTS

2.1        RECEPTACLES

2.1.1      Wiring devices shall be UL listed and suitable for the application.

2.1.2 Devices shall be color coded per the system to which they are connected: normal power shall be white; emergency power shall be red; dedicated outlets shall be grey; unless otherwise noted on the construction documents.

2.1.3 Receptacles shall be heavy duty with the screw type, side wired, 120V, 20A, duplex type, unless noted otherwise on the contraction documents. Verify NEMA configuration with construction documents.

2.1.4 Weathertight receptacles shall be gasketed in cast metal boxes with cast metal coverplates with spring-loaded hinged covers over each opening.

2.1.5 Ground fault interrupting receptacles shall be duplex type and capable of detecting a leaking current of 5mA.

2.2        TOGGLE SWITCHES

2.2.1 Toggle wall switches shall be quiet AC type, rated 120/277V, 20A and UL listed for the application.

2.2.2 Switches shall be single pole, double throw with white finish unless noted otherwise.

2.3        COVERPLATES

2.3.1 Single, combination coverplates shall be used at all ganged device locations.

2.3.2 Provide white plastic coverplates with white screws in all office areas. Provide stainless steel coverplates with matching screws in laboratory, process, manufacturing, and clean room areas or as noted on the construction documents.

2.3.3      Provide labeled plates as noted on the construction documents.

2.3.4 Provide labeled plates at all receptacles with circuit and panel designation. Labeling method shall utilize clear adhesive printed labels with black bold letters.

2.4        ACCEPTABLE MANUFACTURERS

2.4.1 Acceptable manufacturers shall be Arrow Hart, Hubbell, Leviton, or Pass and Seymour.

Section 16140                                  Wiring Devices and Connectors
Master Specs                                                         16140-2

                                    SCHEDULE 2
                                       -37-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             (Peregrine Systems)

PART 3     EXECUTION

3.1 Installation method of wiring devices shall comply with the latest enforced edition of the National Electrical Code and the authority having jurisdiction.

3.2 Install all devices in accordance with the manufacturer's recommendations and requirements.

3.3 Coordinate device mounting height, location and type with architectural and interior drawings. Coordinate with other trades to identify conflicts with device locations and notify the Engineer of any conflicts.

3.4        Install devices only in clean boxes.

3.5 Install all trim rings and coverplates in coordination with other trades and their installation schedules.

3.6 Tighten and inspect all connections prior to covering devices and reconnect or repair wiring as necessary.

3.7 Test all devices for voltage level, continuity, ground fault, and short circuits.

3.8 Install all devices plumb and square to structure and adjacent surfaces.

3.9        Connect and inspect all ground bonds prior to covering device.

3.10 Demonstrate the proper operation of all ground fault interrupting devices.

                              END OF SECTION

Section 16140                                  Wiring Devices and Connectors
Master Specs                                                         16140-3

                                    SCHEDULE 2
                                       -38-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             (Peregrine Systems)

Section 16170                                   CIRCUIT AND MOTOR DISCONNECTS

PART 1     GENERAL PROVISIONS

1.1        RELATED DOCUMENTS

1.1.1 The general conditions, Division 1, and Electrical General Requirements (Section 16050) are part of this section and the contract for this work and apply to this section as fully as if repeated herein.

1.2        QUALITY ASSURANCE AND STANDARDS

1.2.1 All work, material or equipment shall comply with the codes, ordinances and regulations of the local government having jurisdiction, including the regulations of serving utilities and any participating government agencies having jurisdiction.

1.2.2 All electrical work shall comply with the latest edition under enforcement of the following codes and standards or other regulations which may apply:

           .1   American Disabilities Act
           .2   American National Standards Institute
           .3   American Society for Testing and Materials
           .4   Institute of Cable Engineers Association
           .5   Institute of Electrical and Electronic Engineers
           .6   Local Code Enforcement Agency Requirements
           .7   National Electrical Code
           .8   National Electrical Contractor's Association
           .9   National Electrical Manufacturer's Association
           .10  National Electrical Testing Association
           .11  National Fire Protection Association
           .12  Underwriter's Laboratories, Inc.
           .13  Uniform Building Code

           No requirement of these drawings and specifications shall be construed to void any of the provisions of the above standards. Any conflicts or changes required to the contract documents in order to obtain compliance with applicable codes shall be brought to the immediate attention of the Owner's Representative by the contractor.

1.2.3 All items shall be listed by Underwriter's Laboratories and shall bear the UL label.

1.2.4 Equipment shown to scale is approximate only and based upon a general class of equipment specified. The Contractor shall verify all dimensions and clearances prior to commencement of work.

1.2.5 The Contractor shall verify all points of connection with the manufacturer's requirements, instructions, or recommendations prior to installation. The actual dimensions, weights, clearance requirements and installation requirements shall be verified and coordinated by the contractor.

Section 16170                                   Circuit and Motor Disconnects
Master Specs                                                          16170-1

                                    SCHEDULE 2
                                       -39-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             (Peregrine Systems)

1.3        SUBMITTALS

1.3.1 Submit shop drawings per Section 16050 for review including the following:

           .1   Voltage and current ratings
           .2   NEMA enclosure type
           .3   Horsepower rand fault current rating
           .4   Dimensions
           .5   Fuse type and class

PART 2     PRODUCTS

2.1 Disconnects shall NEMA 1, indoor type, or rated for the location in which they are installed as noted on the construction documents.

2.2        Disconnects shall be UL listed and suitable for the application.

2.3 Exterior disconnects shall be raintight, dusttight, have raintight hubs, and be rated NEMA 3R.

2.4 Disconnects shall be heavy duty type, rated 600V with current capacity as noted on the construction documents. Verify NEMA configuration with construction documents.

2.5 Disconnects shall have hinged, lockable, dead-front doors wit permanently marked ON/OFF indicators. Enclosures shall be baked enamel factory painted steel with conduit knockouts.

2.6 Disconnects shall be operated by a handle accessible from the exterior of the enclosure. Handles shall have provision to be padlocked in the OFF position.

2.7 All current carrying parts shall be high conductivity copper designed to carry rated load without damage from heat and plated to resist corrosion.

2.8 Switch mechanism shall be a quick-make, quick-break type such that the operation of the contact is restrained by the handle during the closing or opening operation.

2.9        Switches shall have a minimum fault current rating of 200,000A RMS.
           All switches shall be fused unless specifically noted otherwise.

2.10 The disconnect door cover shall have an interlocking mechanism to prevent opening the cover when the switch is in the ON position.

2.11 Fuses serving motor loads shall be Class L and Class RK1, 250V and 600V, time delay, dual element unless noted otherwise on the construction documents.

2.12 Fuses serving non-motor loads shall be Class L and Class RK1, 250V and 600V, fast acting, dual element unless noted otherwise on the construction documents.

2.13       Provide built-in fuse pullers.

2.14 Acceptable manufacturers shall be General Electric, Cutler-Hammer, Siemens, Square D. and Westinghouse. Fuses shall be Gould-Shawmut or Bussman.

Section 16170                                   Circuit and Motor Disconnects
Master Specs                                                          16170-2

                                    SCHEDULE 2
                                       -40-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             (Peregrine Systems)

PART 3     EXECUTION

3.1 Installation method of disconnects shall comply with the latest enforced edition of the National Electrical Code and the authority having jurisdiction.

3.2 Install all disconnects in accordance with the manufacturer's recommendations and requirements.

3.3 Coordinate disconnect mounting height, location and type with architectural and interior drawings. Coordinate with other trades to identify conflicts with device locations and notify the Engineer of any conflicts. Mount switches 42" above finished floor unless noted otherwise.

3.4 Provide suitable galvanized metal strut framework where no wall or structure is available for the mounting of vibrating equipment.

3.5 Provide flexible conduit connections for disconnects mounted to strut framework, motors, or vibrating equipment.

3.6 Tighten and inspect all connections and reconnect or repair wiring as necessary.

3.7 Test all disconnects for voltage level, continuity, ground fault, and short circuits. Check switch mechanism operation under no load conditions prior to operating under load.

3.8 Install all disconnects plumb and square to structure and adjacent surfaces.

3.9 Provide and install all fuses sized per the equipment manufacturer's recommendation.

                                     END OF SECTION

Section 16170                                   Circuit and Motor Disconnects
Master Specs                                                          16170-3

                                    SCHEDULE 2
                                       -41-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             (Peregrine Systems)

Section 16420                                                    SWITCHBOARDS

PART 1     GENERAL PROVISIONS

1.1        RELATED DOCUMENTS

1.1.1 The general conditions, Division 1, and Electrical General Requirements (Section 16050) are part of this section and the contract for this work and apply to this section as fully as if repeated herein.

1.2        QUALITY ASSURANCE AND STANDARDS

1.2.1 All work, material or equipment shall comply with the codes, ordinances and regulations of the local government having jurisdiction, including the regulations of serving utilities and any participating government agencies having jurisdiction.

1.2.2 All electrical work shall comply with the latest edition under enforcement of the following codes and standards or other regulations which may apply:

           .1   American Disabilities Act
           .2   American National Standards Institute
           .3   American Society for Testing and Materials
           .4   Institute of Cable Engineers Association
           .5   Institute of Electrical and Electronic Engineers
           .6   Local Code Enforcement Agency Requirements
           .7   National Electrical Code
           .8   National Electrical Contractor's Association
           .9   National Electrical Manufacturer's Association
           .10  National Electrical Testing Association
           .11  National Fire Protection Association
           .12  Underwriter's Laboratories, Inc.
           .13  Uniform Building Code

           No requirement of these drawings and specifications shall be construed to void any of the provisions of the above standards. Any conflicts or changes required to the contract documents in order to obtain compliance with applicable codes shall be brought to the immediate attention of the Owner's Representative by the Contractor.

1.2.3 All items shall be listed by Underwriter's Laboratories and shall bear the U.L. label.

1.2.4 Equipment shown to scale is approximate only and based upon a general class of equipment specified. The Contractor shall verify all dimensions and clearance prior to commencement of work.

1.2.5 The Contractor shall verify all points of connection with the manufacturer's requirements, instructions, or recommendations prior to installation. The actual dimensions, weights, clearance requirements and installation requirements shall be verified and coordinated by the contractor.

Section 16420                                                    Switchboards
Master Specs                                                          16420-1

                                    SCHEDULE 2
                                       -42-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             (Peregrine Systems)

1.3        SUBMITTALS

1.3.1 Submit shop drawings per Section 16050 for review including the following:

           .1   Switchboards
           .2   Overcurrent protection
           .3   Instrumentation
           .4   Dimensions, weights, ratings, and layouts
           .5   Device settings and trip ratings

PART 2     PRODUCTS

2.1 Switchboards shall be factory assembled, dead-front, metal enclosed, self-supporting floor standing sections as noted in the construction documents.

2.2 Vertical sections shall contain overcurrent protective devices including circuit breakers and fuses and shall be nominally 90" in height.

2.3 Switchboard finish shall be baked enamel factory paint of manufacturer's standard color.

2.4 Provide front accessibility for wireways on each side of overcurrent protective devices for entire height of section. Provide welded steel framework with screw covers removable from the front; covers may be hinged.

2.5 All bussing shall be silver-coated copper with ratings as indicated in the construction documents.

2.6 Switchboard, bussing, and devices shall be rated for the minimum available fault current as indicated on the construction documents.

2.7        Switchboards shall be equipped with lifting eyes.

2.8 Switchboards shall be suitable for the environment in which they are located and shall be NEMA 1, indoor, unless noted otherwise on the construction documents.

2.9 Main circuit breakers shall be provided and shall be solid state trip with ratings as noted. Distribution circuit breakers shall be molded case type. All circuit breakers shall be bolt-on type.

2.10 Cross bussing shall be fully rated for the length of the switchboard.

2.11 Instrumentation shall be provided where noted. Utility company metering shall be provided in accordance with the serving utility company requirements.

2.12 The switchgear manufacturer shall submit a coordination and short circuit study for the entire system provided including long time, short time, instantaneous, and ground fault.

2.13 Provide permanently adhered bakelite labels indicating the identification of each device on the switchboard adjacent to the device and visible on the enclosure exterior.

2.14 Provide a ground bus in each switchboard section with connecting ground bonds between sections.

Section 16420                                                    Switchboards
Master Specs                                                          16420-2

                                    SCHEDULE 2
                                       -43-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             (Peregrine Systems)

2.15     Acceptable manufacturers shall be General Electric, Siemens, Square
         D. Cutler Hammer.

PART 3   EXECUTION

3.1 Installation method of switchboards shall comply with the latest enforced edition of the National Electrical Code and the authority having jurisdiction.

3.2 Install all switchboards in accordance with the manufacturer's recommendations and requirements.

3.3 Coordinate switchboard location and size with architectural and interior drawings. Coordinate with other trades to identify conflicts with switchboard locations and notify the Engineer of any conflicts.

3.4      Coordinate switchboard size with concrete housekeeping pads.

3.5 Check all connections, phase rotation, ground resistance and insulation resistance levels.

3.6 Ground fault protective devices shall be testing by an approved third party testing agency and a written report submitted with the operation manual for review.

3.7 Test all switchboards and overcurrent protection devices for voltage level, continuity, ground fault, and short circuits.

3.8 Install all switchboards plumb and square to structure and adjacent surfaces.

3.9      Connect and inspect all ground bonds prior to energizing switchboard.

3.10 Demonstrate the proper operation of all ground fault protective devices.

3.11 Clean all switchboard interiors and exteriors prior to handing over to Owner. Touch up scratched paint and finishes as necessary.

3.12 Adjust and set all devices for proper operation. Set ground fault protective device as per the written report recommendations.

                             END OF SECTION




Section 16420                                                      Switchboards
Master Specs                                                            16420-3

                                    SCHEDULE 2
                                       -44-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             (Peregrine Systems)

Section 16460                                                      TRANSFORMERS

PART 1   GENERAL PROVISIONS

1.1      RELATED DOCUMENTS

1.1.1 The general conditions, Division 1, and Electrical General Requirements (Section 16050) are part of this section and contract for this work and apply to this section as fully as if repeated herein.

1.2      QUALITY ASSURANCE AND STANDARDS

1.2.1 All work, material or equipment shall comply with the codes, ordinances and regulations of the local government having jurisdiction, including the regulations of serving utilities and any participating government agencies having jurisdiction.

1.2.2 All electrical work shall comply with the latest edition under enforcement of the following codes and standards or other regulations which may apply:

         .1   American Disabilities Act
         .2   American National Standards Institute
         .3   American Society for Testing and Materials
         .4   Institute of Cable Engineers Association
         .5   Institute of Electrical and Electronic Engineers
         .6   Local Code Enforcement Agency Requirements
         .7   National Electrical Code
         .8   National Electrical Contractor's Association
         .9   National Electric Manufacturer's Association
         .10  National Electrical Testing Association
         .11  National Fire Protection Association
         .12  Underwriter's Laboratories, Inc.
         .13  Uniform Building Code

         No requirement of these drawings and specifications shall be construed to void any of the provisions of the above standards. Any conflicts or changes required to the contract documents in order to obtain compliance with the applicable codes shall be brought to the immediate attention of the Owner's Representative by the Contractor.

1.2.3 All items shall be listed by Underwriter's Laboratories and shall bear the UL label.

1.2.4 Equipment shown to scale is approximate only and based upon a general class of equipment specified. The Contractor shall verify all dimensions and clearances prior to commencement of work.

1.2.5 The Contractor shall verify all points of connection with the manufacturer's requirements, instructions, or recommendations prior to installation. The actual dimensions, weights, clearance requirements and installation requirements shall be verified and coordinated by the contractor.



Section 16460                                                     Transformers
Master Specs                                                           16460-1

                                    SCHEDULE 2
                                       -45-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             (Peregrine Systems)

1.3      SUBMITTALS

1.3.1 Submit shop drawings per Section 16050 for review including the following:

         .1   Voltage, KVA, impedance, frequency, taps, and efficiency
         .2   Temperature rating above ambient
         .3   Regulation and sound levels
         .4   Mounting details and vibration isolation
         .5   Nameplate data

PART 2   PRODUCTS

2.1 Transformers shall be general purpose, ventilated dry type, factory assembled, dead-front, metal enclosed, self-supporting floor standing as noted in the construction documents.

2.2 Transformers shall be 480V-208Y/120V 3 amps 4W(primary-secondary) voltage rated, unless noted otherwise.

2.3 Transformers shall be rated for 80DEG. C rise above an ambient temperature of 40DEG C.

2.4 Coils shall be continuously wound non-hygroscopic type with thermosetting varnish. Windings shall be aluminum or copper.

2.5 Taps shall be provided at primary windings with (6)2 1/2 % taps, three above and three below.

2.6 Intergral vibration isolators shall be provided between the core and coil assembly and the transformer enclosure in addition to the vibration isolation located between the enclosure and the floor.

2.7      Grounding shall be provided by means of a flexible grounding strap.

2.8 Transformers shall be suitable for the environment in which they are located and shall be NEMA 1, indoor, unless noted otherwise on the construction documents.

2.9 Transformers shall have lifting lugs and be enclosed in a heavy gauge, sheet steel housing with baked enamel finish. The enclosure shall be ventilated.

2.10 Transformers located in exterior areas shall be NEMA 3R, with drip shield and corrosion resistant finish.

2.11 Acceptable manufacturers shall be General Electric, Cutler-Hammer, Siemens, Square D. Cutler Hammer.

PART 3   EXECUTION

3.1 Installation method of transformers shall comply with the latest enforced edition of the National Electrical Code and the authority having jurisdiction.

3.2 Install all transformers in accordance with the manufacturer's recommendations and requirements.



Section 16460                                                     Transformers
Master Specs                                                           16460-2

                                    SCHEDULE 2
                                       -46-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             (Peregrine Systems)

3.3 Coordinate transformer location and size with architectural and interior drawings. Coordinate with other trades to identify conflicts with transformer locations and notify the Engineer of any conflicts.

3.4 Coordinate transformer size with concrete housekeeping pads, structural frames, and mounting hardware.

3.5 Brace transformers per California Code of Regulations, Title 24, Seismic Zone 4 requirements.

3.6 Provide rubber vibration isolation between transformer and floor, structure, or any fixed surface (including wireways).

3.7 Test all transformers for voltage level at primary and secondary windings.

3.8 Install all transformers plumb and square to structure and adjacent surfaces.

3.9      Connect and inspect all ground bonds prior to energizing transformer.

3.10 Install all conduit connections to transformer with liquid tight flexible conduit.

3.11 Clean all transformer interiors and exteriors prior to handing over to Owner. Touch up scratched paint and finishes as necessary.

3.12     Tighten and test all connections prior to energizing the transformer.

                                END OF SECTION




Section 16460                                                     Transformers
Master Specs                                                           16460-3

                                    SCHEDULE 2
                                       -47-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             (Peregrine Systems)

Section 16470                                                      PANELBOARDS

PART 1   GENERAL PROVISIONS

1.1      RELATED DOCUMENTS

1.1.1    The general conditions, Division 1, and Electrical General
         Requirements (Section 16050) are part of this section and the contract for this work and apply to this section as fully as if repeated herein.

1.2      QUALITY ASSURANCE AND STANDARDS

1.2.1 All work, material or equipment shall comply with the codes, ordinances and regulations of the local government having jurisdiction, including the regulations of serving utilities and any participating government agencies having jurisdiction.

1.2.2 All electrical work shall comply with the latest edition under enforcement of the following codes and standards or other regulations which may apply:

         .1   American Disabilities Act
         .2   American National Standards Institute
         .3   American Society for Testing and Materials
         .4   Institute of Cable Engineers Association
         .5   Institute of Electrical and Electronic Engineers
         .6   Local Code Enforcement Agency Requirements
         .7   National Electrical Code
         .8   National Electrical Contractor's Association
         .9   National Electrical Manufacturer's Association
         .10  National Electrical Testing Association
         .11  National Fire Protection Association
         .12  Underwriter's Laboratories, Inc.
         .13  Uniform Building Code

         No requirement of these drawings and specifications shall be construed to void any of the provisions of the above standards. Any conflicts or changes required to the contract documents in order to obtain compliance with applicable codes shall be brought to the immediate attention of the Owner's Representative by the Contractor.

1.2.3 All items shall be listed by Underwriter's Laboratories and shall bear the UL label.

1.2.4 Equipment shown to scale is approximate only and based upon a general class of equipment specified. The Contractor shall verify all dimensions and clearances prior to commencement of work.

1.2.5 The Contractor shall verify all points of connection with the manufacturer's requirements, instructions, or recommendations prior to installation. The actual dimensions, weights, clearance requirements and installation requirements shall be verified and coordinated by the contractor.





Section 16470                                                      Panelboards
Master Specs                                                           16470-1

                                    SCHEDULE 2
                                       -48-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             (Peregrine Systems)

1.3      SUBMITTALS

1.3.1 Submit shop drawings per Section 16050 for review including the following:

         .1    Panelboards
         .2    Overcurrent protection, bus capacity, main ratings, AIC rating
         .3    Mounting, enclosure, dimensions
         .4    Dimensions, voltage, ratings and phases
         .5    Device settings, trip ratings, and layout

PART 2  PRODUCTS

2.1 Panelboards shall be factory assembled, dead-front, metal enclosed, wall mounted type as noted in the construction documents.

2.2 Panelboards shall be rated 600VAC and shall not exceed 1200A current capacity.

2.3 Panelboard finish shall be baked enamel factory paint of manufacturer's standard color.

2.4 Provide front accessibility for wireways on each side of overcurrent protective devices for entire height of panelboard.

2.5 All bussing shall be silver-plated copper with ratings as indicated in the construction documents.

2.6 Panelboard, bussing, and devices shall be rated for the minimum available fault current as indicated on the construction documents.

2.7 Enclosures shall be galvanized sheet steel cabinet type with hinged and lockable doors, dead front, and permanently adhered identification labels on the front.

2.8 Switchboards shall be suitable for the environment in which they are located and shall be NEMA 1, indoor, unless noted otherwise on the construction documents.

2.9 Circuit breakers shall be molded case type; all circuit breakers shall be bolt-on type.

2.10 Main lugs shall be anti-turn solderless pressure type for use with copper conductors.

2.11     Instrumentation shall be provided where noted.

2.12     Enclosures, panel interiors, and devices shall be of one manufacture.

2.13 Provide a typewritten panel schedule located in a sleeve on the interior of the panelboard door indicating loads and areas connected to each circuit.

2.14     Provide a ground bus in each panelboard.

2.15 Acceptable manufacturers shall be General Electric, Siemens, Square D, Cutler Hammer.

PART 3   EXECUTION

3.1 Installation method of panelboards shall comply with the latest enforced edition of the

Section 16470                                                        Panelboards
Master Specs                                                             16470-2

                                    SCHEDULE 2
                                       -49-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             (Peregrine Systems)

         National Electrical Code and the authority having jurisdiction.

3.2 Install all panelboards in accordance with the manufacturer's recommendations and requirements.

3.3 Coordinate panelboard location and size with architectural and interior drawings. Coordinate with other trades to identify conflicts with panelboard locations and notify the Engineer of any conflicts.

3.4 Fasten panelboards securely to structural wall or surface to Seismic Zone 4 requirements. Panelboards shall be mounted no higher than 6'0" to the highest device from finished floor and no lower than 24" above finished floor. Provide panel skirts where noted.

3.5 Check all connections, phase rotation, ground resistance and insulation resistance levels.

3.6 Complete the panel schedule card and place in the sleeve on the interior of the panelboard door.

3.7 Test all panelboards and overcurrent protection devices for voltage level, continuity, ground fault, and short circuits.

3.8 Install all panelboards plumb and square to structure and adjacent surfaces.

3.9      Connect and inspect all ground bonds prior to energizing panelboard.

3.10 Demonstrate the proper operation of all ground fault protective devices.

3.11 Clean all panelboard interiors and exteriors prior to handing over to Owner. Touch up scratched paint and finishes as necessary.

3.12     Adjust and set all devices for proper operation.

                                  END OF SECTION

Section 16470                                                        Panelboards
Master Specs                                                             16470-3

                                    SCHEDULE 2
                                       -50-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             (Peregrine Systems)

                      SCHEDULE 3

         SUMMARY OF BUILDING WORKING DRAWINGS

          BLDG. ONE - PROJECT NO. 4085.10
-------------------------------------------------------
                     SHEET INDEX
-------------------------------------------------------
-------------------------------------------------------
GRADING PERMIT (WO# 980807)

 CIVIL

1D    GENERAL NOTES, LEGEND, KEY MAP
2D    GRADING/UTILITY PLAN

 LANDSCAPE

3D    IRRIGATION PLAN
4D    PLANTING PLAN
5D    ENTRY ROAD IRRIGATION PLAN
6D    ENTRY ROAD PLANTING PLAN                     SEPARATE
7D    IRRIGATION DETAILS                            SITE
8D    IRRIGATION DETAILS                           PACKAGE
9D    PLANTING DETAILS
10D   LANDSCAPE SPECIFICATIONS
11D   LANDSCAPE SPECIFICATIONS
12D   LANDSCAPE SPECIFICATIONS
13D   LANDSCAPE SPECIFICATIONS
14D   LANDSCAPE SPECIFICATIONS
15D   RIGHT OF WAY IRRIGATION PLAN
16D   RIGHT OF WAY PLANTING PLAN

-------------------------------------------------------

SHELL ONLY BUILDING PERMIT
(PLAN FILE #A108210-98)

TS-1 TITLE SHEET 12-18-98
TS-2 ACCESSIBILITY NOTES 12-18-98

 ARCHITECTURAL-ALL "A" DRAWINGS DATED 12-18-98

A1.1  SITE PLAN
A1.2  SITE DETAILS
A2.1  FIRST FLOOR PLAN
A2.2  SECOND FLOOR PLAN
A2.3  THIRD FLOOR PLAN
A2.4  ROOF PLAN
A3.1  EXTERIOR ELEVATIONS
A3.2  EXTERIOR ELEVATIONS
A3.3  BUILDING SECTIONS
A3.4  BUILDING SECTIONS
A3.5  WALL SECTIONS
A3.6  WALL SECTIONS
A3.7  WALL SECTIONS
A4.1  STAIR PLANS AND SECTIONS
A4.2  ENLARGED PLANS, INTERIOR ELEVATIONS
A4.3  ENLARGED DECK PLAN, REFLECTED SOFFIT PLANS
A4.4  SCHEDULES
A5.1  DETAILS
A5.2  DETAILS
A5.3  DETAILS
A5.4  DETAILS

-------------------------------------------------------
FOUNDATION/FRAMING PERMIT
(PLAN FILE #A107551-98)

 STRUCTURAL--ALL "S" DRAWINGS DATED 11-10-98

S1.1  STRUCTURAL NOTES
S1.2  TYPICAL DETAILS
S1.2  TYPICAL DETAILS
S1.4  TYPICAL DETAILS
S2.1  FOUNDATION PLAN
S2.2  SECOND FLOOR FRAMING PLAN
S2.3  THIRD FLOOR FRAMING PLAN
S2.4  ROOF FRAMING PLAN
S3.1  FRAME ELEVATIONS AND STAIR DETAILS
S4.1  SECTIONS AND DETAILS
S4.2  SECTIONS AND DETAILS
S5.2  PANEL ELEVATIONS
S5.3  PANEL DETAILS

-------------------------------------------------------
 MECHANICAL--ALL "M" DRAWINGS DATED 12-18-98

M1    MECHANICAL SYMBOLS, ABBREVIATIONS, SCHEDULES
M2    TITLE 24
M3    MECHANICAL FIRST FLOOR PLAN
M4    MECHANICAL SECOND FLOOR PLAN
M5    MECHANICAL THIRD FLOOR PLAN
M6    MECHANICAL ROOF PLAN
M7    MECHANICAL DETAILS
M8    MECHANICAL DETAILS
M9    MECHANICAL DETAILS

 PLUMBING--ALL "P" DRAWINGS DATED 12-18-98

P1    PLUMBING SYMBOLS, ABBREVIATIONS, SCHEDULES
P2    PLUMBING SITE PLAN
P3    PLUMBING FIRST FLOOR PLAN
P4    PLUMBING SECOND FLOOR PLAN
P5    PLUMBING THIRD FLOOR PLAN
P6    PLUMBING ROOF PLAN
P7    PLUMBING DIAGRAMS
P8    PLUMBING DETAILS

 ELECTRICAL--ALL "E" DRAWINGS DATED 12-18-98

E1    ELECTRICAL SYMBOLS, ABBREVIATIONS, SCHEDULES
E2    SINGLE LINE DIAGRAM
E3    ELECTRICAL SITE PLAN
E4    ELECTRICAL FIRST FLOOR PLAN
E5    ELECTRICAL SECOND FLOOR PLAN
E6    ELECTRICAL THIRD FLOOR PLAN
E7    ELECTRICAL ROOF PLAN
E8    ELECTRICAL PANEL SCHEDULES
E9    ELECTRICAL PARTIAL PLAN AND DETAILS
E10   TITLE 24 AND ELECTRICAL DETAILS
-------------------------------------------------------


                                    SCHEDULE 3
                                       -1-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

          BLDG. TWO - PROJECT NO. 4085.20
-------------------------------------------------------
                     SHEET INDEX
-------------------------------------------------------
-------------------------------------------------------

[ILLEGIBLE]



















                                    SCHEDULE 3
                                       -2-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                                     EXHIBIT C

                         PEREGRINE SYSTEMS CORPORATE CENTER

                             NOTICE OF LEASE TERM DATES



To: ______________________
    ______________________
    ______________________

     Re: Office Lease dated _________________, ______ between KR-CARMEL PARTNERS, LLC, a Delaware limited liability company ("LANDLORD"), and PEREGRINE SYSTEMS, INC., a Delaware corporation ("TENANT") concerning that certain office building located at ______ Valley Center Drive, San Diego, California 92130.

Ladies and Gentlemen:

     In accordance with the referenced Office Lease (the "LEASE"), we wish to advise you and/or confirm as follows:

     1. The Substantial Completion of the Premises has occurred, and the Lease Term shall commence on or has commenced on _________________ for a term of ______________________ ending on __________________.

     2.   Rent commenced to accrue on ____________________, in the amount of
___________________.

     3. If the Lease Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

     4.   Your rent checks should be made payable to _________________ at
______________________________________________________.

     5. The exact number of rentable and usable square feet within the Premises are _________ and ___________ square feet, respectively.

     6. Base Rent, as adjusted based upon the exact number of rentable square feet within the Premises, is as follows: ______________________________
_____________________.

     7. Tenant's Share, as adjusted based upon the exact number of rentable square feet within the Building(s), is _________%.


                                      EXHIBIT C
                                         -1-

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

     8. The street address(es) of the Building is _________________ Valley Center Drive, San Diego, California 92130.

                                        "LANDLORD":

                                        KR-CARMEL PARTNERS, LLC,
                                        a Delaware limited liability company

                                        By:  Kilroy Realty, L.P.,
                                             a Delaware limited partnership
                                             Managing Member

                                             By:  Kilroy Realty Corporation,
                                                  a Maryland corporation
                                                  General Partner


                                                  By: _________________________
                                                  Name: _______________________
                                                       Its: ___________________


                                                  By: _________________________
                                                  Name: _______________________
                                                       Its: ___________________

Agreed to and Accepted as
of _______________, _____.

"TENANT":


_________________________________,
a _______________________________

By:  ____________________________
     Its: _______________________


By:  ____________________________
     Its: _______________________



                                      EXHIBIT C
                                         -2-

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                                     EXHIBIT D

                         PEREGRINE SYSTEMS CORPORATE CENTER

                               RULES AND REGULATIONS

     Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Project.

     1. Tenant shall not alter any lock or install any new or additional locks or bolts on any doors, windows or mailboxes of the Premises without giving to Landlord prior written notice. Tenant shall bear the cost of any lock changes or repairs required by Tenant. Two keys will be furnished by Landlord for the Premises, and any additional keys required by Tenant must be obtained from Landlord at a reasonable cost to be established by Landlord. Notwithstanding the foregoing, Tenant shall have the right to install its own security system within the Premises in accordance with the provisions of the Lease.

     2. All doors opening to public corridors (other than Building lobbies (which shall be kept closed if required by law)) shall be kept closed at all times except for normal ingress and egress to the Premises.

     3. Any tenant, its employees, agents or any other persons entering or leaving any Building at any time when it is considered to be after normal business hours for such Building will be required to sign the Building register. Access to the Building may be refused unless the person seeking access has proper identification or has a previously arranged pass for access to the Building. Landlord and its agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from any Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building or the Project during the continuance thereof by any means it deems appropriate for the safety and protection of life and property. Notwithstanding the foregoing, Tenant may adopt its own rules and regulations with respect to access to any building for which Tenant leases the entire building.

     4. All moving activity into or out of the Building shall be done in such manner as Landlord reasonably designates; Landlord shall at all times reasonably cooperate with Tenant with respect to such activities. Service deliveries (other than messenger services) shall be allowed only during hours reasonably approved by Landlord. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Building. Safes and other heavy objects shall stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in any case. Any damage to any part of the Building, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility and expense of Tenant.

     5. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such specific elevator as shall be reasonably designated by Landlord. Landlord shall at all times reasonably cooperate with Tenant with respect to such activities.

     6. Any requests of Tenant shall be directed to the management office for the Project or at such office location designated by Landlord.

     7. Tenant shall not disturb, solicit, or canvass any occupant of the Project and shall cooperate with Landlord and its agents to prevent such activities.

                                      EXHIBIT D
                                         -1-

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

     8. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or agents, shall have caused it.

     9. Tenant shall not overload the floor of the Premises, Tenant shall not mark, drive nails or screws, or drill into the partitions, woodwork or plaster or deface the Premises without Landlord's prior consent other than in connection with any Alterations for which Landlord's consent is not required.

     10. Except for vending machines intended for the sole use of Tenant's employees and invitees, no vending machines other than fractional horsepower office machines shall be installed, maintained or operated upon the Premises without the written consent of Landlord. Notwithstanding the foregoing, the foregoing limitation shall not apply to Tenant's cafeteria, workout facility, showers and lockers which are contemplated to be a part of Tenant's improvements.

     11. Tenant shall not use or keep in or on the Premises, the Building, or the Project any kerosene, gasoline or other inflammable or combustible fluid or material other than as expressly permitted in Section 5.2 of the Lease.

     12. Tenant shall not without the prior written consent of Landlord use any method of heating or air conditioning other than that supplied by Landlord other than supplemental heating and air conditioning approved by Landlord, which approval shall not be unreasonably withheld.

     13. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Project by reason of noise, odors, or vibrations, or interfere in any way with other tenants or those having business therein.

     14. Tenant shall not bring into or keep within the Project, the Building or the Premises any animals or birds. Bicycles are permitted in designated areas, and Tenant may install bike racks at appropriate locations designated by Landlord in the Common Areas to accommodate bicycles.

     15. No cooking shall be done or permitted on the Premises, nor shall the Premises be used for the storage of merchandise, for lodging or for any improper, objectionable or immoral purposes. Notwithstanding the foregoing, Underwriters' laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages for employees and visitors, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations. The foregoing rule and restriction shall not apply to any cafeteria facility of Tenant.

     16. Landlord will approve where and how telephone and telegraph wires are to be introduced to the Premises. Boring or cutting for wires shall be allowed only at locations reasonably designated by Landlord. The location of telephone, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

     17. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.

     18. Tenant, its employees, contractors and agents (i) shall not loiter in the entrances or corridors, nor in any way obstruct the sidewalks, lobby, halls, stairways or elevators, and shall use them only as a means of ingress and egress for the Premises, and (ii) shall only be permitted to smoke in the areas of the Project designated for smoking.

                                      EXHIBIT D
                                         -2-

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

     19. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to ensure the most effective operation of the Building's heating and air conditioning system, and shall refrain from attempting to adjust any controls.

     20. Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the "Carmel Valley" area of San Diego, California without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Landlord shall designate.

     21. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

     22. Tenant shall assume any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

     23. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises if visible from the exterior of the Building without the prior written consent of Landlord. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent and/or of a quality, type, design and bulb color approved by Landlord provided Tenant shall have the right to install specialty lighting in the Premises not visible from the exterior of the Building. Tenant shall abide by Landlord's regulations concerning the opening and closing of window coverings which are attached to the windows in the Premises, if any, which have a view of any interior portion of the Building or Building Common Areas.

     24. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills.

     25. Any access by Tenant or its agents, employees or contractors to the roof of any Building shall be subject to coordination with Landlord and Landlord's reasonable rules and regulations.

     Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord's judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises, Building, the Common Areas and the Project, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein; provided, however, Landlord shall not change or make any Rules and Regulations which materially adversely affects Tenant's rights under this Lease, including without limitation Tenant's use and enjoyment of the Premises. Landlord shall cooperate with Tenant in connection with changing or making any Rules and Regulations. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Project.

                                      EXHIBIT D
                                         -3-

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                                     EXHIBIT E

                         PEREGRINE SYSTEMS CORPORATE CENTER

                       FORM OF TENANT'S ESTOPPEL CERTIFICATE

     The undersigned as Tenant under that certain Office Lease (the "LEASE") made and entered into as of _____________, _____ by and between as Landlord, and the undersigned as Tenant, for Premises on the ____ floor(s) of the office building located at ______ Valley Center Drive, San Diego, California 92130, certifies as follows:

     1. Attached hereto as EXHIBIT A is a true and correct copy of the Lease and all amendments and modifications thereto. The documents contained in EXHIBIT A represent the entire agreement between the parties as to the Premises.

     2. The undersigned currently occupies the Premises described in the Lease.

     3. The Lease Term commenced on __________________, and the Lease Term expires on __________________.

     4.   Base Rent became payable on ________________________.

     5. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in EXHIBIT A.

     6. Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows: __________________________________________________
______________________________.

     7. Tenant shall not modify the documents contained in EXHIBIT A without the prior written consent of the holder of the first deed of trust on the Premises.

     8. All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through _______________. The current monthly installment of Base Rent is $________.

     9. All conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder.

     10. The current amount of the Security Deposit held by Landlord is $_________.

     11. No rental has been paid more than thirty (30) days in advance and no security has been deposited with Landlord except as provided in the Lease.

     12. As of the date hereof, there are no existing defenses or offsets that the undersigned has against Landlord nor have any events occurred that with the passage of time or the giving of notice, or both, would constitute a default on the part of Landlord under the Lease.

     13. The undersigned acknowledges that this Estoppel Certificate may be delivered to Landlord or to a prospective mortgagee, or a prospective purchaser, and acknowledges that said prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate is a condition of making of such loan or acquisition of such property.

     14. If Tenant is a corporation or partnership, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority

                                      EXHIBIT E
                                         -1-

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

     Executed at ____________________ on the ____ day of _____________, 19__.

     "TENANT":                          ____________________________________,

                                        a __________________________________

                                        By:  _______________________________

                                             Name:__________________________

                                             Title:_________________________

                                        By:  _______________________________

                                             Name:__________________________

                                             Title:_________________________


                                      EXHIBIT E
                                         -2-

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                                    EXHIBIT F

                       PEREGRINE SYSTEMS CORPORATE CENTER

                                     CC&R'S

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

KR-CARMEL PARTNERS, LLC
4365 Executive Drive, Suite 850
San Diego, California 92121
Attention: Mr. Steven L. Black

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                (Space Above For Recorder's Use)

                          AGREEMENT BETWEEN LANDOWNERS
                                    INCLUDING
                     COVENANTS, CONDITIONS AND RESTRICTIONS
                           AND GRANTS OF EASEMENTS FOR
                                  CARMEL CENTER
                            AND INCLUDING TERMINATION
                           OF BOTH FORMER DECLARATION
                          AND PRIOR GRANTS OF EASEMENTS




                                    EXHIBIT F
                                       -1-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                                TABLE OF CONTENTS

ARTICLE                                                                     PAGE
ARTICLE 1  DEFINITIONS...........................................................3

ARTICLE 2  MEMBERSHIP AND VOTING RIGHTS IN ASSOCIATION...........................6
           2.1    Membership.....................................................6
           2.2    Voting Rights..................................................6

ARTICLE 3  COVENANT FOR PAYMENT OF ASSESSMENTS TO
           ASSOCIATION...........................................................7
           3.1    Creation of Lien and Personal Obligation for Assessments.......7
           3.2    Purpose of Assessments.........................................7
           3.3    Budgets........................................................7
           3.4    Parcel Area....................................................8
           3.5    Parcels Subject to Assessment; Allocation of Assessments ......8
           3.6    Regular Assessments............................................8
           3.7    Special Assessments............................................9
           3.8    Reimbursement Assessments.....................................10
           3.9    Effect of Non-Payment of Assessments; Remedies of
                  Association...................................................10
           3.10   Right of Owner to Audit Books and Records of Association......11
           3.11   Subordination of the Lien to First Mortgages..................11
           3.12   Estoppel Certificate..........................................11
           3.13   Personal Liability of Owner...................................11

ARTICLE 4  ARCHITECTURAL AND DEVELOPMENT REVIEW COMMITTEE ......................11
           4.1    Committee Composition.........................................12
           4.2    Alternate Members.............................................12
           4.3    Appointment...................................................12
           4.4    Removal.......................................................12
           4.5    Terms of Office...............................................12
           4.6    Resignations; Vacancies.......................................12
           4.7    Duties and Appeals............................................12
           4.8    Meetings......................................................12
           4.9    Design Guidelines.............................................12

ARTICLE 5  LAND USE.............................................................13
           5.1    Permitted Uses................................................13
           5.2    Use Restrictions .............................................13
           5.3    Prohibited Operations and Uses ...............................14


                                      -i-



                                   EXHIBIT F
                                      -2-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

           5.4    Other Operations and Uses.....................................15
           5.5    Laws..........................................................15

ARTICLE 6  REGULATION OF IMPROVEMENTS...........................................16
           6.1    Approval of Application Required..............................16
           6.2    Filing Fee....................................................16
           6.3    Basis for Approval............................................17
           6.4    Result of Inaction............................................17
           6.5    Proceeding With Work..........................................18
           6.6    Completion of Work............................................18
           6.7    Estoppel Certificate..........................................18
           6.8    Indemnity and Limitation of Liability.........................19
           6.9    Limitations on Improvements...................................19
           6.10   Certain Improvements Exempt from Application..................21
           6.11   Disclosure and Waiver of Conflict of Interest.................21

ARTICLE 7  OPERATIONS GENERALLY.................................................22
           7.1    Slope and Drainage Easements..................................22
           7.2    Shared Parking; Common Parking Areas..........................22
           7.3    Storage and Loading Areas.....................................23
           7.4    Inspection....................................................23
           7.5    Division of Land..............................................23
           7.6    Hazardous Materials...........................................23
           7.7    Payment of Taxes, Liens.......................................24

ARTICLE 8  COMMON AREA..........................................................25
           8.1    Use...........................................................25
           8.2    Modification of Common Area...................................26
           8.3    Parking Regulations...........................................26
           8.4    Construction and Repair.......................................26
           8.5    Interim Improvements and Maintenance of Parcels...............27
           8.6    Lighting the Common Area......................................28

ARTICLE 9  EMINENT DOMAIN.......................................................28

ARTICLE 10 MUTUAL RELEASE.......................................................29

ARTICLE 11 EASEMENTS............................................................29
           11.1   Grants of Reciprocal Easements over Common Areas..............29
           11.2   Utility Easements.............................................30
           11.3   Construction and Repair.......................................31
           11.4   Obstructions Within Common Area...............................31
           11.5   Right of Entry by Declarant, Association, Board...............31

                                      -ii-




                                    EXHIBIT F
                                       -3-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

           11.6   Entry by Owners...............................................32
           11.7   Reservation by Declarant......................................32
           11.8   Termination of Former Declaration and Confirmation of
                  Termination of 1990 Grant of Easements........................32

ARTICLE 12 BUILDING MAINTENANCE.................................................33
           12.1   Owner's Maintenance Obligations...............................33
           12.2   Closure.......................................................33
           12.3   Repair or Replacement of Damaged Building.....................34

ARTICLE 13 COMMON AREA MAINTENANCE..............................................34
           13.1   Association Maintenance.......................................34
           13.2   Common Area Insurance.........................................35
           13.3   Association's Right to Repair Neglected Parcels...............36
           13.4   Property Management Company...................................36

ARTICLE 14 THE ASSOCIATION......................................................36
           14.1   Organization..................................................36
           14.2   Duties........................................................36
           14.3   Powers........................................................37
           14.4   Election of New Board of Directors............................38
           14.5   Subsequent Board of Directors.................................38
           14.6   Personal Liability............................................38
           14.7   Annual Membership Meetings....................................38

ARTICLE 15 APPROVAL OF OWNERS AND NOTICES.......................................38

ARTICLE 16 MODIFICATION PROVISION...............................................40

ARTICLE 17 NOT A PUBLIC DEDICATION..............................................40

ARTICLE 18 INJUNCTIVE RELIEF....................................................40

ARTICLE 19 BREACH SHALL NOT PERMIT TERMINATION..................................40

ARTICLE 20 INDEMNITY BY OWNERS..................................................41
           20.1   Indemnity.....................................................41
           20.2   Building Area Liability Insurance.............................41

ARTICLE 21 SEVERABILITY.........................................................41

ARTICLE 22 ENFORCEMENT AND REMEDIES.............................................41
           22.1   Right to Enforce..............................................41


                                     -iii-



                                    EXHIBIT F
                                       -4-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

           22.2   Owner's Remedies..............................................42
           22.3   Waiver........................................................42

ARTICLE 23 LITIGATION EXPENSES..................................................42

ARTICLE 24 NO ASSIGNMENT OR TRANSFER............................................42

ARTICLE 25 SALE BY OWNER........................................................42
           25.1   Notice........................................................42
           25.2   Constructive Notice and Acceptance............................43
           25.3   Release of Owner..............................................43
           25.4   Liability of Transferee.......................................43

ARTICLE 26 TERM OF DECLARATION..................................................43

ARTICLE 27 MISCELLANEOUS........................................................43
           27.1   Captions......................................................43
           27.2   Gender........................................................44
           27.3   Declarant's Reserved Rights...................................44
           27.4   Exhibits......................................................44
           27.5   Governing Law.................................................44
           27.6   Mortgage Protection...........................................44
           27.7   Mutuality, Reciprocity; Runs With Land........................44


EXHIBITS

Exhibit "A" Site Plan of the Center

Exhibit "B" Legal Descriptions of Parcels Comprising the Center

Exhibit "C" Table of Parcel Areas


                                      -iv-





                                    EXHIBIT F
                                       -5-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                          AGREEMENT BETWEEN LANDOWNERS
                                    INCLUDING
                     COVENANTS, CONDITIONS AND RESTRICTIONS
                           AND GRANTS OF EASEMENTS FOR
                                  CARMEL CENTER
                            AND INCLUDING TERMINATION
                           OF BOTH FORMER DECLARATION
                          AND PRIOR GRANTS OF EASEMENTS

     This AGREEMENT BETWEEN LANDOWNERS INCLUDING COVENANTS, CONDITIONS AND RESTRICTIONS AND GRANTS OF EASEMENTS FOR CARMEL CENTER AND INCLUDING TERMINATION OF BOTH FORMER DECLARATION AND PRIOR GRANTS OF EASEMENTS is made as of _________, 1999, with reference to the following:

                                   RECITALS:

     A. Declarant (defined in Article 1) owns those certain Parcels (defined in
Article 1) of real property located in the City of San Diego, County of San Diego, California, identified on EXHIBIT "B" attached hereto as Parcels B and E through K, inclusive (and sometimes referred to herein as the "Carmel Center Office Campus"). The legal descriptions of such Parcels are also set forth on EXHIBIT "B".

     B. Piazza Partners, L.P., a California limited partnership, owns that certain Parcel of real property located in the City of San Diego, County of San Diego, California, identified on EXHIBIT "B" attached hereto as Parcel A. The legal description of such Parcel is also set forth on EXHIBIT "B".

     C. Carmel Valley, LLC, a California limited liability company, owns those certain Parcels of real property located in the City of San Diego, County of San Diego, California, identified on EXHIBIT "B" attached hereto as Parcels D and M. The legal descriptions of such Parcels are also set forth on EXHIBIT "B".

     D. Acacia Gasoline and Car Wash of Carmel Valley, LLC, a California limited liability company, owns that certain Parcel of real property located in the City of San Diego, County of San Diego, California, identified on EXHIBIT "B" attached hereto as Parcel L. The legal description of such Parcel is also set forth on EXHIBIT "B".

     E. RFS Financing Partnership, L.P., a Tennessee limited partnership, owns that certain Parcel of real property located in the City of San Diego, County of San Diego, California, identified on EXHIBIT "B" attached hereto as Parcel C. The legal description of such Parcel is also set forth on EXHIBIT "B". A hotel is currently open for business on Parcel C.


                                    EXHIBIT F
                                       -6-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

     F. Previous owners of the properties comprising the Center (defined in Article 1) intended to develop a retail shopping center and an adjacent commercial complex, and in furtherance of that objective recorded that certain Agreement Between Landowners Including Easements With Covenants and Restrictions Affecting Land for Carmel Valley Commercial, recorded in the Office of the County Recorder of San Diego County, California, on September 29, 1994, as Document No. 19940579026 ("FORMER DECLARATION"). Except for the hotel on Parcel C, in most respects the properties comprising the Center have not been developed as contemplated under the Former Declaration. The Former Declaration is not consistent with the manner in which the current Owners intend to develop the property comprising the undeveloped portions of the Center. Therefore, the Owners intend to terminate the Former Declaration and to replace the Former Declaration in its entirety with this Declaration.

     G. The Owners intend to develop and operate the Center as a commercial common interest development described in Section 1351(k) of the California CIVIL CODE as a "Planned Development". The Center will include certain Common Area which is shown on the Site Plan attached hereto as Exhibit "A". Portions of the Common Area are or may be designated as Exclusive Use Areas for the exclusive use of one or more Occupants. "Common Area" and "Exclusive Use Area" are defined in Article 1.

     H. The Association was formed by certain previous owners of portions of the property comprising the Center. Substantially concurrently with the recordation of this Declaration, the membership of the Association will be changed so that the current Owners of the Parcels become the current members of the Association. Among other things, the Association will maintain, repair and replace the portions of the Parcels designated as Common Area, except any Exclusive Use Areas, and except as otherwise provided in this Declaration. Each Owner or Occupant will maintain, repair and replace the building(s) and any Exclusive Use Area(s) on the Owner's or Occupant's Parcel(s).

     I. The Owners wish to subject the Center, in accordance with a common plan, to certain covenants, conditions and restrictions for the benefit of the Owners and any and all future owners of the Center or of a Parcel in the Center. The purposes of this Declaration are to ensure proper development and use of the Center, to protect the Owner of each Parcel against any improper development or use of surrounding Parcels which might depreciate the value of the Parcel, to prevent the erection on the Center of structures built of improper design or materials, to encourage the erection of attractive Improvements, to prevent haphazard and inharmonious Improvements, to secure and maintain proper setbacks from streets and adequate free spaces between structures, to provide for reciprocal parking and reciprocal pedestrian and vehicular access, ingress and egress upon certain portions of the Center for the benefit of certain of the Parcels, to enhance and protect the value, desirability and attractiveness of the entire Center, and in general to provide adequately for a high type and quality of improvement of the Center in accordance with a uniform plan of development.

     J. The Center is presently comprised of thirteen (13) legal parcels as of the date of this Declaration, which in this Declaration will be designated and referred to as Parcel A through Parcel M, inclusive. The Owners intend that the provisions of this Declaration be restrictive

                                    EXHIBIT F
                                       -7-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
covenants made pursuant to Section 1468 of the California CIVIL CODE, and that this Declaration will bind and inure to the benefit of the Parcels and the respective Owners of the Parcels during their respective periods of ownership. Declarant is processing with the City a new Parcel Map (the "New Parcel Map") which, upon recordation, shall effect a reparcelization and lot line adjustment of that portion of the Center owned by Declarant and presently described as Lots 1 through 6 and 9 of Piazza Carmel II, Unit No. 1, of Map No. 13138 into seven
(7) newly configured parcels which will be more particularly described as Parcels 1 through 7 of the New Parcel Map. Exhibit "B" attached hereto sets forth the tentative description of these Parcels contained within the New Parcel Map, and upon recordation of the New Parcel Map, the legal description of the Parcels contained therein shall supersede those descriptions of their predecessor Parcels.

     NOW, THEREFORE, the Owners hereby certify, declare and establish the following general plan for the protection and benefit of the Center, and hereby fix the following protective covenants, conditions and restrictions upon each and every ownership interest in the Center. Each ownership interest in the Center shall be hereafter held, used, occupied, leased, sold, encumbered, conveyed and transferred under and pursuant to such covenants, conditions and restrictions. Each and all of the covenants, conditions and restrictions set forth herein are for the purpose of protecting the value and desirability of the Center and shall bind and inure to the benefit of the Parcels and the respective Owners of the Parcels during their respective periods of ownership.

                                    ARTICLE 1
                                   DEFINITIONS

     In addition to any other terms defined in this Declaration, the following definitions shall apply unless otherwise indicated:

     "APPLICATION" - Any plans, specifications and other documentation required to be submitted to the Committee pursuant to the provisions of Article 6.

     "APPROVED DECLARANT IMPROVEMENTS" - Those Improvements more particularly described and defined in Section 4.9.

     "ARCHITECT" - A Person holding a certificate to practice architecture in the State of California under authority of Division 3, Chapter 3 of the BUSINESS & PROFESSIONS CODE of the State of California or any successor legislation thereto.

     "ARTICLES" - The Articles of Incorporation of the Association filed with the California Secretary of State on September 20, 1994, amended in their entirety by those Restated Articles of Incorporation of Carmel Center Association filed with the Secretary of State on ___________, 1999, and as may be further amended from time to time.

     "ASSOCIATION" - Carmel Center Association, a California Nonprofit Mutual Benefit Corporation.

     "BOARD" - The Board of Directors of the Association.

                                    EXHIBIT F
                                       -8-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

     "BYLAWS" - The Restated Bylaws of the Association dated _____, 1999, as may be further amended from time to time.

     "CARMEL CENTER OFFICE CAMPUS" - Parcels B and E through K, inclusive, which Declarant intends to improve with multi-story buildings primarily for office use and the Parking Structure.

     "CENTER" - All of the Parcels of real property shown on the Site Plan and described on EXHIBIT "B".

     "CITY" - The City of San Diego, California, a municipal corporation.

     "COMMITTEE" - The Architectural and Development Review Committee created pursuant to Article 4.

     "COMMON AREA" - Those portions of the Center shown on Exhibit "A" attached hereto intended for the common use of Owners and Occupants, and comprised of parking areas, vehicular and pedestrian access areas and driveways, sidewalks, Common Landscaping, curbs, loading areas and lighting facilities; EXCEPTING THEREFROM, HOWEVER, portions of the Common Area which are, or from time to time may be, designated for the exclusive use of one or more Occupants, and as such are "Exclusive Use Areas" as defined in this Article 1. The Common Area and Exclusive Use Areas may be modified from time to time to change the location or configuration thereof or to reflect the requirements of the City or other governmental authorities by recordation of a supplement to this Declaration by Declarant or the Association.

     "COMMON EXPENSES" - The actual and estimated expenses of maintaining and operating the Association, including property management fees, maintaining and operating the Common Areas and the Improvements located thereon (excluding Exclusive Use Areas), the cost of utility services for the Common Areas (excluding Exclusive Use Areas), the cost of insurance maintained by the Board as described herein or in the Bylaws, exercising the powers and performing the duties of the Association and the Board under this Declaration, the Articles, the Bylaws and any rules or regulations adopted by the Association, and maintaining any reasonable reserves for such purposes as determined by the Board.

     "COMMON LANDSCAPING" - The landscaping and related irrigation system improvements to be maintained by the Association, the approximate location of which is shown on Exhibit "A" attached hereto.

     "DECLARANT" - KR-CARMEL PARTNERS, LLC, a Delaware limited liability company ("KRCP") and its successor-in-interest (defined below). As used in this definition, a "SUCCESSOR-IN-INTEREST" of KRCP shall mean a Person which, through a purchase or acquisition of stock or partnership interest(s), amalgamation, consolidation, reorganization, dissolution, merger or similar transaction (as opposed to a purchase, transfer or conveyance of one or more Parcels), becomes vested with the rights and assumes the obligations of KRCP, as "Declarant", pursuant to this Declaration. "DECLARANT" shall also mean the transferee from KRCP or its successor-in-interest of three (3) or more Parcels comprising the Center, provided KRCP or its

                                    EXHIBIT F
                                       -9-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
successor-in-interest assigns to such transferee the rights of "Declarant", and such transferee assumes the obligations of "Declarant", under this Declaration; any such assignment and assumption of the rights and obligations of "Declarant" shall be in writing and signed by both KRCP or its successor-in-interest and by the transferee in recordable form and shall be recorded by the transferee in the Office of the County Recorder of San Diego County, California.

     "DECLARATION" - This Agreement Between Landowners Including Covenants, Conditions and Restrictions and Grants of Easements for Carmel Center and Including Termination of Both Former Declaration and Prior Grants of Easements, as it may be amended from time to time.

     "DESIGN GUIDELINES" - Guidelines, rules and regulations which may be prepared and issued from time to time (and which may be amended from time to time) by the Committee, and approved and adopted by the Board for the purpose of assisting Owners in preparing plans and specifications for Improvements and in preparing other plans, specifications and other materials (including designs for signs and the like) which are subject to review by the Committee pursuant to this Declaration.

     "ELIGIBLE OCCUPANT" - An Occupant of an Owner's entire Parcel (or of all of the usable area within the building(s) on the Parcel): (a) pursuant to a lease or sublease which, as of the date of the Owner's designation of the Occupant as an Eligible Occupant, has a remaining term which exceeds five (5) years, not including periods for which the term thereof may be extended by unexercised options to extend; and (b) designated as such by the Owner of the Parcel pursuant to Section 2.1.

     "EXCLUSIVE USE AREAS" - Those portions of the Common Area within a Parcel for the exclusive use of one or more Occupants and either (i) designated as Exclusive Use Areas on the Site Plan, or (ii) subject to the provisions of
Section 8.2, subsequently designated as Exclusive Use Areas from time to time by the Board or the Committee in writing.

     "IMPROVEMENTS" - Buildings, outbuildings, underground installations, slope and grade alterations, roads, curbs, gutters, storm drains, utilities, driveways, parking areas, fences, screening walls and barriers, retaining walls, stairs, decks, windbreaks, plantings, planted trees and shrubs, sidewalks, poles, signs, loading areas, docks and all other structures, land development or landscaping improvements of every type and kind.

     "MEMBER" - An Owner entitled to membership in the Association as provided in this Declaration.

     "MORTGAGE" - A deed of trust as well as a mortgage encumbering a Parcel.

     "MORTGAGEE" - The beneficiary of a deed of trust as well as the mortgagee of a mortgage encumbering a Parcel.

     "OCCUPANT" - Any Person from time to time entitled by right of ownership or under any lease, sublease or license to use and occupy any portion of the building Improvements on any Parcel within the Center.

                                    EXHIBIT F
                                      -10-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

     "OWNER" - Any Person (including Declarant) who from time to time holds fee title to any Parcel within the Center.

     "PARCEL" - Any separate legal lot or parcel which is a portion of the Center. Any lot or parcel of real property created after this Declaration is recorded, whether created by a legal split, subdivision or parcelization of a Parcel, lot line adjustment, or by combination or merger of one or more Parcels, shall be included in the definition of Parcel for purposes of this Declaration.

     "PARCEL AREA" - The total gross square footage of a Parcel as shown on EXHIBIT "C".

     "PARKING STRUCTURE" - The multi-level parking garage to be constructed by Declarant, at Declarant's cost and expense, on Parcels E, F and G (Parcels 1, 6, and 7 of the New Parcel Map). The Parking Structure and the parking spaces within the Parking Structure are not Common Area and are for the exclusive use and benefit of the Owners and Occupants of the Carmel Center Office Campus and their customers, guests and invitees.

     "PERSON" - An individual, partnership, association, corporation, limited liability company, trust, governmental agency, administrative tribunal or any other form of business or legal entity.

     "PROJECT DOCUMENTS" - This Declaration, the exhibits attached hereto, the Articles and Bylaws, the Sign Plan, and any Design Guidelines and rules and regulations as may be adopted from time to time by the Board or the Association, all as amended or supplemented from time to time.

     "SIGN PLAN" - The Carmel Center Sign Guidelines and Criteria, dated February 24, 1999, on file with the Association, as may be amended and supplemented from time to time.

     "SITE PLAN" - The Site Plan attached to this Declaration as EXHIBIT "A".

                                    ARTICLE 2
                  MEMBERSHIP AND VOTING RIGHTS IN ASSOCIATION

     2.1 MEMBERSHIP. Every Owner of a Parcel which is subject to assessment by the Association shall be a Member of the Association. Membership shall be appurtenant to ownership of any Parcel subject to assessment, and membership shall not be separated from such ownership or transferred, pledged or alienated in any way, except that an Owner, upon giving written notice to the Association, may, at its option, grant to an Eligible Occupant a power coupled with an interest to act as the Owner's agent in all matters relating to the Association; any such power shall automatically terminate upon expiration of the Eligible Occupant's lease or the earlier termination of the Eligible Occupant's tenancy for any reason. Any attempt to transfer a membership in violation of this Section shall be void and shall not be reflected in the books and records of the Association.

     2.2 VOTING RIGHTS. The Association shall have one (1) class of voting membership.

                                    EXHIBIT F
                                      -11-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

     Each Owner shall be entitled to one (1) vote for each four hundred (400) square feet of Parcel Area owned which is subject to assessment, rounded down to the next lowest whole four hundred (400) square feet of Parcel Area subject to assessment; PROVIDED, HOWEVER, any Owner of a Parcel comprised of less than four hundred (400) square feet of Parcel Area subject to assessment shall be entitled to one (1) vote for such Parcel. (For example and illustration only, the Owner of a Parcel comprised of 16,000 square feet of Parcel Area subject to assessment would be entitled to 40 votes, and the Owner of a Parcel comprised of 15,950 square feet of Parcel Area subject to assessment would be entitled to 39 votes.) When more than one (1) Person holds an ownership interest in any Parcel subject to assessment, all such Persons shall be Members, the vote(s) for such Parcel shall be exercised as they among themselves determine, and the authorized voter shall be designated in a writing delivered to the Association signed by a majority of the co-Owners.

                                    ARTICLE 3
               COVENANT FOR PAYMENT OF ASSESSMENTS TO ASSOCIATION

     3.1 CREATION OF LIEN AND PERSONAL OBLIGATION FOR ASSESSMENTS. Each Owner, for each Parcel owned which is subject to assessment hereunder, hereby covenants and agrees to pay to the Association: (a) annual Regular Assessments described in Section 3.6 for the periodic maintenance, repair and replacement of the Common Area (except any Exclusive Use Areas); (b) Special Assessments described in Section 3.7; (c) Reimbursement Assessments described in Section 3.8; and (d) such other assessments which the Board is authorized to levy pursuant to this Declaration or the Bylaws, such assessments to be established and collected as provided in this Declaration. Assessments, together with interest pursuant to
Section 3.9, reasonable collection costs and attorney's fees, shall (except as otherwise provided in Section 3.8) be a charge on the Parcel and shall be a continuing lien upon the Parcel against which each such assessment is made, the lien to be effective upon recordation of a notice of delinquent assessment. Each such assessment, together with interest pursuant to Section 3.9, reasonable collection costs and attorney's fees, shall also be the personal obligation of the Person who was the Owner of such Parcel at the time the assessment fell due. If more than one Person is the Owner of a Parcel subject to assessment, the personal obligation to pay such assessment shall be joint and several. The personal obligation for delinquent assessments shall not pass to an Owner's successors in title, however, unless expressly assumed by them, but any lien established hereunder shall remain a charge against the Parcel except to bonafide purchasers or encumbrancers for value without notice and further except as set forth in Section 3.11.

     3.2 PURPOSE OF ASSESSMENTS. The assessments levied by the Association shall be used exclusively to pay the Common Expenses (as defined in Article 1), reimburse the Association for the costs incurred in bringing an Owner into compliance with the Project Documents and only such other purposes expressly set forth in this Declaration.

     3.3 BUDGETS. At least thirty (30) days prior to the date for commencement of Regular Assessments pursuant to Section 3.6, and at least thirty (30) days prior to each calendar year thereafter, the Board shall prepare or cause to be prepared and distribute to all Members of the

                                    EXHIBIT F
                                      -12-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

Association a pro forma operating budget ("Budget") for such first or successive calendar year setting forth the estimated revenue and expenses on an accrual basis. The Budget shall include a reasonable allowance for contingencies, replacements and reserves. The Association shall deliver, together with the
Budget: (a) notice of the Members' right to obtain copies of minutes of Board meetings, to the extent required under California Civil Code Section 1363; and
(b) the summary of the provisions of California Civil Code Section 1354, as required by such Section.

     3.4 PARCEL AREA. The Parcel Area of each Parcel subject to assessment as of the date of recordation of this Declaration is indicated on EXHIBIT C. The Parcel Area of one or more Parcels shall be redetermined and shall be subject to the approval of Declarant and the Board in the event of: (a) resubdivision of any Parcel or a merger affecting two or more Parcels, in which event the Parcel Area shall be redetermined for each resulting Parcel; (b) a lot line or boundary adjustment affecting two or more Parcels; or (c) any other change in the gross square footage of any Parcel. The Board shall maintain a current schedule of the Parcel Area of the Parcels, which shall be available for inspection by any Owner upon request. From time to time, as deemed appropriate by the Board, Declarant or the Board shall have the right to execute and record a supplement to this Declaration, which includes the modified Parcel Areas in an updated EXHIBIT C. Such supplement need only be executed by the Board and the EXHIBIT C incorporated in such supplement shall replace the EXHIBIT C hereto or in any previously recorded supplement.

     3.5 PARCELS SUBJECT TO ASSESSMENT; ALLOCATION OF ASSESSMENTS. Except as provided below, all Parcels within the Center are subject to Regular Assessments and to Special Assessments. All assessments (except for Reimbursement Assessments described in Section 3.8) shall be allocated among the Owners in the proportion the Parcel Area of each Owner's Parcel or Parcels subject to assessment bears to the total Parcel Area of all Parcels then subject to assessment under this Declaration. The Parking Structure Parcels shall not be subject to any assessments levied by the Association or otherwise under this Declaration. Parcels L and M shall not be assessed for any expenses of maintenance and repair of the Common Parking Area.

     3.6 REGULAR ASSESSMENTS.

               (a) PURPOSE. Regular Assessments shall be used to defray the Common Expenses.


               (b) DATE OF COMMENCEMENT OF REGULAR ASSESSMENTS; DUE DATES. The Regular Assessments shall commence for Parcel C upon recordation of this Declaration. The Regular Assessments shall commence for each Parcel other than Parcel C on the date on which construction of any building Improvements on the Parcel have been substantially completed, and the Regular Assessments for all Parcels then subject to assessment shall be recalculated, on a going forward basis, as Parcels are added to the assessment roll. The first Regular Assessment for a Parcel shall be adjusted according to the number of months and any partial month (prorated on the basis of a 30-day month) remaining in the calendar year. The Board shall fix the amount of the Regular Assessment against each Parcel at least thirty (30) days in advance of each Regular Assessment period. Written notice of the Regular Assessment shall be sent to every Owner of a Parcel subject thereto.

                                    EXHIBIT F
                                      -13-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

               (c) REVISED REGULAR ASSESSMENT. If the Board reasonably determines that the Regular Assessment established for any year is, or will become, insufficient to meet all Common Expenses, it may determine the approximate amount of such deficiency and revise the amount of the Regular Assessments for each Owner for the balance of such year to reduce or avoid the deficiency. After the end of each calendar year, the Board shall cause an accounting to be made of all Common Expenses for such year and the amount of Regular Assessments paid for such year. If the Regular Assessments collected exceed the Common Expenses, the Board may refund the excess to Owners, or apply such excess toward Regular Assessments next becoming due from Owners, in either event in the same proportion as the Regular Assessments were paid.

               (d) PAYMENT OF ASSESSMENTS. Regular Assessments shall be due and payable by the Owners to the Association in advance in four (4) equal quarterly installments, on or before the first (1st) day of January, April, July and October of each calendar year, or in such other manner as the Board shall designate.

3.7      SPECIAL ASSESSMENTS.

               (a) PURPOSE. Special Assessments may be levied by the Board:

                    (i) If the Board determines that the Regular Assessments are or will be insufficient to defray actual Common Expenses of the Association for a given year due to unanticipated delinquencies or cost increases or unexpected repairs, replacements or reconstruction of any Improvements in those Common Areas maintained by the Association;

                    (ii) If funds are otherwise required for any authorized activity of the Association; or

                    (iii) For the purpose of defraying, in whole or in part, the cost of construction of any capital improvements within the Common Area (excluding Exclusive Use Areas) deemed reasonably necessary by the Board for the benefit of the Center, provided that any such capital improvement assessment in excess of five percent (5%) of all Regular Assessments budgeted for that calendar year shall require approval by the vote or written consent of Members holding a majority of the voting power of the Association Members, and the Declarant for so long as Declarant owns any portion of the Center.

               (b) ESTABLISHMENT. The Board shall determine the approximate amount necessary to defray the expenses set forth in Section 3.7(a), and, if the amount is approved by the Board, it shall become a Special Assessment; provided, however, that the Board may, in its discretion, prorate such Special Assessment over the remaining months of the calendar year or levy the full assessment immediately against each Parcel subject to assessment. Any Special Assessment in excess of ten percent (10%) of the budgeted Common Expenses of the Association for the calendar year in which a Special Assessment is levied shall require approval by Members holding a majority of the voting power of the Association Members, and the Declarant for so long as Declarant owns any portion of the Center.

                                    EXHIBIT F
                                      -14-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

               (c) PAYMENT OF ASSESSMENTS. Special Assessments shall be due and payable within thirty (30) days after a Member receives written notice from the Board specifying the amount of the Special Assessment, unless the Board specifies in such notice a later date for payment.

     3.8 REIMBURSEMENT ASSESSMENTS. The Association may also impose a Reimbursement Assessment against any Owner to reimburse the Association for costs incurred in bringing the Owner and the Owner's Parcel into compliance with the provisions of this Declaration, the Articles, the Bylaws and the rules and regulations of the Association, which assessment may be imposed upon the vote of the Board after notice and an opportunity for a hearing which satisfy the requirements of Section 7341 of the California CORPORATIONS CODE, as set forth in the Bylaws; PROVIDED, HOWEVER, except to the extent such Reimbursement Assessment is to reimburse the Association for the cost of (i) repairing damage to Common Areas for which the Owner or its Occupants, guests or invitees are responsible, or (ii) collecting assessments, any Reimbursement Assessment shall not constitute a lien on the Owner's Parcel.

     3.9 EFFECT OF NON-PAYMENT OF ASSESSMENTS; REMEDIES OF ASSOCIATION. Any assessment made in accordance with this Declaration shall be a debt of the Owner of a Parcel from the time the assessment is due. Any assessment not paid within thirty (30) days after the due date shall bear interest from thirty (30) days following the due date at the rate of the greater of (a) twelve percent (12%) per annum, or (b) two percent (2%) per annum over the Prime Rate published in the California Edition of the Wall Street Journal most recently before the due date. The Association may bring an action at law against the Owner personally obligated to pay the assessment, and in addition thereto, or in lieu thereof, may foreclose the lien against the Parcel. Any assessment not paid within fifteen (15) days after the due date shall be delinquent. Except as otherwise provided in Section 3.8, the amount of any such delinquent assessment plus costs of collection, late charges, penalties, interest and attorneys' fees, shall be and become a lien upon the Parcel when the Association causes to be recorded in the Office of the County Recorder of San Diego County, California, a Notice of Delinquent Assessment, which shall state the amount of such delinquent assessment and such other charges thereon as may be authorized by this Declaration, a description of the Parcel against which the same has been assessed, the name of the record owner of the Parcel and, in order for the lien to be foreclosed by non-judicial foreclosure, the name and address of the trustee authorized by the Association to enforce the lien by sale. The Notice of Delinquent Assessment shall be signed by the person designated by the Association for that purpose or, if no one is designated, by the President of the Association. Upon payment of the delinquent assessment and charges in connection with which the Notice of Delinquent Assessment has been recorded, or other satisfaction thereof, the Association shall cause to be recorded a further notice stating the satisfaction and the release of the lien thereof. Such lien may be enforced by sale by the Association after failure of the Owner to pay such assessment in accordance with its terms, such sale to be conducted in accordance with the provisions of Section 2924, Section 2924b and Section 2924c of the California CIVIL CODE applicable to the exercise of powers of sale in mortgages or in any other manner permitted by law. The Association shall have the power to purchase the Parcel at the foreclosure sale and to hold, lease, mortgage and convey the same. Suit to recover a money judgment for unpaid assessments, interest and attorney's fees may be commenced and maintained without foreclosing or waiving the lien

                                    EXHIBIT F
                                      -15-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
securing the same. Any sale or transfer of any Parcel pursuant to this Section
3.9 shall not disturb the possession, or otherwise diminish the rights or enlarge the obligations, of any Occupant under any then-existing lease.

     3.10 RIGHT OF OWNER TO AUDIT BOOKS AND RECORDS OF ASSOCIATION. Each year, each Owner shall have the right, exercisable by delivering ten (10) days advance written notice to the Chief Financial Officer of the Association, to have conducted, at such Owner's cost and expense, one (1) audit of the books and records of the Association. Any such audit may encompass any or all of the three
(3) previous years of the operation of the Association; provided, however, any Owner shall be entitled to audit any given year only once. If any such audit discloses any error in the determination of the proportionate share of Regular Assessments of any Owner or in the composition of any cost comprising the Regular Assessments: (a) an appropriate adjustment shall be made promptly between the Owner(s) and the Association to correct the error; and (b) if the error is greater than ten percent (10%) of the auditing Owner's actual proportionate share of the Regular Assessments, then the Association shall reimburse the auditing Owner for the reasonable auditor's fees and costs incurred by the auditing Owner in having the audit performed.

     3.11 SUBORDINATION OF THE LIEN TO FIRST MORTGAGES. The lien of any assessment levied upon a Parcel pursuant to this Declaration shall be subordinate to the lien of any first Mortgage upon such Parcel, and the sale or transfer of such Parcel pursuant to judicial or nonjudicial foreclosure of a first Mortgage shall extinguish the lien of such assessments as to payments which became due prior to such sale or transfer. No sale or transfer shall relieve such Parcel from lien rights for any assessments thereafter becoming due. Where the Mortgagee of a first Mortgage or other purchaser of a Parcel obtains title to the same as a result of foreclosure, such acquirer of title, its successors and assigns, shall not be liable for the share of assessments chargeable to such Parcel which became due prior to the acquisition of title to such Parcel by such acquirer.

     3.12 ESTOPPEL CERTIFICATE. The Association shall furnish or cause an appropriate officer to furnish, within ten (10) days of a written demand by any person, a certificate signed by an officer of the Association setting forth whether the assessments on a specified Parcel have been paid. A properly signed certificate of the Association with respect to the status of assessments on a Parcel is binding upon the Association as of the date of its issuance.

     3.13 PERSONAL LIABILITY OF OWNER. No Owner may exempt itself from personal liability for assessments, nor any part thereof, levied by the Association, nor release the Parcel it owns from the liens and charges of assessments pursuant to this Declaration, by waiving the use and enjoyment of the Common Area and facilities thereof, or by abandonment of its Parcel(s).

                                    ARTICLE 4
                 ARCHITECTURAL AND DEVELOPMENT REVIEW COMMITTEE

     Declarant hereby creates an architectural and development review Committee, which shall be organized as follows:

                                    EXHIBIT F
                                      -16-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

     4.1 COMMITTEE COMPOSITION. The Committee shall consist of three (3) individuals, at least one (1) of which shall not be an employee, contractor or other affiliate of Declarant.

     4.2 ALTERNATE MEMBERS. There shall also be two (2) alternate members, either of whom may be designated by the Committee to act as a substitute for any member of the Committee in the event of the member's unavailability or disability.

     4.3 APPOINTMENT. The Board shall have the right to appoint all members and alternate members of the Committee.

     4.4 REMOVAL. The right to remove any member or alternate member of the Committee shall be and is hereby vested solely in the Board.

     4.5 TERMS OF OFFICE. The term of all Committee members appointed shall be one (1) year. Any new member appointed to replace a member who has resigned or has been removed shall serve such member's unexpired term. Members whose terms have expired may be reappointed.

     4.6 RESIGNATIONS; VACANCIES. Any member of the Committee may, at any time, resign from the Committee upon written notice to the Board.

     4.7 DUTIES AND APPEALS. It shall be the duty of the Committee to perform the functions required of it pursuant to this Declaration; to consider and act upon each Application which is submitted to it pursuant to the terms of this Declaration; to enforce the Design Guidelines if any are adopted; and to perform all other duties delegated to it by the Board or imposed upon it by this Declaration. Any Owner may appeal any decision of the Committee to the Board.

     4.8 MEETINGS. The Committee shall meet as often as it, in its sole, absolute and unfettered discretion, considers necessary or proper to perform properly its duties and obligations pursuant to this Declaration. The vote, written consent or written approval of any two (2) members shall constitute an act by the Committee, unless the unanimous decision of its members is otherwise required pursuant to this Declaration. The Committee shall keep written records of all actions the Committee takes.

     4.9 DESIGN GUIDELINES. The Committee may, from time to time, and in its sole, absolute and unfettered discretion, adopt Design Guidelines and amend the Sign Plan and any Design Guidelines adopted by the Committee, provided, however, that no such amendment shall apply to any previously approved (or deemed approved) Improvement within the Center. The Design Guidelines may include (a) standards and procedures for Committee review; and (b) guidelines for Improvements, which may include, but not necessarily be limited to, guidelines for the architectural design of Improvements, site plans, floor plans and exterior elevations, the size and location of buildings (including setback requirements), the height of buildings (including architectural features), the location and pitch of slopes, requirements for grading, excavation and drainage, the location and capacity of facilities for utilities, parking areas, loading areas and docks, trash areas (including compactor pads), Exclusive Use Areas, landscaping designs and

                                    EXHIBIT F
                                      -17-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
irrigation plans, color schemes, signs, exterior lighting, and finishes and materials for use in the Center. Notwithstanding the foregoing, and notwithstanding anything in the Design Guidelines to the contrary (or which may be interpreted as being to the contrary), the following are exempt from the Design Guidelines: (i) Improvements existing or under construction on the date of this Declaration; and (ii) Improvements for which the discretionary governmental approvals have been obtained from the City before the date of this Declaration including, without limitation, the five office buildings and the Parking Structure comprising the Carmel Center Office Campus and related Improvements (herein the "Approved Declarant Improvements") approved by the City for construction upon Parcel B and Parcels E, F, G, H, I, J and K pursuant to Carmel Valley Planned District and Coastal Development Permit No. 98-0227 (Amendment to Carmel Valley Planned District, Coastal Development and Conditional Use Permit No. 93-0451) for Kilroy Carmel Center (the "KILROY CARMEL CENTER PERMIT").

     4.10 EXERCISE OF RIGHTS. Exercise of the Board's right of appointment and removal, as set forth in this Declaration, shall be evidenced by the Board's recording among the Committee's regular records a declaration identifying each new Committee member appointed and each member replaced or removed from the Committee.

                                   ARTICLE 5
                                    LAND USE

     5.1 PERMITTED USES. The following Parcels and the Improvements constructed or to be constructed thereon may be used for those purposes set forth below provided such uses comply with all Laws as defined in Section 5.5 in effect as of the date of this Declaration and the provisions of this Declaration and the other Project Documents:

          (a) With respect to Parcels B and Parcels E through K, inclusive, those uses set forth in the Kilroy Carmel Center Permit.

          (b) With respect to Parcel C, hotel and other related uses as set forth in North City West Planned District Development Plan Permit No. 88-0941 ("PERMIT NO. 88-0941").

          (c) With respect to Parcel A, restaurant use pursuant to Permit No. 88-0941.

          (d) With respect to Parcel L, those uses set forth in that certain Carmel Valley Planned District Development/Conditional Use/Coastal Development Permit Amendment No. 96-7784 issued to Acacia Gasoline and Car Wash of Carmel Valley, LLC (the "PARCEL L PERMIT")

     5.2 USE RESTRICTIONS. Except as otherwise consented to in writing by the Declarant (or the Board, after there is no longer a Declarant), which may be withheld in its sole, absolute and unfettered discretion:

          (a) There shall be no children's play areas or day care facilities in the Center, except that (i) a play area may be located and operated on Parcel M in connection with any fast-food restaurant located and operated thereon; (ii) the hotel on Parcel C may

                                    EXHIBIT F
                                      -18-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
     contain related recreational facilities; and (iii) a day care center and related play areas may be located within the Carmel Center Office Campus.

          (b) There shall be no tavern, night club or bar in the Center, except that a bar may be located in a restaurant or a hotel.

          (c) Neither Parcels B nor D may be used for a fast food or drive-through restaurant.

          (d) No portion of the Center or any Improvements constructed thereon may be put to any use which is not allowed pursuant to the Laws applicable to the Center and in effect as of the date of this Declaration.

To be effective, any written consent of Declarant for the purpose of this
Section 5.2 must be (i) signed by Declarant in recordable form; and (ii) recorded in the Office of the County Recorder of San Diego County. After there is no longer a Declarant, to be effective, any written consent of the Board for the purpose of this Section must be (A) evidenced by a duly adopted resolution of the Board, certified as such in writing by the Secretary or an Assistant Secretary of the Association in recordable form; and (B) recorded in the Office of the County Recorder of San Diego County.

     5.3 PROHIBITED OPERATIONS AND USES. No use or operation will be made, conducted or permitted on or with respect to all or any part of any Parcel or Improvement which is obnoxious to, or out of harmony with the development or operation of the business conducted on any other Parcel or on other sites in the general vicinity of the Center. Included among the uses or operations which are prohibited because of their obvious detrimental effect on the general appearance of the Parcels and their conflict with the reasonable standards of appearance and maintenance required by Declarant and the Board, are uses or operations which produce, or are accompanied by, the following characteristics:

          (a) Any public or private nuisance;

          (b) Any use which, in the Board's sole and absolute discretion, is considered to be objectionable as an intrusion into the environment of sound, odor, visual effect or physical impact or that will disturb or tend to disturb the other Owners or Occupants or their customers or invitees in the Center;

          (c) Any use that produces intense glare or heat, unless such use is performed only within an enclosed or screened area in a manner such that the glare or heat emitted will not be discernible from any property line of the Parcel;

          (d) Any use or operation that results in a discharge or release of Hazardous Materials (defined in Section 7.7) on or under the surface of a Parcel or into the surface or ground water of the Center, unless such discharge or release is in compliance with all applicable Laws relating to Hazardous Materials;

                                    EXHIBIT F
                                      -19-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

          (e) Any use or operation that results in air omissions of pollutants or contaminants unless such emissions are in compliance with all applicable laws relating to Hazardous Materials;

          (f) Any emission of odorous, noxious, caustic or corrosive matter or gas, whether toxic or non-toxic;

          (g) Any unusual litter, dust, dirt or debris, except as generated during construction of Improvements;

          (h) Any unusual firing, explosion or other damaging or dangerous hazard, including, but not limited to, storage, display or sale of explosives or fireworks;

          (i) Any mobile home or trailer court, labor camp, junk yard, stock yard, distillation of bones, or raising, storing, slaughtering or disposing of animals of any kind;

          (j) Any drilling for, excavation, refining and/or removal of earth materials, oil, gas, hydrocarbon substance, water, geothermal steam or any other subsurface substance of any nature whatsoever, except as part of normal grading operations in connection with construction of approved Improvements;

          (k) Any dumping, disposal, incineration or reduction of garbage or reuse of the same, other than handling or reducing such garbage in a reasonably clean and sanitary manner;

          (l) Any auction, public sale (except as may be conducted inside the hotel Improvements located on Parcel C by clients or patrons of the hotel) or other auction house operation;

          (m) Any display or sale of merchandise or any storage or placement of merchandise, portable signs or other objects belonging to an Owner or Occupant of the Center outside the defined exterior walls, roof and permanent doorways of any building.

          (n) Any commercial excavation of building or construction materials;
     and

          (o) Any smelting of iron, tin, zinc or other metals or ores.

     5.4 OTHER OPERATIONS AND USES. Operations and uses which are neither specifically prohibited nor specifically authorized by this Declaration may be permitted in a specific case if an Application containing operational plans and specifications are submitted to and approved in writing by the Committee. Approval or disapproval of and compatibility with such operational plans and specifications shall be based upon the effect of such proposal operations or uses on the balance of the Center and the Owners and Occupants thereof, but shall be in the sole discretion of the Committee.

     5.5 LAWS. As used herein, "Laws" means, collectively, all laws, statutes, ordinances, rules, regulations, requirements, permits, approvals, or certificates of occupancy promulgated by

                                    EXHIBIT F
                                      -20-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
any federal, state or local governmental entity with jurisdiction over the Center or any business, use or operation thereon. No Owner or Occupant shall permit any activity, use or operation on any portion of the Center in violation of any Law. Each Owner and Occupant shall, upon written notice from Declarant, or the Board, discontinue any use which is finally determined by any governmental entity having such jurisdiction to be a violation of any Law. Each Owner and Occupant shall, immediately upon receipt from any governmental entity of an alleged violation of any Law, provide a copy of such allegation to the Board, notwithstanding such party's belief that meritorious defenses to such allegations exist.

                                    ARTICLE 6
                           REGULATION OF IMPROVEMENTS

     6.1 APPROVAL OF APPLICATION REQUIRED. Subject to Section 6.10, no Improvement shall be constructed, reconstructed, rebuilt, erected, placed, altered, used, maintained or permitted to remain in the Center (i) unless the Improvement and intended use thereof conforms with all applicable Laws; and (ii) until plans, specifications and other documentation required by the Committee (or as otherwise specified in any Design Guidelines adopted by the Committee) for the Improvement and the intended use thereof ("APPLICATION") have been submitted to and approved in writing by the Committee. Each Application, including all exhibits and supporting materials and documentation, must be submitted in duplicate. Such Applications shall be in such form and shall contain such information as may be required by the Committee, but shall in any event include the following:

          (a) A site development plan of the Parcel showing the nature, grading scheme, kind, shape, composition, and location of all structures with respect to the particular Parcel (including proposed front, rear and side setback lines), and with respect to structures on adjoining Parcels, and the number and location of all parking spaces and driveways on the Parcel;

          (b) A landscaping plan for the particular Parcel;

          (c) A plan for the location of signs and lighting; and

          (d) A building elevation plan showing dimensions, materials and exterior color scheme in no less detail than required by the appropriate governmental authority for the issuance of a building permit.

          Material changes to previously approved plans must be similarly submitted to and approved by the Committee.

     6.2 FILING FEE. As a means of defraying its costs and expenses, the Committee may institute and require that a reasonable filing and review fee ("REVIEW FEE") accompany an Application. The initial schedule of Review Fees is set forth in the following schedule:

          (a) If an Application is prepared by an Architect, the Review Fee shall be Two Hundred Fifty Dollars ($250) per building per Parcel.

                                    EXHIBIT F
                                      -21-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

          (b) In all other cases, the Review Fee shall be Five Hundred Dollars ($500) per building per Parcel.

          (c) If an Application is resubmitted, the Committee may require an additional Review Fee in an amount not to exceed One Hundred Dollars ($100) for each resubmission.

          (d) The schedule of Review Fees may be modified from time to time by the Committee to reflect increased costs and expenses or changed circumstances, such as, but not limited to, inflation.

     6.3 BASIS FOR APPROVAL. The Committee shall have the right to disapprove an Application submitted to it in the event any part of the Application: (a) is not in accordance with this Declaration, the Sign Plan and any Design Guidelines or other requirements adopted by the Committee; or (b) is incomplete; or (c) is not in compliance with the applicable governmental approvals and regulations for the Center; or (d) is deemed by the Committee to be contrary to the best interests of the Center or the Owners; or (e) any combination of the foregoing. The Committee shall not unreasonably withhold its approval of an Application submitted to it, but may condition its approval on the satisfaction of one or more conditions set forth in writing. In this regard, the Committee may base its approval or disapproval on criteria which may include, but are not limited to, the following: (i) the adequacy of the building locations and dimensions on the Parcel; (ii) the adequacy of the parking to be provided; (iii) conformity and harmony of external design with neighboring structures; (iv) effect of location and proposed use of proposed Improvements on neighboring Parcels and the types of operations and uses thereof; (v) relation of topography, grade and finish ground elevation of the Parcel being improved to that of neighboring Parcels;
(vi) proper facing of main elevation with respect to nearby streets and other buildings; (vii) adequacy of screening trash facilities and mechanical, air conditioning or other rooftop installations; (viii) adequacy of landscaping; and
(ix) conformity of the Application to the purpose and general plan and intent of this Declaration. No Application shall be approved which does not provide for the underground installation of all utility services. The Committee may condition its approval of an Application on such changes therein as it deems appropriate such as, and without limitation, the approval of such Improvements by a holder of an easement which may be impaired thereby or upon approval of any such Improvements by the appropriate governmental entity. Any Committee approval conditioned upon the approval by a governmental entity shall not imply the Association is enforcing any government codes or regulations, nor shall the failure to make such conditional approval imply that any such governmental entity approval is not required.

     6.4 RESULT OF INACTION. The Committee shall approve or disapprove an Application within thirty (30) days after receipt of a complete Application and the Review Fee. If the Committee fails either to approve or disapprove an Application within such thirty-day (30-day) period, then it shall be conclusively presumed that the Committee has disapproved the Application, unless the applicant has delivered to the Committee, within fifteen (15) days after the expiration of the thirty-day (30-day) period, a notice in writing setting forth a date of initial submittal of the complete Application to the Committee and the fact that no approval or

                                    EXHIBIT F
                                      -22-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
disapproval has been given as of the date of such notice. If the Committee thereafter fails to either approve or disapprove the Application on or before the fifteenth (15th) day after the Committee's receipt of such notice, the provisions of this Declaration requiring approval of such Application shall be deemed to have been waived by the Committee with respect to such Improvements; provided, however, that such waiver shall not be deemed to be a waiver of any other covenant, condition or restriction provided herein. One (1) set of the Application shall, with the approval or disapproval of the Committee endorsed thereon, be returned to the Owner submitting it, and the other set shall be retained by the Committee for its permanent files. In the case of a conditional approval of an Application, the written conditions shall accompany the Committee's written conditional approval.

     6.5 PROCEEDING WITH WORK. Upon the Committee's approval of an Application pursuant to this Article 6, the Owner to whom the approval is granted and delivered, shall, as soon as practicable, satisfy all conditions thereof (if any) and diligently proceed with the commencement and completion of all approved construction, refinishing, alterations, excavations and landscaping so that no Improvement remains in a partly-finished condition any longer than reasonably necessary for completion thereof. In addition, each Owner shall cause all work to be as nondisruptive as practicable to the Center and the guests, invitees, tenants, employees and Owners who use the Center. Each Owner shall disrupt traffic flow and parking as little as possible during construction and shall clean up daily any construction debris to the extent reasonably practicable. In all cases, work shall be commenced within one (1) year following the date of such approval. If work is not commenced within one (1) year following the date of such approval, then the approval given pursuant to this Article 6 shall be deemed revoked; PROVIDED, HOWEVER, upon written request made prior to the expiration of said one (1) year period, the Committee may, in its sole, absolute and unfettered discretion, extend the time for commencing work.

     6.6 COMPLETION OF WORK. Construction, refinishing, alteration or excavation of any Improvements previously approved under this Article 6 shall be completed within two (2) years following the commencement thereof, except for so long as such completion is rendered impossible or would result in hardship due to action of the elements, fire or other casualty, war, riot, labor dispute, inability to procure or general shortage of labor or material in the normal channels of trade, delay in transportation, delay in inspections, governmental action or inaction or moratorium or any other cause beyond the reasonable control of the Owner so obligated, whether similar or dissimilar to the foregoing, financial inability excepted. Failure to comply with this Section 6.6 shall constitute a breach of this Declaration and subject the defaulting Owner or Owners to all enforcement procedures set forth in this Declaration or any other remedies provided by law or in equity. Upon completion of construction of any Improvement, one complete set of as-built plans shall be submitted to and maintained by the Committee.

     6.7 ESTOPPEL CERTIFICATE. The Committee shall deliver to any Owner an estoppel certificate within thirty (30) days following receipt of a written request therefor. If the Committee does not have an as-built survey of the Owner's Parcel in its files, then any such request shall be accompanied by an ALTA map of survey or a certified as-built survey of the Owner's Parcel. The estoppel certificate shall certify that as of the date of the certificate either

                                    EXHIBIT F
                                      -23-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

(a) all Improvements made or work done on or within the Owner's Parcel comply with this Declaration; or (b) such Improvements or work do not so comply, in which event the certificate shall identify the non-complying Improvements and shall set forth the cause or causes for such noncompliance. Any existing or prospective Owner, Occupant or Mortgagee in good faith for value shall be entitled to rely on the certificate with respect to the matters set forth therein, such matters being conclusive as between the Committee and all such subsequent parties in interest.

     6.8 INDEMNITY AND LIMITATION OF LIABILITY. Neither Declarant, the Association, the Board nor the Committee, nor any member of the Board or the Committee, nor any agents, employees or contractors of Declarant, the Association, the Members, Occupants, the Board or the Committee (individually or collectively, "INDEMNITEE") shall be liable for any liability, damage, loss, cost, expense or prejudice suffered, incurred or claimed by any Owner, Occupant or other person (an "Applicant") who submits an Application, or by any other Person (including any other Owner or Occupant); and each Applicant who submits an Application shall forever hold each and every Indemnitee harmless from and against any liability, damage, loss, cost, expense or prejudice suffered, incurred or claimed by such Applicant, and shall forever indemnify, defend, protect and hold each Indemnitee harmless for any liability, damage, loss, cost, expense or prejudice suffered, incurred or claimed by any other Person (including any other Owner or Occupant), arising from, our of or in connection with (a) any defects in any plans, drawings, specifications or other documentation submitted in any Application, revised or approved in accordance with this Declaration, or for any structural or other defects in any work done according to such plans, drawings, specifications or other documentation; (b) the approval or disapproval of any Application, whether or not defective; (c) the construction or performance of any work, whether or not constructed or performed pursuant to an approved Application; (d) the development of any Parcel within the Center; (e) the execution and filing of an estoppel certificate pursuant to Section 6.7, whether or not the facts therein are correct, provided that the Committee has acted in good faith in issuing such estoppel certificate on the basis of such information as may be possessed by it; or (f) any combination of the foregoing.

     6.9 LIMITATIONS ON IMPROVEMENTS. All limitations contained in this Declaration supplement the controls established by applicable zoning, land use-related entitlements and approvals granted for development of the Center and applicable building, fire and other governmental ordinances, codes, rules and regulations; and of the foregoing, the more restrictive shall apply. Each Owner and Occupant is responsible for identifying and conforming with all Laws.

          (a) SETBACK LINES. Buildings, structures of any kind (or any part thereof), Exclusive Use Areas and parking areas shall be subject to the minimum setback requirements of applicable zoning, land use-related entitlements and approvals granted for development of the Center and applicable building, fire and other governmental ordinances, codes, rules and regulations.

          (b) LANDSCAPING. Every Parcel on which a building is constructed in the Center shall be landscaped by the Owner in accordance with the Application approved by the Committee pursuant to this Article 6; and, if not previously installed, the Owner shall

                                    EXHIBIT F
                                      -24-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
     also install the Common Landscaping upon the Parcel in accordance with the plans and specifications adopted by the Declarant, or as otherwise approved by the Committee. Landscaping for each Parcel, as approved by the Committee, shall be installed before the earlier of (a) the date on which the first Occupant occupies the building (or any portion thereof) on the Parcel; or (b) the date of substantial completion of the building; PROVIDED, HOWEVER, the Committee may, in its sole, absolute and unfettered discretion, approve in writing another final date of landscape installation. As used in this Section, "SUBSTANTIAL COMPLETION" means the date on which final City inspection is obtained for the building shell. Once installed, landscaping in the Center shall be maintained, repaired and replaced as provided in Section 12.1 and Section 13.1 of this Declaration.

          (c) EXCLUSIVE USE AREAS. Any Exclusive Use Areas within a Parcel shall be as designated on the Site Plan, or as otherwise approved by the Board or by the Committee in its written approval of an Application pursuant to this
     Article 6. Exclusive Use Areas shall be maintained, repaired and replaced in accordance with Article 12.

          (d) SIGNS. Except for street and traffic control signs and such other signs as may be required by applicable law, no sign, billboard or other advertising shall be erected, placed or maintained within the Center without written approval by the Committee, which, unless such signage is consistent with the Sign Plan, may be withheld in its sole, absolute and unfettered discretion. Nothing contained herein shall preclude Declarant or any subsequent Owner of the Carmel Center Office Campus from renaming it after such Owner, an Eligible Occupant, or a major tenant that leases in excess of twenty-five percent (25%) of the space within the buildings comprising the Carmel Center Office Campus, and installing signage consistent with the Sign Plan to reflect such name change.

          (e) PARKING AREAS. The Committee shall have the authority to disapprove any Application for the construction of any building on a Parcel in the Center if the Application does not provide for parking substantially in accordance with the Site Plan and in compliance with applicable ordinances, rules and regulations of the City. The purpose and intent of this requirement is to ensure that all development and parking arrangements comply with the Site Plan and that this Declaration satisfies any City-imposed requirements for shared parking existing on the date of this Declaration.

          (f) EXTERIOR LIGHTING. Exterior lighting shall conform to the Design Guidelines and shall not be of such intensity, size, color or location as to be a nuisance to Owners or the public.

          (g) UTILITY LINES AND ANTENNAS. No sewer, drainage or utility lines, cables or wires or other devices for the communication or transmission of electric current, power or signals (including, but not limited to, telephone, television, microwave or radio signals) shall be constructed, placed or maintained anywhere in or upon any Parcel other than within buildings or structures unless contained in underground conduits; PROVIDED, HOWEVER, transformers and terminal equipment related thereto may be installed above

                                    EXHIBIT F
                                      -25-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]
     ground if screened from view of adjacent streets and Parcels in a manner satisfactory to the Committee. No antenna, satellite dish or disc for transmitting or receiving telephone, television, microwave or radio signals shall be placed on any Parcel unless (i) such antenna, dish or disc, whether on the ground or on a building, is screened from view of adjacent streets and Parcels in a manner satisfactory to the Committee; and (ii) the prior written consent of the Committee is obtained. Nothing contained in this Section shall prohibit (x) the erection or use of temporary power or telephone facilities incidental to the construction or repair of Improvements on any Parcel, or (y) the installation and maintenance of security and surveillance devices upon the exterior of buildings, within Common Areas adjacent to such buildings or elsewhere upon an Owner's Parcel and Exclusive Use Areas. No Owner shall enter into any contract or agreement with the City, the County of San Diego or any other governmental agency or entity or public utility with respect to sewer lines or connections, water lines or connections, or street improvements (including, but not limited to, curbs, gutters, parkways, street lighting or other utility connections, lines or easements) relating to the Center or any Parcel without the prior written consent of the Committee (including the Committee's approval of the contract or agreement proposed to be entered into), which may be withheld if the Committee determines such contract or agreement, or the improvements to be constructed pursuant thereto, are not consistent with the Declaration or any of the other Project Documents.

          (h) EXCAVATION AND UNDERGROUND UTILITIES. No excavation shall be made except in connection with construction of an Improvement, and upon completion thereof, exposed openings shall be back filled and disturbed ground shall be graded, leveled and restored to its original or approved similar condition.

     6.10 CERTAIN IMPROVEMENTS EXEMPT FROM APPLICATION. Notwithstanding anything in this Declaration to the contrary (or which may be interpreted as being to the contrary), the following Improvements shall be exempt from the provisions of this Article 6 and are not required to be the subject of an Application pursuant to this Article 6: (i) Improvements existing or under construction on the date of this Declaration; (ii) Improvements which are substantially consistent with the Site Plan and for which the discretionary governmental approvals have been obtained from the City before the date of this Declaration which include, without limitation, the Approved Declarant Improvements; and (iii) Improvements within the interior of a building such as tenant improvements, lobbies and other interior space.

     6.11 DISCLOSURE AND WAIVER OF CONFLICT OF INTEREST. Committee members may be appointed by, affiliated with or employed by Declarant. If Declarant submits an Application to the Committee for approval, Committee members appointed by Declarant may have a conflict of interest in rendering their decisions. Neither Declarant nor any Committee member shall have any liability to any Owner, Occupant or other Person as a result of decisions which may benefit Declarant rendered in good faith by the Committee or any Committee member, and each Owner hereby waives any claim of liability against Declarant, the Committee or any Committee member, based upon such conflict of interest. Nothing in this Section
6.11 is intended to limit the application or meaning of Section 14.6.

                                    EXHIBIT F
                                      -26-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]

                                    ARTICLE 7
                              OPERATIONS GENERALLY

     7.1 SLOPE AND DRAINAGE EASEMENTS. The Owner of each Parcel will permit free access by Owners of adjacent or adjoining Parcels and by Declarant to slopes or drainageways located on the Owner's Parcel which affect such adjacent or adjoining Parcels when such access is required for the maintenance of permanent stabilization on said slopes, or maintenance of the drainage facilities for the protection and use of property other than the Parcel on which the slope or drainageway is located. No Owner shall in any way interfere with the established drainage pattern over the Owner's Parcel from adjoining or other Parcels, and each Owner shall make adequate provisions for proper drainage in the event it is necessary to change the established drainage over the Owner's Parcel. For the purpose of this paragraph, "ESTABLISHED" drainage is defined as the drainage patterns at the time the overall grading of each Parcel is completed in accordance with the City-approved grading plans therefor. Upon completion of final grading of a Parcel, no surface drainage shall be directed across any portion of an adjoining Building Area, all surface drainage shall be directed to a public street or into the underground drainage system.

     7.2 SHARED PARKING; COMMON PARKING AREAS.

          (a) The Owners intend that this Declaration satisfies any City-imposed requirements for shared parking existing on the date of this Declaration.

          (b) Those portions of the Common Area improved, or to be improved, with parking spaces as generally shown on the Site Plan and not designated or subsequently designated as Exclusive Use or Exclusive Parking Area or, with respect to Parcel D, improved with a building (herein "Common Parking Area") shall be reciprocal parking area for the common use and enjoyment of all Parcels (excluding Parcels L and M) and their respective Owners, Occupants, customers, guests and invitees. The Owners of Parcels L and M shall have no rights to use any of the Common Parking Area.

          (c) The Parking Structure, the parking spaces included therein and those additional surface parking areas within the Carmel Center Office Campus and shown on the Site Plan as Exclusive Parking Area shall be for the exclusive use and enjoyment of the Carmel Center Office Campus and their respective Owners, Occupants, customers, guests and invitees (herein "Exclusive Parking Area").

          (d) In addition to the Exclusive Parking Areas described in subsection
     (c) above, Declarant (and the Board when there no longer is a Declarant) may designate other portions of a Parcel improved as parking as Exclusive Parking Area, subject to the provisions of Section 8.2.

          (e) No commercial truck is permitted to be parked on any Parcel unless hidden from view from other Parcels within the Center and from public streets by attractive visual barriers. Notwithstanding the immediately preceding sentence, commercial trucks may park for the purpose of loading and unloading on all Parcels; PROVIDED HOWEVER, reasonable restrictions concerning permitted times for parking,

                                    EXHIBIT F
                                      -27-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]
     loading and unloading commercial trucks, which may be applicable to one or more Parcels, may be adopted by the Board.

          (f) No charge of any kind shall ever be made for ingress to, egress from or parking in the Center, unless ordered or permitted by governmental authority. The Owner of the Carmel Center Office Campus may install a card access system in the Parking Structure and receive reimbursement from the Occupants of the Carmel Center Office Campus for the cost of installing such system and the cost of access cards and replacement cards.

     7.3 STORAGE AND LOADING AREAS. Subject to Committee approval, which may be withheld in its sole, absolute and unfettered discretion:

          (a) No materials, supplies or equipment, including any trucks, shall be stored in any area on a Parcel, except inside a closed building or on a temporary basis behind a Committee approved visual barrier which screens such areas from the view of adjoining Parcels and public streets.

          (b) Loading areas and docks shall be set back and screened to minimize the visual and noise effects from the street. All loading areas shall be hidden from view from public streets by visual barriers approved by the Committee. Notwithstanding the foregoing, it may not be practical or feasible for all loading areas and docks to comply with this restriction, in which event, as to those loading areas and docks, the Committee shall have the right to designate hours for loading and unloading and the rules reasonably necessary to minimize the visual and noise effects thereof.

     7.4 INSPECTION. Declarant, members of the Board, members of the Committee and their authorized representatives may from time to time, at any reasonable hours, enter upon and inspect any Parcel, or any portion thereof, or Improvements thereon, to ascertain compliance with this Declaration and other Project Documents, but without obligation to do so or liability therefor provided, however, no such entry shall be permitted to inspect the interior or exterior of any building improvements without at least five (5) business days' prior written notice and a statement for the reasons such entry is permitted or required under the Project Documents.

     7.5 DIVISION OF LAND. No Parcel shall be subdivided or resubdivided without the prior written approval of Declarant (or the Board, if there is no Declarant), which may be withheld in its sole, absolute and unfettered discretion. The creation of a "condominium project" on any Parcel or Parcels pursuant to Section 1351, ET SEQ. of the California CIVIL CODE shall not constitute a subdivision or resubdivision of a Parcel which is prohibited by the provisions of this Section.

     7.6 HAZARDOUS MATERIALS. Each Owner with respect to the Parcel(s) owned by such Owner covenants to do as follows:

          (a) At all times and in all respects to comply, and cause all of its Occupants to comply, with all federal, state and local laws, ordinances and regulations, including, but

                                    EXHIBIT F
                                      -28-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]
     not limited to, the Federal Water Pollution Control Act (33 U.S.C. Section 1251, ET SEQ.), Resource Conservation & Recovery Act (42 U.S.C. Section 6901, ET SEQ.), Safe Drinking Water Act (42 U.S.C. Section 3000f, ET SEQ.), Toxic Substances Control Act (15 U.S.C. Section 2601, ET SEQ.), the Clean Air Act (42 U.S.C. Section 7401, ET SEQ.), Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601, ET
     SEQ.), California Health & Safety Code (Section 25100, ET SEQ.; Section 39000, ET SEQ.), California Safe Drinking Water & Toxic Enforcement Act of 1986 (California Health & Safety Code Section 25249.5, ET SEQ.), California Water Code (Section 13000, ET SEQ.), and other comparable state and federal laws, currently in force or enacted in the future ("HAZARDOUS MATERIALS LAWS"), relating to industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, disposal or transportation of any oil, flammable explosives, asbestos, urea formaldehyde, radioactive materials or waste, or other hazardous, toxic, contaminated or polluting materials, substances or wastes, including, without limitation, any "hazardous substances", "hazardous wastes", "hazardous materials" or "toxic substances" under any such laws, ordinances or regulations (collectively, "HAZARDOUS MATERIALS").

          (b) Each Owner, Occupant and all other users of a Parcel shall, at its own expense, procure, maintain in effect and comply with all conditions of any and all permits, licenses, and other governmental and regulatory approvals required for its or its use of the Center, including, without limitation, discharge of (appropriately treated) materials or wastes into or through any sanitary sewer serving the Center. Except as discharged into the sanitary sewer in strict accordance and conformity with all applicable Hazardous Materials Laws, no Person shall cause any and all Hazardous Materials removed from the Center to be removed and transported except solely by duly licensed haulers to duly licensed facilities for final disposal of such materials and wastes. Each Owner, Occupant and user shall in all respects handle, treat, deal with and manage any and all Hazardous Materials in, on, under or about the Center in total conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding management of such Hazardous Materials.

     7.7 PAYMENT OF TAXES, LIENS. Each Owner shall pay or cause to be paid prior to delinquency the real estate taxes, assessments, special district charges and all other public, governmental, quasi-public or quasi-governmental charges which are or may become a lien upon the Owner's Parcel or Parcels ("Impositions"), and all other liens or charges which may be or become superior to this Declaration or any amendments thereto. If any Owner fails to pay any Imposition or other lien or charge as provided herein, the Association shall have the right, but no obligation, to cure such default. All costs and expenses, including attorneys' fees and costs, incurred by the Association in connection with any such cure may be recovered by the Association as a Reimbursement Assessment against said Owner and its Parcel or Parcels. An Owner shall have the right, at its own cost and expense, and in its own name, to contest or protest or seek to have reviewed, reduced, equalized or abated any Imposition levied upon its Parcel(s) by first paying such Imposition and thereafter filing a claim for refund or pursuing such other remedy as may then be available under and in accordance with California law. Upon final determination of any such proceeding, the protesting Owner shall pay the Impositions for which

                                    EXHIBIT F
                                      -29-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]
it is responsible pursuant to this Section as they are finally determined and all penalties, interest, costs and expense which may thereupon be due or have resulted therefrom. An Owner shall notify the Association in writing of any contest or protest so filed by an Owner, and shall provide the Association, upon request, with any and all documents pertaining thereto.

                                    ARTICLE 8
                                   COMMON AREA

     8.1 USE. Subject to the provisions of this Article 8 and such other provisions of the Declaration regarding restrictions upon use, the Common Area of each Parcel shall be used solely for the purposes specified in Sections 7.2(b) and 11.1. In addition, no Owner or Occupant shall use or permit to be used the Common Area for any use other than the following:

          (a) Parking motor vehicles, and pedestrian and vehicular ingress and egress by Occupants, their agents, employees, customers and other invitees, to and from buildings, the Common Area and adjacent public streets;

          (b) Parking stalls, sidewalks, walls, ramps, driveways, lanes, curbs, gutters, seating areas, flagpoles, bike racks, kiosks, automatic teller machines, bus stops and similar facilities for accommodating public transportation, traffic control areas, signals, traffic islands, landscaped areas, traffic and parking lighting facilities and monument signs with appropriate underground electrical connections, and all things incidental thereto, all as approved by the Committee and only in locations approved by the Committee;

          (c) Public utility installations serving buildings or the Common Area;

          (d) Ingress and egress of delivery and service vehicles to and from the Center or any portion thereof and adjacent public streets, and parking thereof only in unloading and truck loading and unloading areas;

          (e) Delivery of goods, wares, merchandise and providing services to Occupants of the Center;

          (f) Perimeter walls and fences shown on the Site Plan;

          (g) If required by law, recycling facilities or pickup points, the location of which are approved by the Committee; and

          (h) Lighting standards, Common Landscaping, and any other landscaping or Common Area Improvements as may be required under applicable controls and regulations of the City. The Owners and/or Eligible Occupants of Parcels may also install and maintain security and surveillance devices upon the Common Areas within their respective Parcels.

                                    EXHIBIT F
                                      -30-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]

The Common Area shall be used reasonably for the foregoing purposes so as not to interfere with parking.

     8.2 MODIFICATION OF COMMON AREA. The initial design of the Common Parking Areas and pattern of traffic flow over the Common Area within the Center shall be as shown on the Site Plan, and there shall be no material change thereto unless:

          (a) In the case of any material change to the Common Area located on Parcels A, B, C, D, E and H, the prior written consent of Declarant and the Owners of all such Parcels, which shall not be unreasonably withheld, has been obtained;

          (b) With respect to any material change to the Common Area (excluding Common Parking Area) within Parcels G, K, L or M, the prior written consent of Declarant and the Owners of all such Parcels, which shall not be unreasonably withheld, has been obtained;

          (c) With respect to any material change to the Common Parking Area within Parcels E through K, the prior written consent of the Declarant and the Owners of all such Parcels, which shall not be unreasonably withheld by any of them, has been obtained;

          (d) In all other cases, the prior written consent of Declarant (or the Board, after there is no longer a Declarant), which may be withheld in its sole, absolute and unfettered discretion, has been obtained; and

          (e) In all cases, the resulting Common Parking Area layout and pattern of traffic flow over the Common Area comply with all applicable Laws.

     8.3 PARKING REGULATIONS. Occupants within the Center will have widely varying parking requirements. To ensure Common Parking Areas are used in the most efficient manner and in the best interest of all Occupants entitled to the use thereof, the Board may adopt reasonable rules and regulations governing the use of the Common Parking Areas; PROVIDED, HOWEVER, that no such rule or regulation shall diminish the parking rights of any Occupant under any lease existing at the time such rule or regulation is adopted; and PROVIDED FURTHER, any and all such rules or regulations shall be subject to Section 8.2.

     8.4 CONSTRUCTION AND REPAIR. All construction, alteration or repair work requiring workers to perform activity or to use or locate materials, tools or equipment (such as, but not limited to, compressors, sawhorses, tool boxes, scaffolds, ladders and barricades) in the Common Area (other than Exclusive Use Areas) during the course of performing such work, whether such work is undertaken with respect to building Improvements located on a Parcel or in the Common Area, shall be subject to the prior written approval of the Board (or any committee of the Board established in accordance with the Bylaws for the purpose of administering this Section) and shall be accomplished in the most expeditious and speedy manner consistent with ongoing business operations within the Center. The Owner or Occupant undertaking such work shall take all measures necessary to minimize any disruption or inconvenience caused by such work. Such work shall be accomplished by the Owner or Occupant undertaking it in a reasonable manner so

                                    EXHIBIT F
                                      -31-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]
that any damage or adverse effect which might be caused by such work to any other Owner or Occupant or to any Parcel (including the Parcel on which the work is being accomplished) is minimized. The Owner or Occupant undertaking such work shall repair at its own cost any and all damage caused by such work and shall restore the affected portion of any Parcel (including the Parcel upon which such work is performed) to a condition which is equal to or better than the condition which existed prior to the beginning of such work. In addition, the Owner or Occupant undertaking such work shall pay all costs and expenses associated therewith and shall indemnify, protect, defend and hold the Association and all other Owners and Occupants harmless from all liabilities, damages, losses, costs, expenses or claims arising out of, in connection with or attributable to the performance of such work. Except in cases of emergency, all such work shall be undertaken only after giving the Board ten (10) days prior written notice of the work to be undertaken, the scope and nature of the work, the duration of the work and the area in which the work is to be performed. Notwithstanding the foregoing, construction, alteration or repair work to be accomplished outside the Common Area may be made without the consent of or prior written notice to the Board (or committee thereof) required under this Section.

     8.5 INTERIM IMPROVEMENTS AND MAINTENANCE OF PARCELS.

          (a) Commencing as required in paragraph (b) of this Section and continuing until such time as the commencement of construction of a building or buildings upon a Parcel in the Center, the Owner of such Parcel shall, at its sole cost, and subject to the discretion and approval of the Committee, pave with asphalt for parking or landscape with ground cover (or both) and take such other measures as are reasonably necessary to control weeds, blowing dirt and sand, accumulation of refuse and other matters with respect to the undeveloped portions of such Parcel. The cost of design and construction of such interim parking or landscaping improvements (or, if applicable, both) shall be borne solely by the Owners of the respective Parcels upon which such improvements are constructed. Once constructed, the Association shall maintain any such interim improvements within the Common Area and the cost and expense thereof shall be Common Expenses; and the Owner shall maintain such other interim improvements. Each Owner's paving plans or landscaping plans (or, if applicable, both) for the Parcel shall be subject to the Committee's written approval to ensure consistency and harmony with (a) the landscaping plan and theme of the Center; and (b) the parking configuration and pattern of traffic flow in the Center. The Committee's approval shall not be unreasonably withheld or delayed, and neither paving nor landscaping the Parcel shall commence unless and until the Committee's written approval has been obtained. After the Committee's written approval has been obtained, the Parcel shall be paved and landscaped pursuant to and in accordance with the plans approved by the Committee. Nothing contained in this Section 8.5 regarding interim improvements of Parcels shall restrict or impair the Owners' rights to fully develop and improve their respective Parcels with buildings and other Improvements consistent with the Project Documents.

          (b) The Owners of all Parcels shall pave with asphalt or landscape with ground cover, or a combination of both as provided in subsection (a) above, the otherwise unimproved portions of their respective Parcels within six (6) months after the first Occupant of any building constructed within the Carmel Center Office Campus opens for business in its

                                    EXHIBIT F
                                      -32-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]
premises; PROVIDED, HOWEVER, the Owner of any Parcel on which construction of a building and related improvements has commenced before or during such six (6) month period shall not be bound by this subparagraph (b) as to such Parcel.

          (c) At least ten (10) days before commencing construction of any Improvements upon a Parcel, the Owner of the Parcel must deliver written notice to the Board of its intent to commence construction, and the Association shall have the right to remove any Association property from the Parcel.

     8.6 LIGHTING THE COMMON AREA. The provisions of this Section shall be subject to any resolution or resolutions to the contrary which may be adopted by the Board from time to time. Lighting for the Common Area (other than lighting necessary for security of the Center or portions thereof) shall be turned on at least thirty (30) minutes before sunset (but not more than one (1) hour before sunset) and shall remain on each day until at least 11:00 p.m., unless to do so is contrary to any law, rule, statute or ordinance then in effect, in which event, the standard so prescribed shall be adhered to while in effect. Lighting representing not less than twenty-five percent (25%) of full intensity of the Common Area lighting system, uniformly distributed throughout the Common Area, shall remain on each day after 11:00 p.m. until dawn for security purposes, unless all of the Owners consent to a lesser amount of lighting in writing, or unless to do so is contrary to any law, rule, statute or ordinance then in effect, in which event, the standard so prescribed shall be adhered to while in effect. If "special" lighting (other than lighting necessary for security of the Center) is required or if regular lighting is required for a time later than the foregoing by any Owner or Occupant of the Center, then the electricity to service such lighting requirements shall, if reasonably feasible, be separately metered and all expenses thereof shall be paid by the Owner(s) or Occupant(s) who requires the special service. If such separate metering is not reasonably feasible, then the cost of such special lighting shall be determined and equitably prorated based on the amount of time required by each such Owner or Occupant and the Parcel Area of each Owner or Occupant in relation to the Parcel Area of all of the Owners or Occupants requiring the special service; all such prorated expenses shall be paid by the Owners or Occupants which require the special service.

                                    ARTICLE 9
                                 EMINENT DOMAIN

     In the event the whole or any part of the Center is taken by right of eminent domain or any similar authority of law, the entire award for the value of the land and improvements so taken shall belong to the Owner(s) of the property so taken or to their Occupants, as their interest may appear, and no other Owner of land in the Center shall claim any portion of such award by virtue of any interest, easement or other right created by this Declaration; PROVIDED, HOWEVER, any such other Owner may file a collateral claim with the condemning authority over and above the value of the land and improvements being so taken to the extent of any damage suffered by such Owner resulting from the severance of the area so taken, provided such collateral claim does not diminish the amount recoverable by the Owner(s) of the property so taken. In the event of a partial taking, the Owner(s) of the portion of the Center so condemned shall restore the remaining portion of the Center owned by such Owner(s), including improvements in the

                                    EXHIBIT F
                                      -33-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]

Common Area, as nearly as possible to the condition existing just prior to such condemnation, without contribution from the Owners of the area not so taken and any condemnation award necessary therefore shall be held in trust and applied for such purpose; PROVIDED, HOWEVER, that if any Mortgagee of any property in the Center makes the requirement pursuant to a provision in a Mortgage that the portion of the award representing compensation for severance damage to property not taken be paid to the Mortgagee, then the party required to make such payment to such Mortgagee shall not be obligated to restore the remaining portion of its Parcel(s) so taken, except to the extent necessary to clear and pave for parking and/or landscape in accordance with plans approved by the Committee.

                                   ARTICLE 10
                                 MUTUAL RELEASE

     Each Owner, for itself and, to the extent it is legally possible for it to do so, on behalf of its insurer, hereby releases the other Owners from any liability for (a) any loss or damage to the property of each Owner located upon or in the Center, including buildings or other improvements in the Center or the contents thereof caused by fire or other risks of the type generally covered by a standard policy insuring against "all risk" perils (also known as "special causes of loss"); and (b) any other direct or indirect loss or damage caused by fire or other risks, which loss or damage is of the type generally covered by a standard policy insuring against "all risk" perils (also known as "special causes of loss").

                                   ARTICLE 11
                                   EASEMENTS

     11.1 GRANTS OF RECIPROCAL EASEMENTS OVER COMMON AREAS. Each Owner, as grantor, grants to and reserves from all other Owners, for the benefit of the Association and each other Owner and their respective successors, assigns, Occupants, customers and invitees, and for the benefit of the respective Parcel(s) belonging to said other Owners, as grantees, the following non-exclusive easements upon, over, under, across and through that portion of the Common Area lying within the grantor's Parcel(s):

          (a) For ingress and egress by vehicular and pedestrian traffic and vehicle parking upon, over and through the Common Area and the entryways, driveways, roads, pedestrian pathways and parking areas as may be constructed thereon for those purposes, provided, that, Parcels L and M and their Owners, Occupants, guests, customers and invitees shall have no rights hereunder to use the Common Parking Areas;

          (b) For grading and installation of utilities, landscaping, irrigation and drainage facilities, and other Improvements, as necessary or appropriate to complete the improvement of such Common Areas within the Center pursuant to City approvals and other applicable Laws;

          (c) To the Declarant and Association, and their agents and representatives, an easement over all Common Areas for the purpose of operation, maintenance, repair,

                                    EXHIBIT F
                                      -34-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]
     reconstruction, restoration and landscaping, and, as necessary, to exercise the rights and to perform the duties set forth in this Declaration.

          (d) For the installation, maintenance, repair and replacement from time to time of any monument or other freestanding sign permitted under this Declaration and in accordance with the Sign Plan, including any permitted Occupant identification signs which have been placed thereon or made a part thereof;

          (e) For construction staging, storage of construction materials and equipment, temporary construction trailers, erection of ladders, scaffolding and barricades upon Common Areas owned by the Owner during construction, remodeling or repair of buildings and building appurtenances upon such Owner's Parcel or Parcels; and

          (f) For the purpose of entering onto the grantor's Parcel(s) to cure any default or breach under this Declaration.

     11.2 UTILITY EASEMENTS. There is hereby reserved for the use and benefit of the Association and all Owners, non-exclusive easements within the Common Areas for the location, installation and maintenance of utilities and drainage facilities of convenience or necessity as may be requested or required by the Association or any Owner provided that the grant thereof does not unreasonably interfere with the normal operation, improvement, and use of the Common Area and the buildings constructed within the Center, and no affirmative monetary obligation is imposed upon the Owners (other than the Owner benefiting from such easement). The Declarant (and the Board where there no longer is a Declarant) shall have the authority to grant easements or rights-of-way for utilities over the Common Areas as necessary to serve the Common Areas and/or the Parcels. The Owner of any Parcel and any of his Occupants or licensees shall have the right at all reasonable times to enter upon the land subject to said easements and to install, maintain, operate, repair and service utilities and drainage facilities thereon for the use and benefit of his Parcel; provided, however, any such Person shall restore said land, at his own expense, as nearly as practicable, to the same condition as existed prior to such entry and shall comply with the provisions of Section 11.6. The Owner of any Parcel shall have the right to assign the benefit and use of any such easement to any public or private utility company, agency or district for the purpose of installing, operating, repairing, servicing and maintaining utilities or drainage facilities and enforcing the easement rights. For purposes hereof, "utilities" shall include electricity, gas mains and lines, water distribution lines, storm water sewers, sanitary sewers, telephone, fiberoptic, cable TV, and telegraph cables and lines, and other similar or related facilities commonly regarded as utilities.

     All storm drains, utility lines, transformers and meters shall be maintained under the terms of this Declaration in a safe and good working condition by the party responsible therefor. No grantee of a utility easement shall in the use, construction, reconstruction, operation, maintenance or repair of any storm drains, utility lines, transformers and meters in any way interfere, obstruct or delay the business of the grantor of said easement or any other Owner or Occupant, or the public access to and from said business or interfere, obstruct or delay in any way the receiving of merchandise by said grantor or any Owner or Occupant.

                                    EXHIBIT F
                                      -35-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]

     11.3 CONSTRUCTION AND REPAIR. In addition to the foregoing and in connection with any work performed upon a Parcel, incidental encroachments into or upon the Common Area within that Parcel shall be permitted in connection with the use of ladders, scaffolding, storefront barricades and similar facilities resulting in temporary obstruction of portions of the Common Area, all of which are permitted under this Section so long as their use is kept within reasonable requirements of construction work expeditiously pursued. The Common Area may be used for ingress and egress of vehicles transporting construction materials, equipment and Persons employed in connection with any work provided for in this Declaration and that Common Area within the Parcel upon which the construction is taking place may also be used for temporary storage of material and vehicles being used in connection with such construction, subject to all of the other terms of this Declaration. Reasonable precautions and measures shall be taken so that any disturbance to the use of the Common Area generated by such encroachments will be minimized.

     11.4 OBSTRUCTIONS WITHIN COMMON AREA. Except as otherwise expressly provided in Sections 8.1, 8.4, 11.1 and 11.3, no walls, fences, barriers or obstructions of any sort or kind shall be constructed or maintained in the Center, or any portion thereof, by any Owner, its agent or Occupant, which prevent or impair the use or exercise of any of the easements granted in this
Article 11, including, but not limited to, the ingress and egress of vehicular and pedestrian traffic and parking within the Common Area and the Common Parking Area; PROVIDED, HOWEVER, reasonable traffic controls (including speed bumps) as may be necessary to guide and control the orderly flow of traffic may be installed so long as access driveways to the Common Parking Area are not closed or blocked and the traffic circulation pattern of the Common Area, as shown on the Site Plan, is not changed or affected in a substantial way; AND PROVIDED FURTHER, temporary fences made of security chain link may be erected to cordon off areas of construction activity (including staging areas for equipment and materials). The Owners and Occupants of the Parking Structure and the Exclusive Parking Areas may also establish and install control devices and measures such as a card entry system to the Parking Structure, restricted parking signs, security gates, or other mechanisms to secure the Parking Structure and Exclusive Parking Areas from unauthorized use and traffic.

     11.5 RIGHT OF ENTRY BY DECLARANT, ASSOCIATION, BOARD. Declarant, the Association, the Board, and their employees, agents, and contractors are hereby granted the right to enter upon the Common Areas and upon any other portion of the Center, to the extent reasonably necessary, to repair, improve, maintain and operate the Common Areas and to exercise the rights and to perform the duties imposed by this Declaration on the Board or the Association. Such right of entry upon portions of the Center other than the Common Areas shall be exercised so as to interfere as little as reasonably possible with the possession, use and enjoyment of the Owner or Occupants of such portion and shall be subject to the provisions of Section 7.4. The Association shall indemnify, protect, hold harmless and defend the Owner and Occupants of each Parcel over which the foregoing easements are reserved from and against all liabilities, losses, liens, damages, claims, costs and expenses and arising from or caused by the use of such Common Areas by the Declarant, Association, and Board.

                                    EXHIBIT F
                                      -36-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]

     11.6 ENTRY BY OWNERS. In connection with any entry by an Owner onto any Common Areas for purposes of exercising such Owner's rights pursuant to utility or drainage easements pursuant to Section 11.2, or performing any other work on the Common Areas (not including Exclusive Use Areas within such Owner's Parcel) permitted under this Declaration or otherwise approved by the Board, such Owner shall, at its expense:

          (a) Maintain, at all times during such period of entry, commercial general liability insurance with a combined single limit per occurrence of at least $1,000,000, naming the Association (and the Owner and Occupants of such Common Areas if not owned by the entering Owner) as additional insureds, and providing that such coverage shall not be terminated or modified without at least thirty (30) days' prior written notice to the Board;

          (b) Deliver to the Board a certificate evidencing that such insurance is in full force and effect prior to entry onto such Common Areas;

          (c) Perform all work in a safe manner, insure that no hazardous condition remains on such Common Areas, and repair any damage thereto;

          (d) Keep such Common Areas free and clear of all mechanics' or materialmen's liens arising out of such Owner's activities;

          (e) Comply with all applicable Laws in connection with such work;
     and

          (f) Indemnify, protect, hold harmless and defend the Association, the Board and the Owner and Occupants of such Common Areas from and against all liabilities, losses, liens, claims, damages, costs and expenses (including attorneys' fees and court costs) for labor or services performed or materials furnished to or for such Owner, or for personal injury, death or property damage, arising out of or related to such Owner's entry or breach of the provisions of this Section 11.6.

     11.7 RESERVATION BY DECLARANT. The Declarant hereby reserves the right to subsequently grant and create additional easements over one or more of the Parcels owned by Declarant, including the Common Areas contained therein, for the benefit of one or more other Parcels owned by Declarant provided, and upon condition that, the grant of any such additional easements shall not materially interfere or impede with the grant and use of the other easements established hereunder.

     11.8 TERMINATION OF FORMER DECLARATION AND CONFIRMATION OF TERMINATION OF 1990 GRANT OF EASEMENTS. The Former Declaration (defined in Recital F) is hereby terminated in its entirety and is declared to be of no further force or effect; PROVIDED, HOWEVER, the termination of the 1990 Grant of Easements (as defined in Section X(e) of the Former Declaration), which is set forth in Section X(e) of the Former Declaration, shall remain in effect (I.E., the 1990 Grant of Easements are hereby confirmed previously terminated and of no further force or effect). The easements granted in this Article 11 replace and supersede the easements

                                    EXHIBIT F
                                      -37-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]
granted in that Grant of Easement dated February 12, 1990 and recorded in the Office of the County Recorder at San Diego County on February 13, 1990 as Document No. 1990-080110, and that Grant of Easement and the easements granted thereunder are hereby terminated and declared to be of no further force or effect.

                                   ARTICLE 12
                              BUILDING MAINTENANCE

     12.1 OWNER'S MAINTENANCE OBLIGATIONS. Subject to Section 12.3, each Owner shall maintain, repair and replace (or cause to be maintained, repaired and replaced) the following:

          (a) All exterior surfaces and roofs of buildings and other structures located on the Owner's Parcel(s), so that the exterior walls, exterior signs, roofing materials and painted surfaces, are at all times maintained in a first-class condition. All painted portions of building exteriors shall be repainted no less frequently than once each five (5) years with the same colors as such portions were originally painted or stained, unless the Committee approves a change in color, which approval may be withheld in the Committee's sole, absolute and unfettered discretion.

          (b) All other portions of the Owner's Parcel, other than Common Area, in a neat, clean, sightly and well-kept condition, free and clear of weeds, debris and rubbish. All landscaping, other than Common Landscaping, shall be maintained in a first-class condition and, as and when necessary, replaced.

          (c) Any and all monument signs on which the name of an Occupant of the Owner's Parcel appears, even if the monument sign is located on another Owner's Parcel.

          (d) Those portions of facilities for water, sewer, gas, telephone, electricity and other utilities serving such Owners' buildings so as to not interfere, interrupt or otherwise impair delivery of utilities required for maintenance of the Common Areas and by other buildings within the Center.

          (e) Each Owner and or its Occupants shall also contract for the removal of trash from its buildings.

Each Owner shall also adopt and maintain such standards of property maintenance, appearance and housekeeping as are necessary or appropriate to keep and maintain the foregoing in first-class condition, repair and appearance.

     12.2 CLOSURE. The Owner of a Parcel shall, following the permanent closure or cessation of any business operation which is expected to continue for any extended period of time take such measures as may be reasonably required under the circumstances to prevent vandalism, including preventing graffiti and preventing windows from being broken, and to keep the vacant building or premises in a reasonably attractive manner.

                                    EXHIBIT F
                                      -38-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]

     12.3 REPAIR OR REPLACEMENT OF DAMAGED BUILDING. In the event of any damage to or destruction of any building within the Center, the Owner of the Parcel upon which such building is located shall, subject to the requirements and limitations stated in this Declaration and any Mortgage encumbering such Parcel,
(a) repair, restore and rebuild such building as quickly as reasonably practicable subject to the requirements and limitations stated in this Declaration; (b) tear down and remove all parts of said damaged or destroyed building then remaining and the debris resulting therefrom and otherwise clean and restore the Building Area affected by such casualty to a level and clean condition; or (c) any combination of the above in a manner satisfactory to the Committee. The Owner of any Parcel on which damaged building improvements are located shall be obligated to proceed with all due diligence hereunder, and such Owner shall cause cleanup and/or reconstruction to commence within three (3) months after the damage occurs and to be completed within twelve (12) months thereafter, unless prevented by causes beyond such Owner's reasonable control.

                                   ARTICLE 13
                             COMMON AREA MAINTENANCE

     13.1 ASSOCIATION MAINTENANCE. Upon completion of construction of the Improvements on a Parcel (which as of the date of this Declaration includes only Parcel C), the Association shall manage, maintain, repair and replace (or cause to be managed, maintained, repaired and replaced) the Common Area on such Parcel (except any portion thereof which is an Exclusive Use Area) and all Improvements within the Common Area on such Parcel (except in any portion of the Common Area which is an Exclusive Use Area) in good repair and appearance, including, but not limited to, contracting for and paying costs of or related to (i) utility services provided to such Common Area including, but not limited to, water, electricity and natural gas (if applicable); (ii) sweeping and cleaning (including steam cleaning) the parking areas, sidewalks and other hardscape, as necessary; (iii) repairing and replacing asphalt paving using materials equal to or better than those originally installed; (iv) bumpers; (v) parking lot striping and directional signs; (vi) light bulbs and light standards; (vii) perimeter walls; (viii) electrical lines, gas lines (if applicable), storm drains, water lines and sanitary sewers which serve such Common Area or which are within such Common Area; (ix) planters, landscaping and sprinkler systems comprising the Common Landscaping; (x) hiring and supervising private security, if any; (xi) the insurance for which Section 13.2 provides; and (xii) all other items of maintenance, repair or replacement that may be needed from time to time to maintain such Common Area properly and in a first-class condition.

     The foregoing notwithstanding, the following exceptions shall apply:

          (a) During the period of construction or repair of any building on any Parcel, the Owner of such Parcel shall maintain (or cause to be maintained) those portions of the Common Area within its Parcel, if any, which are affected by such building construction or repair and shall be responsible for controlling blowing dust and debris resulting from such construction or repair activity.

                                    EXHIBIT F
                                      -39-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]

          (b) With respect to those portions of facilities for water, sewer, gas, telephone, electricity and other utilities serving more than one building with different Owners and lying beneath the Common Area (e.g., an electric trunk line from which individual lateral lines are routed to serve different individual buildings), the Association will perform any required maintenance, repair or replacement (or cause the same to be performed), and will bill each Owner's share of the cost of the work to the Owners of the Parcels whose buildings are served by the facilities. Each Owner's share of the total bill shall be determined by multiplying the total bill by a fraction, the numerator of which is the Parcel Area of the Owner's Parcel or Parcels served by the facility, and the denominator of which is the Parcel Area of all Parcels served by the facility. Each Owner shall be responsible for maintenance and repair of the lateral lines serving his Parcel or Parcels.

          (c) With respect to those portions of facilities for water, sewer, gas, telephone, electricity and other utilities serving one or more buildings owned by the same Owner and lying beneath the Common Area, the Association will perform any required maintenance, repair or replacement (or cause the same to be performed), and will bill the Owner of the Parcel(s) whose building(s) is served by the facilities. With the consent of the Association, the Owner of the affected building or buildings may contract directly for any such required maintenance, repair or replacement work to be performed at the sole cost and expense of such Owner.

     13.2 COMMON AREA INSURANCE.

          (a) As part of its obligation to maintain the Common Area within the Center except those portions designated Exclusive Use Areas, the Association shall at all times maintain in force and effect commercial or comprehensive general liability insurance insuring the Association and, as additional insureds, all Owners and Eligible Occupants who now or hereafter own or hold any Parcel or any qualifying leasehold estate (I.E., qualifying the lessee thereunder to be an Eligible Occupant) or other interest therein as their respective interests may appear (provided that the Association is given prior written notice of such interest), against claims for bodily injury, personal injury, death or property damage occurring in, upon or about the Common Area. Such insurance shall be written with an insurer licensed to do business in the State of California. All such insurance shall be primary coverage, endorsed to name as additional insureds all Owners and Eligible Occupants under leases of which the Association has been notified in writing, and shall not require that any other insurance be called upon to contribute to a loss under such coverage, and shall have liability limits of not less than Three Million Dollars ($3,000,000) combined single limit coverage for bodily injury, personal injury, death and/or property damage arising out of any single occurrence, which amount shall be reviewed annually and changed to reflect the current practice in mixed use commercial centers in San Diego County, California which are of a similar size and which have a similar mix of Occupants. The Association shall cause certificates of insurance to be issued by the insurer to each of the Owners and Eligible Occupants of whom the Association has been notified in writing, certifying that such insurance is in full force and effect and shall not be canceled or materially amended without thirty (30) days prior written notice thereof to each of such Owners and Eligible Occupants.

                                    EXHIBIT F
                                      -40-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]

          (b) Association shall obtain and maintain in force property damage insurance under a standard form policy or policies of all-risk insurance then in use in California, covering retaining walls and other walls, lighting facilities and lighting standards, landscaping (in the reasonable business judgment of the Association), and other improvements in the Common Area (excluding Exclusive Use Areas);

          (c) Worker's compensation insurance, as required by law;

          (d) Association Directors' and Officers' errors and omissions insurance, in form and amount determined by the Board; and

          (e) Insurance against any other risk which the Board considers appropriate.

     13.3 ASSOCIATION'S RIGHT TO REPAIR NEGLECTED PARCELS. In addition to maintaining the Common Area, if an Owner fails to maintain the Improvements, and other portions of Owner's Parcel so as to violate Section 12.1, then the Association, after approval of the Board, shall have the right, through its agents, contractors and employees, to enter onto the Owner's Parcel to repair, maintain and restore the Parcel, any Exclusive Use Areas, and the exteriors of any building and other Improvements erected thereon. However, entry into a Building Area or Exclusive Use Area may be made only after not less than five
(5) business days notice has been given to the Owner and any Eligible Occupant. Entry shall be made with as little inconvenience to the Owner and Occupants as possible and any damage caused thereby shall be repaired by the Association at its cost and expense. The cost of such exterior maintenance shall be levied as a Reimbursement Assessment against such Parcel pursuant to Section 3.8.

     13.4 PROPERTY MANAGEMENT COMPANY. Nothing in this Article 13 or in this Declaration shall preclude or be interpreted as precluding the Association from retaining a "managing agent" within the meaning of Section 1363.1 of the California CIVIL CODE, as it may be amended or replaced from time to time. In the event the Association so retains such a "managing agent", then the "managing agent" and the Association shall make all arrangements necessary or proper to ensure that funds accepted or received by the "managing agent" and belonging to the Association are deposited and handled in compliance with Section 1363.2 of the California CIVIL CODE, as it may be amended or replaced from time to time. The Association may retain the Declarant or an affiliate of the Declarant as managing agent.

                                   ARTICLE 14
                                 THE ASSOCIATION

     14.1 ORGANIZATION. The Association is a California nonprofit mutual benefit corporation.

     14.2 DUTIES. The Association shall be charged with the duties set forth in the Articles, the Bylaws and this Declaration, including, but not limited to, the following:

               (a) ASSESSMENTS. The Association shall fix, levy, collect and enforce Assessments as further described in Article 3.

                                    EXHIBIT F
                                      -41-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]

               (b) COMMON AREAS. The Association shall maintain, repair, replace, restore, operate, control and manage the Common Areas (excluding Exclusive Use Areas) and all facilities, Improvements and equipment located thereon, as further described in Article 13, except to the extent such maintenance has been assumed by a governmental agency or public or private utility, and except as otherwise set forth herein.

               (c) PAYMENT OF EXPENSES. The Association shall pay all expenses and obligations incurred by the Association in the conduct of its business, including, without limitation, all licenses, taxes or governmental charges levied or imposed against the property of the Association.

     14.3 POWERS. The Association shall have the following powers, rights and duties, in addition to those provided elsewhere in this Declaration, the Articles and the Bylaws and those powers granted to a nonprofit mutual benefit corporation pursuant to the California Corporations Code:

               (a) ACQUISITION OF PROPERTY. The Association shall have the power to acquire (by gift, purchase or otherwise), own, hold, improve, operate, maintain, convey, sell, lease, transfer, dedicate for public use or otherwise dispose of real or personal property in connection with the affairs of the Association.

               (b) ASSESSMENTS, LIENS. The Association shall have the power to levy and collect assessments pursuant to Article 3 and to perfect and enforce liens in accordance with the provisions of Article 3.

               (c) BORROWING. The Association shall have the power to borrow funds to pay costs of operation, secured by assessment revenues due for succeeding years or by assignment or pledge of rights against delinquent Owners; provided, however, that the affirmative vote or written consent of Declarant and other Owners holding a majority of the total voting power of the Class A Members shall be required to borrow, during any calendar year, in excess of an amount equal to Ten Thousand Dollars ($10,000) multiplied by the number of Parcels within the Center subject to assessment. Such borrowing may be from Declarant if Declarant agrees to advance funds; and, in such event, Declarant shall receive, as interest, no more than the published Wall Street Journal Prime Rate, as modified from time to time, plus two percent (2%).

               (d) CONTRACTS. The Association shall have the power to contract for goods and/or services for the Common Areas or for the performance of any power or duty of the Association, subject to limitations set forth elsewhere in this Declaration, the Articles or the Bylaws. The Association's power to contract shall include, but is not limited to, the right to enter into agreements with one or more other owners' associations for the purposes described in this Section.

               (e) DELEGATION. The Association shall have the power to delegate its authority and powers to committees, officers or employees of the Association.

                                    EXHIBIT F
                                      -42-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]

               (f) ENFORCEMENT. The Association shall have the power to enforce this Declaration pursuant to the provisions hereof.

               (g) SECURITY SERVICES. The Association shall have the power to provide, or to contract for the provision of, security patrols or other security measures, or both, as the Board deems necessary.

               (h) VARIANCES. The Board, acting for the Association, shall have the power to grant reasonable variances from the provisions of this Declaration from time to time, as the Board may deem, in its sole discretion, to be in the best interests of the Center, in order to overcome practical difficulties and to prevent unnecessary hardship in the application of the provisions contained herein; provided, however, that: (a) a variance shall not materially injure any of the Parcels or Improvements in the Center; and (b) the Owner seeking the variance shall otherwise be subject to and conform with all applicable governmental laws, ordinances, regulations and requirements. No variance granted pursuant to the authority granted herein shall constitute a waiver of any provision of this Declaration as applied to any person or real property.

     14.4 ELECTION OF NEW BOARD OF DIRECTORS. Concurrently with the recordation of this Declaration, the Members shall elect a new Board of Directors of the Association consisting of three (3) directors who shall hold office until the next annual meeting of Members pursuant to Section 14.7.

     14.5 SUBSEQUENT BOARD OF DIRECTORS. At each annual meeting of Members, a new Board consisting of three (3) directors shall be elected, and such Board shall serve until the next annual meeting. The Bylaws may provide for staggered terms and lengths of terms for directors different from those initially set forth in this Declaration and may provide for a greater or lesser number of directors than set forth herein; provided, however, in no event shall there be more than seven (7) directors or less than three (3) directors. The Board shall undertake all duties and responsibilities of the Association and the management and conduct of the affairs thereof, except as expressly reserved herein to a vote of the Members.

     14.6 PERSONAL LIABILITY. No member of the Board, or of any committee of the Association, or any officer or manager of the Association shall be personally liable to any Owner, or to any other party, including the Association, for any damage, loss or prejudice suffered or claimed on account of any act, omission, error or negligence of any such Person.

     14.7 ANNUAL MEMBERSHIP MEETINGS. The Association shall hold annual meetings of the Members in accordance with the Bylaws of the Association.

                                   ARTICLE 15
                         APPROVAL OF OWNERS AND NOTICES

     All notices, demands or requests for consent or approval of any kind which the Association or any Owner or Occupant is required or desires to give or make upon the

                                    EXHIBIT F
                                      -43-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]

Association or any other Owner or Occupant shall (a) be in writing; (b) specify the Section of this Declaration which requires or authorizes that such notice be given or requires that such consent or approval be obtained; and (c) be given or made (subject to the right of the Association or any Owner or Occupant to designate a different address by giving notice of such change in the manner provided in this Section) by personal delivery, private express courier, or by United States registered or certified mail, return receipt requested, postage prepaid, addressed, in the case of Declarant and the consenting parties, as follows:

DECLARANT:                               KR-Carmel Partners, LLC
                                         c/o Kilroy Realty Corporation
                                         4365 Executive Drive, Suite 850
                                         San Diego, CA 92121
                                         Attention: Mr. Steven L. Black

PIAZZA PARTNERS, L.P.:                   Piazza Partners, L.P.
                                         c/o The Allen Group
                                         401 "B" Street, Suite 2150
                                         San Diego, CA 9101
                                         Attention: Mr. David L. Dick

CARMEL VALLEY, LLC:                      Carmel Valley, LLC
                                         ___________________________________
                                         ___________________________________
                                         Attention:_________________________

ACACIA GASOLINE AND CAR WASH             Acacia Gasoline and Car Wash of
OF CARMEL VALLEY, LLC                    Carmel Valley, LLC
                                         ___________________________________
                                         ___________________________________
                                         ___________________________________
                                         Attention:_________________________

RFS FINANCING PARTNERSHIP, L.P.:         RFS Financing Partnership, L.P.
                                         ___________________________________
                                         ___________________________________
                                         Attention:_________________________

ASSOCIATION:                             Carmel Center Association
                                         c/o Kilroy Realty Corporation
                                         4365 Executive Drive, Suite 850
                                         San Diego, CA 92121
                                         Attention: Mr. Steven L. Black

     When given in the manner prescribed in this Section, all notices, demands or requests for consent or approval shall be deemed given, received, made or communicated on the date

                                    EXHIBIT F
                                      -44-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]
personal delivery is effected or, if mailed, on the delivery date or the date on which delivery is refused by the addressee.

                                   ARTICLE 16
                             MODIFICATION PROVISION

     This Declaration may not be modified in any respect whatsoever, or rescinded, in whole or in part, except by written instrument duly recorded in the Office of the County Recorder of San Diego County, after first being duly signed and acknowledged by Declarant for so long as there is a Declarant, and by those Owners (which may include Declarant) holding at least seventy-five percent (75%) of the Members' voting power. Notwithstanding the foregoing, any modification or rescission of any of the provisions of Section 8.2 regarding the Common Area and the provisions of Article 11 regarding the grant of easements with respect to the Common Area shall require the written consent of those Owners as set forth in Section 8.2.

                                   ARTICLE 17
                             NOT A PUBLIC DEDICATION

     Nothing contained in this Declaration shall be deemed to be a gift or dedication of any portion of the Center to the general public or for the benefit of the general public or for any public purposes whatsoever, it being the intent of Declarant that this Declaration shall be strictly limited to and for the purposes expressed in this Declaration. The right of the public or any Person to make any use whatsoever of the Center or any portion thereof (other than any use expressly allowed by a written or recorded map, agreement, deed or dedication) is by permission and subject to control of the Owners.

                                   ARTICLE 18
                                INJUNCTIVE RELIEF

     In the event of any violation or threatened violation by any Owner or Occupant of any portion of the Center of any of the terms, covenants, conditions and obligations of this Declaration, in addition to the other remedies for which this Declaration provides, any or all of the Owners shall have the right to enjoin such violation or threatened violation in a court of competent jurisdiction.

                                   ARTICLE 19
                       BREACH SHALL NOT PERMIT TERMINATION

     No breach of this Declaration shall entitle any Owner to cancel, rescind or otherwise terminate this Declaration, but such limitation shall not affect in any manner any other rights or remedies which such Owner may have under this Declaration by reason of any breach of this Declaration. Any breach of any of the covenants, conditions or restrictions set forth in this Declaration, however, shall not defeat or render invalid the lien of any Mortgage made in good faith and for value, but such covenants, conditions or restrictions shall be binding upon and be effective against such Owner of any of said property or any portion thereof whose title thereto is acquired by foreclosure, trustee's sale or otherwise.

                                    EXHIBIT F
                                      -45-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]

                                   ARTICLE 20
                               INDEMNITY BY OWNERS

     20.1 INDEMNITY. Each Owner shall indemnify, protect, defend and hold the Association and the other Owners harmless from and against all claims, expenses, liabilities, loss, damage and costs, including any actions or proceedings in connection therewith and including reasonable attorneys' fees and costs, incurred in connection with, arising from, due to or as a result of the death of or any accident, injury, loss or damage, howsoever caused, to any Person or loss or damage to the property of any Person as shall occur on the indemnifying Owner's Parcel (excluding Common Areas), except claims resulting from the negligence or willful act or omission of (a) the Association or the indemnified Owner, whichever is applicable; (b) any Occupant of the indemnified Owner's Parcel (including such Occupant's agents, servants and employees); or (c) the agent, servants or employees of such indemnified Owner, wherever such negligence or willful act or omission may occur.

     20.2 BUILDING AREA LIABILITY INSURANCE. Each Owner shall at all times during the term of this Declaration maintain or cause to be maintained commercial or comprehensive general liability insurance covering the Owner's Parcel (excluding Common Area) insuring against the risks of bodily injury, property damage and personal injury liability, with a limit of not less than Three Million Dollars ($3,000,000) per occurrence, which amount shall be reviewed and adjusted by the Board every three (3) years for increases recommended by insurance industry-recommended standards for mixed use commercial centers in San Diego County, California.

                                   ARTICLE 21
                                  SEVERABILITY

     If any provision of this Declaration is held by a court of competent jurisdiction to be invalid, the invalidity of such provision shall not affect the validity of the remaining provisions of this Declaration, and all remaining provisions shall continue unimpaired, in full force and effect.

                                   ARTICLE 22
                            ENFORCEMENT AND REMEDIES

     22.1 RIGHT TO ENFORCE. The Declarant or the Association shall have the right to enforce, by all appropriate legal and equitable proceedings, all conditions, covenants, restrictions, reservations, liens, and charges now or hereafter imposed by the provisions of this Declaration. It is hereby agreed that money damages are an inadequate remedy for breach of any of the conditions, covenants and restrictions contained herein, other than a default in the payment of any assessment when due. Every Owner and Occupant of a Parcel subject to these restrictions expressly waives the benefit of California Code of Civil Procedure Section 731 (a) and any other comparable statute or rule, and agrees that such violation or breach may be enjoined whether or not monetary damages may be provided or provable. Prior to commencing litigation, the requirements of California Civil Code Section 1354 relating to alternative dispute resolution shall be satisfied.

                                    EXHIBIT F
                                      -46-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]

     22.2 OWNER'S REMEDIES. After written request to the Association to prevent any violation of this Declaration, and failure to act by Declarant or the Association within fifteen (15) days after receipt of such request, any Owner shall additionally have all enforcement rights provided for in this Declaration. In addition, any other party to whose benefit this Declaration inures shall have the right, in the event of violation or breach of this Declaration, to prosecute a proceeding at law or in equity against the Person or Persons who have violated or are attempting to violate this Declaration, to enjoin or prevent them from doing so, to cause said violation to be remedied and to recover damages for said violation.

     22.3 WAIVER. The failure of any Owner, Declarant or the Association to enforce any provision of this Declaration shall in no event be deemed a waiver of the right to do so thereafter, and neither any Owner, Declarant nor the Association shall have any liability for such failure of such Owner, Declarant or the Association to enforce any provision of this Declaration.

                                   ARTICLE 23
                               LITIGATION EXPENSES

     If any Owner or the Association brings an action against any other Owner or Occupant by reason of a breach or alleged violation of any covenant, term or obligation of this Declaration, or for the enforcement of any provision of this Declaration or otherwise arising out of this Declaration, the prevailing party in such action shall be entitled to its cost of suit and reasonable attorneys' fees, which shall be made part of any judgment rendered in such action.

                                   ARTICLE 24
                            NO ASSIGNMENT OR TRANSFER

     The rights, powers, duties and obligations conferred upon the Owners pursuant to this Declaration shall not at any time be transferred or assigned by any Owner, except (a) in the case of the rights, powers, duties and obligations of Declarant, by Declarant pursuant to the definition of "Declarant" set forth in Article 1; or (b) in the case of any Owner, (i) through a transfer of the Owner's interest in its Parcel in the manner provided in Article 25, or (ii) to an Eligible Occupant pursuant to Section 2.1.

                                   ARTICLE 25
                                  SALE BY OWNER

     Upon the sale, transfer, conveyance or assignment by any Owner of its right, title and interest in its Parcel, the following shall apply:

     25.1 NOTICE. The transferring Owner shall give prompt written notice of the sale, transfer, conveyance or assignment to the Association, Declarant and each other Owner. Such notice shall set forth the name of the transferee and the transferor, the description of the affected Parcel, the nature of the interest transferred, the transferee's mailing address and the date of transfer. Prior to receipt of such notification, any and all communications required or permitted to be given under the Project Documents shall be deemed to be duly given to the transferee if duly and timely given to said transferee's transferor.

                                    EXHIBIT F
                                      -47-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]

     25.2 CONSTRUCTIVE NOTICE AND ACCEPTANCE. Each Owner and Occupant, and every other person who now or hereafter owns or acquires any right, title, estate or interest in or to any portion of the Center, by acceptance of a deed, lease or other interest therein, shall be conclusively deemed to have consented and agreed to hold such title, leasehold or interest subject to and to comply with every covenant, condition and restriction contained herein and to the rights of Declarant and the Association hereunder, whether or not any reference to this Declaration is contained in the deed, lease or other instrument by which such person acquired said interest in the Center. Every provision of this Declaration, regardless of its characterization herein, shall be deemed a covenant, condition, restriction, reservation, easement or servitude, as the circumstances may require, to permit the enforcement thereof and to carry out the intent of this Declaration.

     25.3 RELEASE OF OWNER. A transferring Owner shall be released from all obligations of this Declaration as of the effective date of the transfer; provided that with respect to the period before the effective date of the transfer, such Owner is not in default in the performance of any duties or obligations arising under this Declaration or in the payment of any amounts due and payable under this Declaration.

     25.4 LIABILITY OF TRANSFEREE. In no event shall any transferee of any Owner be liable for any default of the transferring Owner under this Declaration which occurred prior to the effective date of the transfer; PROVIDED, HOWEVER, nothing contained in this Section shall affect the existence, priority, validity or enforceability of any lien placed upon the transferred Parcel or portion thereof pursuant to Section 3.9.

                                   ARTICLE 26
                              TERM OF DECLARATION

     This Declaration shall continue for a period of fifty (50) years and thereafter year to year, unless, before the expiration of the term (as it may be so extended), this Declaration is terminated or modified by written instrument duly signed and acknowledged by the Declarant, if the Declarant still owns a Parcel within the Center, and Owners (which may include Declarant) holding at least seventy-five percent (75%) of the Members voting power, and such instrument is recorded in the Office of the County Recorder of San Diego County, California. This Declaration shall terminate upon the expiration of the term following such recordation. Notwithstanding any such termination, the provisions of Section 8.2 regarding the Common Area and the provisions of Article 11 regarding the grant of easements with respect to the Common Area shall survive and remain in full force and effect unless terminated or otherwise modified by the requisite written consent of the Owners as set forth in Section 8.2.

                                   ARTICLE 27
                                  MISCELLANEOUS

     27.1 CAPTIONS. Captions and Section headings, where used in this Declaration, are for convenience of reference only, are not intended to be a part of this Declaration and in no way

                                    EXHIBIT F
                                      -48-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]
define, limit, amplify, change, alter or describe the scope or intent of the particular paragraphs to which they refer.

     27.2 GENDER. For the purpose of this Declaration, the neuter gender includes the feminine or masculine and the singular number includes the plural.

     27.3 DECLARANT'S RESERVED RIGHTS. Wherever it appears in this Declaration that the Declarant has the right to waive compliance with certain provisions, the right to approve or deny certain matters or the right to exercise its discretion in various areas, these rights of the Declarant are expressly reserved or retained by the Declarant, and all of the provisions of this Declaration are subject to such retained and reserved rights.

     27.4 EXHIBITS. All exhibits referred to herein are attached hereto and incorporated by reference.

     27.5 GOVERNING LAW. This Declaration shall be governed, construed and enforced in accordance with the laws of the State of California.

     27.6 MORTGAGE PROTECTION. No breach of this Declaration shall affect, impair, defeat or render invalid the lien of any Mortgage now or hereafter executed in good faith and for value upon any part of the Center. However, if any portion of the Center is sold under a foreclosure of any Mortgage or is conveyed to the party so secured in lieu of foreclosure, any purchaser at such sale, and his successors and assigns, shall hold any and all property so acquired subject to all of the restrictions and other provisions of this Declaration. Such a purchaser shall not be obligated to cure any preexisting breach of this Declaration which is non-curable by payment of money (subject to the provisions of Section 3.11 subordinating the lien of delinquent assessments to the lien of a first priority Mortgage) or of a type which is not practical or feasible to cure. Any loan to facilitate the resale of any portion of the Property after a foreclosure sale or deed in lieu of foreclosure is a loan made in good faith and for value. If a Mortgagee delivers written notice of its Mortgage to the Board together with a request for notices of default with respect to the Parcel or Parcels encumbered by the Mortgage, the Association shall deliver copies of all such notices of default to such Mortgagee (a "Requesting Mortgagee") concurrently with delivery to the Owner or Owners. A Requesting Mortgagee shall also be entitled to timely written notice of any destruction, taking or threatened taking that affects a material portion of the Common Area (including without limitation any Common Parking Area) benefiting a Parcel securing the Mortgage, and any lapse, cancellation or material modification of any insurance policy maintained by the Association. Mortgagees are hereby authorized to furnish information to the Board concerning the status of any Mortgage. Nothing contained in this Declaration or the other Project Documents shall give the Association, any Owner, or any other party priority over the rights of a first Mortgagee with respect to distributions of insurance proceeds or condemnation awards for losses to or a taking of a Parcel, or any portion thereof, encumbered by a Mortgage held by such Mortgagee.

     27.7 MUTUALITY, RECIPROCITY; RUNS WITH LAND. This Declaration is made for the direct, mutual and reciprocal benefit of each and every Parcel; shall create mutual, equitable servitudes upon each Parcel in favor of every other Parcel; shall create reciprocal rights and

                                    EXHIBIT F
                                      -49-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]
obligations between and among the respective Owners during their respective periods of ownership and privity of contract and estate between and among all grantees of each Parcel, their respective heirs, successors and assigns; and shall, with respect to the Owner of each Parcel, its heirs, successors and assigns during their respective periods of ownership, operate as covenants running with the land, for the benefit of all other Parcels.

     IN WITNESS WHEREOF, the Owners have signed and made this Declaration as of the date first above written.

                                    EXHIBIT F
                                      -50-
                                             PEREGRINE SYSTEMS CORPORATE CENTER
                                                            [Peregrine Systems]

DECLARANT                          KR-CARMEL PARTNERS, LLC, a Delaware
                                   limited liability company

                                   By: Kilroy Realty, L.P., a Delaware limited
                                       partnership, Managing Member

                                       By: Kilroy Realty Corporation, a
                                           Maryland corporation, its
                                           General Partner

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

PIAZZA PARTNERS, L.P.              PIAZZA PARTNERS, L.P.,
                                   a California
                                   limited partnership

                                   By: Allen Development, Inc., a California
                                       corporation, Its General Partner

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

CARMEL VALLEY, LLC                 CARMEL VALLEY, LLC, a California limited
                                   liability company

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                     EXHIBIT F
                                       -51-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


ACACIA GASOLINE AND CAR WASH       ACACIA GASOLINE AND CAR WASH OF
OF CARMEL VALLEY, LLC              CARMEL VALLEY, LLC, a California limited
                                   liability company

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


RFS FINANCING PARTNERSHIP, L.P.    RFS FINANCING PARTNERSHIP, L.P., a
                                   Tennessee limited partnership

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                             ASSENT OF ASSOCIATION

     The Association hereby manifests its assent to the foregoing Declaration as of the date of its recordation in the Office of the County Recorder of San Diego County, California.

                                   CARMEL CENTER ASSOCIATION, a California
                                   nonprofit mutual benefit corporation

                                     EXHIBIT F
                                       -52-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                     EXHIBIT F
                                       -53-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

STATE OF_____________________)
                             )ss.
COUNTY OF____________________)

     On _________________________, before me, ______________________, a Notary
Public in and for said state, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                   ---------------------------------------------
                                   Notary Public in and for said State




STATE OF_____________________)
                             )ss.
COUNTY OF____________________)

     On _________________________, before me, ______________________, a Notary
Public in and for said state, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                   ---------------------------------------------
                                   Notary Public in and for said State

                                     EXHIBIT F
                                       -54-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

STATE OF_____________________)
                             )ss.
COUNTY OF____________________)

     On _________________________, before me, ______________________, a Notary
Public in and for said state, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                   ---------------------------------------------
                                   Notary Public in and for said State








STATE OF_____________________)
                             )ss.
COUNTY OF____________________)

     On _________________________, before me, ______________________, a Notary
Public in and for said state, personally appeared ____________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                   ---------------------------------------------
                                   Notary Public in and for said State

                                     EXHIBIT F
                                       -55-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

STATE OF_____________________)
                             )ss.
COUNTY OF____________________)

     On _________________________, before me, ______________________, a Notary
Public in and for said state, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                   ---------------------------------------------
                                   Notary Public in and for said State









STATE OF_____________________)
                             )ss.
COUNTY OF____________________)

     On _________________________, before me, ______________________, a Notary
Public in and for said state, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                   ---------------------------------------------
                                   Notary Public in and for said State

                                     EXHIBIT F
                                       -56-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

STATE OF_____________________)
                             )ss.
COUNTY OF____________________)

     On _________________________, before me, ______________________, a Notary
Public in and for said state, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                   ---------------------------------------------
                                   Notary Public in and for said State










STATE OF_____________________)
                             )ss.
COUNTY OF____________________)

     On _________________________, before me, ______________________, a Notary
Public in and for said state, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                   ---------------------------------------------
                                   Notary Public in and for said State

                                     EXHIBIT F
                                       -57-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

STATE OF_____________________)
                             )ss.
COUNTY OF____________________)

     On _________________________, before me, ______________________, a Notary
Public in and for said state, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                   ---------------------------------------------
                                   Notary Public in and for said State











STATE OF_____________________)
                             )ss.
COUNTY OF____________________)

     On _________________________, before me, ______________________, a Notary
Public in and for said state, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                   ---------------------------------------------
                                   Notary Public in and for said State

                                     EXHIBIT F
                                       -58-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

STATE OF_____________________)
                             )ss.
COUNTY OF____________________)

     On _________________________, before me, ______________________, a Notary
Public in and for said state, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                   ---------------------------------------------
                                   Notary Public in and for said State













STATE OF_____________________)
                             )ss.
COUNTY OF____________________)

     On _________________________, before me, ______________________, a Notary
Public in and for said state, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                   ---------------------------------------------
                                   Notary Public in and for said State

                                     EXHIBIT F
                                       -59-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                            SUBORDINATION AGREEMENT

     _______________________________________________________, being the beneficiary under that certain deed of trust dated _____________________, 199__ and recorded in the Office of the County Recorder of San Diego County, California on ____________, 1999__ as Document No. ________________, hereby declares that the lien and charge of said deed of trust are and shall be subordinate and inferior to the Agreement Between Landowners Including Covenants, Conditions and Restrictions and Grants of Easements for Carmel Center and Including Termination of Both Former Declaration and Prior Grants of Easements to which this Subordination Agreement is attached.


                                   [NAME OF LENDER]

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

STATE OF_____________________)
                             )ss.
COUNTY OF____________________)

     On _________________________, before me, ______________________, a Notary
Public in and for said state, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                   ---------------------------------------------
                                   Notary Public in and for said State



                                     EXHIBIT F
                                       -60-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                                  EXHIBIT "A"

                            SITE PLAN OF THE CENTER

                                      [MAP]












                                     EXHIBIT F
                                       -61-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                                  EXHIBIT "B"

              LEGAL DESCRIPTIONS OF PARCELS COMPRISING THE CENTER

PARCEL A:    Parcel 2 of Parcel Map 15957 (NW corner site)

PARCEL B:    Parcel 1 of Parcel Map 17382 (office building - west of parking garage)

PARCEL C:    Parcel 1 of Parcel Map 18098 (hotel)

PARCEL D:    Parcel 2 of Parcel Map 18098 (Frank's pad immediately east of hotel)

PARCEL E:    Parcel 1 of New Parcel Map (parking garage)*

PARCEL F:    Parcel 6 of New Parcel Map (parking garage)*

PARCEL G:    Parcel 7 of New Parcel Map (parking garage)*

PARCEL H:    Parcel 2 of New Parcel Map (office building - most westerly)*

PARCEL I:    Parcel 3 of New Parcel Map (office building)*

PARCEL J:    Parcel 4 of New Parcel Map (office building)*

PARCEL K:    Parcel 5 of New Parcel Map (office building - most easterly)*

PARCEL L:    Lot 7 of Parcel Map 13138 (gas station - car wash)

PARCEL M:    Lot 8 of Parcel Map 13138 (Frank's pad at far east end of site)


                                    EXHIBIT "B"


                                     EXHIBIT F
                                       -62-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

     * - These Parcels are presently described as Lots 1 through 6 and 9 of Piazza Carmel II, Unit No. 1, in the City of San Diego, County of San Diego, State of California, according to map thereof No. 13138, filed in the Office of the County Recorder of San Diego County, September 13, 1994.












                                     EXHIBIT F
                                       -63-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                           EXHIBIT "C"

                  TABLE OF PARCEL AREAS (PRELIMINARY)

     PARCEL A:      47,568 square feet of Parcel Area

     PARCEL B:      104,326 square feet of Parcel Area

     PARCEL C:      168,839 square feet of Parcel Area

     PARCEL D:      18,861 square feet of Parcel Area

     PARCEL E:      N/A (Parking Garage) square feet of Parcel Area

     PARCEL F:      N/A (Parking Garage) square feet of Parcel Area

     PARCEL G:      N/A (Parking Garage) square feet of Parcel Area

     PARCEL H:      756,677 (total for Parcels H-K) square feet of Parcel Area

     PARCEL I:      _________________ square feet of Parcel Area

     PARCEL J:      _________________ square feet of Parcel Area

     PARCEL K:      _________________ square feet of Parcel Area

     PARCEL L:      76,404 square feet of Parcel Area

     PARCEL M:      58,501 square feet of Parcel Area

     ----------------------------

Total Parcel Area   1,229,176 square feet
Subject to Assessment







                                     EXHIBIT F
                                       -64-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                                    EXHIBIT G

                       PEREGRINE SYSTEMS CORPORATE CENTER

                          HVAC AND ELECTRICAL STANDARDS

                                  HEATING, VENTILATING & AIR CONDITIONING

                                  Description of System: The system design shall include roof-top mounted variable air column (VAV) cooling units with associated valves, pipes and fittings. Capacity and number of units as indicated on the plans. Ductwork stubbed to each floor. Medium pressure duct loop provided as a Tenant Improvement.

                                  A.  Five (5) VAV rooftop package units
                                      variable frequency drive motors per
                                      Building.

                                  B.  Controls: The controls will be an
                                      electronic type and give individual zone control.

                                  C. Exhaust System: Provide all toilet rooms with acceptable exhaust systems with quiet operation. Exhaust to roof. Exhausting to meet code requirements. Provide exhaust in stair enclosures as required by code.

                                  ELECTRICAL

Main Service                      Main service to each building to be 277/480
                                  volt, 3 phase 4 wire, 4000 amp located
                                  within an electric room with distribution and subpanel for core functions only to each floor as a part of the Base, Shell and Core improvements.

Building Power and Lighting       Electrical work shall include metering
                                  facilities, conduit, conductors, main
                                  switch board, subpanels, branch circuits,
                                  J-boxes, lighting fixtures, wall light
                                  switches, power receptacles, etc. for the site common areas, Base, Shell and Core improvements and parking structure.
                                  Switchgear and conductors, for conduits, subpanels, etc. for Tenant access in Tenant
                                  Improvements.

Power & Utility Core              Electrical for the Base, Shell and Core
                                  improvements and parking structure work
                                  shall include a service and distribution including conduit, conductors, switch board, subpanels, branch circuits, J-boxes, lighting fixtures, wall light switches, power receptacles, etc.

Power for Equipment               Power wiring and connection to air
                                  condition equipment as well as control
                                  wiring and control devices to be included in Tenant Improvements.

Telephone & Data Communication    Telephone and data communication cabling
                                  provided by Tenant. Provide (4) 4" conduit between Buildings.

Installation                      All electrical work to be in accordance
                                  with applicable codes. All necessary
                                  outlets, conduit, wiring, trenching and
                                  concrete encasing shall be provided as
                                  required.

Interior Lighting                 Fluorescent lighting (exit corridors,
                                  janitor closet): Provide 2' x 4' recessed fixtures with parabolic lens and electronic ballast in suspended ceilings. Provide recessed down lighting in lobbies. Provide
                                  1' x 4' recess mounted fixtures at toilet rooms, electrical and telephone rooms. All lighting in lobby and exit enclosures to be controlled by wall mounted motion sensors with override switch as required by Title
                                  24.


                                      EXHIBIT G

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                                 EXHIBIT H-1

                     PEREGRINE SYSTEMS CORPORATE CENTER

                          JANITORIAL SPECIFICATIONS

                                                                  --------------
------------------------------------------------------------------     YOUR
                                                                  SPECIFICATIONS

                                                                    PAGE 1 OF 6
                                                                  --------------
SPECIFICATIONS

ENTRANCE LOBBIES/BUILDING CORRIDORS

Daily Services: Five (5) Days Per Week

     1.   Sweep and spot clean non-resilient flooring.

     2.   Vacuum carpets completely.

     3.   Empty all waste containers and spot-clean.

     4.   Spot clean carpeted floor surface.

     5.   Dust ledges within reach.

     6.   Damp mop spillage as needed.

     7.   Empty cigarette receptacles.

     8.   Spot clean walls and doors.

     9.   Clean entrance mats as necessary.

     10.  Clean all metal door frames and thresholds.

     11.  Clean building directory board glass.

     12.  Vacuum entrance mats as necessary.

     13.  Only designated lights will be left on.

Weekly Services:

     1.   Spot clean walls, woodwork, and doors.

     2.   Perform high dusting.

     3.   Edge all carpets.

     4.   Polish entrance metals.

-------------------------------------------------------------------------------


                                  EXHIBIT H-1
                                      -1-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                                                                  --------------
------------------------------------------------------------------     YOUR
                                                                  SPECIFICATIONS

                                                                    PAGE 2 OF 6
                                                                  --------------
SPECIFICATIONS - CONTINUED

     5.   Dust all baseboards.

     6.   Dust all horizontal surfaces.

Monthly Services:

     1.   Dust and vacuum air supply and exhaust diffusers.

     2.   Vacuum all furniture in lobby area.

ELEVATORS

Daily Services: Five (5) Days Per Week

     1.   Sweep and spot clean non-resilient flooring.

     2.   Vacuum and spot clean carpets.

     3.   Clean and polish doors.

     4.   Clean and polish interior of cab.

     5.   Vacuum tracks thoroughly.

     6.   Clean all bright work.

Weekly Services:

     1.   Polish all bright work.

     2.   Clean tracks thoroughly.

Monthly Services:

     1.   Vacuum ceiling grate.

STAIRWAYS AND LANDINGS

Daily Services: Five (5) Days Per Week

     1.   Police area to remove refuse.

-------------------------------------------------------------------------------


                                  EXHIBIT H-1
                                      -2-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                                                                  --------------
------------------------------------------------------------------     YOUR
                                                                  SPECIFICATIONS

                                                                    PAGE 3 OF 6
                                                                  --------------
SPECIFICATIONS - CONTINUED

     2.   Damp mop to remove spillage as needed.

     3.   Spot sweep stairs as needed.

Weekly Services:

     1.   Sweep stairways and landings.

     2.   Dust all handrails.

     3.   Wet mop as needed.

OFFICE/TENANT AREAS

Daily services: Five (5) Days Per Week

     1. Sweep with chemically treated dust-mop or vacuum all high traffic areas.

     2.   Spot clean composition floors.

     3.   Dust desks, chairs, and all other office furniture.

     4.   Clean all ash trays and sand urns.

     5.   Empty all waste baskets and carry trash to pick up area.

     6.   Spot clean partition door glass.

     7.   Clean and polish drinking fountains.

     8. Install plastic waste basket liners furnished by customer, replace as necessary.

Weekly Services:

     1.   Dust ledges and window sills.

     2.   Perform High Dusting.

     3.   Dust picture frames and book shelves.

-------------------------------------------------------------------------------


                                  EXHIBIT H-1
                                      -3-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                                                                  --------------
------------------------------------------------------------------     YOUR
                                                                  SPECIFICATIONS

                                                                    PAGE 4 OF 6
                                                                  --------------
SPECIFICATIONS - CONTINUED

     4.   Remove fingerprints from woodwork, walls and partitions.

     5.   Dust vertical surfaces of office furniture.

     6.   Dust chair rungs and furniture legs.

     7.   All in suite carpet to be vacuumed completely.

     8.   Spot clean around wall switches.

     9.   Spot clean doors, door frames, and counters.

     10.  Dust all horizontal surfaces.

     11.  Spot clean all glass partitions.

Monthly Services:

     1.   Perform high dusting, i.e. door sashes and tops of partitions.

     2.   Wipe down plastic and leather furniture.

     3.   Dust venetian blinds.

     4.   Dust and vacuum ceiling and wall vents.

RESTROOM AND LOUNGES

Daily Services: Five (5) Days Per Week

     1.   Empty and wipe out all waste paper containers.

     2.   Empty sanitary napkin containers and replace insert.

     3.   Polish all metal and mirrors.

     4.   Clean all dispensers.

     5.   Clean and disinfect wash basins, toilets and urinals.

-------------------------------------------------------------------------------


                                  EXHIBIT H-1
                                      -4-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                                                                  --------------
------------------------------------------------------------------     YOUR
                                                                  SPECIFICATIONS

                                                                    PAGE 5 OF 6
                                                                  --------------
SPECIFICATIONS - CONTINUED

     6.   Disinfect undersides and tops of toilet seats.

     7.   Clean floors with germicidal solution.

     8.   Vacuum carpets.

     9.   Refill soap, towel, and tissue dispensers.

     10.  Report to Building Manager any fixture not working.

Weekly Services:

     1.   Perform high dusting.

     2.   Dust all air supply and exhaust diffusers.

     3.   Polish all dispensers.

     4.   Spot clean tile walls and toilet partitions.

     5.   Spot clean walls around wash basins.

Monthly Services:

     1.   Wash down toilet compartment partitions.

KITCHEN, VENDING OR LUNCHROOM

Daily Services: Five (5) Days Per Week

     1.   Clean sink if empty.

     2.   Clean counter top.

     3.   Empty trash.

     4.   Damp mop floor.

     5.   Wipe off tables and chairs and arrange.

-------------------------------------------------------------------------------


                                  EXHIBIT H-1
                                      -5-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                                                                  --------------
------------------------------------------------------------------     YOUR
                                                                  SPECIFICATIONS

                                                                    PAGE 6 OF 6
                                                                  --------------
SPECIFICATIONS - CONTINUED

     6.   Wipe off fronts of vending machines.

     7.   Vacuum carpeting.

     8.   Wipe down microwaves.

FLOOR CARE

ENTRANCE LOBBIES AND BUILDING CORRIDORS

     1.   Scrub and refinish floors monthly.

     2.   Strip and refinish floors semi-annually.

OFFICE/TENANT AREAS

     1.   Scrub and refinish floors monthly.

     2.   Strip and refinish floors semi-annually.

RESTROOMS

     1.   Scrub and seal floors monthly.





-------------------------------------------------------------------------------


                                  EXHIBIT H-1
                                      -6-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                                 EXHIBIT H-2

                      PEREGRINE SYSTEMS CORPORATE CENTER

                           DAY PORTER SPECIFICATIONS

                                                                  --------------
------------------------------------------------------------------     YOUR
                                                                  SPECIFICATIONS

                                                                    PAGE 1 OF 2
                                                                  --------------
SPECIFICATIONS

                           DAY PORTER JOB DESCRIPTION

A.   ENTRANCE LOBBY AND BUILDING CORRIDORS

     1.   Spot clean entrance door glass and lobby glass.

     2.   Wipe down all interior and exterior window sills at lobby level.

     3. Dust lobby, including guard station and vacuum as needed. Empty trash at guard station and clean counters.

     4.   Remove trash from receptacles in elevator lobbies on each floor.

     5.   Clean lobby directory as necessary throughout the day.

     6.   Empty and clean sand urns and replace sand as needed.

     7.   Polish and clean all metal and brightwork as necessary.

     8.   Spot clean carpets for spills.

     9.   Spot vacuum carpets as necessary.

     10.  Clean drinking fountains.

B.   BUILDING EXTERIOR

     1. Police for trash, sidewalks, curbs, around trees, planters and pots around entire building.

     2.   Damp mop walkway for spills and stains.

     3.   Clean hose bib cover plates, as needed.

     4.   Sweep entrance sidewalks as needed.

     5.   Police balconies daily for leaves and debris.

     6.   Sweep balconies as needed.

     7.   Wipe down handrails on balconies.

-------------------------------------------------------------------------------


                                  EXHIBIT H-2
                                      -1-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                                                                  --------------
------------------------------------------------------------------     YOUR
                                                                  SPECIFICATIONS

                                                                    PAGE 2 OF 2
                                                                  --------------
SPECIFICATIONS - CONTINUED

C.   PARKING GARAGE AND TRASH ENCLOSURES

     1.   Police and clean around trash bins.

     2.   Empty and break down all boxes before disposing in dumpsters.

     3.   Clean pay phones in garage and keep area around them clean.

     4.   Spot clean garage lobby door and glass.

     5.   Dust exterior of lobby doors and wall in garage.

     6. Check mail room daily, and wipe down counters and mail boxes. Vacuum as needed.

D.   STAIRWELLS, LANDINGS AND ELEVATORS

     1.   Police stairwells daily for trash and debris.

     2.   Damp mop for spills and stains.

     3.   Thoroughly sweep two flights of stairs per day.

     4.   Check stairwells for cobwebs, dustballs and burned out lights.

     5.   Dust and wipe handrails after sweeping.

     6.   Check elevator cabs several times daily.

     7.   Spot vacuum elevator cabs as necessary.

     8.   Spot clean elevator doors and walls.

     9.   Keep elevator cab emergency phones clean and sanitary at all times.

E.   RESTROOMS

     1.   Empty trash containers if necessary.

     2.   Clean and restock restroom supplies after the noon hour.

-------------------------------------------------------------------------------


                                EXHIBIT H-2
                                    -2-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                                    EXHIBIT I

                       PEREGRINE SYSTEMS CORPORATE CENTER

                         SECURITY SYSTEMS AND PERSONNEL

A card key access system will be included in the Base, Shell and Core. One
(1) security guard will be on duty at the Project on a twenty-four (24) hour per day, seven (7) days per week basis commencing upon the Lease Commencement Date for Building 1. Security rounds will be made at applicable shift changes. If Tenant constructs a security desk and security console (as a Tenant Improvement or as an Alteration), Tenant shall have the option to cause such security guard to be stationed at such desk and console; however, if Tenant elects to construct such desk and console on a permanent basis at Building 1, and if Tenant's occupancy in the Project falls below 182,000 rentable square feet, Landlord shall have the option, at Landlord's sole cost and expense, to relocate such security desk and console to a location in the Building reasonably designated by Landlord. An additional security guard will be hired to patrol the Project during the hours of 6:00 a.m. to 10:00 p.m. Monday through Friday and 8:00 a.m. to 12:00 noon on Saturday (except Holidays) commencing upon the Lease Commencement Date; the cost of such additional security guard will be included in Operating Expenses and Operating Expenses for the Base Year shall be grossed up to include such guard's services as if provided throughout the Base Year.


                                      EXHIBIT I

                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

                                  EXHIBIT J

                       PEREGRINE SYSTEMS CORPORATE CENTER

                               SIGNAGE CRITERIA










                                 CARMEL CENTER
                         SIGN GUIDELINES AND CRITERIA

                               February 24, 1999










                                   EXHIBIT J
                                      -1-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
-------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

SUBMITTALS AND APPROVALS.....................................................1

RESTRICTIONS.................................................................2
   NONCONFORMING SIGNS.......................................................4
   ILLEGAL SIGNS.............................................................4
   ABANDONED SIGNS...........................................................4

GENERAL PROVISIONS...........................................................5

CONSTRUCTION REQUIREMENTS....................................................7

DESIGN GUIDELINES............................................................9

SIGN CRITERIA...............................................................12
   PROJECT AND TENANT SIGNAGE...............................................12
   GAS STATION IDENTIFICATION SIGNS.........................................14
   SECONDARY SITE SIGNS.....................................................15
   ANCILLARY SIGNAGE........................................................15

TEMPORARY SIGNAGE: .........................................................16
   PROJECT LEASING / CONSTRUCTION / FUTURE FACILITIES.......................16
   TENANT LEASE SPACE BANNERS...............................................16
   SEASONAL / SPECIAL EVENT SIGNAGE.........................................16

EXHIBITS....................................................................17


                                   EXHIBIT J
                                      -2-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
-------------------------------------------------------------------------------

OBJECTIVE

The objective of The Carmel Center Sign Guidelines and Criteria is to provide design standards and specifications that assure consistency in quality, color, size, placement, and configuration for signage throughout the project, and to provide signage that will be an integral part of the overall architectural character and design theme suitable for the prestigious corporate image of the Carmel Center project.

SUBMITTALS AND APPROVALS

1. There is a formal process for the creation, review and approval of signage throughout The Carmel Center project. Prior to sign fabrication, plans for all proposed signage shall be submitted to the Owner who will review plans for conformance with the Sign Guidelines and Criteria. All plans submitted for approval must conform to requirements of the criteria contained in The Carmel Center Sign Guidelines and Criteria. Only those sign types specifically approved in writing by the Owner will be allowed. The Owner shall have the discretionary authority to deny approval for any submittal which does not comply with the intent or purpose of the sign criteria.

   The Tenant shall submit all sign designs to Owner and obtain his written approval prior to sign fabrication. Approval or disapproval shall remain the sole right and discretion of the Owner. The Tenant must continue to revise and resubmit rejected designs until approval is obtained.

   Prior to sign fabrication, the Tenant or his sign contractor shall submit for Owner approval three (3) sets of complete and fully-dimensioned shop drawings reflecting the sign design approved by the Owner. The shop drawings submittal shall include:

      a.   Name, address and phone number of tenant / user

      b.   Name, address and phone number of Sign Contractor, Designer.

      c. Elevation of structure showing all proposed signs indicating sign type, design, location, size and layout of sign drawn to scale and indicating dimensions, attachment devices and construction details, colors, materials and lighting details.

      d. Section detail of letters and/or sign element showing the dimensioned projection of the face of letters, method and intensity of illumination.

      e.   Color board with actual sample colors (8-1/2" x 11" format).

      f. Site plan showing property lines, buildings, location and dimensions from public right of way.


                                                                               1


                                   EXHIBIT J
                                      -3-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
-------------------------------------------------------------------------------

3. Requests to establish signs that vary from the provisions of this sign program shall be submitted to the Owner for approval in writing prior to being submitted to the City of San Diego.

4. Following approval of proposed signage by the Owner, applications for all permits for fabrication and installation by Sign Contractor may be submitted to the City of San Diego for approval, along with applicable sign permit applications.

5. Fabrication and installation of all signs shall be performed in accordance with the standards and specifications outlined in these guidelines and in the final approved plans and working drawings.


RESTRICTIONS

Only those sign types provided for herein and specifically approved in writing by the Owner will be allowed. The following signs are prohibited:

1.   PROHIBITED SIGNS

     a. Exposed junction boxes, transformers, lamps, tubing, conduits, raceways or neon crossovers of any type.

     b. Signs using "Trim Cap" retainers that do not match the color of the letter returns and logo returns.

     c.  Rooftop signs.

     d. Rotating, revolving, flashing or moving signs, except as provided in this text.

     e.  Advertising or promotional signs on parked vehicles.

     f. Advertising signs on bus benches, within or outside of the public right-of-way.

     g. Off-premise signs (other than directional signs) installed for the purpose of advertising a project, event, person or subject not related to the premises upon which said sign is located.

     h. No signs, decals or advertising may be placed on windows except as provided for in the Sign Guidelines and Criteria and specifically approved in writing by the Owner.

     i. No temporary promotional signs, appliances, or advertising shall be permitted such as banners, pennants, streamers, temporary wall signs, portable signs, including


                                                                               2


                                   EXHIBIT J
                                      -4-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
-------------------------------------------------------------------------------

         signs on vehicles, sandwich boards, inflatable displays or any other attention getting devices except as provided for herein.


                                                                               3


                                   EXHIBIT J
                                      -5-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
-------------------------------------------------------------------------------

2.  NONCONFORMING SIGNS

    The Owner may, at its sole discretion, correct, replace or remove any sign that is installed without written approval and/or that is deemed not to be in conformance with the plans as submitted and with the Carmel Center Signage Plan.


3.  ILLEGAL SIGNS

    Any sign that is deemed not to be in conformance with the approved guidelines or erected without government approval or permits is considered an illegal sign. The Owner may, at its sole discretion, correct, replace or remove any illegal sign.


4.  ABANDONED SIGNS

    An abandoned sign is one whose use is discontinued because the premises upon which it is located becomes vacated and unoccupied for a period of more than 90 days. The Owner may, at its sole discretion, replace or remove any abandoned sign.


                                                                               4


                                   EXHIBIT J
                                      -6-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
-------------------------------------------------------------------------------

GENERAL PROVISIONS

1. Signs shall be designed in a manner that is compatible with and complementary to the overall project and adjacent facades.

2. Only those sign types provided for in the Sign Guidelines and Criteria and/or specifically approved in writing by the Owner will be allowed.

3. Signage that incorporates logos, business identity, and/or images denoting the type of business shall be encouraged. Logo design and colors to be approved by the Owner.

4. Logo, letter heights and sign square footages, where specified, shall be determined by measuring the normal capital letter of type exclusive of typographic swashes, ascenders, descenders or exaggerated initial capitals. Maximum copy areas shall be calculated exclusive of display surfaces, backings, architectural elements, and mounting devices.

    Logos and/or images that are in use on similar buildings operated by the tenant in California may be used, provided that said images are architecturally compatible and approved by the Owner and shall be counted in overall allowable square footage for tenant signs.

5. Notwithstanding the maximum square footages specified for copy area allowances, signs and typography in all cases shall appear balanced and in scale within the context of the sign spaces - monuments and building walls - as a whole. Thickness, height, and color of sign lettering shall be visually balanced and in proportion to other signs on the building.

6. Wall signs shall be affixed without visible means of attachment, unless attachments make an intentional statement. Wall signs need not be attached directly to the lease space to which they refer.


                                                                               5


                                   EXHIBIT J
                                      -7-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
-------------------------------------------------------------------------------

7. Ground signs or monument signs may be located within landscaped zones between property lines and building setback lines, allowing for adequate site-lines for approaching vehicular traffic at street intersections and project entries, but may not be located in the public right-of-way. Ground signs identifying any tenant or use within the project area may be located on any lot within the project area.

8. All sign fabrication work shall be of excellent quality. All logo images and typestyles shall be accurately reproduced. Lettering that approximates typestyles shall not be acceptable. The Owner reserves the right to reject any fabrication work deemed to be below standard.







                                                                               6


                                   EXHIBIT J
                                      -8-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
-------------------------------------------------------------------------------

CONSTRUCTION REQUIREMENTS

1. All formed metal, such as letter forms, shall be fabricated using full-weld construction.

2. All ferrous and non-ferrous metals shall be separated with non-conductive gaskets to prevent electrolysis. In addition to gaskets, stainless steel fasteners shall be used to secure ferrous to non-ferrous metals.

3. Threaded rods or anchor bolts shall be used to mount sign letters which are spaced out from background panel. Angle clips attached to letter sides will not be permitted.

4. Surfaces with color mixes and hues prone to fading (e.g., pastels, fluorescent, complex mixtures, and intense reds, yellows and purples) shall be coated with ultraviolet-inhibiting clear coat in a matte, gloss, or semi-gloss finish.

5. Joining of materials (e.g., seams) shall be finished in such a way as to be unnoticeable. Visible welds shall be continuous and ground smooth. Rivets, screws, and other fasteners that extend to visible surfaces shall be flush, filled, and finished so as to be unnoticeable.

6. Finished surfaces of metal shall be free from canning and warping. All sign finishes shall be free of dust, San Diego peel, drips, and runs and shall have a uniform surface conforming to the highest standards of the industry.

7. Reverse channel letters shall be pinned 2" off building wall. Return depth shall be 2-1/4", maximum, for letters less than 12" in height, and such signs shall have a clear acrylic backing. Double tube neon shall be used where width of letter stroke exceeds 2-1/4".

8. Depth of open channel letters shall not exceed 2". All hardware and neon tube supports inside open channel letters shall be painted to match interior letter color. Neon tubing shall be sufficient to make letters read "solid" and shall be installed so that top surface of neon is flush with front edges of open channel.

9. Signs illuminated with neon shall use 30 m.a. transformers. The ballast for fluorescent lighting shall be 430 m.a. Fluorescent lamps shall be single pin (slimline) with 12" center-to-center lamp separation. All lighting must match the exact specifications of the approved shop drawings.

10. Surface brightness of all illuminated materials shall be consistent in all letters and components of the sign. Light leaks will not be permitted.


                                                                               7


                                   EXHIBIT J
                                      -9-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
-------------------------------------------------------------------------------

11. The back side of all bare neon used for signage shall be painted to provide an opaque finish. Paint color shall exactly match the Owner-approved specification.

12. All conduit, raceways, crossovers, wiring, ballast boxes, transformers, and other equipment necessary for sign connection shall be concealed. All bolts, fastenings and clips shall consist of enameling iron with porcelain enamel finish, stainless steel, anodized aluminum, brass or bronze; or carbon-bearing steel with painted finish. No black iron materials will be allowed.

13. Underwriter's Laboratory-approved labels shall be affixed to all electrical fixtures. Fabrication and installation of electrical signs shall comply with all national and local building and electrical codes.

14. Penetrations into building walls, where required, shall be made waterproof.

15. Location of all openings for conduit sleeves and support in sign panels and building walls shall be indicated by the sign contractor on drawings submitted to the Owner. Sign contractor shall install same in accordance with the approved drawings.

16. In no case shall any manufacturer's label be visible from normal viewing angles.

17. Sign permit stickers shall be affixed to the bottom edge of signs, and only that portion of the permit sticker that is legally required to be visible shall be exposed.


                                                                               8


                                   EXHIBIT J
                                     -10-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
-------------------------------------------------------------------------------

DESIGN GUIDELINES

1.   DESIGN OBJECTIVE

     The primary objective of these guidelines is to generate signage of the highest quality design, fabrication and installation, consistent with the project architecture and design theme.


2.   ACCEPTABLE SIGN TREATMENTS

     The following treatments are considered appropriate:

     - painted metal
     - etched or polished metal
     - dimensional letter forms with seamless edge treatment
     - opaque acrylic materials with matte finishes
     - internally illuminated channel or reverse channel letters


                                                                               9


                                   EXHIBIT J
                                     -11-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
-------------------------------------------------------------------------------

3.   LIGHTING

     The following treatments are considered appropriate:

     - reverse channel neon with silhouette illumination
     - open channel neon
     - exposed neon
     - internal illumination
     - front lighting
     - area lighting

     All front lighting should be baffled and obscured in channels where possible. Where fixtures, shades, or other elements are exposed, they should contribute to the design of the tenant's lease space.

     All exposed or skeletal neon must be backed with a opaque coating, unless otherwise specified herein or approved in writing by the Owner. All housings and posts for exposed neon signs must be painted out to match the building background immediately behind and adjacent to the sign.

     The following shall be prohibited:

     - animated lights
     - exposed conduits and raceways
     - front lighting fixtures that compete with the storefront design


4.   COLORS

     The following guidelines are to be adhered to in selecting colors for tenant signage:

     - sign colors should be selected to provide sufficient contrast against building background colors
     - colors within each sign should be harmoniously blended
     - sign colors should be compatible with building background colors
     - color of letter returns should contrast with face colors for good daytime readability
     - interior of open channel letters should be painted dark when against light backgrounds
     - neon colors should complement related signage elements

     All sign colors are subject to review and approval by the Owner as part of the tenant sign submittal.


                                                                              10


                                   EXHIBIT J
                                     -12-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
-------------------------------------------------------------------------------


5.   TYPESTYLES AND LOGOS

     Tenants may adapt established typestyles, logos and/or images that are in use on similar buildings operated by them in California, provided that said images are architecturally compatible and approved by the Owner. Type may be arranged in one or more lines of copy and may consist of upper and/or lower case letters.

6.   SIZES AND QUANTITIES

     Sizes and quantities for tenant signs shall be as outlined in the criteria for each sign type. Notwithstanding the maximum square footage specified for copy area allowances, adequate amounts of visual open space shall be provided around wall signs so that signs appear balanced and in scale in relation to their backgrounds.


                                                                              11


                                   EXHIBIT J
                                     -13-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
-------------------------------------------------------------------------------

SIGN CRITERIA
PROJECT AND TENANT SIGNAGE
Signs shall be designed to be harmonious with the overall project design theme and architecture, and shall be consistent with the provisions of the Sign Guidelines and Criteria for the project. Minor tenant or directional signs not oriented towards the public right-of-way are allowed with Owner's prior written approval in addition to the signs below.

-----------------------------------------------------------------------------------------------------------------------------------
Sign Type          Max. Qty.           Single-Faced/        Dimensions, Wall/  Max. Copy           Copy                Location
                                       Double-faced         Monument Height    Area
-----------------------------------------------------------------------------------------------------------------------------------
(B) Building       (1) sign per bldg.  s.f.                                    24" max. letter     Building address/   Address
    Address Wall   elevation, not to                                           height              street number       locations to
    Signs          exceed four signs                                                                                   satisfy Fire
                   max. per bldg.                                                                                      Dept.
                                                                                                                       regulations
-----------------------------------------------------------------------------------------------------------------------------------
(C) Directional    As required for     s.f. or d.f.        5'                  12 sq. ft. +        - Directional       As necessary
    Signs          facilitating                                                project logo per      information and
                   traffic                                                     sign face             arrows
                                                                                                   - Project name
                                                                                                     and logo
-----------------------------------------------------------------------------------------------------------------------------------
(D) Secondary      As required/
    Site Signs     see general
                   guidelines and
                   provisions for
                   secondary site
                   signage
-----------------------------------------------------------------------------------------------------------------------------------
(E) Restaurant     (1) sign per        s.f., d.f.          6'                  40 sq. ft.          Restaurant name     As shown on
    Identification restaurant                                                                      and/or logo         sign location
    Monument Sign  frontage                                                                                            plan
-----------------------------------------------------------------------------------------------------------------------------------
(E2)Restaurant     2 signs per         s.f.                                    50 sq. ft.          Restaurant name     On
    Identification restaurant                                                  each                and logo            restaurant
    Wall Sign                                                                                                          building
                                                                                                                       wall
-----------------------------------------------------------------------------------------------------------------------------------
(H1)Carmel Center  2 along El          s.f.                6 ft max. ht.       60 sq. ft.          - Project name,     As shown on
    Project        Camino Real                                                 each                  logo and address  site map
    Identification
    Monument
-----------------------------------------------------------------------------------------------------------------------------------


                                                                              12


                                   EXHIBIT J
                                     -14-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Sign Type               Max Qty.         Single-         Dimensions.       Max.          Copy                    Location
                                         Faced /         Wall /            Copy
                                         Double-         Monument          Area
                                         faced           Height
-------------------------------------------------------------------------------------------------------------------------------
(H2) Office Project     2 per entry      s.f. or         5 ft. max ht.     32 sq. ft.    - Project               As shown on
     Entry                               d.f.                              each            Identification        sign location
     Identification                                                                        logo and address      plan
     Monument                                                                            - Tenant
                                                                                           Identification and
                                                                                           /or logo
-------------------------------------------------------------------------------------------------------------------------------
(H3) Tenant             2 signs          s.f.            --                100 sq.       Building                As shown on
     Identification     total each                                         ft.             identification        sign location
     Wall Signs         building; 1                                        Max.            and/or tenant name    plan
                        max. per                                           each            and/or logo
                        tenant each
                        building
                        elevation
-------------------------------------------------------------------------------------------------------------------------------
(H4) Office Building    (1) sign per    s.f. or          4' max. ht.       32 sq. ft.    Building and/or
     Monument           building        d.f.                               each            tenant
     Sign                                                                                  identification
                                                                                         Note:  Where signs
                                                                                           orient to the
                                                                                           public right of
                                                                                           way, tenant
                                                                                           listings will not
                                                                                           be allowed.
-------------------------------------------------------------------------------------------------------------------------------
(H5) Tenant             (1) sign per    s.f.             4 ft.             12 sq. ft.    Tenant name             As shown on
     Identification     tenant with                                        Max.            and/or logo           sign location
     Signs              individual                                         each                                  plan. May be
                        entry                                                                                    wall or ground
                                                                                                                 sign
-------------------------------------------------------------------------------------------------------------------------------
(H6) Project            1 on            s.f.                                             Project name and        On retaining
     Identification     retaining                                                          logo                  wall south side
     Sign (on           wall south                                                                               of project
     retaining wall)    side of
                        project
-------------------------------------------------------------------------------------------------------------------------------
(J5) Retail Pad         2 per pad       s.f.                               32 sq. ft.    Tenant name and/or      On exterior
     Tenant             tenant                                                             logo                  building wall
     Identification     (a third wall
     Wall Sign          sign may be
                        allowed in
                        lieu of Sign
                        Type J6
                        monument
                        sign)
-------------------------------------------------------------------------------------------------------------------------------
(J6) Retail Pad         1 per pad       s.f., d.f.       5 ft.             25 sq. ft.    Tenant name and/or      As shown on
     Tenant             tenant                                             12" max         logo                  sign location
     Identification                                                        letter ht.                            plan.
     Monument
-------------------------------------------------------------------------------------------------------------------------------


                                                                              13


                                   EXHIBIT J
                                     -15-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
-------------------------------------------------------------------------------

GAS STATION IDENTIFICATION SIGNS

G1.  Gas Station Identification Wall Sign

1 per each street frontage, single or double-faced; 50 sq. ft. each maximum copy area. Copy limited to name and logo of company and product/service. Color, letter style and logo may be used with Owner's prior written approval. Signs for associated uses (e.g. car wash) shall conform to criteria for Tenant Identification Sign Type H5.

G2.  Gas Station Identification Monument Sign

1 per street frontage, single or double-faced; 6 ft max. ht., 60 sq. ft. each face maximum copy area. Copy limited to name and logo of company, associated uses and gas pricing information.


                                                                              14


                                   EXHIBIT J
                                     -16-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
-------------------------------------------------------------------------------

SECONDARY SITE SIGNS

Secondary Site Signs are signs other than the primary project or tenant identification signs and include:

     -  address signage

     -  entrance signs

     -  directory maps and listings

     -  directional signs, both pedestrian and automobile-oriented

     -  unit number signs

     -  parking and traffic control signs

     -  informational signs such as identification for public restrooms

     -  building entrance signs

     -  restaurant menuboards

     -  other code required signs

Secondary site signs are not to be visible from the public right-of-way, with the exception of entrance signs, parking control signs, and address signs which should be oriented toward the public right-of-way. All secondary site signs shall be designed as a family of signs. Selected elements such as typestyle, layout, form, detail, colors and materials, shall remain consistent within each sign "family".

A strong connection shall be maintained between secondary site signs and the project architecture and landscaping. Elements of color, material, scale, form and detail shall be reflected in the signage. Signs shall fit comfortably, never crowding the architectural and landscape elements in the immediate vicinity.

Secondary signs may be freestanding or wall-mounted. Freestanding signs should generally be less than (4) feet in height, with the exception of tow-away, handicapped, address, clearance and traffic regulatory signs, which shall conform to the regulations and safety standards established by the City of San Diego. Traffic regulatory signs may be reduced in scale where viewing distances are diminished. Maximum copy area for all secondary site signs shall be 12 square feet.

ANCILLARY SIGNAGE

Ancillary signage are signs other than primary tenant identification signs, and are not included in maximum tenant signage area. Ancillary signage is subject to Owner's prior written approval. Typical ancillary signage includes:

     -  Window Signs

     -  Suite Identification Signs

     -  Tenant Door Signs

     -  Delivery Entrance Identification Signs


                                                                              15


                                   EXHIBIT J
                                     -17-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
-------------------------------------------------------------------------------

TEMPORARY SIGNAGE:

PROJECT LEASING/CONSTRUCTION/FUTURE FACILITIES

Temporary signs will be required for various activities at Carmel Center during and after completion of the development phase. Shapes, base colors and proportions of the signage must be consistent with sign design guidelines (see Exhibit for specific sign type).

-    may be ground-mounted.

-    may be externally illuminated.

TENANT LEASE SPACE BANNERS

- temporary signs may be allowed at individual lease spaces displaying "for lease", "coming soon" and similar messages.

- tenants will be allowed use of a temporary identification banner for a period of time not to exceed 60 days with prior written approval of the
     Owner:

     -  one sign per street frontage

     -  32 square feet maximum copy area per banner

     -  placed below roof eave


SEASONAL/SPECIAL EVENT SIGNAGE

Cooperative seasonal or special event signage will be permitted upon review and approval by the Owner.

-    Typical message:

     -  "Now Open"

     -  "Grand Opening"

     -  Themes related to seasonal, holiday or community events

     -  Design to be compatible with project design theme

     -  50 square feet maximum copy area per banner

     -  placed below roof eave

     - use of special event signage for a period of time not to exceed 45 days per event


                                                                              16


                                   EXHIBIT J
                                     -18-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
-------------------------------------------------------------------------------




                                   EXHIBITS




  NOTE:  All maps and figures indicate typical design concepts and locations.
   Exhibits are not intended to suggest final sign designs or exact locations







                                                                              17


                                   EXHIBIT J
                                     -19-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
-------------------------------------------------------------------------------










                                                                              18


                                    EXHIBIT J
                                       -20-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
-------------------------------------------------------------------------------




                                     [MAP]





                                                                              19


                                    EXHIBIT J
                                       -21-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
-------------------------------------------------------------------------------




                                     [MAP]





                                                                              20


                                    EXHIBIT J
                                       -22-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
------------------------------------------------------------------------------ B




                                   [DIAGRAM]





                                                                              21


                                    EXHIBIT J
                                       -23-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
------------------------------------------------------------------------------ C




                                   [DIAGRAM]





                                                                              22


                                    EXHIBIT J
                                       -24-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
------------------------------------------------------------------------------ D




                                   [DIAGRAM]





                                                                              23


                                   EXHIBIT J
                                     -25-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
----------------------------------------------------------------------------- E1




                                   [DIAGRAM]





                                                                              24


                                   EXHIBIT J
                                     -26-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
----------------------------------------------------------------------------- F2




                                   [DIAGRAM]





                                                                              25


                                   EXHIBIT J
                                     -27-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
------------------------------------------------------------------------------ G




                                   [DIAGRAM]





                                                                              26


                                   EXHIBIT J
                                     -28-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
----------------------------------------------------------------------------- H1




                                   [DIAGRAM]





                                                                              27


                                   EXHIBIT J
                                     -29-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
----------------------------------------------------------------------------- H2




                                   [DIAGRAM]





                                                                              28


                                   EXHIBIT J
                                     -30-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
----------------------------------------------------------------------------- H3




                                  [DIAGRAM]





                                                                              29


                                   EXHIBIT J
                                     -31-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
----------------------------------------------------------------------------- H4




                                  [DIAGRAM]





                                                                              30


                                   EXHIBIT J
                                     -32-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]

CARMEL CENTER SIGN GUIDELINES AND CRITERIA
----------------------------------------------------------------------------- H5




                                  [DIAGRAM]





                                                                              31


                                   EXHIBIT J
                                     -33-
                                              PEREGRINE SYSTEMS CORPORATE CENTER
                                                             [Peregrine Systems]